As filed with the Securities and Exchange Commission on August 27, 2013

1933 Act File No. 33-20673

1940 Act File No. 811-05514

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 107	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 108	☒

WILMINGTON FUNDS

(Exact Name of Registrant as Specified in Charter)

111 South Calvert Street, 26th floor

Baltimore, Maryland 21202

(Address of Principal Executive Offices)

1-800-836-2211

(Registrant’s Telephone Number)

Michael D. Daniels
Wilmington Funds
111 South Calvert Street, 26th floor
Baltimore, Maryland 21202
(Name and Address of Agent for Service)
Notices should be sent to the Agent for Service

With a copy to:
Alison Fuller, Esq.
Stradley Ronon Stevens & Young, LLP
1250 Connecticut Avenue, N.W., Suite 500
Washington, DC 20036

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b)

☒ on August 31, 2013 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a) (i)

☐ on                          pursuant to paragraph (a) (i)

☐ 75 days after filing pursuant to paragraph (a)(ii)

☐ on                          pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

August 31, 2013

WILMINGTON FUNDS

Equity Funds

Wilmington Large-Cap Strategy Fund

Class I (WMLIX)

Wilmington Large-Cap Value Fund

Class A (VEINX) / Class I (MLCVX)

Wilmington Large-Cap Growth Fund

Class A (VLCPX) / Class I (MLGIX)

Wilmington Mid-Cap Growth Fund

Class A (AMCRX) / Class I (ARMEX)

Wilmington Small-Cap Strategy Fund

Class I (WMSIX)

Wilmington Small-Cap Growth Fund

Class A (ARPAX) / Class I (ARPEX)

Wilmington Multi-Manager International Fund

Class A (GVIEX) / Class I (MVIEX)

Alternatives Fund

Wilmington Multi-Manager Alternatives Fund

Class A (WRAAX) / Class I (WRAIX)

Asset Allocation Funds

Wilmington Multi-Manager Real Asset Fund

Class A (WMMRX) / Class I (WMRIX)

Wilmington Strategic Allocation Conservative Fund

Class A (WCAAX) / Class I (WCAIX)

Wilmington Strategic Allocation Moderate Fund

Class A (ARBAX) / Class I (ARGIX)

Wilmington Strategic Allocation Aggressive Fund

Class A (WAAAX) / Class I (WAAIX)

Fixed Income Funds

Wilmington Intermediate-Term Bond Fund

Class A (GVITX) / Class I (ARIFX)

Wilmington Broad Market Bond Fund

Class A (AKIRX) / Class I (ARKIX)

Wilmington Short-Term Corporate Bond Fund

Class A (MVSAX) / Class I (MVSTX)

Wilmington Short Duration Government Bond Fund

Class A (ASTTX) / Class I (GVLDX)

Wilmington Municipal Bond Fund

Class A (WTABX) / Class I (WTAIX)

Wilmington Maryland Municipal Bond Fund

Class A (ARMRX) / Class I (ARMTX)

Wilmington New York Municipal Bond Fund

Class A (VNYFX) / Class I (VNYIX)

Money Market Funds

Wilmington Prime Money Market Fund

Service Class (VSIXX) / Administrative Class (AKIXX)
Select Class (VSMXX) / Institutional Class (WPSXX)

Wilmington U.S. Government Money Market Fund

Service Class (AGAXX) / Administrative Class (AIIXX)
Select Class (AKGXX) / Institutional Class (WGOXX)

Wilmington U.S. Treasury Money Market Fund

Service Class (VTSXX) / Administrative Class (ARMXX)
Select Class (VSTXX)

Wilmington Tax-Exempt Money Market Fund

Service Class (ATFXX) / Administrative Class (AFIXX)

Select Class (AKXXX)

Managed by Wilmington Funds Management Corporation (“WFMC” or the “Advisor”). These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

How to Obtain More Information About Wilmington Funds	back cover

WILMINGTON LARGE-CAP STRATEGY FUND SUMMARY

Investment Goal

The Fund seeks to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class I Shares. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations. Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs.

Shareholder Fees

(Fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.38%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.89%
Fee Waivers and/or Expense Reimbursements(1)	(0.63)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.26%

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class I Shares will not exceed 0.25%, not including the effects of acquired fund fees and expenses, taxes or other extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2014, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I
Expenses assuming redemption	$27	$221	$431	$1,037

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent full fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of the portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a diversified portfolio of U.S. equity (or equity-related) securities of large-cap companies (primarily common stocks). Large-cap companies are companies that have a market capitalization at the time of purchase at least equal to that of the smallest company in the Russell 1000 Index ($487 million as of June 30, 2013), or at least equal to that of the smallest company expected to be included in the Russell 1000 Index after its next scheduled reconstitution.

The Fund’s investment advisor determines the tactical allocation of the Fund’s assets and uses returns-based and holdings-based style analysis tools to assess the tactical weightings. The tactical allocations may be based on one or more factors, such as investment style (e.g., growth or value), market capitalization (e.g., mega-cap or large/mid-cap), industry sector or security valuation measure (e.g., price/earnings ratio). Once the investment advisor determines the tactical allocations, the sub-advisor builds a portfolio in accordance with the investment advisor’s allocation instructions. The sub-advisor uses quantitative models to construct a portfolio for the Fund.

The sub-advisor invests in a representative sample of securities which are included in the Fund’s benchmark index

PROSPECTUS / August 31, 2013	1

WILMINGTON LARGE-CAP STRATEGY FUND

(Russell 1000 Index) or another index of large-capitalization companies, weighted to reflect the investment advisor’s tactical allocations. The return for each component of the portfolio is intended to correlate closely with the return for the corresponding component of the applicable benchmark index. The sub-advisor will use its proprietary quantitative analytical tools to rebalance the portfolio and to make buy and sell decisions on individual securities. There is no assurance that the sub-advisor’s investment performance will equal or exceed that of the benchmark index.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•

Asset Allocation Risk. The Advisor’s asset allocation decisions among various investments may not anticipate market trends successfully. The Advisor may make less than optimal or poor asset allocation decisions. The Advisor attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocation techniques will produce the desired results. You could lose money on your investment in the Fund as a result of these allocation decisions.

•	Growth Investing Risk. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.

•	Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

•	Value Investing Risk. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks and therefore may lag behind growth stocks in an up market.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The returns presented for the Fund reflect the performance of a former series of WT Mutual Fund, also known as the Wilmington Large-Cap Strategy Fund (the “Predecessor Fund”). The Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class I Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years or the life of the Fund compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class I Shares

Best Quarter 15.31% 6/30/2009 Worst Quarter (23.06)% 12/31/2008

The Fund’s Class I Shares total return for the six-month period from January 1, 2013 to June 30, 2013 was 13.78%.

2	August 31, 2013 / PROSPECTUS

WILMINGTON LARGE-CAP STRATEGY FUND

Average Annual Total Returns

(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years or Life of Fund
Class I Shares
Return Before Taxes	16.05%	0.38%	4.79%	*
Return After Taxes on Distributions	15.72%	0.16%	4.49%	*
Return After Taxes on Distributions and Sale of Fund Shares	10.87%	0.28%	4.14%	*
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	16.42%	1.92%	6.62%

*	Class I Shares commenced operations on July 1, 2003.

After-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation (“WFMC”)

Investment Sub-Advisor

Wilmington Trust Investment, Advisors, Inc. (“WTIA”)

Portfolio Managers	Title	Service Date (with the Fund)
Andrew H. Hopkins, CFA, CPA	Vice President and Director of Equity Management at WFMC	2011
Edward S. Forrester III, CFA	Assistant Vice President and Portfolio Manager/Research Analyst at WTIA	2011

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS / August 31, 2013	3

WILMINGTON LARGE-CAP VALUE FUND SUMMARY

Investment Goal

The Fund seeks to provide long-term capital appreciation and secondarily, current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional, in the Fund’s prospectus in the section entitled “How are shares priced?”.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.51%	0.51%
Total Annual Fund Operating Expenses	1.46%	1.21%
Fee Waivers and/or Expense Reimbursements(1)	(0.14)%	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.32%	1.04%

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 1.32% and 1.04%, respectively, not including the effects of taxes or extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2014, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$677	$974	$1,292	$2,189
Class I Expenses assuming redemption	$106	$367	$648	$1,450

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing, under normal circumstances, at least 80% of the value of its net assets in a diversified portfolio of equity securities (primarily common stocks) of large-cap U.S. and foreign companies. Equity securities include common and preferred stocks as well as convertible securities. “Large-cap companies” are defined as companies with market capitalizations at the time of purchase similar to companies in the Russell 1000 Index or the S&P 500 Index. As of June 30, 2013, the market capitalizations of companies in the Russell 1000 Index ranged from $487 million to $422.5 billion, and the market capitalizations of companies in the S&P 500 Index ranged from $1.9 billion to $400.7 billion.

The Advisor focuses on large-cap companies that have consistently increased their dividends over certain time periods and that demonstrate stable, growing earnings and consistent generation of free cash flow. The Advisor also considers fundamental factors such as industry prospects, market and economic conditions, competitive position, financial leverage and other financial metrics. The Advisor’s strategy is a “value” style of investing, in that the Advisor seeks to identify companies that are undervalued relative to their prospects for growth based on the attributes in the two preceding sentences.

4	August 31, 2013 / PROSPECTUS

WILMINGTON LARGE-CAP VALUE FUND

The Advisor will determine a company’s status as a “large-cap company” at the time of initial investment, and the Fund will not be required to sell a pre-existing investment because a company’s market capitalization has grown or reduced outside the market capitalization range of either index. The capitalization ranges of the indexes are subject to frequent change, and the indexes are re-balanced and reconstituted periodically. Thus, the companies in the indexes and the applicable range of market capitalizations defining large-cap companies at time of purchase will likely differ from those at June 30, 2013.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•

Foreign Investing Risk. Economic, political or regulatory conditions may be less favorable, and markets may be less liquid, less transparent and more volatile, in foreign countries, and in particular emerging markets, than in the United States. Currency fluctuations may reduce investment gains or add to investment losses.

•	Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

•	Value Investing Risk. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks and therefore may lag behind growth stocks in an up market.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class A Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years or for the life of the Fund compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class A Shares

Best Quarter 19.35% 6/30/2003 Worst Quarter (19.10)% 12/31/08

The Fund’s Class A Shares total return for the six-month period from January 1, 2013 to June 30, 2013 was 12.04%. The maximum Class A sales charge of 5.50%, which is normally deducted when you purchase shares, is not reflected in the best quarter/worst quarter returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average Annual Total Returns

(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years or Life of Fund
Class A Shares
Return Before Taxes	2.95%	(3.18)%	5.17%
Return After Taxes on Distributions	2.81%	(3.32)%	4.65%
Return After Taxes on Distributions and Sale of Fund Shares	2.09%	(2.69)%	4.43%
Class I Shares
Return Before Taxes	9.17%	(1.90)%	4.44%*
Russell 1000 Value (reflects no deduction for fees, expenses or taxes)	17.51%	0.59%	7.38%

*	Class I Shares commenced operations on August 18, 2003.

After-tax performance is presented only for Class A Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax

PROSPECTUS / August 31, 2013	5

WILMINGTON LARGE-CAP VALUE FUND

situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc.

Portfolio Managers	Title	Service Date
Andrew H. Hopkins, CFA, CPA	Vice President	2012
Rafael E. Tamargo	Vice President	2012
Thomas P. Neale, CFA	Vice President	2012
Edward S. Forrester, III, CFA	Assistant Vice President	2012

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000
Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

6	August 31, 2013 / PROSPECTUS

WILMINGTON LARGE-CAP GROWTH FUND SUMMARY

Investment Goal

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional, in the Fund’s prospectus in the section entitled “How are shares priced?”.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.70%	0.70%
Total Annual Fund Operating Expenses	1.80%	1.55%
Fee Waivers and/or Expense Reimbursements(1)	(0.38)%	(0.51)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.42%	1.04%

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 1.42% and 1.04%, respectively, not including the effects of taxes or extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2014, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$687	$1,051	$1,439	$2,521
Class I
Expenses assuming redemption	$106	$440	$796	$1,802

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing, under normal circumstances, at least 80% of the value of its net assets in a diversified portfolio of equity securities (primarily common stocks) of large cap U.S. companies. Equity securities include common and preferred stocks as well as convertible securities. “Large cap companies” are defined as companies with market capitalizations at the time of purchase similar to companies in the Russell 1000 Growth Index (the “Russell 1000 Growth”). As of June 30, 2013, the market capitalization of companies in the Russell 1000 Growth ranged from $519 million to $370.4 billion.

The Fund’s investment advisor expects to allocate a significant percentage of the Fund’s assets to investments in companies with capitalizations similar to the largest companies within the Russell 1000 Growth, which were companies with market capitalizations ranging from $15.9 billion to $370.4 billion as of June 30, 2013 (“mega-cap companies”). The Fund’s investment advisor expects that the percentage allocation to mega-cap companies will approximate the ratio of the aggregate market capitalization of the mega-cap companies in the Russell 1000 Growth to the aggregate market capitalization of the Russell 1000 Growth. The remaining portion of the portfolio will be invested primarily in other large cap companies, including those with market capitalizations in other ranges within the Russell 1000

PROSPECTUS / August 31, 2013	7

WILMINGTON LARGE-CAP GROWTH FUND

Index. However, subject to the 80% limitation described above, the Fund is not required to maintain any particular allocation among, or a particular number of positions in, companies within certain ranges of market capitalization.

The Advisor uses a bottom-up approach to selecting growth-oriented stocks. The Fund seeks to invest in high-quality, well-established companies that have a strong history of earnings growth, have healthy cash flow, and are attractively priced based on the Advisor’s valuation analytical tool. The Advisor will determine a company’s status as a “large cap company” at the time of initial investment, and the Fund will not be required to sell a pre-existing investment because a company’s market capitalization has grown or reduced outside the market capitalization range of the index. The Advisor expects to review the allocation of the Fund’s portfolio quarterly. The capitalization range of the Russell 1000 Growth is subject to frequent change, and the index is re-balanced and reconstituted periodically. Thus, the companies in the index and the applicable range of market capitalizations defining large cap companies at time of purchase will likely differ from those at June 30, 2013.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•

Asset Allocation Risk. The Advisor’s asset allocation decisions among various investments may not anticipate market trends successfully. The Advisor may make less than optimal or poor asset allocation decisions. The Advisor attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocation techniques will produce the desired results. You could lose money on your investment in the Fund as a result of these allocation decisions.

•	Growth Investing Risk. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.

•	Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class A Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years or the life of the Fund compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class A Shares

Best Quarter 17.65% 6/30/2009 Worst Quarter (23.36)% 12/31/2008

The Fund’s Class A Shares total return for the six-month period from January 1, 2013 to June 30, 2013 was 10.61%. The maximum Class A sales charge of 5.50%, which is normally deducted when you purchase shares, is not reflected in the best quarter/worst quarter returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

8	August 31, 2013 / PROSPECTUS

WILMINGTON LARGE-CAP GROWTH FUND

Average Annual Total Returns

(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years or Life of Fund
Class A Shares
Return Before Taxes	4.93%	(2.18)%	2.97%
Return After Taxes on Distributions	3.42%	(2.52)%	2.74%
Return After Taxes on Distributions and Sale of Fund Shares	5.20%	(1.85)%	2.57%
Class I Shares
Return Before Taxes	11.42%	(0.80)%	2.96%*
Russell 1000 Growth (reflects no deduction for fees, expenses or taxes)	15.26%	3.12%	7.52%

*	Class I Shares commenced operations on August 18, 2003.

After-tax performance is presented only for Class A Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation (“WFMC”)

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Portfolio Manager	Title	Service Date (with the Fund)
Andrew H. Hopkins, CFA, CPA	Administrative Vice President and Director of Equity Management at WFMC	2012
Mark Schultz, CFA	Administrative Vice President and Senior Portfolio Manager at WTIA	2012
Rafael E. Tamargo	Vice President and Portfolio Manager/Research Analyst at WFMC	2012
Edward S. Forrester, III, CFA	Assistant Vice President and Portfolio Manager/Research Analyst at WTIA	2012

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000
Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS / August 31, 2013	9

WILMINGTON MID-CAP GROWTH FUND SUMMARY

Investment Goal

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional, in the Fund’s prospectus in the section entitled “How are shares priced?”.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.46%	0.46%
Total Annual Fund Operating Expenses	1.56%	1.31%
Fee Waivers and/or Expense Reimbursements(1)	(0.32)%	(0.23)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.24%	1.08%

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 1.24% and 1.08%, respectively, not including the effects of taxes or extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2014, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$669	$986	$1,324	$2,278
Class I
Expenses assuming redemption	$110	$393	$697	$1,559

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities of mid cap U.S. companies. Equity securities include common and preferred stocks, as well as convertible securities. The investment advisor chooses stocks of mid cap companies that have significant growth potential, including securities of companies that have not reached full maturity, but that have above-average sales and earnings growth.

Mid cap companies are defined as companies with market capitalizations at the time of purchase similar to companies in the Russell Mid Cap Index. The definition is applied at the time of initial investment, and the Fund will not be required to sell a pre-existing investment because a company’s market capitalization has grown or reduced outside the market capitalization range of the indexes. As of June 30, 2013, the market capitalization of companies in the Russell Mid Cap Index ranged from $487 million to $30.3 billion. The capitalization ranges are subject to frequent change, and thus the applicable range of market capitalizations defining mid cap companies at time of purchase will likely differ from the range at June 30, 2013.

10	August 31, 2013 / PROSPECTUS

WILMINGTON MID-CAP GROWTH FUND

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•

Company Size Risk. The smaller companies in which the Fund may invest may have unproven track records, a limited product or service base, limited access to capital, and other attributes that can cause their share prices to fluctuate, and they may be more likely to fail than larger companies. Therefore, smaller companies may entail greater risks for investors than larger companies.

•	Growth Investing Risk. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.

•	Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class A Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years or the life of the Fund compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class A Shares

Best Quarter 20.95% 6/30/2009
Worst Quarter (27.21)% 12/31/2008

The Fund’s Class A Shares total return for the six-month period from January 1, 2013 to June 30, 2013 was 12.92%. The maximum Class A sales charge of 5.50%, which is normally deducted when you purchase shares, is not reflected in the best quarter/worst quarter returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average Annual Total Returns

(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	5.80%	2.57%	9.21%
Return After Taxes on Distributions	5.13%	2.16%	8.26%
Return After Taxes on Distributions and Sale of Fund Shares	4.63%	2.12%	7.94%
Class I Shares
Return Before Taxes	12.16%	3.91%	10.00%
Russell Mid Cap Growth (reflects no deduction for fees, expenses or taxes)	15.81%	3.23%	10.32%

After-tax performance is presented only for Class A Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal

PROSPECTUS / August 31, 2013	11

WILMINGTON MID-CAP GROWTH FUND

marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-deferred account, such as an individual retirement account or a
401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Portfolio Manager	Title	Service Date (with the Fund)
Mark Schultz, CFA	Administrative Vice President and Senior Portfolio Manager at WTIA	2003

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000
Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

12	August 31, 2013 / PROSPECTUS

WILMINGTON SMALL-CAP STRATEGY FUND SUMMARY

Investment Goal

The Fund seeks to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s I Shares. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations. Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs.

Shareholder Fees

(Fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.77%
Acquired Fund Fees and Expenses	0.09%
Total Annual Fund Operating Expenses	1.41%
Fee Waivers and/or Expense Reimbursements(1)	(1.07)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.34%

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class I Shares will not exceed 0.25%, not including the effects of acquired fund fees and expenses, taxes or other extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2014, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I
Expenses assuming redemption	$35	$341	$669	$1,598

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent full fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of the portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a diversified portfolio of U.S. equity (or equity-related) securities of small-cap companies (primarily common stocks). Small-cap companies are companies that have a market capitalization at the time of purchase less than or equal to the largest company in the Russell 2000 Index ($5.8 billion as of June 30, 2013) or less than or equal to the largest company expected to be included in the Russell 2000 Index after its next scheduled reconstitution.

The Fund’s investment advisor determines the tactical allocation of the Fund’s assets and uses returns-based and holdings-based style analysis tools to assess the tactical weightings. The tactical allocations may be based on one or more factors, such as investment style (e.g., growth or value), market capitalization, industry sector or security valuation measure (e.g., price/earnings ratio). Once the investment advisor determines the tactical allocations, the sub-advisor builds a portfolio in accordance with the investment advisor’s allocation instructions. The sub-advisor uses quantitative analytical tools to construct a portfolio for the Fund.

The sub-advisor invests in a representative sample of securities which are included in the Fund’s benchmark index (Russell 2000 Index) or another index of small-capitalization

PROSPECTUS / August 31, 2013	13

WILMINGTON SMALL-CAP STRATEGY FUND

companies, weighted to reflect the investment advisor’s growth and value tactical allocations. The return for each of the growth and value portions of the portfolio are intended to correlate closely with the return for the corresponding growth and value components of the applicable benchmark. The sub-advisor will use its proprietary quantitative analytical tools to rebalance the portfolio and to make buy and sell decisions on individual securities. There is no assurance that the sub-advisor’s investment performance will equal or approximate that of the benchmark index.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•

Asset Allocation Risk. The Advisor’s asset allocation decisions among various investments may not anticipate market trends successfully. The Advisor may make less than optimal or poor asset allocation decisions. The Advisor attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocation techniques will produce the desired results. You could lose money on your investment in the Fund as a result of these allocation decisions.

•

Company Size Risk. The smaller companies in which the Fund may invest may have unproven track records, a limited product or service base, limited access to capital, and other attributes that can cause their share prices to fluctuate, and they may be more likely to fail than larger companies. Therefore, smaller companies may entail greater risks for investors than larger companies.

•	Growth Investing Risk. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible for a Fund to sell or dispose of at the price at which the Fund has valued the security.

•	Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

•	Value Investing Risk. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks and therefore may lag behind growth stocks in an up market.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The returns presented for the Fund reflect the performance of a former series of WT Mutual Fund, also known as Wilmington Small-Cap Strategy Fund (the “Predecessor Fund”). The Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class I Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years or the life of the Fund compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class I Shares

Best Quarter 20.15% 6/30/2009 Worst Quarter (26.19)% 12/31/2008

The Fund’s Class I Shares total return for the six-month period from January 1, 2013 to June 30, 2013 was 15.69%.

14	August 31, 2013 / PROSPECTUS

WILMINGTON SMALL-CAP STRATEGY FUND

Average Annual Total Returns

(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years or Life of Fund
Class I Shares
Return Before Taxes	16.82%	2.56%	6.80	%*
Return After Taxes on Distributions	16.55%	2.33%	5.75	%*
Return After Taxes on Distributions and Sale of Fund Shares	11.23%	2.10%	5.67	%*
Russell 2000 Total Return Index (reflects no deduction for fees, expenses or taxes)	16.35%	3.56%	8.36%

*	Class I Shares commenced operations on July 1, 2003.

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation (“WFMC”)

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Portfolio Managers	Title	Service Date (with the Fund)
Andrew H. Hopkins, CFA, CPA	Administrative Vice President and Director of Equity Management at WFMC	2011
Edward S. Forrester, III, CFA	Assistant Vice President and Portfolio Manager/Research Analyst at WTIA	2011

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS / August 31, 2013	15

WILMINGTON SMALL-CAP GROWTH FUND SUMMARY

Investment Goal

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations. Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional, in the Fund’s prospectus in the section entitled “How are shares priced?”.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.61%	0.61%
Acquired Fund Fees and Expenses	0.10%	0.10%
Total Annual Fund Operating Expenses	1.81%	1.56%
Fee Waivers and/or Expense Reimbursements(1)	(0.24)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.57%	1.35%
(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 1.47% and 1.25%, respectively, not including the effects of acquired fund fees and expenses, taxes or extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2014, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$701	$1,066	$1,454	$2,540
Class I
Expenses assuming redemption	$137	$471	$829	$1,837

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 142% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund’s investment advisor purchases stocks of smaller companies that the investment advisor believes have the potential to achieve substantial long-term earnings growth and shareholder value. The Fund’s investment advisor employs a quantitative model to assist it in identifying potential investments, and uses an equity risk modeling tool to construct the Fund’s portfolio. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities of U.S. small cap companies. Equity securities include common and preferred stocks, as well as convertible securities.

“Small cap companies” are defined as companies with market capitalizations at the time of purchase similar to companies in the S&P SmallCap 600 Index or the Russell

16	August 31, 2013 / PROSPECTUS

WILMINGTON SMALL-CAP GROWTH FUND

2000 Index. The Fund’s investment adviser will apply the definition at the time of initial investment, and the Fund will not be required to sell (or be precluded from adding to) a pre-existing investment because a company’s market capitalization has grown or reduced outside the market capitalization range of the indexes. As of June 30, 2013, the market capitalization of companies in the S&P SmallCap 600 Index ranged from $95 million to $3.4 billion, and the market capitalization of companies in the Russell 2000 Index ranged from $23 million to $5.8 billion. The capitalization ranges of the indexes are subject to frequent change, and the indexes are re-balanced and reconstituted periodically. Thus, the applicable range of market capitalizations defining small cap companies at time of purchase and the companies in the indexes will likely differ from the ranges and constituent companies at June 30, 2013.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance and increase the amount of taxes that you pay).

•

Company Size Risk. The smaller companies in which the Fund may invest may have unproven track records, a limited product or service base, limited access to capital, and other attributes that can cause their share prices to fluctuate, and they may be more likely to fail than larger companies. Therefore, smaller companies may entail greater risks for investors than larger companies.

•	Growth Investing Risk. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.

•

Information Risk. When the quantitative analytical tools (“Tools”) and information and data (“Data”) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Tools and Data may not produce the desired results and the Fund may realize losses.

•	Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class A Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years or the life of the Fund compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class A Shares

Best Quarter 25.45% 6/30/2003 Worst Quarter (28.11)% 12/31/2008

The Fund’s Class A Shares total return for the six-month period from January 1, 2013 to June 30, 2013 was 14.96%. The maximum Class A sales charge of 5.50%, which is normally deducted when you purchase shares, is not reflected in the best quarter/worst quarter returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

PROSPECTUS / August 31, 2013	17

WILMINGTON SMALL-CAP GROWTH FUND

Average Annual Total Returns

(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	4.00%	(1.73)%	7.25%
Return After Taxes on Distributions	3.91%	(1.74)%	5.91%
Return After Taxes on Distributions and Sale of Fund Shares	2.70%	(1.46)%	5.66%
Class I Shares
Return Before Taxes	10.33%	(0.45)%	8.02%
Russell 2000 Growth (reflects no deduction for fees, expenses or taxes)	14.59%	3.49%	9.80%

After-tax performance is presented only for Class A Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-deferred account, such as an individual retirement account or a
401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation (“WFMC”)

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Portfolio Managers	Title	Service Date (with the Fund)
Andrew H. Hopkins, CFA, CPA	Administrative Vice President and Director of Equity Management at WFMC	2012
Rafael E. Tamargo	Vice President and Portfolio Manager/Research Analyst at WFMC	2012
Edward S. Forrester, III, CFA	Assistant Vice President and Portfolio Manager/Research Analyst at WTIA	2012

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000
Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

18	August 31, 2013 / PROSPECTUS

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND SUMMARY

Investment Goal

The Fund seeks to provide long-term capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations. Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional, in the Fund’s prospectus in the section entitled “How are shares priced?”.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.54%	0.54%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	1.81%	1.56%
Fee Waivers and/or Expense Reimbursements(1)	(0.30)%	(0.18)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.51%	1.38%
(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 1.49% and 1.36%, respectively, not including the effects of acquired fund fees and expenses, taxes or extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2014, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$695	$1,061	$1,450	$2,536
Class I
Expenses assuming redemption	$140	$474	$832	$1,840

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of the portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing substantially all, but under normal circumstances not less than 80% of the value of its net assets in a diversified portfolio of foreign securities, including common stocks, preferred stocks, convertible securities, emerging markets securities and exchange-traded funds (ETFs). Some of the foreign securities may be from emerging markets. The Fund invests primarily in the equity markets listed in the Morgan Stanley Capital International All Country World Index ex US (“MSCI ACWI ex-US Net”) Index, the benchmark against which the Fund measures the performance of its portfolio. The Fund may also invest in foreign forward currency contracts to achieve allocation strategies. The

PROSPECTUS / August 31, 2013	19

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

Advisor seeks to achieve the Fund’s investment goal by allocating the Fund’s assets (in an arrangement known as a multi-manager structure) among a number of sub-advisors with experience in managing international investment strategies. The Advisor engages Wilmington Trust Investment Advisors, Inc. (“WTIA”) to assist in the identification and selection of sub-advisors and in the portfolio construction process.

The Advisor and WTIA utilize a blended style of investing by allocating and reallocating for investment management purposes varying portions of the portfolio among the Fund’s sub-advisors.

Each sub-advisor has complete discretion to invest its portion of the Fund’s assets as it deems appropriate within the constraints of the Fund’s investment goal, strategies and restrictions. A sub-advisor may sell (or close a position in) a security when it determines that a particular security has reached a target price or target yield, or that the reasons for maintaining that position are no longer valid.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•

Asset Allocation Risk. The investment advisor’s asset allocation decisions among various investments may not anticipate market trends successfully. The investment advisor may make less than optimal or poor asset allocation decisions. The investment advisor attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocation techniques will produce the desired results. It is possible that the investment advisor will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

•	Currency Risk. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

•	Emerging Market Countries Risk. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets.

•

Exchange Traded Funds (ETFs) Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•

Foreign Investing Risks. Economic, political or regulatory conditions may be less favorable, and markets may be less liquid, less transparent and more volatile, in foreign countries, and in particular emerging markets, than in the United States. Currency fluctuations may reduce investment gains or add to investment losses.

•

Forward Currency Exchange Contract Risk. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of a loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

•	Growth Investing Risk. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.

•

Multi-Manager Risk. The investment styles employed by sub-advisors may not be complementary. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Fund’s realization of capital gains.

•	Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

•	Value Investing Risk. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks and therefore may lag behind growth stocks in an up market.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The returns presented for the Fund reflect the performance of a former series of WT Mutual Fund also known as Wilmington Multi-Manager International Fund (the “Predecessor Fund”). The Fund has adopted the performance of the Predecessor Fund as the result of a

20	August 31, 2013 / PROSPECTUS

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class I Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years or the life of the Fund compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class I Shares

Best Quarter 25.70% 6/30/2009 Worst Quarter (22.28)% 12/31/2008

The Fund’s Class I Shares total return for the six-month period from January 1, 2013 to June 30, 2013 was (1.10)%. The average annual total returns in the table below do include the maximum Class A sales charge of 5.50%, which is normally deducted when you purchase shares.

Average Annual Total Returns

(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years or Life of Fund
Class I Shares
Return Before Taxes	15.47%	(3.97)%	8.22%
Return After Taxes on Distributions	15.38%	(4.13)%	7.37%
Return After Taxes on Distributions and Sale of Fund Shares	10.65%	(3.20)%	7.25%
Class A Shares
Return Before Taxes	8.95%	(5.27)%	1.40%	*
MSCI ACWI ex-US Net Index (reflects no deductions for fees, expenses or taxes)	16.83%	(2.89)%	9.74%

*	Class A Shares commenced operations on December 20, 2005.

After-tax performance is presented only for Class I Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisors

Wilmington Trust Investment Advisors, Inc. (“WTIA”), Baring International Investment Limited (“Barings”), Dimensional Fund Advisors LP (“Dimensional”), LSV Asset Management (“LSV”), Northern Cross LLC (“Northern Cross”), and Parametric Portfolio Associates LLC (“Parametric”).

Portfolio Managers	Title	Service Date (with the Fund)
Thomas R. Pierce, CFA	Chief Investment Strategist at WTIA	2012
George Chen, CFA, CIPM	Vice President and Research Analyst at WTIA	2012
Clement K. Miller, CFA	Administrative Vice President at WTIA	2012
David Bertocchi, CFA	Divisional Director at Barings	2009
Jonathan Greenhill	Equity Investment Manager at Barings	2011

PROSPECTUS / August 31, 2013	21

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

Portfolio Managers	Title	Service Date (with the Fund)
Tom Mann, CFA	Equity Investment Manager at Barings	2012
Karen E. Umland, CFA	Vice President and Senior Portfolio Manager at Dimensional	2012
Joseph H. Chi, CFA	Co-Head of Portfolio Management and Senior Portfolio Manager at Dimensional	2012
Jed S. Fogdall	Co-Head of Portfolio Management and Senior Portfolio Manager at Dimensional	2012
Henry F. Gray	Vice President and Head of Global Equity Trading at Dimensional	2012
Puneet Mansharamani, CFA	Partner and Senior Quantitative Analyst at LSV	2006
Josef Lakonishok	Partner, Chief Executive Officer and Chief Investment Officer at LSV	2005
Menno Vermeulen, CFA	Partner and Senior Quantitative Analyst at LSV	2005
Howard Appleby, CFA	Principal at Northern Cross	2012
Jean-Francois Ducrest	Principal at Northern Cross	2012
James LaTorre, CFA	Principal at Northern Cross	2012
Edward E. Wendell, Jr.	Principal at Northern Cross	2012
David M. Stein, Ph.D.	Chief Investment Officer at Parametric	2012
Thomas C. Seto	Director of Portfolio Management and Portfolio Manager at Parametric	2012

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000
Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

22	August 31, 2013 / PROSPECTUS

WILMINGTON MULTI-MANAGER ALTERNATIVES FUND SUMMARY

Investment Goal

The Fund seeks to achieve long-term growth of capital through consistent returns from investments that have a low correlation to traditional asset classes.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations. Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional, in the Fund’s prospectus in the section entitled “How are shares priced?”.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee*	2.26%	2.26%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses
Dividend and Interest Expense on Short Positions	0.67%	0.67%
All Remaining Other Expenses	0.88%	0.88%
Acquired Fund Fees and Expenses	0.21%	0.21%
Total Annual Fund Operating Expenses	4.27%	4.02%
Fee Waivers and/or Expense Reimbursements(1)	(1.16)%	(1.16)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	3.11%	2.86%
*	The management fee has been restated to reflect current fees. Of the 2.26% management fee, the Advisor and Wilmington Trust Investment Advisors, Inc. are entitled to 1.00%. The remaining 1.26% can be allocated to other sub-advisers that assist in managing the Fund’s assets.

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that total annual fund operating expenses paid by the Fund's Class A and Class I Shares will not exceed 2.23% and 1.98%, respectively, not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses. This waiver may be withdrawn after August 31, 2014, or with the agreement of the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$847	$1,675	$2,515	$4,671
Class I
Expenses assuming redemption	$289	$1,118	$1,964	$4,152

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 367% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund’s Advisor seeks to achieve the Fund’s investment goal by allocating the Fund’s assets (in an arrangement known as a multi-manager structure) among a number of sub-advisors with experience in managing alternative or non-traditional investment strategies. The Advisor engages Wilmington Trust Investment Advisors, Inc. (“WTIA”) to assist in the identification and selection of sub-advisors and in the portfolio construction process.

WTIA determines the Fund’s asset allocation among the different sub-advisors. When making these allocation decisions, WTIA considers, among other things, the current macroeconomic outlook, relative valuation levels and

PROSPECTUS / August 31, 2013	23

WILMINGTON MULTI-MANAGER ALTERNATIVES FUND

volatility in the equity, fixed income and commodities markets, market flows and market liquidity, and information relating to business cycles. The sub-advisors may use one or a combination of the following investment strategies:

•	Commodities: A commodities strategy seeks exposure to the performance of the commodities markets and/or exposure to a long/short strategy that is based on commodity trends.

•

Convertible Arbitrage: A convertible arbitrage strategy seeks to take advantage of pricing inefficiencies of the embedded option in a convertible bond. To implement a convertible arbitrage strategy, a sub-advisor may purchase a portfolio of convertible bonds, and hedge a portion of the equity risk, interest rate and credit risk of the bonds by selling the underlying common stock short.

•

Event-Driven: An event-driven strategy seeks to profit from potential mispricings of securities related to a specific corporate or market event, such as mergers, bankruptcies, financial or operational stress, restructurings, asset sales, recapitalizations, spin-offs, litigation, regulatory and legislative changes as well as other types of corporate events.

•	Long-Only: A long-only strategy seeks to profit from investing in securities that are expected to appreciate in value.

•	Long/Short Equity: A long/short equity strategy typically seeks to profit from investing on both the long and short sides of equity market.

•

Long/Short Credit, Fixed Income and Distressed Debt: Long/short credit, fixed income, and distressed debt strategies typically focus primarily in debt securities of domestic and foreign (including emerging market) governments, government-related agencies, and companies, of all maturities and credit qualities, including corporate bonds, bank loans and distressed debt, and mortgage-backed securities. Typical credit related investment strategies involve a long/short or event-driven style similar to those described above in “Event-Driven” and “Long/Short Equity.”

•	Long/Short Foreign Currency: A long/short foreign currency strategy typically seeks to profit from investing in positions on both the long and short sides of major foreign currencies.

•

Market Neutral: A market neutral strategy seeks to keep exposure to overall market risk very low by combining long and short equity positions. To implement a market neutral strategy, a sub-advisor typically takes long positions in stocks that it believes are undervalued and takes short positions in stocks that it believes are overvalued.

•

Merger Arbitrage: A merger arbitrage strategy is a form of an event-driven strategy. A sub-advisor implementing a merger arbitrage strategy typically invests simultaneously in long and short positions in both companies involved in a merger or acquisition. A sub-advisor typi-

cally purchases the stock of the acquired company and shorts the stock of the acquiring company.

•

Pairs Trading: A pairs trading strategy typically seeks to match a long position with a short position in two securities of the same sector. Certain securities, often competitors in the same sectors, are some times correlated in their day to day price movements. If the performance link breaks down, i.e. one stock trades up while the other trades down, a sub-advisor may sell the outperforming stock and buy the underperforming one, based on the assumption that the “spread” between the two would eventually converge.

The sub-advisors implement the various investment strategies by investing in a wide variety of securities and financial instruments available in both U.S. and non-U.S. markets. The sub-advisors may invest the Fund’s assets in the following securities and financial instruments: convertible securities; debt securities of any credit quality and maturity, including non-investment grade securities (“junk bonds”); derivatives, including commodity-linked derivatives, credit or equity-linked instruments, forward contracts, futures, options, options on futures, structured notes and swap agreements; equity securities; exchange traded notes (“ETNs”); investment companies, including exchange-traded funds (“ETFs”); master limited partnerships (“MLPs”); mortgage backed and asset backed securities; other pooled investment vehicles; preferred stock; and repurchase agreements. WFMC and WTIA may directly invest a portion of the Fund’s assets.

Each sub-advisor has complete discretion to invest its portion of the Fund’s assets as it deems appropriate within the constraints of the Fund’s investment goal, strategies and restrictions. A sub-advisor may sell (or close a position in) a security when it determines that a particular security has reached a target price or target yield, or that the reasons for maintaining that position are no longer valid. The Fund may engage in active and frequent trading as part of its principal investment strategy.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance and increasing the amount of taxes that you pay).

•

Arbitrage Risk. The risk that securities purchased pursuant to an arbitrage strategy that intended to take advantage of the perceived relationship between the value of two securities may not perform as expected.

•	Asset Allocation Risk. The Advisor’s asset allocation decisions among various investments and investment strategies, including equity securities and fixed income

24	August 31, 2013 / PROSPECTUS

WILMINGTON MULTI-MANAGER ALTERNATIVES FUND

securities, may not anticipate market trends successfully. The Advisor’s allocation decisions may result in returns with a stronger-than-desired correlation to traditional asset classes. The Advisor may make less than optimal or poor asset allocation decisions. The Advisor attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocation techniques will produce the desired results. You could lose money on your investment in the Fund as a result of these allocation decisions.

•

Commodity-Linked Derivative Investment Risk. The value of a commodity-linked derivative investment typically is based on the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), or commodity index, or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark. To the extent that the Fund invests in such derivative instruments, the Fund will be exposed economically to movements in commodity prices.

•

Commodity Tax Risk. The Fund’s ability to invest in certain instruments such as commodity-linked derivatives may be adversely affected by changes in legislation, regulations or other legally binding authority. Pursuant to the Internal Revenue Code, the Fund must derive at least 90% of its gross income from qualifying sources to qualify as a regulated investment company. Gains from the disposition of commodities are not considered qualifying income for this purpose. Additionally, the Internal Revenue Service has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income. As a result, the Fund’s ability to directly invest in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. Failure to comply with the restrictions in the Internal Revenue Code and any future legislation or guidance may cause the Fund to fail to qualify as a regulated investment company which may adversely impact a shareholder’s return. Alternatively, the Fund may forego those investments which could adversely affect the ability of the Fund to achieve its investment goal.

•

Convertible Securities Risk. Convertible securities are subject to the risks typically associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

•	Counterparty Risk. When the Fund invests in financial instruments that involve counterparties, the Fund is exposed to risks associated with the credit quality of the counterparty or the ability of the counterparty to pay the Fund. Such instruments can provide exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments. The Fund’s use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

•

Credit Default Swap Risk. The Fund may enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund (and any Underlying Fund) invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•

Derivative Securities Risk. The risk that the Fund’s use of derivatives will cause losses (1) due to the unexpected effect of market movements on a derivative’s price, (2) because the derivatives do not perform as anticipated, (3) because the derivatives are not correlated with the performance of other investments which they are used to hedge; or (4) if the Fund is unable to liquidate a position because of an illiquid secondary market.

PROSPECTUS / August 31, 2013	25

WILMINGTON MULTI-MANAGER ALTERNATIVES FUND

•

Distressed Securities Risk. The Fund’s investment in distressed securities may involve a higher degree of credit risk, price volatility and liquidity risk. These instruments, which involve loans, loan participations, bonds, notes, and non-performing and sub-performing mortgage loans, typically are unrated, lower-rated, in default or close to default. Valuing such instruments may be difficult and the Fund may lose all of its investment.

•

Exchange Traded Funds (ETFs) Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment goals, strategies, and policies. The price of an ETF can fluctuate up or down, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•

Exchange Traded Notes (ETNs) Risk. The value of ETNs, which combine features of ETFs and bonds, depends on the performance of the index or other asset underlying the ETN and the creditworthiness of the ETN’s issuer. Unlike ETFs, ETNs are not structured as investment companies and, unlike bonds, they may have no periodic interest payments. ETNs are not secured by any collateral.

•	Event-Driven Trading Risk. Event-driven trading involves the risk that the special situation may not occur as anticipated, in which case the Fund may realize losses.

•

Foreign Investing Risk. Economic, political or regulatory conditions may be less favorable, and markets may be less liquid, less transparent and more volatile, in foreign countries, and in particular emerging markets, than in the United States. Currency fluctuations may reduce investment gains or add to investment losses.

•

Forward Currency Exchange Contract Risk. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

•	Information Risk. When the quantitative analytical tools (“Tools”) and information and data (“Data”) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Tools and Data may not produce the desired results and the Fund may realize losses.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income security. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•

Leverage Risk. The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Because such instruments are an integral part of the Fund’s investment strategy, the use of such instruments may expose the Fund to potentially dramatic losses or gains in the value of its portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

•

Liquidity Risk. The risk that certain securities or other instruments, such as derivatives, may be difficult or impossible for a Fund to sell or dispose of at the price at which the Fund has valued the security.

•

MLPs Risk. Investing in MLPs entails risks related to fluctuations in energy prices, decreases in the supply of, or demand for, energy commodities, decreases in demand for MLPs in rising interest rate environments, unique tax consequences due to the partnership structure and potentially limited liquidity.

•

Mortgage-Backed and Asset-Backed Securities Risk. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the

26	August 31, 2013 / PROSPECTUS

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assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

•

Multi-Manager Risk. The investment styles employed by sub-advisors may not be complementary. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Fund’s realization of capital gains.

•

Natural Resources Risk. Investments in companies that own or develop natural resources (e.g., exploring, mining, refining), or supply goods and services to such companies (e.g., drilling, processing, transporting, fabricating) expose the Fund to the greater volatility of the markets for these companies’ products, and to international economic, political and regulatory influences that frequently affect the operation of these companies.

•

Non-Investment Grade Securities (Junk Bonds) Risk. High-yield bonds, which are rated below investment grade and are typically referred to as junk bonds, are generally more exposed to credit risk than investment grade securities. These securities are generally higher yielding and higher-risk than investment grade, fixed income securities and are issued by entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable.

•

Options and Futures Risk. When options are purchased over the counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position. The risks associated with futures include: the potential inability to terminate or sell a position, the lack of a liquid secondary market for the Fund’s position and the risk that the counterparty to the transaction will not meet its obligations.

•

OTC Trading Risk. Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty risk with respect to such derivatives contracts.

•

Preferred Stocks Risk. Unlike interest payments on debt securities, dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. In addition, in the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred stock may be subordinated to other securities of the same issuer.

•

Prepayment Risk. The risk that a mortgage-backed or other asset-backed security may be paid off and proceeds delivered to a Fund earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

•

Repurchase Agreements Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

•

Short Sale Risk. Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.

•	Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

•

Structured Note Risk. The value of these notes will rise or fall in response to changes in the underlying commodity or related index. These notes expose the Fund to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

•

Swap Agreement Risk. With respect to an uncleared swap (i.e., negotiated bilaterally and traded OTC between the two parties), the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Under certain market conditions, swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment goal. In the case of a cleared swap (i.e., transacted through a futures commission merchant (an “FCM”) and cleared through a clearinghouse that

PROSPECTUS / August 31, 2013	27

WILMINGTON MULTI-MANAGER ALTERNATIVES FUND

serves as a central counterparty (e.g., certain credit default swaps)), there is also a risk of loss by the fund of the margin deposits posted with the FCM in the event of the FCM’s bankruptcy and whether the Fund has an open position in the swap contract.

•

Underlying Funds’ Risk. The investment performance of the Fund is affected by the investment performance of the Underlying Funds in which it invests. The ability of the Fund to achieve its investment goal depends on the ability of the Underlying Funds to meet their investment goals and on the decisions of WFMC, as investment advisor, regarding the allocation of the Fund’s assets among the Underlying Funds. There can be no assurance that the investment goal of the Fund or any Underlying Fund will be achieved. Through its investments in Underlying Funds, the Fund is subject to the risks of the Underlying Funds’ investments. Certain of the risks of the Underlying Funds’ investments are described above. In addition, both the Fund and the Underlying Funds in which it invests bear fees and expenses, so investment in the Fund may be subject to certain duplicate expenses. The Advisor is subject to certain conflicts of interest in choosing the Underlying Funds in which the Fund may invest.

•	Valuation Risk. The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Performance Information

No performance information is available for the Fund because it has not yet completed a full calendar year of operations. In the future, the Fund will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance and by showing changes in the Fund’s performance from year to year. Updated performance information will be available at www.wilmingtonfunds.com

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisors

Wilmington Trust Investment Advisors, Inc. (“WTIA”), Acuity Capital Management, LLC (“Acuity”), ADAR Investment Management, LLC (“ADAR”), Calypso Capital

Management, LP (“Calypso”), TIG Advisors, LLC (“TIG”), Madison Street Partners, LLC (“Madison”), Parametric Risk Advisers (“Parametric RA”) and P/E Global LLC (“PE Global”).

Portfolio Managers	Title	Service Date (with the Fund)
Thomas R. Pierce, CFA	Chief Investment Strategist at WTIA	2012
Greg Silberman, CA (SA), CFA	Vice President at WTIA	2012
Joshua A. Savadove, CFA, CAIA	Vice President at WTIA	2012
David J. Harris	Managing Member and Portfolio Manager at Acuity	2012
Howard M. Needle	Managing Member and Portfolio Manager at Acuity	2012
Yehuda Blinder	Managing Member and Portfolio Manager at ADAR	2012
Mark Monroe	Partner and Portfolio Manager at ADAR	2012
Casey Gard	Managing Partner and Portfolio Manager at Calypso	2012
Stefan Mykytiuk	Portfolio Manager at TIG	2012
Steven C. Owsley	Founder and Portfolio Manager at Madison	2012
Drew M. Hayworth, CFA	Founder and Portfolio Manager at Madison	2012
Ken Everding	Managing Director and Portfolio Manager at Parametric RA	2012
Jonathan Orseck	Managing Director and Portfolio Manager at Parametric RA	2012
Warren S. Naphtal	Chief Investment Officer at PE Global	2013
J. Richard Zecher, PhD	Strategist and Risk Manager at PE Global	2013

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000
Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

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Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS / August 31, 2013	29

WILMINGTON MULTI-MANAGER REAL ASSET FUND SUMMARY

Investment Goal

The Fund seeks to achieve long-term preservation of capital with current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations. Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional, in the Fund’s prospectus in the section entitled “How are shares priced?”.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.83%	0.83%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.48%	0.48%
Acquired Fund Fees and Expenses	0.11%	0.11%
Total Annual Fund Operating Expenses	1.67%	1.42%
Fee Waivers and/or Expense Reimbursements(1)	(0.28)%	(0.28)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.39%	1.14%
(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 1.28% and 1.03%, respectively, not including the effects of acquired fund fees and expenses, taxes or other extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2014, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$684	$1,022	$1,382	$2,395
Class I
Expenses assuming redemption	$116	$421	$749	$1,677

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 131% of the average value of the portfolio.

Principal Investment Strategies of the Fund

The Fund, under normal circumstances, invests at least 80% of the value of its net assets in “real return” assets consisting of (i) inflation- protected debt securities, (ii) real estate-related securities, and (iii) commodity/natural resource-related securities.

The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

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The Fund will invest in real estate companies, such as real estate investment trusts (“REITs”) that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry. The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry.

In order to gain exposure to the commodities markets without investing directly in physical commodities, the Fund invests in investment companies, exchange traded funds (“ETFs”), structured notes, futures contracts, forward currency exchange contracts, currency futures and swap agreements. The Fund’s anticipated use structured notes, futures contracts, forward currency exchange contracts, currency futures and swap agreements is expected to be frequent and may at times be substantial. The Fund may also invest in common stocks, preferred stocks and convertible securities of issuers in commodity-related industries to gain exposure to the commodities markets.

The Fund’s Advisor determines the Fund’s asset allocation among the “real return” assets. The Advisor anticipates allocating approximately 20%-80% to inflation-protected debt securities, 0%-60% to real estate-related securities and 0%-40% to commodity/natural resource-related securities. The allocations and/or actual holdings will vary from time to time.

The Fund utilizes a multi-manager strategy in which the Advisor allocates the Fund’s assets among a number of sub-advisors, or invests directly (up to 60% of the Fund’s net assets) in ETFs. Subject to the supervision of the Advisor, each sub-advisor acts independently from the others and utilizes its own distinct investment style in buying and selling securities within the constraints of the Fund’s investment goal, strategies and restrictions. The Fund may invest up to 55% of its assets in foreign securities.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•

Asset Allocation Risk. The Advisor’s asset allocation decisions among various investments, including equity securities and fixed income securities, may not anticipate market trends successfully. The Advisor may make less than optimal or poor asset allocation decisions. The Advisor attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocation techniques will produce the desired results. You could lose money on your investment in the Fund as a result of these allocation decisions.

•	Commodity-Related Risk. Investments in commodities expose the Fund to the greater volatility of the commodity markets, to commodity-specific risks (weather, disease, supply/demand imbalances), and to international economic, political and regulatory influences that frequently affect the commodities markets.

•

Commodity Tax Risk. The Fund’s ability to invest in certain instruments such as commodity-linked derivatives may be adversely affected by changes in legislation, regulations or other legally binding authority. Pursuant to the Internal Revenue Code, the Fund must derive at least 90% of its gross income from qualifying sources to qualify as a regulated investment company. Gains from the disposition of commodities are not considered qualifying income for this purpose. Additionally, the Internal Revenue Service has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income. As a result, the Fund’s ability to directly invest in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. Failure to comply with the restrictions in the Internal Revenue Code and any future legislation or guidance may cause the Fund to fail to qualify as a regulated investment company which may adversely impact a shareholder’s return. Alternatively, the Fund may forego those investments which could adversely affect the ability of the Fund to achieve its investment goal.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund (and any Underlying Fund) invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money. Underlying Funds that invest in floating rate bank loans (through loan participations or assignments) expose the Fund to both lender and borrower risk, as well as to the potential of a lack liquidity in the market for floating rate loans.

•

Exchange Traded Funds (ETFs) Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment goals, strategies, and policies. The price of an ETF can fluctuate up or down, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•	Foreign Investing Risks. Economic, political or regulatory conditions may be less favorable, and markets may

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WILMINGTON MULTI-MANAGER REAL ASSET FUND

be less liquid, less transparent and more volatile, in foreign countries, and in particular emerging markets, than in the United States. Currency fluctuations may reduce investment gains or add to investment losses.

•

Forward Currency Exchange Contract Risk. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

•

Futures Contracts Risk. The risks associated with futures include: the potential inability to terminate or sell a position, the lack of a liquid secondary market for the Fund’s position and the risk that the counterparty to the transaction will not meet its obligations.

•

Inflation-Indexed Securities Risk. Because of the inflation-adjustment feature, inflation-indexed securities typically have lower yields than conventional fixed-rate bonds. The value of inflation-indexed, fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of an inflation-indexed security. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The amounts of the income distributions from an inflation-indexed security are likely to fluctuate considerably more than the income distribution amounts of a conventional bond. The Fund may also experience a loss on an inflation-indexed security if there is deflation. If inflation is lower than expected during the period the Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investment in inflation-indexed securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•

Leverage Risk. The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Because such instruments are an integral part of the Fund’s investment strategy, the use of such instruments may expose the Fund to potentially dramatic losses or gains in the value of its portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

•

Liquidity Risk. The risk that certain securities or other instruments, such as derivatives, may be difficult or impossible for a Fund to sell or dispose of at the price at which the Fund has valued the security.

•

Mortgage-Backed and Asset-Backed Securities Risk. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

•

Multi-Manager Risk. The investment styles employed by sub-advisors may not be complementary. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Fund’s realization of capital gains.

•

Natural Resources Risk. Investments in companies that own or develop natural resources (e.g., exploring, mining, refining), or supply goods and services to such companies (e.g., drilling, processing, transporting, fabricating) expose the Fund to the greater volatility of the markets for these companies’ products, and to international economic, political and regulatory influences that frequently affect the operation of these companies.

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•

Prepayment Risk. The risk that a mortgage-backed or other asset-backed security may be paid off and proceeds delivered to a Fund earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

•

Real Estate-Related Risk. Investments in real estate (generally REITs) expose the Fund to the risks of owning real estate directly, such as market-specific conditions (economic, supply/demand imbalances), creditworthiness of the issuer, quality of property management, and changing interest rates.

•	Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.

•

Structured Note Risk. The value of these notes will rise or fall in response to changes in the underlying commodity or related index. These notes expose the Fund to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

•

Swap Agreement Risk. With respect to an uncleared swap (i.e., negotiated bilaterally and traded OTC between the two parties), the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Under certain market conditions, swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment goal. In the case of a cleared swap (i.e., transacted through a futures commission merchant (an “FCM”) and cleared through a clearinghouse that serves as a central counterparty (e.g., certain credit default swaps)), there is also a risk of loss by the fund of the margin deposits posted with the FCM in the event of the FCM’s bankruptcy and whether the Fund has an open position in the swap contract.

•

Underlying Funds’ Risk. The investment performance of the Fund is affected by the investment performance of the Underlying Funds in which it invests. The ability of the Fund to achieve its investment goal depends on the ability of the Underlying Funds to meet their investment goals and on the decisions of the Advisor, as investment advisor, regarding the allocation of the Fund’s assets among the Underlying Funds. There can be no assurance that the investment goal of the Fund or any Underlying Fund will be achieved. Through its investments in Underlying Funds, the Fund is subject to the risks of the Underlying Funds’ investments. Certain of the risks of the Underlying Funds’ investments are described above. In addition, both the Fund and the Underlying Funds in which it invests bear fees and expenses, so investment in the Fund may be subject to certain duplicate expenses. The Advisor is subject to certain conflicts of interest in choosing the Underlying Funds in which the Fund may invest.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The returns presented for the Fund reflect the performance of a former series of WT Mutual Fund, also known as Wilmington Multi-Manager Real Asset Fund (the “Predecessor Fund”). The Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class I Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years or the life of the Fund compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The table shows returns for the Fund’s primary broad-based market index, the Barclays Capital Government Inflation-Linked Bond Index (USD Hedged), as well as the returns for the Real Asset Blended Index constructed by the Advisor. Updated performance information is available at www.wilmingtonfunds.com.

PROSPECTUS / August 31, 2013	33

WILMINGTON MULTI-MANAGER REAL ASSET FUND

Annual Total Returns – Class I Shares

Best Quarter 14.70% 12/31/04 Worst Quarter (19.40)% 12/31/2008

The Fund’s Class I Shares total return for the six-month period from January 1, 2013 to June 30, 2013 was (3.98)%. The average annual total returns in the table below include the maximum Class A sales charge of 5.50%, which is normally deducted when you purchase shares.

Average Annual Total Returns

(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years or Life of Fund
Class I Shares
Return Before Taxes	12.44%	3.13%	9.60	%*
Return After Taxes on Distributions	11.96%	1.89%	8.20	%*
Return After Taxes on Distributions and Sale of Fund Shares	8.18%	2.00%	7.75	%*
Class A Shares
Return Before Taxes	6.03%	1.71%	4.45	%*
Barclays Capital World Government Inflation-Linked Bond Index (USD Hedged) (reflects no deductions for fees, expenses or taxes)	5.60%	6.23%	5.83%
Real Asset Blended Index (reflects no deductions for fees, expenses or taxes)**	12.49%	4.97%	7.86%

*	Class I Shares commenced operations on July 1, 2003 and Class A Shares commenced operations on December 20, 2005.
**	The Blended Index is calculated by the investment advisor and represents the weighted return of 50% Barclays Capital World Government Inflation-Linked Bond Index, 35% S&P Developed Property Index and 15% Dow Jones-UBS Commodity Index for the period since January 1, 2011. For the period from January 1, 2009 until January 1, 2011 the Blended Index represented the weighted return of 40% Barclays Capital World Government Inflation-Linked Bond Index, 30% S&P Developed Property Index and 30% Dow Jones-UBS Commodity Index, and for the period from inception until January 1, 2009, the Blended Index represented the weighted return of 50% Barclays Capital U.S. TIPS Index, 30% NAREIT Equity Index and 20% Dow Jones-UBS Commodity Index.

After-tax performance is presented only for Class I Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisors

Wilmington Trust Investment Advisors, Inc. (“WTIA”), EII Realty Securities, Inc. (“EII”); CBRE Clarion Securities LLC (“CBRE Clarion”); Pacific Investment Management Company, LLC (“PIMCO”); HSBC Global Asset Management (France) (“HSBC”)

Portfolio Managers	Title	Service Date (with the Fund)
Thomas R. Pierce, CFA	Chief Investment Strategist at WTIA	2011
George Chen, CFA, CIPM	Vice President and Research Analyst at WTIA	2011
Todd Murphy, CFA	Vice President at WTIA	2012
Greg Silberman, CA (SA), CFA	Vice President at WTIA	2012
Peter Nieuwland, CFA	Senior Analyst and Co-Portfolio Manager - Europe at EII	2011
Alfred C. Otero	Managing Director and Senior Portfolio Manager - at EII	2011
James E. Rehlaender	Managing Director and Senior Portfolio Manager - at EII	2011
Suang Eng Tsan	Senior Analyst and Co-Portfolio Manager - Asia at EII	2011
T. Ritson Ferguson	Chief Executive Officer, Co-Chief Investment Officer and Senior Portfolio Manager at CBRE Clarion	2011
Steven D. Burton	Managing Director, Co-Chief Investment Officer and Senior Portfolio Manager at CBRE Clarion	2011

34	August 31, 2013 / PROSPECTUS

WILMINGTON MULTI-MANAGER REAL ASSET FUND

Portfolio Managers	Title	Service Date (with the Fund)
Joseph P. Smith	Managing Director, Co-Chief Investment Officer and Senior Portfolio Manager at CBRE Clarion	2011
Rahul M. Seksaria	Senior Vice President at PIMCO	2013
Mihir P. Worah	Managing Director, Head of Real Return Portfolio Management Team at PIMCO	2011
Julien Renoncourt	Head of Inflation Linked Bonds & Global Bonds at HSBC	2011

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000
Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS / August 31, 2013	35

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND SUMMARY

Investment Goal

The Fund seeks a high level of total return consistent with a conservative level of risk relative to the other Wilmington Strategic Allocation Funds.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations. Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional, in the Fund’s prospectus in the section entitled “How are shares priced?”.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Redemption To	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.60%	0.60%
Acquired Fund Fees and Expenses	0.63%	0.63%
Total Annual Fund Operating Expenses	1.98%	1.73%
Fee Waivers and/or Expense Reimbursements(1)	(0.45)%	(0.45)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.53%	1.28%
(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 0.90% and 0.65%, respectively, not including the effects of acquired fund fees and expenses, taxes, or other extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2014, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$697	$1,096	$1,520	$2,695
Class I
Expenses assuming redemption	$130	$500	$895	$2,001

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of the portfolio.

Principal Investment Strategies of the Fund

The Fund pursues its investment goal by allocating its investments among fixed income securities, equity securities and other assets in an effort to achieve a high level of total return consistent with a conservative level of risk relative to the other Wilmington Strategic Allocation Funds. The Fund invests, directly and indirectly, in a broad combination of fixed-income and equity securities, and other assets. The Fund invests directly by buying individual equity and fixed income securities, including exchange-traded notes. The Fund invests indirectly by buying shares of other funds, some of which are managed by the investment advisor and some of which are not (Underlying Funds). Underlying Funds may include open-end, closed-end and exchange-

36	August 31, 2013 / PROSPECTUS

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND

traded funds (ETFs). The investment advisor will vary, from time to time, the amount of assets that is allocated among equity and fixed income investments, and among individual securities and Underlying Funds, in an attempt to achieve the Fund’s investment goal, based upon the investment advisor’s view of economic conditions. The Fund will not acquire more than 25% of the outstanding voting securities of any Underlying Fund.

The Fund anticipates that generally, it will maintain the following allocations, although the Fund is not required to maintain exposure to any particular asset class or investment style. The following allocation ranges are approximate and may be exceeded from time to time:

•	allocating 0%-40% of fund assets to global equity securities;

•	allocating 45%-90% of fund assets to global fixed income securities;

•	allocating 10%-60% of fund assets to non-traditional investments; and

•	allocating 0%-10% of fund assets to cash and cash equivalents.

Underlying Funds may invest in any industry or business, and in any country, region or market. An Underlying Fund may invest in any type of equity security (common, preferred or convertible) and in any capitalization range (e.g., micro-, small-, mid-, large- or mega-cap), and may employ any investment style (e.g., growth, value, core). An Underlying Fund may invest in any type of fixed income security (e.g., corporate, government, asset-backed, mortgage-backed, and zero-coupon securities), including fixed rate, variable rate, inflation-indexed and floating rate debt (including bank loans), with any maturity (e.g., short-term, intermediate-term or long-term), secured or unsecured, and with any credit quality or rating (e.g., investment grade, high yield (“junk”)). The Fund may make non-traditional investments through Underlying Funds that invest in real estate assets, commodity–related assets and natural resources, infrastructure assets and hedge fund strategies, and through investments in exchange-traded notes that are linked, directly or indirectly, to real estate, commodities, natural resources, infrastructure assets and hedge fund strategies. The investment advisor may invest directly in equity and fixed income securities of the same types and with the same terms and features as described above for Underlying Funds, other than with respect to hedge fund strategies, real estate, and commodities. The investment advisor anticipates that generally, it will make direct investments in securities in domestic markets and on domestic exchanges, although it may invest directly in foreign markets. Within the parameters described above (and subject to any other applicable limitations), the Advisor may favor particular asset classes, investment styles, types and qualities of securities, geographic regions, markets and industries.

When making allocation decisions, the investment advisor considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. This data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends relating to trade balances and labor information. While the investment advisor performs these analyses on a daily basis, material shifts in asset class exposures typically take place over longer periods of time. The investment advisor will adjust the Fund’s asset mix based on its analysis of the relative attractiveness and risk of stocks, bonds and nontraditional investments in connection with economic, financial and other market trends.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•

Asset Allocation Risk. The Advisor’s asset allocation decisions among various investments, including equity securities and fixed income securities, may not anticipate market trends successfully. The Advisor may make less than optimal or poor asset allocation decisions. The Advisor attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocation techniques will produce the desired results. You could lose money on your investment in the Fund as a result of these allocation decisions.

•

Commodity-Related Risk. Underlying Funds that invest in commodities expose the Fund to the greater volatility of the commodity markets, to commodity specific risks (weather, disease, supply/demand imbalances), and to international economic, political and regulatory influences that frequently affect the commodities markets.

•

Company Size Risk. The smaller companies in which the Fund may invest may have unproven track records, a limited product or service base, limited access to capital, and other attributes that can cause their share prices to fluctuate, and they may be more likely to fail than larger companies. Therefore, smaller companies may entail greater risks for investors than larger companies.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund (and any Underlying Fund) invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money. Underlying Funds that invest in floating rate bank loans (through loan participations or

PROSPECTUS / August 31, 2013	37

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND

assignments) expose the Fund to both lender and borrower risk, as well as to the potential of a lack liquidity in the market for floating rate loans.

•

Exchange Traded Funds (ETFs) Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment goals, strategies, and policies. The price of an ETF can fluctuate up or down, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•

Exchange Traded Notes (ETNs) Risk. The value of ETNs, which combine features of ETFs and bonds, depends on the performance of the index or other asset underlying the ETN and the creditworthiness of the ETN’s issuer. Unlike ETFs, ETNs are not structured as investment companies and, unlike bonds, they may have no periodic interest payments. ETNs are not secured by any collateral.

•

Foreign Investing Risk. Economic, political or regulatory conditions may be less favorable, and markets may be less liquid, less transparent and more volatile, in foreign countries, and in particular emerging markets, than in the United States. Currency fluctuations may reduce investment gains or add to investment losses.

•

Hedge Fund Strategies’ Risk. Underlying Funds that invest, directly or indirectly, in managers employing hedge fund-type investment strategies may have markedly higher investment management fees than other funds. Hedge fund strategies may be narrowly focused on a particular market, security type or activity, and would be exposed to greater risk of loss if the investment thesis underlying the focus does not occur as anticipated. Hedge fund strategies that are intended to reduce the Fund’s volatility may fail to do so effectively. The use of leverage by a hedge fund strategy (e.g., through options) will magnify any losses incurred by the strategy.

•

Inflation-Indexed Securities’ Risk. Because of the inflation-adjustment feature, inflation-indexed securities typically have lower yields than conventional fixed-rate bonds. The value of inflation-indexed, fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of an inflation-indexed security. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The amounts of the income distributions from an inflation-indexed security are likely to fluctuate considerably more than the income distribution amounts of a conventional bond. The Fund may also experience a loss on an inflation-indexed security if there is deflation. If inflation is lower than expected during the period the Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investment in inflation-indexed securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

•

Infrastructure Assets Risk. Underlying Funds that invest, directly or indirectly, in infrastructure operators and projects (e.g., toll roads, port facilities, transmission lines, sewage treatment plants) expose the Fund to the risks associated with large, long-term construction projects, to financial, operating and competitive risks, and to the risks of changing economic and regulatory conditions and political instability in the country or region where the asset is located. These risks may be amplified for real assets located outside of the United States.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•

Natural Resources Risk. Underlying Funds that invest in companies that own or develop natural resources (e.g., exploring, mining, refining), or supply goods and services to such companies (e.g., drilling, processing, transporting, fabricating) expose the Fund to the greater volatility of the markets for these companies’ products, and to international economic, political and regulatory influences that frequently affect the operations of these companies.

•	Non-Investment Grade Securities (Junk Bonds) Risk. High-yield bonds, which are rated below investment grade and are typically referred to as junk bonds, are

38	August 31, 2013 / PROSPECTUS

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND

generally more exposed to credit risk than investment grade securities. These securities are generally higher yielding and higher-risk than investment grade, fixed income securities and are issued by entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable.

•

Real Estate-Related Risk. Underlying Funds that invest in real estate (generally real estate investment trusts) expose the Fund to the risks of owning real estate directly, such as market-specific conditions (economic, supply/demand imbalances), creditworthiness of the issuer, quality of property management, and changing interest rates.

•

Stock Market Risk. The value of equity securities in the Fund’s portfolio (and any Underlying Fund’s portfolio) will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.

•

Underlying Funds’ Risk. The investment performance of the Fund is affected by the investment performance of the Underlying Funds in which it invests. The ability of the Fund to achieve its investment goal depends on the ability of the Underlying Funds to meet their investment goals and on the decisions of the Advisor, as investment advisor, regarding the allocation of the Fund’s assets among the Underlying Funds. There can be no assurance that the investment goal of the Fund or any Underlying Fund will be achieved. Through its investments in Underlying Funds, the Fund is subject to the risks of the Underlying Funds’ investments. Certain of the risks of the Underlying Funds’ investments are described above. In addition, both the Fund and the Underlying Funds in which it invests bear fees and expenses, so investment in the Fund may be subject to certain duplicate expenses. The Advisor is subject to certain conflicts of interest in choosing the Underlying Funds in which the Fund may invest.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The returns presented for the Fund reflect the performance of a former series of WT Mutual Fund, known as Wilmington Conservative Asset Allocation Fund (the “Predecessor Fund”). The Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class I Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years or the life of the Fund compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The table shows returns for the Fund’s primary broad-based market index, the Barclays Capital US Aggregate Bond Index. The Fund also compares its performance to the Conservative Blended Index constructed by the Advisor. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class I Shares

Best Quarter 8.07% 6/30/2009 Worst Quarter (7.31)% 12/31/2008

The Fund’s Class I Shares total return for the six-month period from January 1, 2013 to June 30, 2013 was (0.27)%. The average annual total returns in the table below include the maximum Class A sales charge of 5.50%, which is normally deducted when you purchase shares.

PROSPECTUS / August 31, 2013	39

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND

Average Annual Total Returns

(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years or Life of Fund (Inception 9/1/03)
Class I Shares
Return Before Taxes	9.08%	3.10%	5.05%
Return After Taxes on Distributions	8.21%	2.13%	4.28%
Return After Taxes on Distributions and Sales of Fund	6.00%	2.12%	3.96%
Class A Shares
Return Before Taxes	2.74%	1.69%	4.12%
Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	4.21%	5.95%	5.44%
Conservative Blended Index (reflects no deduction for taxes)*	6.12%	3.64%	5.32%

*	The Conservative Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 53% Barclays Capital U.S. Aggregate Bond Index; 7.5% HFRX Absolute Index; 7.5% HFRX Global Index; 7.2% Russell 3000 Index; 7% Barclays Capital Global Aggregate ex-U.S. (unhedged) Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 4.8% MSCI All Country World ex-U.S. Investable Market Index; 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill.

After-tax performance is presented only for Class I Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Portfolio Managers	Title	Service Date (with the Fund)
Clayton M. Albright, III	Vice President, Portfolio Manager and Managing Director of Asset Allocation at WTIA	2012
Mark J. Stevenson, CFA	Vice President at WTIA	2011

Portfolio Managers	Title	Service Date (with the Fund)
Joshua A. Savadove, CFA, CAIA	Vice President at WTIA	2012
Allen E. Choinski, CFA	Vice President and Portfolio Manager/Research Analyst at WTIA	2012

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000
Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

40	August 31, 2013 / PROSPECTUS

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND SUMMARY

Investment Goal

The Fund seeks a high level of total return consistent with a moderate level of risk relative to the other Wilmington Strategic Allocation funds.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations. Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional, in the Fund’s prospectus in the section entitled “How are shares priced?”.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.70%	0.70%
Acquired Fund Fees and Expenses	0.73%	0.73%
Total Annual Fund Operating Expenses	2.18%	1.93%
Fee Waiver and/or Expense Reimbursement(1)	(0.61)%	(0.61)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.57%	1.32%
(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 0.84% and 0.59%, respectively, not including the effects of acquired fund fees and expenses, taxes or extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2014, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares
Expenses assuming redemption	$701	$1,139	$1,602	$2,880
Class I Shares
Expenses assuming redemption	$134	$546	$984	$2,203

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund pursues its investment goal by allocating its investments among fixed income securities, equity securities and other assets in an effort to achieve a high level of total return consistent with a moderate level of risk relative to the other Wilmington Strategic Allocation Funds. The Fund invests, directly and indirectly, in a broad combination of fixed-income and equity securities, and other assets. The Fund invests directly by buying individual equity and fixed income securities, including exchange-traded notes. The Fund invests indirectly by buying shares of other funds, some of which are managed by the investment advisor and some of which are not (Underlying Funds). Underlying Funds may include open-end, closed-end and exchange-

PROSPECTUS / August 31, 2013	41

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND

traded funds (ETFs). The investment advisor will vary, from time to time, the amount of assets that is allocated among equity and fixed income investments, and among individual securities and Underlying Funds, in an attempt to achieve the Fund’s investment goal, based upon the investment advisor’s view of economic conditions. The Fund will not acquire more than 25% of the outstanding voting securities of any Underlying Fund.

The Fund anticipates that generally, it will maintain the following allocations, although the Fund is not required to maintain exposure to any particular asset class or investment style. The following allocation ranges are approximate and may be exceeded from time to time:

•	allocating 25%-60% of fund assets to global equity securities;

•	allocating 0%-65% of fund assets to global fixed income securities;

•	allocating 10%-60% of fund assets to non-traditional investments; and

•	allocating 0%-10% of fund assets to cash and cash equivalents.

Underlying Funds may invest in any industry or business, and in any country, region or market. An Underlying Fund may invest in any type of equity security (common, preferred or convertible) and in any capitalization range (e.g., micro-, small-, mid-, large- or mega-cap), and may employ any investment style (e.g., growth, value, core). An Underlying Fund may invest in any type of fixed income security (e.g., corporate, government, asset-backed, mortgage-backed and zero-coupon securities), including fixed rate, variable rate, inflation-indexed and floating rate debt (including bank loans), with any maturity (e.g., short-term, intermediate-term or long-term), secured or unsecured, and with any credit quality or rating (e.g., investment grade, high yield (“junk”). The Fund may make non-traditional investments through Underlying Funds that invest in real estate assets, commodity–related assets and natural resources, infrastructure assets and hedge fund strategies, and through investments in exchange-traded notes that are linked, directly or indirectly, to real estate, commodities, natural resources, infrastructure assets and hedge fund strategies. The investment advisor may invest directly in equity and fixed income securities of the same types and with the same terms and features as described above for Underlying Funds, other than with respect to hedge fund strategies, real estate, and commodities. The investment advisor anticipates that generally, it will make direct investments in securities in domestic markets and on domestic exchanges, although it may invest directly in foreign markets. Within the parameters described above (and subject to any other applicable limitations), the investment advisor may favor particular asset classes, investment styles, types and qualities of securities, geographic regions, markets and industries.

When making allocation decisions, the investment advisor considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. This data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends relating to trade balances and labor information. While the investment advisor performs these analyses on a daily basis, material shifts in asset class exposures typically take place over longer periods of time. The investment advisor will adjust the Fund’s asset mix based on its analysis of the relative attractiveness and risk of stocks, bonds and non-traditional investments in connection with economic, financial and other market trends.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•

Asset Allocation Risk. The Advisor’s asset allocation decisions among various investments, including equity securities and fixed income securities, may not anticipate market trends successfully. The Advisor may make less than optimal or poor asset allocation decisions. The Advisor attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocation techniques will produce the desired results. You could lose money on your investment in the Fund as a result of these allocation decisions.

•

Commodity-Related Risks. Underlying Funds that invest in commodities expose the Fund to the greater volatility of the commodity markets, to commodity-specific risks (weather, disease, supply/demand imbalances), and to international economic, political and regulatory influences that frequently affect the commodities markets.

•

Company Size Risk. The smaller companies in which the Fund may invest may have unproven track records, a limited product or service base, limited access to capital, and other attributes that can cause their share prices to fluctuate, and they may be more likely to fail than larger companies. Therefore, smaller companies may entail greater risks for investors than larger companies.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund (and any Underlying Fund) invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money. Underlying Funds that invest in floating rate bank loans (through loan participations or assignments) expose the Fund to both lender and

42	August 31, 2013 / PROSPECTUS

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND

borrower risk, as well as to the potential of a lack liquidity in the market for floating rate loans.

•

Exchange Traded Funds (ETFs) Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•

Exchange Traded Notes (ETNs) Risk. The value of ETNs, which combine features of ETFs and bonds, depends on the performance of the index or other asset underlying the ETN and the creditworthiness of the ETN’s issuer. Unlike ETFs, ETNs are not structured as investment companies and, unlike bonds, they may have no periodic interest payments. ETNs are not secured by any collateral.

•

Foreign Investing Risks. Economic, political or regulatory conditions may be less favorable, and markets may be less liquid, less transparent and more volatile, in foreign countries, and in particular emerging markets, than in the United States. Currency fluctuations may reduce investment gains or add to investment losses.

•

Hedge Fund Strategies’ Risks. Underlying Funds that invest, directly or indirectly, in managers employing hedge fund-type investment strategies may have markedly higher investment management fees than other funds. Hedge fund strategies may be narrowly focused on a particular market, security type or activity, and would be exposed to greater risk of loss if the investment thesis underlying the focus does not occur as anticipated. Hedge fund strategies that are intended to reduce the Fund’s volatility may fail to do so effectively. The use of leverage by a hedge fund strategy (e.g., through options) will magnify any losses incurred by the strategy.

•

Infrastructure Assets Risk. Underlying Funds that invest, directly or indirectly, in infrastructure operators and projects (e.g., toll roads, port facilities, transmission lines, sewage treatment plants) expose the Fund to the risks associated with large, long-term construction projects, to financial, operating and competitive risks, and to the risks of changing economic and regulatory conditions and political instability in the country or region where the asset is located. These risks may be amplified for real assets located outside of the United States.

•

Inflation-Indexed Securities’ Risks. Because of the inflation-adjustment feature, inflation-indexed securities typically have lower yields than conventional fixed-rate bonds. The value of inflation-indexed, fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of an inflation-indexed security. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The amounts of the income distributions from an inflation-indexed security are likely to fluctuate considerably more than the income distribution amounts of a conventional bond. The Fund may also experience a loss on an inflation-indexed security if there is deflation. If inflation is lower than expected during the period the Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investment in inflation-indexed securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•

Natural Resources Risks. Underlying Funds that invest in companies that own or develop natural resources (e.g., exploring, mining, refining), or supply goods and services to such companies (e.g., drilling, processing, transporting, fabricating) expose the Fund to the greater volatility of the markets for these companies’ products, and to international economic, political and regulatory influences that frequently affect the operations of these companies.

•

Non-Investment Grade Securities (Junk Bonds) Risk. High-yield bonds, which are rated below investment grade and are typically referred to as junk bonds, are generally more exposed to credit risk than investment grade securities. These securities are generally higher-yielding and higher-risk than investment grade, fixed

PROSPECTUS / August 31, 2013	43

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND

income securities and are issued by entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable.

•

Real Estate-Related Risks. Underlying Funds that invest in real estate (generally real estate investment trusts) expose the Fund to the risks of owning real estate directly, such as market-specific conditions (economic, supply/demand imbalances), creditworthiness of the issuer, quality of property management, and changing interest rates.

•

Stock Market Risk. The value of equity securities in the Fund’s portfolio (and any Underlying Fund’s portfolio) will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.

•

Underlying Funds’ Risk. The investment performance of the Fund is affected by the investment performance of the Underlying Funds in which it invests. The ability of the Fund to achieve its investment objective depends on the ability of the Underlying Funds to meet their investment objectives and on the decisions of the Advisor, as investment advisor, regarding the allocation of the Fund’s assets among the Underlying Funds. There can be no assurance that the investment objective of the Fund or any Underlying Fund will be achieved. Through its investments in Underlying Funds, the Fund is subject to the risks of the Underlying Funds’ investments. Certain of the risks of the Underlying Funds’ investments are described above. In addition, both the Fund and the Underlying Funds in which it invests bear fees and expenses, so investment in the Fund may be subject to certain duplicate expenses. The Advisor is subject to certain conflicts of interest in choosing the Underlying Funds in which the Fund may invest.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class A Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance reflected in the bar chart for the Fund does not reflect any sales charges, which, if reflected, would lower returns. The table shows returns for the Fund’s primary broad-based market indices, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index. The Fund also compares its performance to the

Moderate Blended Index constructed by the Advisor. Updated performance information for the Fund can be obtained by visiting www.wilmingtonfunds.com.

The performance information for the periods prior to June 11, 2010 for all share classes of the Fund is the historical performance information for the MTB Managed Allocation Fund—Moderate Growth (“Moderate Fund”), which, along with two other Wilmington Funds (formerly MTB Funds), was merged into the Fund at that time. The historic performance information of the Moderate Fund is shown because it was the accounting survivor of the merger. The Moderate Fund, did not offer Class I Shares, although the Fund has done so since July 16, 1993. Thus, the information for the Class I Shares in the table below is that of the Class A Shares of the Moderate Fund, after adjustments to reflect the sales load of the Class I Shares.

Annual Total Returns – Class A Shares

Best Quarter 15.41% 6/30/2009 Worst Quarter (14.87)% 12/31/2008

The Fund’s Class A Shares total return for the six-month period from January 1, 2013 to June 30, 2013 was 2.43%. The maximum Class A sales charge of 5.50%, which is normally deducted when you purchase shares, is not reflected in the best quarter/worst quarter returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

44	August 31, 2013 / PROSPECTUS

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND

Average Annual Total Returns

(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years or Life of Fund
Class A Shares
Return Before Taxes	4.44%	(0.25)%	4.06%
Return After Taxes on Distributions	4.08%	(0.71)%	3.36%
Return After Taxes on Distributions and Sales of Fund	3.00%	(0.35)%	3.29%
Class I Shares*
Return Before Taxes	10.78%	–	8.25%	*
Russell 3000 Total Return Index (reflects no deductions for fees, expenses or taxes)	16.42%	2.04%	7.68%
Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	4.21%	5.95%	5.18%
Moderate Blended Index (reflects no deduction for taxes)**	10.26%	1.96%	6.79%

*	Class I Shares commenced operations on June 11, 2010.

**	The Moderate Blended Index is currently based on a weighting of the following indices: 27% Russell 3000 Index, 20% Barclays Capital U.S. Aggregate Bond Index, 18% MSCI All Country World ex-U.S. Index, 7.5% HFRX Absolute Hedge Fund Index, 7.5% HFRX Global Hedge Fund Index, 7% Barclays Capital Global Aggregate ex-U.S. Index, 5% Barclays Capital World Government Inflation-Linked Bond Index, 3.5% S&P Global Developed Property Index, 1.5% Dow Jones-UBS Commodity Index and 3% Citigroup 3-Month T-Bill.

After-tax performance is presented only for Class A Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Portfolio Managers	Title	Service Date (with the Fund)
Clayton M. Albright, III	Vice President, Portfolio Manager and Managing Director of Asset Allocation at WTIA	2012
Mark J. Stevenson, CFA	Vice President at WTIA	2010
Joshua A. Savadove, CFA, CAIA	Vice President at WTIA	2012
Allen E. Choinski, CFA	Vice President and Portfolio Manager/Research Analyst at WTIA	2012

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A Shares):*	$1,000
Minimum Initial Investment Amount (Class I Shares):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS / August 31, 2013	45

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND SUMMARY

Investment Goal

The Fund seeks a high level of total return consistent with an aggressive level of risk relative to the other Wilmington Strategic Allocation Funds.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations. Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional, in the Fund’s prospectus in the section entitled “How are shares priced?”.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.71%	0.71%
Acquired Fund Fees and Expenses	0.66%	0.66%
Total Annual Fund Operating Expenses	2.12%	1.87%
Fee Waivers and/or Expense Reimbursements(1)	(0.43)%	(0.43)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.69%	1.44%
(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 1.03% and 0.78%, respectively, not including the effects of acquired fund fees and expenses, taxes, or other extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2014, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$712	$1,138	$1,589	$2,834
Class I
Expenses assuming redemption	$147	$547	$972	$2,156

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of the portfolio.

Principal Investment Strategies of the Fund

The Fund pursues its investment goal by allocating its investments among fixed income securities, equity securities and other assets in an effort to achieve a high level of total return consistent with an aggressive level of risk relative to the other Wilmington Strategic Allocation Funds. The Fund invests, directly and indirectly, in a broad combination of fixed-income and equity securities, and other assets. The Fund invests directly by buying individual equity and fixed income securities, including exchange-traded notes. The Fund invests indirectly by buying shares of other funds, some of which are managed by the investment advisor and some of which are not (Underlying Funds). Underlying Funds may include open-end, closed-end and exchange-

46	August 31, 2013 / PROSPECTUS

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND

traded funds (ETFs). The investment advisor will vary, from time to time, the amount of assets that is allocated among equity and fixed income investments, and among individual securities and Underlying Funds, in an attempt to achieve the Fund’s investment goal, based upon the investment advisor’s view of economic conditions. The Fund will not acquire more than 25% of the outstanding voting securities of any Underlying Fund.

The Fund anticipates that generally, it will maintain the following allocations, although the Fund is not required to maintain exposure to any particular asset class or investment style. The following allocation ranges are approximate and may be exceeded from time to time:

•	allocating 65%-90% of fund assets to global equity securities;

•	allocating 0%-10% of fund assets to global fixed income securities;

•	allocating 10%-50% of fund assets to non-traditional investments; and

•	allocating 0%-10% of fund assets to cash and cash equivalents.

Underlying Funds may invest in any industry or business, and in any country, region or market. An Underlying Fund may invest in any type of equity security (common, preferred or convertible) and in any capitalization range (e.g., micro-, small-, mid-, large- or mega-cap), and may employ any investment style (e.g., growth, value, core). An Underlying Fund may invest in any type of fixed income security (e.g., corporate, government, asset-backed, mortgage-backed, and zero-coupon securities), including fixed rate, variable rate, inflation-indexed and floating rate debt (including bank loans), with any maturity (e.g., short-term, intermediate-term or long-term), secured or unsecured, and with any credit quality or rating (e.g., investment grade, high yield (“junk”)). The Fund may make non-traditional investments through Underlying Funds that invest in real estate assets, commodity–related assets and natural resources, infrastructure assets and hedge fund strategies, and through investments in exchange-traded notes that are linked, directly or indirectly, to real estate, commodities, natural resources, infrastructure assets and hedge fund strategies. The investment advisor may invest directly in equity and fixed income securities of the same types and with the same terms and features as described above for Underlying Funds, other than with respect to hedge fund strategies, real estate, and commodities. The investment advisor anticipates that generally, it will make direct investments in securities in domestic markets and on domestic exchanges, although it may invest directly in foreign markets. Within the parameters described above (and subject to any other applicable limitations), the investment advisor may favor particular asset classes, investment styles, types and qualities of securities, geographic regions, markets and industries.

When making allocation decisions, the investment advisor considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. This data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends relating to trade balances and labor information. While the investment advisor performs these analyses on a daily basis, material shifts in asset class exposures typically take place over longer periods of time. The investment advisor will adjust the Fund’s asset mix based on its analysis of the relative attractiveness and risk of stocks, bonds and nontraditional investments in connection with economic, financial and other market trends.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•

Asset Allocation Risk. The Advisor’s asset allocation decisions among various investments, including equity securities and fixed income securities, may not anticipate market trends successfully. The Advisor may make less than optimal or poor asset allocation decisions. The Advisor attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocation techniques will produce the desired results. You could lose money on your investment in the Fund as a result of these allocation decisions.

•

Commodity-Related Risk. Underlying Funds that invest in commodities expose the Fund to the greater volatility of the commodity markets, to commodity-specific risks (weather, disease, supply/demand imbalances), and to international economic, political and regulatory influences that frequently affect the commodities markets.

•

Company Size Risk. The smaller companies in which the Fund may invest may have unproven track records, a limited product or service base, limited access to capital, and other attributes that can cause their share prices to fluctuate, and they may be more likely to fail than larger companies. Therefore, smaller companies may entail greater risks for investors than larger companies.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund (and any Underlying Fund) invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money. Underlying Funds that invest in floating rate bank loans (through loan participations or assignments) expose the Fund to both lender and

PROSPECTUS / August 31, 2013	47

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND

borrower risk, as well as to the potential of a lack liquidity in the market for floating rate loans.

•

Exchange Traded Funds (ETFs) Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment goals, strategies, and policies. The price of an ETF can fluctuate up or down, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•

Exchange Traded Notes (ETNs) Risk. The value of ETNs, which combine features of ETFs and bonds, depends on the performance of the index or other asset underlying the ETN and the creditworthiness of the ETN’s issuer. Unlike ETFs, ETNs are not structured as investment companies and, unlike bonds, they may have no periodic interest payments. ETNs are not secured by any collateral.

•

Foreign Investing Risk. Economic, political or regulatory conditions may be less favorable, and markets may be less liquid, less transparent and more volatile, in foreign countries, and in particular emerging markets, than in the United States. Currency fluctuations may reduce investment gains or add to investment losses.

•

Hedge Fund Strategies’ Risk. Underlying Funds that invest, directly or indirectly, in managers employing hedge fund-type investment strategies may have markedly higher investment management fees than other funds. Hedge fund strategies may be narrowly focused on a particular market, security type or activity, and would be exposed to greater risk of loss if the investment thesis underlying the focus does not occur as anticipated. Hedge fund strategies that are intended to reduce the Fund’s volatility may fail to do so effectively. The use of leverage by a hedge fund strategy (e.g., through options) will magnify any losses incurred by the strategy.

•

Inflation-Indexed Securities’ Risk. Because of the inflation-adjustment feature, inflation-indexed securities typically have lower yields than conventional fixed-rate bonds. The value of inflation-indexed, fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of an inflation-indexed security. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The amounts of the income distributions from an inflation-indexed security are likely to fluctuate considerably more than the income distribution amounts of a conventional bond. The Fund may also experience a loss on an inflation-indexed security if there is deflation. If inflation is lower than expected during the period the Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investment in inflation-indexed securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

•

Infrastructure Assets Risk. Underlying Funds that invest, directly or indirectly, in infrastructure operators and projects (e.g., toll roads, port facilities, transmission lines, sewage treatment plants) expose the Fund to the risks associated with large, long-term construction projects, to financial, operating and competitive risks, and to the risks of changing economic and regulatory conditions and political instability in the country or region where the asset is located. These risks may be amplified for real assets located outside of the United States.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•

Natural Resources Risk. Underlying Funds that invest in companies that own or develop natural resources (e.g., exploring, mining, refining), or supply goods and services to such companies (e.g., drilling, processing, transporting, fabricating) expose the Fund to the greater volatility of the markets for these companies’ products, and to international economic, political and regulatory influences that frequently affect the operations of these companies.

•

Non-Investment Grade Securities (Junk Bonds) Risk. High-yield bonds, which are rated below investment grade and are typically referred to as junk bonds, are generally more exposed to credit risk than investment

48	August 31, 2013 / PROSPECTUS

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND

grade securities. These securities are generally higher yielding and higher-risk than investment grade, fixed income securities and are issued by entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable.

•

Real Estate-Related Risk. Underlying Funds that invest in real estate (generally real estate investment trusts) expose the Fund to the risks of owning real estate directly, such as market-specific conditions (economic, supply/demand imbalances), creditworthiness of the issuer, quality of property management, and changing interest rates.

•

Stock Market Risk. The value of equity securities in the Fund’s portfolio (and any Underlying Fund’s portfolio) will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.

•

Underlying Funds’ Risk. The investment performance of the Fund is affected by the investment performance of the Underlying Funds in which it invests. The ability of the Fund to achieve its investment goal depends on the ability of the Underlying Funds to meet their investment goals and on the decisions of the Advisor, as investment advisor, regarding the allocation of the Fund’s assets among the Underlying Funds. There can be no assurance that the investment goal of the Fund or any Underlying Fund will be achieved. Through its investments in Underlying Funds, the Fund is subject to the risks of the Underlying Funds’ investments. Certain of the risks of the Underlying Funds’ investments are described above. In addition, both the Fund and the Underlying Funds in which it invests bear fees and expenses, so investment in the Fund may be subject to certain duplicate expenses. The Advisor is subject to certain conflicts of interest in choosing the Underlying Funds in which the Fund may invest.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The returns presented for the Fund reflect the performance of Wilmington Aggressive Asset Allocation Fund (the “Predecessor Fund”), a former series of WT Mutual Fund. The Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class I Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years or the life of the Fund compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The table shows returns for the Fund’s primary broad-based market indices, the Russell 3000 Index and the MSCI All Country World ex-US Investable Market Index. The Fund also compares its performance to the Aggressive Blended Index constructed by the Advisor. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class I Shares

Best Quarter 17.70% 6/30/2009 Worst Quarter (22.15)% 12/31/2008

The Fund’s Class I Shares total return for the six-month period from January 1, 2013 to June 30, 2013 was 6.53%. The average annual total returns in the table below include the maximum Class A sales charge of 5.50%, which is normally deducted when you purchase shares.

PROSPECTUS / August 31, 2013	49

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND

Average Annual Total Returns

(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years or Life of Fund (Inception 7/15/03)
Class I Shares
Return Before Taxes	14.57%	(0.99)%	5.76%
Return After Taxes on Distributions	14.35%	(1.55)%	5.23%
Return After Taxes on Distributions and Sales of Fund	9.76%	(1.02)%	4.85%
Class A Shares
Return Before Taxes	7.88%	(2.35)%	4.82%
Russell 3000 Total Return Index (reflects no deductions for fees, expenses or taxes)	16.42%	2.04%	6.38%
MSCI All Country World ex-US Investable Market Index	16.83%	(2.89)%	9.07%
Aggressive Blended Index (reflects no deduction for taxes)*	14.92%	0.58%	7.03%

*	The Aggressive Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 48% Russell 3000 Index; 32% MSCI All Country World ex-US Investable Market Index; 7% HFRX Global Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill.

After-tax performance is presented only for Class I Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Portfolio Managers	Title	Service Date (with the Fund)
Clayton M. Albright, III	Vice President, Portfolio Manager and Managing Director of Asset Allocation at WTIA	2012
Mark J. Stevenson, CFA	Vice President at WTIA	2011
Joshua A. Savadove, CFA, CAIA	Vice President at WTIA	2012
Allen E. Choinski, CFA	Vice President and Portfolio Manager/Research Analyst at WTIA	2012

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2221. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000
Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

50	August 31, 2013 / PROSPECTUS

WILMINGTON INTERMEDIATE-TERM BOND FUND SUMMARY

Investment Goal

The Fund seeks to provide current income and secondarily, capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional, in the Fund’s prospectus in the section entitled “How are shares priced?”.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.39%	0.39%
Total Annual Fund Operating Expenses	1.14%	0.89%
Fee Waivers and/or Expense Reimbursements(1)	(0.19)%	(0.29)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.95%	0.60%

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 0.95% and 0.60%, respectively, not including the effects of taxes or extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2014, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$543	$778	$1,032	$1,758
Class I
Expenses assuming redemption	$61	$255	$465	$1,070

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing primarily in U.S. investment grade corporate and government fixed income securities, including mortgage and asset backed securities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in fixed income securities. The Fund’s investment advisor will select investment grade fixed income securities and unrated securities determined to be of comparable quality, but also may invest up to 15% of the Fund’s total assets in lower-rated debt securities (“junk bonds”). The Fund normally invests in securities with intermediate maturities, and the Fund seeks to maintain a weighted average maturity of three to five years. However, the Fund has no maturity restrictions on individual issues, and the weighted average maturity of the Fund’s portfolio will vary within a range of three to five years depending on market conditions.

In selecting securities for the Fund, the investment advisor considers a security’s credit quality, capital appreciation potential, maturity and yield to maturity. The investment advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decrease in interest rates.

PROSPECTUS / August 31, 2013	51

WILMINGTON INTERMEDIATE-TERM BOND FUND

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

•	Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible for a Fund to sell or dispose of at the price at which the Fund has valued the security.

•

Mortgage-Backed and Asset-Backed Securities Risk. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

•

Non-Investment Grade Securities (Junk Bonds) Risk. High-yield bonds, which are rated below investment grade and are typically referred to as junk bonds, are generally more exposed to credit risk than investment grade securities. These securities are generally higher-yielding and higher-risk than investment grade, fixed income securities and are issued by entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable.

•

Prepayment Risk. The risk that a mortgage-backed or other asset-backed security may be paid off and proceeds delivered to a Fund earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class A Shares and by showing how the Fund’s average annual returns for 1, 5 and 10 years or life of the Fund compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class I Shares

Best Quarter 3.83% 9/30/2009 Worst Quarter (2.45)% 6/30/2004

The Fund’s Class I Shares total return for the six-month period from January 1, 2013 to June 30, 2013 was (1.61)%. The average annual total returns in the table below include the maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares.

52	August 31, 2013 / PROSPECTUS

WILMINGTON INTERMEDIATE-TERM BOND FUND

Average Annual Total Returns

(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years or Life of Fund
Class I Shares
Return Before Taxes	4.76%	6.29%	4.94%
Return After Taxes on Distributions	3.60%	4.64%	3.33%
Return After Taxes on Distributions and Sale of Fund Shares	3.27%	4.46%	3.29%
Class A Shares
Return Before Taxes	(0.27)%	5.02%	4.44%*
Barclays Capital Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	3.89%	5.18%	4.62%

*	Class A Shares commenced operations on August 18, 2003.

After-tax performance is presented only for Class I Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Portfolio Managers	Title	Service Date (with the Fund)
Dominick J. D’Eramo, CFA	Administrative Vice President, Senior Portfolio Manager and Director of Institutional Fixed Income at WTIA	2012
Randy H. Vogel, CFA	Vice President, Senior Credit Analyst and Portfolio Manager at WTIA	2012
Wilmer C. Stith, III, CFA	Vice President and Portfolio Manager at WTIA	1996
James M. Hannan	Administrative Vice President and Portfolio Manager at WTIA	2012

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000
Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS / August 31, 2013	53

WILMINGTON BROAD MARKET BOND FUND SUMMARY

Investment Goal

The Fund seeks to provide current income and secondarily, capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional, in the Fund’s prospectus in the section entitled “How are shares priced?”.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.42%	0.42%
Total Annual Fund Operating Expenses	1.17%	0.92%
Fee Waivers and/or Expense Reimbursements(1)	(0.17)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.00%	0.65%

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 1.00% and 0.65%, respectively, not including the effects of taxes or extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2014, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$547	$788	$1,049	$1,792
Class I
Expenses assuming redemption	$66	$266	$482	$1,107

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 106% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing primarily in U.S. investment grade corporate and government fixed income securities, including mortgage and asset backed securities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in fixed income securities. The Fund’s investment advisor will generally select investment grade fixed income securities and unrated securities determined to be of comparable quality, but also may invest up to 15% of the Fund’s total assets in lower-rated debt securities (“junk bonds”). The Fund seeks to maintain a dollar-weighted average maturity of four to ten years. However, the dollar-weighted average maturity of the Fund’s investments will vary depending on market conditions.

In selecting securities for the Fund, the investment advisor considers a security’s credit quality, capital appreciation potential, maturity and yield to maturity. The investment advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decrease in interest rates.

54	August 31, 2013 / PROSPECTUS

WILMINGTON BROAD MARKET BOND FUND

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

•	Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible for a Fund to sell or dispose of at the price at which the Fund has valued the security.

•

Mortgage-Backed and Asset-Backed Securities Risk. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

•

Non-Investment Grade Securities (Junk Bonds) Risk. High-yield bonds, which are rated below investment grade and are typically referred to as junk bonds, are generally more exposed to credit risk than investment grade securities. These securities are generally higher-yielding and higher-risk than investment grade, fixed income securities and are issued by entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable.

•

Prepayment Risk. The risk that a mortgage-backed or other asset-backed security may be paid off and proceeds delivered to a Fund earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class A Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class I Shares

Best Quarter 5.10% 9/30/2009
Worst Quarter (2.82)% 6/30/2004

The Fund’s Class I Shares total return for the six-month period from January 1, 2013 to June 30, 2013 was (2.43)%. The average annual total returns in the table below include

PROSPECTUS / August 31, 2013	55

WILMINGTON BROAD MARKET BOND FUND

the maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares.

Average Annual Total Returns

(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	6.17%	6.05%	4.80%
Return After Taxes on Distributions	4.63%	4.25%	3.06%
Return After Taxes on Distributions and Sale of Fund Shares	4.25%	4.15%	3.11%
Class A Shares
Return Before Taxes	1.12%	4.82%	4.07%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.21%	5.95%	5.18%

After-tax performance is presented only for Class I Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Portfolio Managers	Title	Service Date (with the Fund)
James M. Hannan	Administrative Vice President and Portfolio Manager at WTIA	2002
Wilmer C. Stith, III, CFA	Vice President and Portfolio Manager at WTIA	1996
Dominick J. D’Eramo, CFA	Administrative Vice President, Senior Portfolio Manager and Director of Institutional Fixed Income at WTIA	2012
Randy H. Vogel, CFA	Vice President, Senior Credit Analyst and Portfolio Manager at WTIA	2012

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000
Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

56	August 31, 2013 / PROSPECTUS

WILMINGTON SHORT-TERM CORPORATE BOND FUND SUMMARY

Investment Goal

The Fund seeks to provide current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional, in the Fund’s prospectus in the section entitled “How are shares priced?”.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.75%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.46%	0.46%
Total Annual Fund Operating Expenses	1.21%	0.96%
Fee Waivers and/or Expense Reimbursements(1)	(0.35)%	(0.35)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.86%	0.61%

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 0.86% and 0.61%, respectively, not including the effects of taxes or extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2014, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$261	$518	$795	$1,585
Class I
Expenses assuming redemption	$62	$270	$496	$1,146

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 110% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in U.S. corporate fixed income securities. The Fund’s investment advisor will select investment grade securities and unrated securities determined to be of comparable quality, but also may invest up to 15% of the Fund’s total assets in lower-rated debt securities (“junk bonds”). The Fund also invests in a range of U.S. government securities, including mortgage and asset-backed securities. For purposes of the Fund’s 80% investment policy, U.S. corporate fixed income securities may include corporate asset-backed securities. The Fund seeks to maintain a weighted average maturity of no more than three years. However, the weighted average maturity of the Fund’s portfolio will vary within a range of zero to three years depending on market conditions.

In selecting securities for the Fund, the investment advisor considers a security’s capital appreciation potential, maturity and yield to maturity. The investment advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decline in interest rates.

PROSPECTUS / August 31, 2013	57

WILMINGTON SHORT-TERM CORPORATE BOND FUND

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

•	Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible for a Fund to sell or dispose of at the price at which the Fund has valued the security.

•

Mortgage-Backed and Asset-Backed Securities Risk. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

•

Non-Investment Grade Securities (Junk Bonds) Risk. High-yield bonds, which are rated below investment grade and are typically referred to as junk bonds, are generally more exposed to credit risk than investment grade securities. These securities are generally higher-yielding and higher-risk than investment grade, fixed income securities and are issued by entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable.

•

Prepayment Risk. The risk that a mortgage-backed or other asset-backed security may be paid off and proceeds delivered to a Fund earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class A Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years or the life of the Fund compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class I Shares

Best Quarter 2.72% 6/30/2009 Worst Quarter (1.07)% 6/30/2004

The Fund’s Class I Shares total return for the six-month period from January 1, 2013 to June 30, 2013 was (0.09)%. The average annual total returns in the table below include

58	August 31, 2013 / PROSPECTUS

WILMINGTON SHORT-TERM CORPORATE BOND FUND

the maximum Class A sales charge of 1.75%, which is normally deducted when you purchase shares.

Average Annual Total Returns

(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years or Life of Fund
Class I Shares
Return Before Taxes	2.78%	3.35%	3.12%
Return After Taxes on Distributions	2.23%	2.50%	2.13%
Return After Taxes on Distributions and Sale of Fund Shares	1.82%	2.37%	2.09%
Class A Shares
Return Before Taxes	0.74%	2.76%	2.81%	*
Barclays Capital 1-3 Year Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	1.26%	2.88%	3.13%

*	Class A Shares commenced operations on August 25, 2003.

After-tax performance is presented only for Class I Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Portfolio Manager	Title	Service Date (with the Fund)
Wilmer C. Stith, III, CFA	Vice President and Portfolio Manager at WTIA	1996
James M. Hannan	Administrative Vice President and Portfolio Manager at WTIA	2012

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000
Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS / August 31, 2013	59

WILMINGTON SHORT DURATION GOVERNMENT BOND FUND SUMMARY

Investment Goal

The Fund seeks to provide current income and secondarily, preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional, in the Fund’s prospectus in the section entitled “How are shares priced?”.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.75%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.44%	0.44%
Total Annual Fund Operating Expenses	1.19%	0.94%
Fee Waivers and/or Expense Reimbursements(1)	(0.30)%	(0.30)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.89%	0.64%

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 0.89% and 0.64%, respectively, not including the effects of taxes or extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2014, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$264	$517	$790	$1,567
Class I
Expenses assuming redemption	$65	$269	$490	$1,126

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal, by normally investing substantially all, but under normal circumstances no less than 80%, of the value of its net assets in a diversified portfolio of debt obligations issued or supported as to principal and interest by the U.S. government or its agencies and instrumentalities including mortgage backed securities, asset backed securities, variable and floating rate securities, zero coupon securities, and in repurchase agreements backed by such securities. Certain mortgage backed securities, including adjustable rate mortgage securities (“ARMs”) and collateralized mortgage obligations (“CMOs”) are included within the definition of “U.S. government securities.” The Fund expects to maintain a duration of less than three years under normal market conditions.

The Fund intends to invest in the securities of U.S. government-sponsored entities (“GSEs”), including GSE securities that are not backed by the full faith and credit of the United States government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in some GSE securities that have no explicit

60	August 31, 2013 / PROSPECTUS

WILMINGTON SHORT DURATION GOVERNMENT BOND FUND

financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation (“FICO”).

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

•	Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•

Mortgage-Backed and Asset-Backed Securities Risk. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible for a Fund to sell or dispose of at the price at which the Fund has valued the security.

•	Prepayment Risk. The risk that a mortgage-backed or other asset-backed security may be paid off and proceeds delivered to a Fund earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class A Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years or the life of the Fund compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class I Shares

Best Quarter 2.04% 12/31/2008 Worst Quarter (1.12)% 6/30/2004

The Fund’s Class I Shares total return for the six-month period from January 1, 2013 to June 30, 2013 was (0.50)%. The average annual total returns in the table below include the maximum Class A sales charge of 1.75%, which is normally deducted when you purchase shares.

PROSPECTUS / August 31, 2013	61

WILMINGTON SHORT DURATION GOVERNMENT BOND FUND

Average Annual Total Returns

(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years or Life of Fund
Class I Shares
Return Before Taxes	1.59%	2.99%	2.89%
Return After Taxes on Distributions	0.83%	1.96%	1.81%
Return After Taxes on Distributions and Sale of Fund Shares	1.12%	1.96%	1.83%
Class A Shares
Return Before Taxes	(0.40)%	2.39%	2.67%*
Barclays Capital 1-3 Year Government Bond Index (reflects no deduction for fees, expenses or taxes)	0.51%	2.49%	2.84%

*	Class A Shares commenced operations on August 18, 2003.

After-tax performance is presented only for Class I Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Portfolio Managers	Title	Service Date (with the Fund)
James H. Hannan	Administrative Vice President and Portfolio Manager at WTIA	2012
Wilmer C. Stith, III, CFA	Vice President and Portfolio Manager at WTIA	2012

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000
Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

62	August 31, 2013 / PROSPECTUS

WILMINGTON MUNICIPAL BOND FUND SUMMARY

Investment Goal

The Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations. Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional, in the Fund’s prospectus in the section entitled “How are shares priced?”.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.40%	0.40%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.16%	0.91%
Fee Waivers and/or Expense Reimbursements(1)	(0.29)%	(0.29)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.87%	0.62%
(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 0.86% and 0.61%, respectively (not including the effects of acquired fund fees and expenses, taxes or other extraordinary expenses). This waiver may be amended or withdrawn after August 31, 2014, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$535	$775	$1,034	$1,772
Class I
Expenses assuming redemption	$63	$261	$475	$1,092

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of the portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in municipal securities that provide interest exempt from federal income tax. The Fund may invest up to 20% of its assets in other types of fixed income securities that provide income that is subject to federal income tax. The Fund generally invests in securities rated in the top four categories by a rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) or if unrated, determined by the investment advisor to be of comparable quality. The Fund seeks to maintain a weighted average maturity of three to ten years. However, the Fund has no maturity restrictions on individual issues, and the weighted average maturity of the Fund’s portfolio will vary depending on market conditions.

PROSPECTUS / August 31, 2013	63

WILMINGTON MUNICIPAL BOND FUND

The Fund may invest more than 25% of its assets in securities relating to one political subdivision, such as any state or U.S. territory. The Fund may focus its investments in sectors of the municipal securities market, such as healthcare or housing. There are no limitations on the Fund’s investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

In selecting securities, the Fund’s investment advisor focuses on credit analysis, the relative values of different sectors of the market, geographic diversity and securities with different and potentially advantageous structures. The investment advisor seeks to construct a portfolio with substantially the same interest rate exposure as the Fund’s benchmark, and does not select securities based on forecasts of interest rates.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible for a Fund to sell or dispose of at the price at which the Fund has valued the security.

•

Prepayment Risk. The risk that a mortgage-backed or other asset-backed security may be paid off and proceeds delivered to a Fund earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

•

Sector Focus Risk. A fund that focuses its investments in the securities of a particular bond market sector (e.g., healthcare, housing or one political subdivision) is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments. It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

•	Tax Risk. Failure of a municipal security to meet certain legal requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The returns presented for the Fund reflect the performance of a former series of WT Mutual Fund, also known as Wilmington Municipal Bond Fund (the “Predecessor Fund”). The Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class I Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years or the life of the Fund compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class I Shares

Best Quarter 5.48% 9/30/2009 Worst Quarter (2.95)% 9/30/2008

64	August 31, 2013 / PROSPECTUS

WILMINGTON MUNICIPAL BOND FUND

The Fund’s Class I Shares total return for the six-month period from January 1, 2013 to June 30, 2013 was (2.62)%. The average annual total returns in the table below include the maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares.

Average Annual Total Returns

(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years or Life of Fund
Class I Shares
Return Before Taxes	5.28%	5.46%	4.24%
Return After Taxes on Distributions	4.80%	5.26%	4.13%
Return After Taxes on Distributions and Sale of Fund Shares	4.53%	5.11%	4.07%
Class A Shares
Return Before Taxes	0.29%	4.25%	4.14%	*
Standard & Poor’s Intermediate Municipal Index (reflects no deduction for fees, expenses or taxes)	5.34%	6.12%	5.14%

*	Class A Shares commenced operations on December 20, 2005.

After-tax performance is presented only for Class I Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation (“WFMC”)

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc.

Portfolio Managers	Title	Service Date (with the Fund)
Robert F. Collins, CFA	Administrative Vice President and Director of Tax-Exempt Fixed Income Investments at WFMC	2011
Stephen P. Winterstein	Managing Director and Head of Strategy of Municipal Fixed Income at WFMC	2011
Rebecca J. Rogers	Vice President and Senior Portfolio Manager at WFMC	2011
John J. Malloy, Jr.	Assistant Vice President and Municipal Portfolio Manager at WFMC	2011

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000
Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund primarily are exempt from regular federal income tax. A portion of these distributions, however, may be subject to federal alternative minimum tax and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS / August 31, 2013	65

WILMINGTON MARYLAND MUNICIPAL BOND FUND SUMMARY

Investment Goal

The Fund seeks to provide current income that is exempt from both federal and Maryland state and local income taxes.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations. Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional, in the Fund’s prospectus in the section entitled “How are shares priced?”.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.44%	0.44%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.20%	0.95%
Fee Waivers and/or Expense Reimbursements(1)	(0.24)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.96%	0.68%
(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 0.95% and 0.67%, respectively, not including the effects of acquired fund fees and expenses, taxes or extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2014, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$544	$791	$1,058	$1,819
Class I
Expenses assuming redemption	$69	$275	$498	$1,141

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal, under normal circumstances, by investing its net assets so that at least 80% of the income it distributes will be exempt from federal regular income tax and personal income tax imposed by the State of Maryland and Maryland municipalities. However, the income on these securities may be subject to the federal alternative minimum tax (“AMT”). The Fund is non-diversified, which means it can invest a larger percentage of assets in a small number of issuers. The Fund generally invests in investment grade municipal securities. The Fund seeks to maintain a weighted average maturity of three to ten years. However, the Fund has no maturity restrictions on individual issues, and the weighted average maturity of the Fund’s portfolio will vary depending on market conditions.

66	August 31, 2013 / PROSPECTUS

WILMINGTON MARYLAND MUNICIPAL BOND FUND

In selecting securities, the Fund’s investment advisor focuses on credit analysis, the relative values of different sectors of the market, geographic diversity and securities with different and potentially advantageous structures. The investment advisor seeks to construct a portfolio with substantially the same interest rate exposure as the Fund’s benchmark, and does not select securities based on forecasts of interest rates.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible for a Fund to sell or dispose of at the price at which the Fund has valued the security.

•

Maryland Investment Risk. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by Maryland issuers. The economy of Maryland is relatively diversified across the service, trade and government sectors, but could be adversely impacted by changes to any of these sectors.

•

Non-Diversification Risk. The Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund’s share price and performance.

•	Tax Risk. Failure of a municipal security to meet certain legal requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class A Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The table shows returns for the Fund’s primary broad-based market index, the Standard & Poor’s Intermediate Municipal Index, and the Fund’s secondary broad-based market index, the Barclays Capital 10 Year Municipal Bond Index (“BC10MB”). Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class A Shares

Best Quarter 6.58% 9/30/2009 Worst Quarter (3.50)% 12/31/2008

The Fund’s Class A Shares total return for the six-month period from January 1, 2013 to June 30, 2013 was (3.07)%. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the best quarter/worst quarter returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

PROSPECTUS / August 31, 2013	67

WILMINGTON MARYLAND MUNICIPAL BOND FUND

Average Annual Total Returns

(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	(0.74)%	3.44%	3.30%
Return After Taxes on Distributions	(0.81)%	3.42%	3.27%
Return After Taxes on Distributions and Sale of Fund Shares	0.28%	3.43%	3.33%
Class I Shares
Return Before Taxes	4.17%	4.59%	3.95%
Standard & Poor’s Intermediate Municipal Index (reflects no deduction for fees, expenses or taxes)	5.34%	6.12%	5.14%

After-tax performance is presented only for Class A Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation (“WFMC”)

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc.

Portfolio Managers	Title	Service Date (with the Fund)
Robert F. Collins, CFA	Administrative Vice President and Director of Tax-Exempt Fixed Income Investments at WFMC	2012
Stephen P. Winterstein	Managing Director and Head of Strategy of Municipal Fixed Income at WFMC	2012
Rebecca J. Rogers	Vice President and Senior Portfolio Manager at WFMC	2012
John J. Malloy, Jr.	Assistant Vice President and Municipal Portfolio Manager at WFMC	2012

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000
Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund primarily are exempt from regular federal income tax and, for residents of Maryland, state income tax. A portion of these distributions, however, may be subject to Federal AMT. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

68	August 31, 2013 / PROSPECTUS

WILMINGTON NEW YORK MUNICIPAL BOND FUND SUMMARY

Investment Goal

The Fund seeks to provide current income that is exempt from both federal and New York personal income taxes.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations. Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional, in the Fund’s prospectus in the section entitled “How are shares priced?”.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.45%	0.45%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.21%	0.96%
Fee Waivers and/or Expense Reimbursements(1)	(0.36)%	(0.36)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.85%	0.60%
(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 0.84% and 0.59%, respectively, not including the effects of acquired fund fees and expenses, taxes or extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2014, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares, and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$533	$783	$1,052	$1,819
Class I
Expenses assuming redemption	$61	$269	$495	$1,145

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal, under normal circumstances, by investing its net assets so that at least 80% of the income it distributes will be exempt from federal regular income tax and personal income tax imposed by the State of New York and New York municipalities. However, the income on these securities may be subject to the federal alternative minimum tax (“AMT”). The Fund is non-diversified, which means it can invest a larger percentage of assets in a small number of issuers. The Fund generally invests in investment grade municipal securities. The Fund seeks to maintain a weighted average maturity of three to ten years. However, the Fund has no maturity restrictions on individual issues, and the weighted average maturity of the Fund’s portfolio will vary depending on market conditions.

PROSPECTUS / August 31, 2013	69

WILMINGTON NEW YORK MUNICIPAL BOND FUND

In selecting securities, the Fund’s investment advisor focuses on credit analysis, the relative values of different sectors of the market, geographic diversity and securities with different and potentially advantageous structures. The investment advisor seeks to construct a portfolio with substantially the same interest rate exposure as the Fund’s benchmark, and does not select securities based on forecasts of interest rates.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible for a Fund to sell or dispose of at the price at which the Fund has valued the security.

•

New York Investment Risk. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by New York issuers. The economy of New York state is large and diverse, from agriculture, manufacturing and high technology in upstate counties to advertising, finance and banking in New York City. Any major changes to the financial conditions of New York City, however, would ultimately have an effect on the state.

•

Non-Diversification Risk. The Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund’s share price and performance.

•	Tax Risk. Failure of a municipal security to meet certain legal requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class A Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years or the life of the Fund compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The table shows returns for the Fund’s primary broad-based market index, the Standard & Poor’s Intermediate Municipal Index. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class A Shares

Best Quarter 5.66% 9/30/2009 Worst Quarter (3.44)% 12/31/2010

The Fund’s Class A Shares total return for the six-month period from January 1, 2013 to June 30, 2013 was (2.57)%. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not

70	August 31, 2013 / PROSPECTUS

WILMINGTON NEW YORK MUNICIPAL BOND FUND

reflected in the best quarter/worst quarter returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average Annual Total Returns

(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years or Life of Fund
Class A Shares
Return Before Taxes	(0.47)%	2.89%	3.13%
Return After Taxes on Distributions	(0.47)%	2.89%	3.10%
Return After Taxes on Distributions and Sale of Fund Shares	0.39%	2.92%	3.15%
Class I Shares
Return Before Taxes	4.45%	4.05%	4.05%	*
Standard & Poor’s Intermediate Municipal Index (reflects no deduction for fees, expenses or taxes)	5.34%	6.12%	5.14%

*	Class I Shares commenced operations on August 18, 2003.

After-tax performance is presented only for Class A Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation (“WFMC’’)

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc.

Portfolio Managers	Title	Service Date (with the Fund)
Robert F. Collins, CFA	Administrative Vice President and Director of Tax-Exempt Fixed Income Investments at WFMC	2012
Stephen P. Winterstein	Managing Director and Head of Strategy of Municipal Fixed Income at WFMC	2012
Rebecca J. Rogers	Vice President and Senior Portfolio Manager at WFMC	2012
John J. Malloy, Jr.	Assistant Vice President and Municipal Portfolio Manager at WFMC	2012

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000
Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund primarily are exempt from regular federal income tax and, for residents of New York, state income tax. A portion of these distributions, however, may be subject to Federal AMT. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS / August 31, 2013	71

WILMINGTON PRIME MONEY MARKET FUND SUMMARY

Investment Goal

The Fund seeks to provide current income while maintaining liquidity and stability of principal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Service Class Shares, Select Class Shares, Administrative Class Shares and Institutional Class Shares.

Shareholder Fees

(Fees paid directly from your investment)

	Service Class	Select Class	Administrative Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Service Class	Select Class	Administrative Class	Institutional Class
Management Fee	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.25%	None
Other Expenses	0.32%	0.32%	0.32%	0.07%
Total Annual Fund Operating Expenses	0.97%	0.72%	0.97%	0.47%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Service Class Shares, Select Class Shares, Administrative Class Shares and Institutional Class Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$99	$309	$536	$1,189
Select Class	$74	$231	$401	$896
Administrative Class	$99	$309	$536	$1,189
Institutional Class	$48	$151	$263	$593

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund seeks to achieve its investment goal by investing at least 80% of the value of its net assets in money market instruments comprising a diversified portfolio of high quality, short-term debt obligations issued by the U.S. government and its agencies, corporations, and repurchase agreements secured by these obligations.

In selecting securities for the Fund, the investment advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund. In addition, the Fund may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Fund’s securities must have remaining maturities of 397 days or less, and the Fund must have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

72	August 31, 2013 / PROSPECTUS

WILMINGTON PRIME MONEY MARKET FUND

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Select Class (formerly Class A) Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years or the life of the Fund compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The table shows returns for the Fund’s broad-based market indexes, the iMoneyNet, Inc. First Tier Retail Average and the iMoneyNet, Inc. First Tier Institutional Average. The iMoneyNet, Inc. First Tier Retail Average and the iMoneyNet, Inc. First Tier Institutional Average are composites of money market mutual funds with investment goals similar to the Fund’s goal. Updated performance information is available at www.wilmingtonfunds.com.

Effective January 20, 2012, Class A2 and Class S Shares were combined and redesignated Service Class Shares, Class I Shares and Class A Shares were combined and redesignated Select Class Shares, and Class I2 Shares were redesignated Administrative Class Shares. Performance for Shares prior to redesignation is based on the previous performance of Class A2 Shares, Class A Shares, and Class I2 Shares, respectively, and has not been adjusted to reflect difference in expenses prior to the redesignation of the classes. Administrative Class Shares are subject to a shareholder services fee up to 0.25% of the Fund’s average daily net assets. Institutional Class Shares commenced operations on March 12, 2012.

Annual Total Returns – Select Class Shares

Best Quarter 1.18% 09/30/2007 Worst Quarter 0.00% 12/31/11

The Fund’s Select Class Shares total return for the six-month period from January 1, 2013 to June 30, 2013 was 0.01%.

Average Annual Total Returns

(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years or Life of Fund
Select Class Shares
Return Before Taxes	0.03%	0.44%	1.48%
Service Class Shares
Return Before Taxes	0.01%	0.48%	1.57%
Administrative Class Shares
Return Before Taxes	0.03%	0.49%	1.67%	*
Institutional Class Shares
Return Before Taxes	–	–	0.03%	*
iMoneyNet, Inc. First Tier Retail Average (reflects no deduction for taxes)	0.01%	0.49%	1.51%
iMoneyNet, Inc. First Tier Institutional Average (reflects no deduction for taxes)	0.07%	0.64%	1.76%

*	Administrative Class Shares commenced operations on August 18, 2003 and Institutional Class Shares commenced operations on March 12, 2012.

PROSPECTUS / August 31, 2013	73

WILMINGTON PRIME MONEY MARKET FUND

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc.

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Service Class):*	$0
Minimum Initial Investment Amount (Administrative Class):*	$1,000
Minimum Initial Investment Amount (Select Class):*	$100,000
Minimum Initial Investment Amount (Institutional Class):*	$5,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

74	August 31, 2013 / PROSPECTUS

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND SUMMARY

Investment Goal

The Fund seeks to provide current income while maintaining liquidity and stability of principal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Service Class Shares, Select Class Shares, Administrative Class Shares and Institutional Class Shares.

Shareholder Fees

(Fees paid directly from your investment)

	Service Class	Select Class	Administrative Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Service Class	Select Class	Administrative Class	Institutional Class
Management Fee	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.25%	None
Other Expenses	0.31%	0.31%	0.31%	0.06%
Total Annual Fund Operating Expenses	0.96%	0.71%	0.96%	0.46%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Service Class Shares, Select Class Shares, Administrative Class Shares and Institutional Class Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$98	$306	$531	$1,177
Select Class	$73	$228	$396	$882
Administrative Class	$98	$306	$531	$1,177
Institutional Class	$47	$147	$257	$578

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund seeks to achieve its investment goal by investing at least 80% of the value of its net assets in money market instruments comprising a diversified portfolio of high quality, short-term debt obligations issued by the U.S. Government, and its agencies and repurchase agreements secured by these obligations.

In selecting securities for the Fund, the investment advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund. In addition, the Fund may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Fund’s securities must have remaining maturities of 397 days or less, and the Fund must have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is

PROSPECTUS / August 31, 2013	75

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Service Class (formerly Class A) Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The table shows returns for the Fund’s broad-based market indexes, the iMoneyNet, Inc. Government and Agency Retail Average and the iMoneyNet, Inc. Government and Agency Institutional Average. Updated performance information is available at www.wilmingtonfunds.com.

Effective January 20, 2012, Class A Shares were redesignated Service Class Shares, Class I Shares were redesignated Select Class Shares, and Class I2 Shares were redesignated Administrative Class Shares. Performance for Service Class, Select Class and Administrative Class Shares prior to redesignation is based on the previous performance of Class A shares, Class I Shares, and Class I2 Shares, respectively, and has not been adjusted to reflect differences in expenses prior to the redesignation of the classes. Administrative Class Shares are subject to a shareholder services fee up to 0.25% of the Fund’s average daily net assets. Institutional Class Shares commenced operations on March 12, 2012.

Annual Total Returns – Service Class Shares

Best Quarter 1.15% 12/31/2006 Worst Quarter 0.00% 12/31/2012

The Fund’s Service Class Shares total return for the six-month period from January 1, 2013 to June 30, 2013 was 0.00%.

Average Annual Total Returns

(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years or Life of Fund
Select Class Shares
Return Before Taxes	0.01%	0.48%	1.62%
Service Class Shares
Return Before Taxes	0.01%	0.43%	1.45%
Administrative Class Shares
Return Before Taxes	0.01%	0.45%	1.56%
Institutional Class Shares
Return Before Taxes	–	–	0.01%	*
iMoneyNet, Inc. Government and Agency Retail Average (reflects no deduction for taxes)	0.01%	0.37%	1.41%
iMoneyNet, Inc. Government and Agency Institutional Average (reflects no deduction for taxes)	0.02%	0.46%	1.63%

*	Institutional Class Shares commenced operations on March 12, 2012.

76	August 31, 2013 / PROSPECTUS

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc.

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Service Class):*	$0
Minimum Initial Investment Amount (Administrative Class):*	$1,000
Minimum Initial Investment Amount (Select Class):*	$100,000
Minimum Initial Investment Amount (Institutional Class):*	$5,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares’’ in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS / August 31, 2013	77

WILMINGTON U.S. TREASURY MONEY MARKET FUND SUMMARY

Investment Goal

The Fund seeks to provide current income while maintaining liquidity and stability of principal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Service Class Shares, Select Class Shares and Administrative Class Shares.

Shareholder Fees

(Fees paid directly from your investment)

	Select Class	Service Class	Administrative Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Select Class	Service Class	Administrative Class
Management Fee	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.25%
Other Expenses	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses	0.72%	0.97%	0.97%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Service Class Shares, Select Class Shares and Administrative Class Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Select Class	$74	$231	$401	$896
Service Class	$99	$309	$536	$1,189
Administrative Class	$99	$309	$536	$1,189

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund seeks to achieve its investment goal by investing at least 80% of the value of its net assets in money market instruments comprising a diversified portfolio of high quality, short-term debt obligations issued by the U.S. government and repurchase agreements secured by these obligations.

In selecting securities for the Fund, the investment advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund. In addition, the Fund may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Fund’s securities must have remaining maturities of 397 days or less, and the Fund must have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Service Class (formerly Class S) Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years or life of the Fund compare with those of broad measures of market performance. The

78	August 31, 2013 / PROSPECTUS

WILMINGTON U.S. TREASURY MONEY MARKET FUND

Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The table shows returns for the Fund’s broad-based market indexes, the iMoneyNet, Inc. Treasury and Repo Retail Average and the iMoneyNet, Inc. Treasury and Repo Institutional Average. Updated performance information is available at www.wilmingtonfunds.com.

Effective January 20, 2012, Class S Shares were redesignated Service Class Shares, Class I Shares and Class A Shares were combined and redesignated Select Class Shares, and Class I2 Shares were redesignated Administrative Class Shares. Performance for Service Class Select Class and Administrative Class Shares prior to redesignation is based on the previous performance of Class S Shares, Class A Shares, and Class I2 Shares, respectively, and has not been adjusted to reflect differences in expenses prior to the redesignation of the classes. Administrative Class Shares are subject to a shareholder services fee up to 0.25 % of the Fund’s average daily net assets.

Annual Total Returns – Service Class Shares

Best Quarter 1.05% 12/31/2006 Worst Quarter 0.00% 12/31/2012

The Fund’s Service Class Shares total return for the six-month period from January 1, 2013 to June 30, 2013 was 0.00%.

Average Annual Total Returns

(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years or Life of Fund
Select Class Shares
Return Before Taxes	0.01%	0.25%	1.29%
Service Class Shares
Return Before Taxes	0.01%	0.21%	1.19%
Administrative Class Shares
Return Before Taxes	0.01%	0.27%	1.39%	*
iMoneyNet, Inc. Treasury and Repo Retail Average (reflects no deduction for taxes)	0.01%	0.24%	1.30%
iMoneyNet, Inc. Treasury and Repo Institutional Average (reflects no deduction for taxes)	0.01%	0.30%	1.49%

*	Administrative Class Shares commenced operations on August 18, 2003.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc.

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Service Class):*	$0
Minimum Initial Investment Amount (Administrative Class):*	$1,000
Minimum Initial Investment Amount (Select Class)*	$100,000
Minimum Subsequent Investment Amount:	$25
*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

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WILMINGTON U.S. TREASURY MONEY MARKET FUND

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

80	August 31, 2013 / PROSPECTUS

WILMINGTON TAX-EXEMPT MONEY MARKET FUND SUMMARY

Investment Goal

The Fund seeks to provide current income that is exempt from federal income taxes while maintaining liquidity and stability of principal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Service Class Shares, Select Class Shares and Administrative Class Shares.

Shareholder Fees

(Fees paid directly from your investment)

	Service Class	Select Class	Administrative Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Service Class	Select Class	Administrative Class
Management Fee	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.25%
Other Expenses	0.34%	0.34%	0.34%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.99%	0.74%	0.99%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Service Class Shares, Select Class Shares and Administrative Class Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$101	$315	$547	$1,213
Select Class	$76	$237	$412	$919
Administrative Class	$101	$315	$547	$1,213

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing in high-quality, short-term municipal money market instruments, including variable rate debt instruments, that pay interest exempt from federal income tax. The issuers of these securities may be state and local governments and agencies located in any of the 50 states, the District of Columbia, Puerto Rico, and other U.S. territories and possessions. The Fund maintains a fundamental policy that, under normal circumstances, it will invest its net assets so that at least 80% of income it distributes will be exempt from federal income tax, including the federal alternative minimum tax (“AMT”).

In selecting securities for the Fund, the investment advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund. In addition, the Fund may only purchase securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Fund’s securities must have remaining maturities of 397 days or less, and the Fund must have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to

PROSPECTUS / August 31, 2013	81

WILMINGTON TAX-EXEMPT MONEY MARKET FUND

changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•	Tax Risk. Failure of a municipal security to meet certain legal requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Service Class (formerly Class A) Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The table shows returns for the Fund’s broad-based market indexes, the iMoneyNet, Inc. Tax-Free National Retail Average and the iMoneyNet, Inc. Tax-Free National Institutional Average. Updated performance information is available at www.wilmingtonfunds.com.

Effective January 20, 2012, Class A Shares were redesignated Service Class Shares, Class I Shares were redesignated Select Class Shares, and Class I2 Shares were redesignated Administrative Class Shares. Performance for Service Class, Select Class and Administrative Class Shares prior to redesignation is based on the previous performance of Class A Shares, Class I Shares, and Class I2 Shares, respectively, and has not been adjusted to reflect differences in expenses prior to the redesignation of the classes. Administrative Class Shares are subject to a shareholder services fee up to 0.25% of the Fund’s average daily net assets.

Annual Total Returns – Service Class Shares

Best Quarter 0.74% 9/30/2007 Worst Quarter 0.00% 12/31/2012

The Fund’s Service Class Shares total return for the six-month period from January 1, 2013 to June 30, 2013 was 0.00%.

Average Annual Total Returns

(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Select Class Shares
Return Before Taxes	0.01%	0.44%	1.19%
Service Class Shares
Return Before Taxes	0.01%	0.32%	0.97%
Administrative Class Shares
Return Before Taxes	0.01%	0.39%	1.12%
iMoneyNet, Inc. Tax-Free National Retail Average (reflects no deduction for taxes)	0.01%	0.37%	1.08%
iMoneyNet, Inc. Tax-Free National Institutional Average (reflects no deduction for taxes)	0.02%	0.45%	1.19%

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc.

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WILMINGTON TAX-EXEMPT MONEY MARKET FUND

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Service Class):*	$0
Minimum Initial Investment Amount (Administrative Class):*	$1,000
Minimum Initial Investment Amount (Select Class):*	$100,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund primarily are exempt from regular federal income tax. A portion of these distributions, however, may be subject to Federal AMT and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT INVESTMENT GOALS, STRATEGIES AND RISKS OF THE FUNDS AND THE UNDERLYING FUNDS

The following pages describe the investment goal, strategies and risks of the Funds and the underlying funds. There can be no assurance that a Fund will achieve its goal. However, each Fund endeavors to do so by following the strategies and policies described in this prospectus. The investment goal of a Fund may only be changed upon the approval of a majority of the outstanding shares of the Fund. Certain investment strategies may be changed without shareholder approval, although a Fund will provide shareholders with at least 60 days prior written notice of a change in its 80% investment policy.

This prospectus of the Trust offers Shares of 23 Funds, including Class A Shares, Class I Shares, Service Class Shares, Administrative Class Shares, Select Class Shares and Institutional Class Shares.

WILMINGTON LARGE-CAP STRATEGY FUND

Investment Goal

The Fund seeks to achieve long-term capital appreciation.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of the value of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of large-cap companies (primarily common stocks). Large-cap companies are companies that have a market capitalization at the time of purchase at least equal to that of the smallest company in the Russell 1000 Index ($487 million as of June 30, 2013). or at least equal to that of the smallest company expected to be included in the Russell 1000 Index after its next scheduled reconstitution.

The Fund’s investment advisor determines the tactical allocation of the Fund’s assets and uses returns-based and holdings-based style analysis tools to assess the tactical weightings. The tactical allocations may be based on one or more factors, such as investment style (e.g., growth or value), market capitalization (e.g., mega-cap or large/mid-cap), industry sector or security valuation measure (e.g., price/earnings ratio). Once the investment advisor determines the tactical allocations, the sub-advisor builds a portfolio in accordance with the investment advisor’s allocation instructions. The sub-advisor uses quantitative analytical tools to construct a portfolio for the Fund.

The sub-advisor invests in a representative sample of securities which are included in the Fund’s benchmark index (Russell 1000 Index) or another index of large-capitalization companies, weighted to reflect the investment advisor’s tactical allocations. The return for each component of the portfolio is intended to correlate closely with the return for the corresponding component of the applicable benchmark index. The sub-advisor will use its proprietary quantitative analytical tools to rebalance the portfolio and to make buy and sell decisions on individual securities. There is no assurance that the sub-advisor’s investment performance will equal or exceed that of the benchmark index.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Asset Allocation Risk
•	Growth Investing Risk
•	Stock Market Risk
•	Value Investing Risk

WILMINGTON LARGE-CAP VALUE FUND

Investment Goal

The Fund seeks to provide long-term capital appreciation and secondarily, current income.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing, under normal circumstances, at least 80% of the value of its net assets in a diversified portfolio of equity securities (primarily common stocks) of large-cap U.S. and foreign companies. Equity securities include common and preferred stocks as well as convertible securities. “Large-cap companies” are defined as companies with market capitalizations at the time of purchase similar to companies in the Russell 1000 Index or the S&P 500 Index. As of June 30, 2013, the market capitalizations of companies in the Russell 1000 Index ranged from $487 million to $422.5 billion, and the market capitalizations of companies in the S&P 500 Index ranged from $1.9 billion to $400.7 billion.

The Advisor focuses on large-cap companies that have consistently increased their dividends over certain time periods and that demonstrate stable, growing earnings and consistent generation of free cash flow. The Advisor also considers fundamental factors such as industry prospects, market and economic conditions, competitive position, financial leverage and other financial metrics. The Advisor’s strategy is a “value” style of investing, in that the Advisor seeks to identify companies that are undervalued relative to their prospects for growth based on the attributes in the two preceding sentences.

The Advisor will determine a company’s status as a “large-cap company” at the time of initial investment, and the Fund will not be required to sell a pre-existing investment because a company’s market capitalization has grown or reduced outside the market capitalization range of either index. The capitalization ranges of the indexes are subject to frequent change, and the indexes are re-balanced and reconstituted periodically. Thus, the companies in the indexes and the

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applicable range of market capitalizations defining large-cap companies at time of purchase will likely differ from those at June 30, 2013.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•	Foreign Investing Risks
•	Stock Market Risk
•	Value Investing Risk

WILMINGTON LARGE-CAP GROWTH FUND

Investment Goal

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing, under normal circumstances, at least 80% of the value of its net assets in a diversified portfolio of equity securities (primarily common stocks) of large cap U.S. companies. Equity securities include common and preferred stocks as well as convertible securities. “Large cap companies” are defined as companies with market capitalizations similar to companies in the Russell 1000 Growth Index (the “Russell 1000 Growth”). As of June 30, 2013, the market capitalization of companies in the Russell 1000 Growth ranged from $519 million to $370.4 billion.

The Fund’s investment advisor expects to allocate a significant percentage of the Fund’s assets to investments in companies with capitalizations at the time of purchase similar to the largest companies within the Russell 1000 Growth, which were companies with market capitalizations ranging from $15.9 billion to $370.4 billion as of June 30, 2013 (“mega-cap companies”). The Fund’s investment advisor expects that the percentage allocation to mega-cap companies will approximate the ratio of the aggregate market capitalization of the mega-cap companies in the Russell 1000 Growth to the aggregate market capitalization of the Russell 1000 Growth. The remaining portion of the portfolio will be invested primarily in other large cap companies, including those with market capitalizations smaller than mega-cap companies. However, subject to the 80% limitation described above, the Fund is not required to maintain any particular allocation among, or a particular number of positions in, companies within certain ranges of market capitalization

The Advisor uses a bottom-up approach to selecting growth-oriented stocks. The Fund seeks to invest in high-quality, well-established companies that have a strong history of earnings growth, have healthy cash flow, and are attractively priced based on the Adviser’s valuation analytical tool. The Advisor will determine a company’s status as a “large cap company” at the time of initial investment, and the Fund will not be required to sell a pre-existing investment because a company’s market capitalization has grown or reduced outside the market capitalization range of the index. The Adviser expects to review the allocation of the Fund’s portfolio quarterly. The capitalization range of the Russell 1000 Growth is subject to frequent change, and the index is re-balanced and reconstituted periodically. Thus, the companies in the index and the applicable range of market capitalizations defining large cap companies at time of purchase will likely differ from those at June 30, 2013.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•	Asset Allocation Risk
•	Growth Investing Risk
•	Stock Market Risk

WILMINGTON MID-CAP GROWTH FUND

Investment Goal

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities of mid cap U.S. companies. Equity securities include common and preferred stocks, as well as convertible securities. The Fund’s investment advisor chooses stocks of mid cap companies that have significant growth potential, including securities of companies that have not reached full maturity, but that have above-average sales and earnings growth.

Mid cap companies are defined as companies with market capitalizations at the time of purchase similar to companies in the Russell Mid Cap Index. The definition will be applied at the time of initial investment, and the Fund is required to sell a pre-existing investment because a company’s market capitalization has grown or reduced outside the market capitalization range of the indexes. As of June 30, 2013, the market capitalization of companies in the Russell Mid Cap Index ranged from $487 million to $30.3 billion. The capitalization ranges are subject to frequent change, and thus the applicable range of market capitalizations defining mid cap companies at time of purchase will likely differ from the range at June 30, 2013.

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ADDITIONAL INFORMATION ABOUT INVESTMENT GOALS, STRATEGIES AND RISKS OF THE FUNDS AND THE UNDERLYING FUNDS

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•	Company Size Risk
•	Growth Investing Risk
•	Stock Market Risk

WILMINGTON SMALL-CAP STRATEGY FUND

Investment Goal

The Fund seeks to achieve long-term capital appreciation.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a diversified portfolio of U.S. equity (or equity-related) securities of small-cap companies (primarily common stocks). Small-cap companies are companies that have a market capitalization at the time of purchase less than or equal to the largest company in the Russell 2000 Index ($5.8 billion as of June 30, 2013) or less than or equal to the largest company expected to be included in the Russell 2000 Index after its next scheduled reconstitution.

The Fund’s investment advisor determines the tactical allocation of the Fund’s assets and uses returns-based and holdings-based style analysis tools to assess the tactical weightings. The tactical allocations may be based on one or more factors, such as investment style (e.g., growth or market capitalization, industry sector or security valuation measure (e.g., price/earnings ratio). Once the Advisor determines the tactical allocations, the sub-advisor builds a portfolio in accordance with the investment advisor’s allocation instructions. The sub-advisor uses quantitative analytical tools to construct a portfolio for the Fund.

The sub-advisor invests in a representative sample of securities which are included in the Fund’s benchmark index (Russell 2000 Index) or another index of small-capitalization companies, weighted to reflect the Advisor’s growth and value tactical allocations. The return for each of the growth and value portions of the portfolio are intended to correlate closely with the return for the corresponding growth and value components of the applicable benchmark. The sub-advisor will use its proprietary quantitative analytical tools to rebalance the portfolio and to make buy and sell decisions on individual securities. There is no assurance that the sub-advisor’s investment performance will equal or approximate that of the benchmark index.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Asset Allocation Risk
•	Company Size Risk
•	Growth Investing Risk
•	Liquidity Risk
•	Stock Market Risk
•	Value Investing Risk

WILMINGTON SMALL-CAP GROWTH FUND

Investment Goal

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies of the Fund

The Fund’s investment advisor purchases stocks of smaller companies that the investment advisor believes have the potential to achieve substantial long-term earnings growth and shareholder value. The Fund’s investment advisor employs a quantitative model to assist it in identifying potential investments, and uses an equity risk modeling tool to construct the Fund’s portfolio. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities of U.S. small cap companies. Equity securities include common and preferred stocks, as well as convertible securities.

“Small cap companies” are defined as companies with market capitalizations at the time of purchase similar to companies in the S&P SmallCap 600 Index or the Russell 2000 Index. The Fund’s investment adviser will apply the definition at the time of initial investment, and the Fund will not be required to sell (or be precluded from adding to) a pre-existing investment because a company’s market capitalization has grown or reduced outside the market capitalization range of the indexes. As of June 30, 2013, the market capitalization of companies in the S&P SmallCap 600 Index ranged from $95 million to $3.4 billion, and the market capitalization of companies in the Russell 2000 Index ranged from $23 million to $5.8 billion. The capitalization ranges of the indexes are subject to frequent change, and the indexes are re-balanced and reconstituted periodically. Thus, the applicable range of market capitalizations defining small cap companies at time of purchase and the companies in the indexes will likely differ from the ranges and constituent companies at June 30, 2013.

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Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•	Active Trading Risk
•	Company Size Risk
•	Growth Investing Risk
•	Information Risk
•	Stock Market Risk

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

Investment Goal

The Fund seeks to provide long-term capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing substantially all, but under normal circumstances not less than 80% of the value of its net assets in a diversified portfolio of foreign securities, including common stocks, preferred stocks, convertible securities, emerging markets securities and exchange-traded funds (ETFs). Some of the foreign securities may be from emerging markets. The Fund invests primarily in the equity markets listed in the Morgan Stanley Capital International All Country World Index ex US (“MSCI ACWI ex-US Net”) Index, the benchmark against which the Fund measures the performance of its portfolio. The Fund may also invest in foreign forward currency contracts to achieve allocation strategies. The Fund’s investment advisor, Wilmington Funds Management Corporation (“WFMC” or “Advisor”), seeks to achieve the Fund’s investment goal by allocating the Fund’s assets (in an arrangement known as a multi-manager structure) among a number of sub-advisors with experience in managing international investment strategies. WFMC engages Wilmington Trust Investment Advisors, Inc. (“WTIA”) to assist in the identification and selection of sub-advisors and in the portfolio construction process.

The Advisor and WTIA utilize a blended style of investing by allocating and reallocating for investment management purposes, varying portions of the portfolio between the Fund’s sub-advisors.

Each sub-advisor has complete discretion to invest its portion of the Fund’s assets as it deems appropriate within the constraints of the Fund’s investment goal, strategies and restrictions. A sub-advisor may sell (or close a position in) a security when it determines that a particular security has reached a target price or target yield, or that the reasons for maintaining that position are no longer valid.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•	Asset Allocation Risk
•	Currency Risk
•	Emerging Market Countries Risk
•	Exchange Traded Funds (ETFs) Risk
•	Foreign Investing Risks
•	Forward Currency Exchange Contract Risk
•	Growth Investing Risk
•	Multi-Manager Risk
•	Stock Market Risk
•	Value Investing Risk

WILMINGTON MULTI-MANAGER ALTERNATIVES FUND

Investment Goal

The Fund seeks to achieve long-term growth of capital through consistent returns from investments that have a low correlation to traditional asset classes.

Principal Investment Strategies of the Fund

The Fund’s investment advisor, Wilmington Funds Management Corporation (“WFMC” or “Advisor”), seeks to achieve the Fund’s investment goal by allocating the Fund’s assets (in an arrangement known as a multi-manager structure) among a number of sub-advisors with experience in managing alternative or non-traditional investment strategies. WFMC engages Wilmington Trust Investment Advisors, Inc. (“WTIA”) to assist in the identification and selection of sub-advisors and in the portfolio construction process.

WTIA determines the Fund’s asset allocation among the different sub-advisors. When making these allocation decisions, WTIA considers, among other things, the current macroeconomic outlook, relative valuation levels and volatility in the equity, fixed income and commodities markets, market flows and market liquidity, and information relating to business cycles. The sub-advisors may use one or a combination of the following investment strategies:

•	Commodities: A commodities strategy seeks exposure to the performance of the commodities markets and/or exposure to a long/short strategy that is based on commodity trends.

•

Convertible Arbitrage: A convertible arbitrage strategy seeks to take advantage of pricing inefficiencies of the embedded option in a convertible bond. To implement a convertible arbitrage strategy, a sub-advisor may purchase a portfolio of convertible bonds, and hedge a portion of the equity risk, interest rate and credit risk of the bonds by selling the underlying common stock short.

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ADDITIONAL INFORMATION ABOUT INVESTMENT GOALS, STRATEGIES AND RISKS OF THE FUNDS AND THE UNDERLYING FUNDS

•

Event-Driven: An event-driven strategy seeks to profit from potential mispricings of securities related to a specific corporate or market event, such as mergers, bankruptcies, financial or operational stress, restructurings, asset sales, recapitalizations, spin-offs, litigation, regulatory and legislative changes as well as other types of corporate events.

•	Long-Only: A long-only strategy seeks to profit from investing in securities that are expected to appreciate in value.

•	Long/Short Equity: A long/short equity strategy typically seeks to profit from investing on both the long and short sides of equity market.

•

Long/Short Credit, Fixed Income and Distressed Debt: Long/short credit, fixed income, and distressed debt strategies typically focus primarily in debt securities of domestic and foreign (including emerging market) governments, government-related agencies, and companies, of all maturities and credit qualities, including corporate bonds, bank loans and distressed debt, and mortgage-backed securities. Typical credit related investment strategies involve a long/short or event-driven style similar to those described above in “Event-Driven” and “Long/Short Equity.”

•	Long/Short Foreign Currency: A long/short foreign currency strategy typically seeks to profit from investing in positions on both the long and short sides of major foreign currencies.

•

Market Neutral: A market neutral strategy seeks to keep exposure to overall market risk very low by combining long and short equity positions. To implement a market neutral strategy, a sub-advisor typically takes long positions in stocks that it believes are undervalued and takes short positions in stocks that it believes are overvalued.

•

Merger Arbitrage: A merger arbitrage strategy is a form of an event-driven strategy. A sub-advisor implementing a merger arbitrage strategy typically invests simultaneously in long and short positions in both companies involved in a merger or acquisition. A sub-advisor typically purchases the stock of the acquired company and shorts the stock of the acquiring company.

•

Pairs Trading: A pairs trading strategy typically seeks to match a long position with a short position in two securities of the same sector. Certain securities, often competitors in the same sectors, are some times correlated in their day to day price movements. If the performance link breaks down, i.e. one stock trades up while the other trades down, a sub-advisor may sell the outperforming stock and buy the underperforming one, based on the assumption that the “spread” between the two would eventually converge.

The sub-advisors implement the various investment strategies by investing in a wide variety of securities and financial instruments available in both U.S. and non-U.S.

markets. The sub-advisors may invest the Fund’s assets in the following securities and financial instruments: convertible securities; debt securities of any credit quality and maturity, including non-investment grade securities (“junk bonds”); derivatives, including commodity-linked derivatives, credit or equity-linked instruments, forward contracts, futures, options, options on futures, structured notes and swap agreements; equity securities; exchange traded notes (“ETNs”); investment companies, including exchange-traded funds (“ETFs”); master limited partnerships (“MLPs”); mortgage backed and asset backed securities; other pooled investment vehicles; preferred stock; and repurchase agreements. WFMC and WTIA may directly invest a portion of the Fund’s assets.

Each sub-advisor has complete discretion to invest its portion of the Fund’s assets as it deems appropriate within the constraints of the Fund’s investment goal, strategies and restrictions. A sub-advisor may sell (or close a position in) a security when it determines that a particular security has reached a target price or target yield, or that the reasons for maintaining that position are no longer valid. The Fund may engage in active and frequent trading as part of its principal investment strategy.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Active Trading Risk
•	Arbitrage Risk
•	Asset Allocation Risk
•	Commodity-Linked Derivative Investment Risk
•	Commodity Tax Risk
•	Convertible Securities Risk
•	Counterparty Risk
•	Credit Default Swap Risk
•	Credit Risk
•	Derivative Securities Risk
•	Distressed Securities Risk
•	Exchange Traded Funds (ETFs) Risk
•	Exchange Traded Notes (ETNs) Risk
•	Event-Driven Trading Risk
•	Foreign Investing Risk
•	Forward Currency Exchange Contract Risk
•	Information Risk
•	Interest Rate Risk
•	Leverage Risk
•	Liquidity Risk
•	MLPs Risk
•	Mortgage-Backed and Asset-Backed Securities Risk
•	Multi-Manager Risk
•	Natural Resources Risk
•	Non-Investment Grade Securities (Junk Bonds) Risk
•	Options and Futures Risk
•	OTC Trading Risk
•	Preferred Stocks Risk

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•	Prepayment Risk
•	Repurchase Agreements Risk
•	Short Sale Risk
•	Stock Market Risk
•	Structured Note Risk
•	Swap Agreement Risk
•	Underlying Funds’ Risk
•	Valuation Risk

WILMINGTON MULTI-MANAGER REAL ASSET FUND

Investment Goal

The Fund seeks to achieve long-term preservation of capital with current income.

Principal Investment Strategies of the Fund

The Fund, under normal circumstances, invests at least 80% of the value of its net assets in “real return” assets consisting of (i) inflation- protected debt securities, (ii) real estate-related securities, and (iii) commodity/natural resource-related securities.

The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

The Fund will invest in real estate companies, such as real estate investment trusts (“REITs”) that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry. The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry.

In order to gain exposure to the commodities markets without investing directly in physical commodities, the Fund invests in investment companies, exchange traded funds (“ETFs”), structured notes, futures contracts, forward currency exchange contracts, currency futures and swap agreements. The Fund’s anticipated use structured notes, futures contracts, forward currency exchange contracts, currency futures and swap agreements is expected to be frequent and may at times be substantial. The Fund may also invest in common stocks, preferred stocks and convertible securities of issuers in commodity-related industries to gain exposure to the commodities markets.

The investment advisor, Wilmington Funds Management Corporation (“WFMC”), determines the Fund’s asset alloca-

tion among the “real return” assets. WFMC anticipates allocating approximately 20%-80% to inflation-protected debt securities, 0%-60% to real estate-related securities and 0%-40% to commodity/natural resource-related securities. The allocations and/or actual holdings will vary from time to time.

The Fund utilizes a multi-manager strategy in which WFMC allocates the Fund’s assets among a number of sub-advisors, or invests directly (up to 60% of the Fund’s net assets) in ETFs. Subject to the supervision of WFMC, each sub-advisor acts independently from the others and utilizes its own distinct investment style in buying and selling securities within the constraints of the Fund’s investment goal, strategies and restrictions. The Fund may invest up to 55% of its assets in foreign securities.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Asset Allocation Risk
•	Commodity-Related Risk
•	Commodity Tax Risk
•	Credit Risk
•	Exchange Traded Funds (ETFs) Risk
•	Foreign Investing Risks
•	Forward Currency Exchange Contract Risk
•	Futures Contracts Risk
•	Inflation-Indexed Securities’ Risk
•	Interest Rate Risk
•	Leverage Risk
•	Liquidity Risk
•	Mortgage-Backed and Asset-Backed Securities Risk
•	Multi-Manager Risk
•	Natural Resources Risk
•	Prepayment Risk
•	Real Estate-Related Risk
•	Stock Market Risk
•	Structured Note Risk
•	Swap Agreement Risk
•	Underlying Funds’ Risk

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND

Investment Goal

The Fund seeks a high level of total return consistent with a conservative level of risk relative to the other Wilmington Strategic Allocation Funds.

Principal Investment Strategies of the Fund

The Fund pursues its investment goal by allocating its investments among fixed income securities, equity securities and other assets in an effort to achieve a high level of total

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ADDITIONAL INFORMATION ABOUT INVESTMENT GOALS, STRATEGIES AND RISKS OF THE FUNDS AND THE UNDERLYING FUNDS

return consistent with a conservative level of risk relative to the other Wilmington Strategic Allocation Funds. The Fund invests, directly and indirectly, in a broad combination of fixed-income and equity securities, and other assets. The Fund invests directly by buying individual equity and fixed income securities, including exchange-traded notes. The Fund invests indirectly by buying shares of other funds, some of which are managed by the investment advisor and some of which are not (Underlying Funds). Underlying Funds may include open-end, closed-end and exchange-traded funds (ETFs). The investment advisor will vary, from time to time, the amount of assets that is allocated among equity and fixed income investments, and among individual securities and Underlying Funds, in an attempt to achieve the Fund’s investment goal, based upon the investment advisor’s view of economic conditions. The Fund will not acquire more than 25% of the outstanding voting securities of any Underlying Fund.

The Fund anticipates that generally, it will maintain the following allocations, although the Fund is not required to maintain exposure to any particular asset class or investment style. The following allocation ranges are approximate and may be exceeded from time to time:

•	allocating 0-40% of fund assets to global equity securities;

•	allocating 45-90% of fund assets to global fixed income securities;

•	allocating 10%-60% of fund assets to non-traditional investments; and

•	allocating 0%-10% of fund assets to cash and cash equivalents.

Underlying Funds may invest in any industry or business, and in any country, region or market. An Underlying Fund may invest in any type of equity security (common, preferred or convertible) and in any capitalization range (e.g., micro-, small-, mid-, large- or mega-cap), and may employ any investment style (e.g., growth, value, core). An Underlying Fund may invest in any type of fixed income security (e.g., corporate, government, asset-backed, mortgage backed, and zero-coupon securities), including fixed rate, variable rate, inflation-indexed and floating rate debt (including bank loans), with any maturity (e.g., short-term, intermediate-term or long-term), secured or unsecured, and with any credit quality or rating (e.g., investment grade, high yield (“junk”)). The Fund may make non-traditional investments through Underlying Funds that invest in real estate assets, commodity–related assets and natural resources, infrastructure assets and hedge fund strategies, and through investments in exchange-traded notes that are linked, directly or indirectly, to real estate, commodities, natural resources, infrastructure assets and hedge fund strategies. The investment advisor may invest directly in equity and fixed income securities of the same types and with the same terms and features as described above for Underlying

Funds, other than with respect to hedge fund strategies, real estate, and commodities. The investment advisor anticipates that generally, it will make direct investments in securities in domestic markets and on domestic exchanges, although it may invest directly in foreign markets. Within the parameters described above (and subject to any other applicable limitations), the investment advisor may favor particular asset classes, investment styles, types and qualities of securities, geographic regions, markets and industries.

When making allocation decisions, the investment advisor considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. This data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends relating to trade balances and labor information. While the investment advisor performs these analyses on a daily basis, material shifts in asset class exposures typically take place over longer periods of time. The investment advisor will adjust the Fund’s asset mix based on its analysis of the relative attractiveness and risk of stocks, bonds and nontraditional investments in connection with economic, financial and other market trends.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•	Asset Allocation Risk
•	Commodity-Related Risk
•	Company Size Risk
•	Credit Risk
•	Exchange Traded Funds (ETFs) Risk
•	Exchange Traded Notes (ETNs) Risk
•	Foreign Investing Risk
•	Hedge Fund Strategies’ Risk
•	Inflation-Indexed Securities’ Risk
•	Infrastructure Assets Risk
•	Interest Rate Risk
•	Natural Resources Risk
•	Non-Investment Grade Securities (Junk Bonds) Risk
•	Real Estate-Related Risk
•	Stock Market Risk
•	Underlying Funds’ Risk

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WILMINGTON STRATEGIC ALLOCATION MODERATE FUND

Investment Goal

The Fund seeks a high level of total return consistent with a moderate level of risk relative to the other Wilmington Strategic Allocation funds.

Principal Investment Strategies of the Fund

The Fund pursues its investment goal by allocating its investments among fixed income securities, equity securities and other assets in an effort to achieve a high level of total return consistent with a moderate level of risk relative to the other Wilmington Strategic Allocation funds. The Fund invests, directly and indirectly, in a broad combination of fixed-income and equity securities, and other assets. The Fund invests directly by buying individual equity and fixed income securities, including exchange-traded notes. The Fund invests indirectly by buying shares of other funds, some of which are managed by the investment advisor and some of which are not (Underlying Funds). Underlying Funds may include open-end, closed-end and exchange-traded funds (ETFs). The investment advisor will vary, from time to time, the amount of assets that is allocated among equity and fixed income investments, and among individual securities and Underlying Funds, in an attempt to achieve the Fund’s investment goal, based upon the investment advisor’s view of economic conditions. The Fund will not acquire more than 25% of the outstanding voting securities of any Underlying Fund.

The Fund anticipates that generally, it will maintain the following allocations, although the Fund is not required to maintain exposure to any particular asset class or investment style. The following allocation ranges are approximate and may be exceeded from time to time:

•	allocating 25%-60% of fund assets to global equity securities;

•	allocating 0%-65% of fund assets to global fixed income securities;

•	allocating 10%-50% of fund assets to non-traditional investments; and

•	allocating 0%-10% of fund assets to cash and cash equivalents.

Underlying Funds may invest in any industry or business, and in any country, region or market. An Underlying Fund may invest in any type of equity security (common, preferred or convertible) and in any capitalization range (e.g., micro-, small-, mid-, large- or mega-cap), and may employ any investment style (e.g., growth, value, core). An Underlying Fund may invest in any type of fixed income security (e.g., corporate, government, asset-backed, mortgage-

backed and zero-coupon securities), including fixed rate, variable rate, inflation-indexed and floating rate debt (including bank loans), with any maturity (e.g., short-term, intermediate-term or long-term), secured or unsecured, and with any credit quality or rating (e.g., investment grade, high yield (“junk”). The Fund may make non-traditional investments through Underlying Funds that invest in real estate assets, commodity–related assets and natural resources, infrastructure assets and hedge fund strategies, and through investments in exchange-traded notes that are linked, directly or indirectly, to real estate, commodities, natural resources, infrastructure assets and hedge fund strategies. The Advisor may invest directly in equity and fixed income securities of the same types and with the same terms and features as described above for Underlying Funds, other than with respect to hedge fund strategies, real estate, and commodities. The investment advisor anticipates that generally, it will make direct investments in securities in domestic markets and on domestic exchanges, although it may invest directly in foreign markets. Within the parameters described above (and subject to any other applicable limitations), the Advisor may favor particular asset classes, investment styles, types and qualities of securities, geographic regions, markets and industries.

When making allocation decisions, the investment advisor considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. This data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends relating to trade balances and labor information. While the investment advisor performs these analyses on a daily basis, material shifts in asset class exposures typically take place over longer periods of time. The investment advisor will adjust the Fund’s asset mix based on its analysis of the relative attractiveness and risk of stocks, bonds and non-traditional investments in connection with economic, financial and other market trends.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•	Asset Allocation Risk
•	Commodity-Related Risks
•	Company Size Risk
•	Credit Risk
•	Exchange Traded Funds (ETFs) Risk
•	Exchange Traded Notes (ETNs) Risk
•	Foreign Investing Risks
•	Hedge Fund Strategies’ Risks

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•	Infrastructure Assets Risk
•	Inflation-Indexed Securities’ Risks
•	Interest Rate Risk
•	Natural Resources Risks
•	Non-Investment Grade Securities (Junk Bonds) Risk
•	Real Estate-Related Risks
•	Stock Market Risk
•	Underlying Funds’ Risk

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND

Investment Goal

The Fund seeks a high level of total return consistent with an aggressive level of risk relative to the other Wilmington Strategic Allocation Funds.

Principal Investment Strategies of the Fund

The Fund pursues its investment goal by allocating its investments among fixed income securities, equity securities and other assets in an effort to achieve a high level of total return consistent with an aggressive level of risk relative to the other Wilmington Strategic Allocation Funds. The Fund invests, directly and indirectly, in a broad combination of fixed-income and equity securities, and other assets. The Fund invests directly by buying individual equity and fixed income securities, including exchange-traded notes. The Fund invests indirectly by buying shares of other funds, some of which are managed by the investment advisor and some of which are not (Underlying Funds). Underlying Funds may include open-end, closed-end and exchange-traded funds (ETFs). The investment advisor will vary, from time to time, the amount of assets that is allocated among equity and fixed income investments, and among individual securities and Underlying Funds, in an attempt to achieve the Fund’s investment goal, based upon the investment advisor’s view of economic conditions. The Fund will not acquire more than 25% of the outstanding voting securities of any Underlying Fund.

The Fund anticipates that generally, it will maintain the following allocations, although the Fund is not required to maintain exposure to any particular asset class or investment style. The following allocation ranges are approximate and may be exceeded from time to time:

•	allocating 65%-90% of fund assets to global equity securities;

•	allocating 0%-10% of fund assets to global fixed income securities;

•	allocating 10%-50% of fund assets to non-traditional investments; and

•	allocating 0%-10% of fund assets to cash and cash equivalents.

Underlying Funds may invest in any industry or business, and in any country, region or market. An Underlying Fund may invest in any type of equity security (common, preferred or convertible) and in any capitalization range (e.g., micro-, small-, mid-, large- or mega-cap), and may employ any investment style (e.g., growth, value, core). An Underlying Fund may invest in any type of fixed income security (e.g., corporate, government, asset-backed, mortgage backed, and zero-coupon securities), including fixed rate, variable rate, inflation-indexed and floating rate debt (including bank loans), with any maturity (e.g., short-term, intermediate-term or long-term), secured or unsecured, and with any credit quality or rating (e.g., investment grade, high yield (“junk”)). The Fund may make non-traditional investments through Underlying Funds that invest in real estate assets, commodity–related assets and natural resources, infrastructure assets and hedge fund strategies, and through investments in exchange-traded notes that are linked, directly or indirectly, to real estate, commodities, natural resources, infrastructure assets and hedge fund strategies. The investment advisor may invest directly in equity and fixed income securities of the same types and with the same terms and features as described above for Underlying Funds, other than with respect to hedge fund strategies, real estate, and commodities. The investment advisor anticipates that generally, it will make direct investments in securities in domestic markets and on domestic exchanges, although it may invest directly in foreign markets. Within the parameters described above (and subject to any other applicable limitations), the investment advisor may favor particular asset classes, investment styles, types and qualities of securities, geographic regions, markets and industries.

When making allocation decisions, the investment advisor considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. This data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends relating to trade balances and labor information. While the investment advisor performs these analyses on a daily basis, material shifts in asset class exposures typically take place over longer periods of time. The investment advisor will adjust the Fund’s asset mix based on its analysis of the relative attractiveness and risk of stocks, bonds and nontraditional investments in connection with economic, financial and other market trends.

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Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•	Asset Allocation Risk
•	Commodity-Related Risk
•	Company Size Risk
•	Credit Risk
•	Exchange Traded Funds (ETFs) Risk
•	Exchange Traded Notes (ETNs) Risk
•	Foreign Investing Risk
•	Hedge Fund Strategies’ Risk
•	Inflation-Indexed Securities’ Risk
•	Infrastructure Assets Risk
•	Interest Rate Risk
•	Natural Resources Risk
•	Non-Investment Grade Securities (Junk Bonds) Risk
•	Real Estate-Related Risk
•	Stock Market Risk
•	Underlying Funds’ Risk

WILMINGTON INTERMEDIATE-TERM BOND FUND

Investment Goal

The Fund seeks to provide current income and secondarily, capital growth.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing primarily in U.S. investment grade corporate and government fixed income securities, including mortgage and asset backed securities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in fixed income securities. The Fund’s investment advisor will select investment grade fixed income securities and unrated securities determined to be of comparable quality, but also may invest up to 15% of the Fund’s total assets in lower-rated debt securities (“junk bonds”). The Fund normally invests in securities with intermediate maturities, and the Fund seeks to maintain a weighted average maturity of three to five years. However, the Fund has no maturity restrictions on individual issues, and the weighted average maturity of the Fund’s portfolio will vary within a range of three to five years depending on market conditions.

In selecting securities for the Fund, the investment advisor considers a security’s credit quality, capital appreciation potential, maturity and yield to maturity. The investment advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decrease in interest rates.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•	Active Trading Risk
•	Call Risk
•	Credit Risk
•	Interest Rate Risk
•	Liquidity Risk
•	Mortgage-Backed and Asset-Backed Securities Risk
•	Non-Investment Grade Securities (Junk Bonds) Risk
•	Prepayment Risk

WILMINGTON BROAD MARKET BOND FUND

Investment Goal

The Fund seeks to provide current income and secondarily, capital growth.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing primarily in U.S. investment grade corporate and government fixed income securities, including mortgage and asset backed securities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in fixed income securities. The Fund’s investment advisor will generally select investment grade fixed income securities and unrated securities determined to be of comparable quality, but also may invest up to 15% of the Fund’s total assets in lower-rated debt securities (“junk bonds”). The Fund seeks to maintain a dollar-weighted average maturity of four to ten years. However, the dollar-weighted average maturity of the Fund’s investments will vary depending on market conditions.

In selecting securities for the Fund, the investment advisor considers a security’s credit quality, capital appreciation potential, maturity and yield to maturity. The investment advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decrease in interest rates.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•	Active Trading Risk
•	Call Risk
•	Credit Risk
•	Interest Rate Risk
•	Liquidity Risk

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•	Mortgage-Backed and Asset-Backed Securities Risk
•	Non-Investment Grade Securities (Junk Bonds) Risk
•	Prepayment Risk

WILMINGTON SHORT-TERM CORPORATE BOND FUND

Investment Goal

The Fund seeks to provide current income.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in U.S. corporate fixed income securities. The Fund’s investment advisor will select investment grade securities and unrated securities determined to be of comparable quality, but also may invest up to 15% of the Fund’s total assets in lower-rated debt securities (junk bonds). The Fund also invests in a range of U.S. government securities, including mortgage and asset-backed securities. For purposes of the Fund’s 80% investment policy, U.S. corporate fixed income securities may include corporate asset-backed securities. The Fund seeks to maintain a weighted average maturity of no more than three years. However, the weighted average maturity of the Fund’s portfolio will vary within a range of zero to three years depending on market conditions.

In selecting securities for the Fund, the investment advisor considers a security’s capital appreciation potential, maturity and yield to maturity. The investment advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decline in interest rates.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•	Active Trading Risk
•	Call Risk
•	Credit Risk
•	Interest Rate Risk
•	Liquidity Risk
•	Mortgage-Backed and Asset-Backed Securities Risk
•	Non-Investment Grade Securities (Junk Bonds) Risk
•	Prepayment Risk

WILMINGTON SHORT DURATION GOVERNMENT BOND FUND

Investment Goal

The Fund seeks to provide current income and secondarily, preservation of capital.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal, by normally investing substantially all, but under normal circumstances no less than 80%, of the value of its net assets in a diversified portfolio of debt obligations issued or supported as to principal and interest by the U.S. government or its agencies and instrumentalities including mortgage backed securities, asset backed securities, variable and floating rate securities, zero coupon securities, and in repurchase agreements backed by such securities. Certain mortgage backed securities, including adjustable rate mortgage securities (“ARMs”) and collateralized mortgage obligations (“CMOs”) are included within the definition of “U.S. government securities.” The Fund expects to maintain a duration of less than three years under normal market conditions.

The Fund intends to invest in the securities of U.S. government-sponsored entities (“GSEs”), including GSE securities that are not backed by the full faith and credit of the United States government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in some GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation (“FICO”).

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•	Active Trading Risk
•	Call Risk
•	Credit Risk
•	Interest Rate Risk
•	Liquidity Risk
•	Mortgage-Backed and Asset-Backed Securities Risk
•	Prepayment Risk

WILMINGTON MUNICIPAL BOND FUND

Investment Goal

The Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

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Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in municipal securities that provide interest exempt from federal income tax. However, the income on there securities may be subject to the federal alternative minimum tax (“AMT”). The Fund may also invest up to 20% of its assets in other types of fixed income securities that provide income that is subject to federal income tax. The Fund generally invests in securities rated in the top four categories by a rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) or if unrated, determined by the investment advisor to be of comparable quality. The Fund seeks to maintain a weighted average maturity of three to ten years. However, the Fund has no maturity restrictions on individual issues, and the weighted average maturity of the Fund’s portfolio will vary depending on market conditions.

The Fund may invest more than 25% of its assets in securities relating to one political subdivision, such as any state or U.S. territory. The Fund may focus its investments in sectors of the municipal securities market, such as healthcare or housing. There are no limitations on the Fund’s investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

In selecting securities, the Fund’s investment advisor focuses on credit analysis, the relative values of different sectors of the market, geographic diversity and securities with different and potentially advantageous structures. The investment advisor seeks to construct a portfolio with substantially the same interest rate exposure as the Fund’s benchmark, and does not select securities based on forecasts of interest rates.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Call Risk
•	Credit Risk
•	Interest Rate Risk
•	Liquidity Risk
•	Prepayment Risk
•	Sector Focus Risk
•	Tax Risk

WILMINGTON MARYLAND MUNICIPAL BOND FUND

Investment Goal

The Fund seeks to provide current income that is exempt from both federal and Maryland state and local income taxes.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal, under normal circumstances, by investing its net assets so that at least 80% of the income it distributes will be exempt from federal regular income tax and personal income tax imposed by the State of Maryland and Maryland municipalities. However, the income on these securities may be subject to the federal alternative minimum tax (“AMT”). The Fund is non-diversified, which means it can invest a larger percentage of assets in a small number of issuers. The Fund seeks to maintain a weighted average maturity of three to ten years. However, the Fund has no maturity restrictions on individual issues, and the weighted average maturity of the Fund’s portfolio will vary depending on market conditions.

In selecting securities, the Fund’s investment advisor focuses on credit analysis, the relative values of different sectors of the market, geographic diversity and securities with different and potentially advantageous structures. The investment advisor seeks to construct a portfolio with substantially the same interest rate exposure as the Fund’s benchmark, and does not select securities based on forecasts of interest rates.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•	Call Risk
•	Credit Risk
•	Interest Rate Risk
•	Liquidity Risk
•	Maryland Investment Risk
•	Non-Diversification Risk
•	Tax Risk

WILMINGTON NEW YORK MUNICIPAL BOND FUND

Investment Goal

The Fund seeks to provide current income that is exempt from both federal and New York personal income taxes.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal, under normal circumstances, by investing its net assets so that at least 80% of the income it distributes will be exempt from federal regular income tax and personal income tax imposed by the State of New York and New York municipalities. However, the income on these securities may be subject to the federal alternative minimum tax (“AMT”). The Fund is non-diversified, which means it can invest a larger percentage of assets in a small number of issuers. The Fund

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seeks to maintain a weighted average maturity of three to ten years. However, the Fund has no maturity restrictions on individual issues, and the weighted average maturity of the Fund’s portfolio will vary depending on market conditions.

In selecting securities, the Fund’s investment advisor focuses on credit analysis, the relative values of different sectors of the market, geographic diversity and securities with different and potentially advantageous structures. The investment advisor seeks to construct a portfolio with substantially the same interest rate exposure as the Fund’s benchmark, and does not select securities based on forecasts of interest rates.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•	Call Risk
•	Credit Risk
•	Interest Rate Risk
•	Liquidity Risk
•	New York Investment Risk
•	Non-Diversification Risk
•	Tax Risk

WILMINGTON PRIME MONEY MARKET FUND

Investment Goal

The Fund seeks to provide current income while maintaining liquidity and stability of principal.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund seeks to achieve its investment goal by investing at least 80% of the value of its net assets in money market instruments comprising a diversified portfolio of high quality, short-term debt obligations issued by the U.S. government and its agencies, corporations, and repurchase agreements secured by these obligations.

In selecting securities for the Fund, the investment advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund. In addition, the Fund may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Fund’s securities must have remaining maturities of 397 days or less, and the Fund must have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•	Credit Risk
•	Interest Rate Risk

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

Investment Goal

The Fund seeks to provide current income while maintaining liquidity and stability of principal.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund seeks to achieve its investment goal by investing at least 80% of the value of its net assets in money market instruments comprising a diversified portfolio of high quality, short-term debt obligations issued by the U.S. Government, and its agencies and repurchase agreements secured by these obligations.

In selecting securities for the Fund, the investment advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund. In addition, the Fund may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Fund’s securities must have remaining maturities of 397 days or less, and the Fund must have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•	Credit Risk
•	Interest Rate Risk

WILMINGTON U.S. TREASURY MONEY MARKET FUND

Investment Goal

The Fund seeks to provide current income while maintaining liquidity and stability of principal.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund seeks to achieve its investment goal by investing at least 80% of the value of its net assets in money market instruments comprising a

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diversified portfolio of high quality, short-term debt obligations issued by the U.S. government and repurchase agreements secured by these obligations.

In selecting securities for the Fund, the investment advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund. In addition, the Fund may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Fund’s securities must have remaining maturities of 397 days or less, and the Fund must have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•	Interest Rate Risk

WILMINGTON TAX-EXEMPT MONEY MARKET FUND

Investment Goal

The Fund seeks to provide current income that is exempt from federal income taxes while maintaining liquidity and stability of principal.
Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing in high-quality, short-term municipal money market instruments, including variable rate debt instruments, that pay interest exempt from federal income tax. The issuers of these securities may be state and local governments and agencies located in any of the 50 states, the District of Columbia, Puerto Rico, and other U.S. territories and possessions. The Fund maintains a fundamental policy that, under normal circumstances, it will invest its net assets so that at least 80% of income it distributes will be exempt from federal income tax, including the federal alternative minimum tax (“AMT”).

In selecting securities for the Fund, the investment advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund. In addition, the Fund may only purchase securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Fund’s securities must have remaining maturities of 397 days or less, and the Fund must have a dollar-weighted average maturity of 60 days or less and a dollar - weighted coverage life of 120 days or less.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•	Credit Risk
•	Interest Rate Risk
•	Tax Risk

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PRINCIPAL SECURITIES OF THE FUNDS

Principal Securities of the Funds

Equity Funds:

•	Equity Securities
•	Common Stocks
•	Preferred Stocks
•	Convertible Securities
•	Foreign Securities

Asset Allocation Funds:

•	Equity Securities
•	Common Stocks
•	Preferred Stocks
•	Convertible Securities
•	Fixed Income Securities
•	ETFs
•	ETNs
•	Treasury Securities
•	Agency Securities
•	Corporate Debt Securities
•	Mortgage Backed Securities
•	Foreign Securities
•	Derivative Contracts
•	Short Sales
•	Swap Agreements
•	Investing in Securities of Other Investment Companies

Fixed Income Funds:

•	Fixed Income Securities
•	U.S. Government Securities
•	Mortgage Backed Securities
•	Asset Backed Securities
•	Municipal Securities
•	Tax-Exempt Securities

Multi-Manager Real Asset Fund

•	Equity Securities
•	Common Stocks
•	Preferred Stocks
•	Convertible Securities
•	Fixed Income Securities
•	Structured Notes
•	Treasury Securities
•	Agency Securities
•	Corporate Debt Securities
•	Inflation-Indexed Debt Securities
•	Commodities
•	Real Estate-Related Securities
•	REITS
•	Mortgage Backed Securities
•	Foreign Securities
•	ETFs
•	Derivative Contracts
•	Forward Currency Exchange Contracts
•	Natural Resources Securities
•	Short Sales
•	Swap Agreements
•	Investing in Securities of Other Investment Companies

Alternatives Fund

•	Equity Securities
•	Common Stocks
•	Preferred Stocks
•	Convertible Securities
•	Foreign Securities
•	Fixed Income Securities
•	Structured Notes
•	Corporate Debt Securities
•	Non-Investment Grade Securities (Junk Bonds)
•	ETFs
•	Exchange-Traded Notes (“ETNs”)
•	Derivative Contracts
•	Forward Currency Exchange Contracts
•	Short Sales
•	Natural Resources Securities
•	Swap Agreements
•	Credit Default Swaps
•	Repurchase Agreements
•	Investing in Securities of Other Investment Companies
•	Mortgage-Backed Securities
•	Asset-Backed Securities
•	Commodity-Linked Derivatives
•	Master Limited Partnerships

Money Market Funds

•	Fixed Income Securities
•	Treasury Securities
•	Agency Securities
•	Corporate Debt Securities
•	Commercial Paper
•	Tax-Exempt Securities
•	Municipal Notes
•	Variable Rate Demand Notes
•	Repurchase Agreements

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Principal Securities of the Funds

The following list is a description of the principal securities in which the Funds may invest. More information on the principal and acceptable investments of the Funds is contained in the Funds’ Statement of Additional Information (“SAI”).

Equity Securities

Equity securities (“stocks”) represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the principal types of equity securities in which certain Funds may invest.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may also treat such redeemable preferred stock as a fixed income security.

Foreign Securities

Foreign securities are securities of issuers based outside the United States. An issuer is considered to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•

it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Fixed Income Securities

Fixed income securities (“bonds”) pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities. A security’s yield measures the annual income earned on a security as a percentage of its price.

A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields. The following describes the principal types of fixed income securities in which a Fund may invest.

U.S. Government Securities

U.S. Government securities generally consist of Treasury securities and agency securities. Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

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Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Mortgage Backed Securities

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments on to the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and prepayments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”)

CMOs, including interests in real estate mortgage investment conduits (“REMICs”), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and interest rate risks for each CMO class.

Asset Backed Securities

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass-through certificates. Asset backed securities have prepayment risks.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

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Commercial Paper

Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Advisor usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Convertible Securities

Convertible securities are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows a Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a Fund may hold fixed income securities that are convertible into Shares of common stock at a conversion price of $10 per share. If the market value of the Shares of common stock reached $12, a Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment. A Fund may invest in convertible securities rated below investment grade. See “Risks Associated with Non-Investment Grade Securities” herein.

International Equity Fund, Mid Cap Growth Fund and Large Cap Growth Fund treat convertible securities as both fixed income and equity securities for purposes of their investment policies and limitations, because of their unique characteristics.

Municipal Securities

Municipal securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax-exempt securities by their source of repayment.

Municipal Leases

Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.

A Fund may invest in securities supported by pools of municipal leases. The most common type of lease backed securities are certificates of participation (“COPs”). However, a Fund may also invest directly in individual leases.

Tax-Exempt Securities

Tax-exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment. Interest income on such securities may be subject to the federal alternative minimum tax (“AMT”) for individuals and corporations.

General Obligation Bonds

General obligation bonds are supported by the issuer’s power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.

Special Revenue Bonds

Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality’s general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

Tax Increment Financing Bonds

Tax increment financing (“TIF”) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants’ sales, and related tax collections, failed to increase as anticipated.

Municipal Notes

Municipal notes are short-term tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

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Variable Rate Demand Instruments

Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. A Fund treats variable rate demand instruments as short-term securities even though their maturity may extend beyond 397 days because, within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded.

Non-Investment Grade Securities (Junk Bonds)

Securities rated BB+ or lower by Standard & Poor’s or Ba or lower by Moody’s are considered to be non-investment grade securities (junk bonds). These securities are generally higher-yielding and higher-risk than investment grade, fixed income securities and are issued by entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable.

Inflation-Protected and Fixed-Income Securities

Inflation-protected debt securities are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation. With respect to this portion of its portfolio, the Multi-Manager Real Asset Fund will invest in Treasury Inflation Protected Securities (“TIPS”), foreign currency-denominated inflation-protected securities and other fixed-income securities not adjusted for inflation. Such other fixed-income securities may include: U.S. Government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities. Certain floating rate bonds can potentially proxy for inflation-specific instruments, or non-adjusted bonds could be combined with swaps to create a synthetic ILB. The Multi-Manager Real Asset Fund may invest in securities with effective or final maturities of any length. The Multi-Manager Real Asset Fund may adjust its holdings or its average duration based on actual or anticipated changes in interest rates or credit quality. TIPS are notes and bonds issued by the U.S. Treasury whose principal amounts are adjusted monthly to reflect the effects of inflation. The principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal. TIPS are backed by the full faith and credit of the U.S. Government.

Exchange-Traded Notes (“ETNs”)

A Fund may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor). The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. ETNs are also subject to counterparty risk and fixed income risk.

Foreign Government Securities

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasigovernmental agencies.

Other Principal Securities

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin

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accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, a Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

A Fund may also trade derivative contracts over-the-counter (“OTC”) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract. The Funds may trade in the following types of derivative contracts.

Short Sales

Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security.

The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund is unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

Swap Agreements

A Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, credit default swaps, equity swaps and commodity swaps. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). The Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements may last for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

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Credit Default Swaps

A Fund may enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (“ADRs”) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and International Depositary Receipts (“IDRs”), are traded globally or outside the United States.

Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the International Equity Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The International Equity Fund may also enter into derivative contracts in which a foreign currency is an underlying asset.

The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

Special Transactions

Repurchase Agreements

Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting a Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Advisor. A Fund’s custodian will take possession of the securities subject to repurchase agreements. The Advisor will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks.

Investing In Securities Of Other Investment Companies

A Fund may invest its assets in securities of other investment companies, including certain exchange-traded funds (“ETFs”), business development companies (“BDCs”) and the securities of affiliated money market funds, as an efficient means of carrying out their investment policies and managing their uninvested cash. SEC rules require that any expenses incurred by certain ETFs, BDCs and other investment companies be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.”

The shares of most ETFs are listed and traded on stock exchanges at market prices, although some shares may be redeemable at net asset value for cash or securities. A Fund may invest in ETFs in order to achieve exposure to a specific region, country or market sector, or for other reasons consistent with its investment strategy. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs generally do not charge initial sales charges or redemption fees but investors pay customary brokerage commissions and fees to buy and sell ETF Shares.

A fund may invest in BDCs, a special type of closed-end investment company that tends to invest in small, developing, financially troubled, and often private companies. Like an automaker, retailer, or any other operating company, a BDC incurs expenses such as employee salaries. As noted above, these expenses are included in a fund’s expense ratio although they are not direct expenses paid by fund shareholders, are not used to calculate the fund’s net asset value, and are not included in a fund’s financial statements.

Pursuant to an SEC exemption, each of the Funds is permitted to invest in Shares of the Wilmington Money

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Market Funds as a means of managing their uninvested cash. These investments will cause a duplication of expenses. The Advisor may waive certain fees in connection with these investments.

Other Investment Strategies

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security.

The foreign securities underlying American Depositary Receipts (“ADRs”) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and International Depositary Receipts (“IDRs”), are traded globally or outside the United States.

Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Portfolio Turnover

Each Fund may actively trade its portfolio securities in an attempt to achieve its investment objective. Active trading will cause a Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, who are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases a Fund’s trading costs and may have an adverse impact on a Fund’s performance.

Temporary Defensive Investments

The Funds (except the Money Market Funds) may temporarily depart from their principal investment strategies by investing their assets in cash and shorter-term debt securities and similar obligations. They may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause a Fund to fail to meet its investment goal and to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders. Interest income from temporary investments may be taxable to shareholders as ordinary income.

Investment Ratings For Investment Grade Securities

The Advisor or sub-advisor will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard and Poor’s, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Advisor’s or sub-advisor’s credit assessment that the security is comparable to investment grade.

Specific Risks of Investing in the Funds

Active Trading Risk

Certain Funds may trade securities actively, which could increase their transaction costs (thereby lowering their performance) and increase the amount of taxes that you may pay.

Arbitrage Risk

The risk that securities purchased pursuant to an arbitrage strategy that intended to take advantage of the perceived relationship between the value of two securities may not perform as expected.

Asset Allocation Risk

The Multi-Manager Alternatives Fund, Multi-Manager Real Asset Fund, and the Strategic Allocation Funds are subject to the risk that the Advisor’s asset allocation decisions between equity securities, on the one hand, and fixed income securities, on the other hand, will not anticipate market trends successfully. For example, investing too heavily in common stocks during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total returns.

Call Risk

Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Commodity-Linked Derivative Investment Risk

The value of a commodity-linked derivative investment typically is based on the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. To the extent that a Fund invests in such derivative instruments, the Fund will be exposed economically to movements in commodity prices.

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SPECIFIC RISKS OF INVESTING IN THE FUNDS

Commodity-Related Risk

Certain Funds are subject to Commodity-Related Risks. Underlying Funds that invest in commodities expose the Fund to the greater volatility of the commodity markets, to commodity-specific risks (weather, disease, supply/demand imbalances), and to international economic, political and regulatory influences that frequently affect the commodities markets.

Commodity Tax Risk

A Fund’s ability to invest in certain instruments such as commodity-linked derivatives may be adversely affected by changes in legislation, regulations or other legally binding authority. Pursuant to the Internal Revenue Code, a Fund must derive at least 90% of its gross income from qualifying sources to qualify as a regulated investment company. Gains from the disposition of commodities are not considered qualifying income for this purpose. Additionally, the Internal Revenue Service has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income. As a result, a Fund’s ability to directly invest in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. Failure to comply with the restrictions in the Internal Revenue Code and any future legislation or guidance may cause a fund to fail to qualify as a regulated investment company which may adversely impact a shareholder’s return. Alternatively, a Fund may forego these investments which could adversely affect the ability of the Fund to achieve its investment goal.

Company Size Risk (Small and Mid Cap Risk)

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. For example, small and medium capitalization stocks may be less liquid and more volatile than stocks of larger, well-known companies. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, limited access to capital, and other attributes that can cause their share prices to fluctuate. Therefore, smaller companies may entail greater risks for investors than larger companies.

Convertible Securities Risk

Convertible securities are subject to the risks typically associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. A Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

Counterparty Risk

A Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. A Fund’s use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

Credit Default Swap Risk

The Multi-Manager Alternatives Fund may enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.

Credit Risk

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor’s and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Advisor’s credit assessment.

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Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

Currency Risk

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

Derivative Securities Risk

The risk that a Fund’s use of derivatives will cause losses (1) due to the unexpected effect of market movements on a derivative’s price, (2) because the derivatives do not perform as anticipated, (3) because the derivatives are not correlated with the performance of other investments which they are used to hedge; or (4) if the Fund is unable to liquidate a position because of an illiquid secondary market.

Distressed Securities Risk

A Fund’s investment in distressed securities may involve a higher degree of credit risk, price volatility and liquidity risk. These instruments, which involve loans, loan participations, bonds, notes, and non-performing and sub-performing mortgage loans, typically are unrated, lower-rated, in default or close to default. Valuing such instruments may be difficult and the Fund may lose all of its investment.

Emerging Market Countries Risk

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries.

Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Event-Driven Trading Risk

Event-driven trading involves the risk that the special situation may not occur as anticipated, in which case a Fund may realize losses.

Exchange-Traded Funds (ETFs) Risk

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Exchange-Traded Notes (ETNs) Risk

The value of ETNs, which combine features of ETFs and bonds, depends on the performance of the index or other asset underlying the ETN and the creditworthiness of the ETN’s issuer. Unlike ETFs, ETNs are not structured as investment companies and, unlike bonds, they may have no periodic interest payments. ETNs are not secured by any collateral.

Foreign Investing Risk

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent Multi-Manager International Fund, Large-Cap Value Fund, Small-Cap Growth Fund, Multi-Manager Real Asset Fund, Multi-Manager Alternatives Fund and Strategic Allocation Funds and their Advisor and sub-advisor from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of a Fund’s investments.

Forward Currency Exchange Contract Risk

A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at

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SPECIFIC RISKS OF INVESTING IN THE FUNDS

a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

Futures Contracts Risk

The risks associated with futures include: the potential inability to terminate or sell a position, the lack of a liquid secondary market for the Fund’s position and the risk that the counterparty to the transaction will not meet its obligations.

Growth Investing Risk

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Hedge Fund Strategies’ Risk

Certain Funds are subject to Hedge Fund Strategies’ Risks. Underlying Funds that invest, directly or indirectly, in managers employing hedge fund-type investment strategies may have markedly higher investment management fees than other funds. Hedge fund strategies may be narrowly focused on a particular market, security type or activity, and would be exposed to greater risk of loss if the investment thesis underlying the focus does not occur as anticipated. Hedge fund strategies that are intended to reduce the Fund’s volatility may fail to do so effectively. The use of leverage by a hedge fund strategy (e.g., through options) will magnify any losses incurred by the strategy.

Inflation-Indexed Securities’ Risk

Certain Funds are subject to Inflation-Indexed Securities’ Risks. Because of the inflation-adjustment feature, inflation-indexed securities typically have lower yields than conventional fixed-rate bonds. The value of inflation-indexed, fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of an inflation-indexed security. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The amounts of the income distributions from an inflation-indexed security are likely to fluctuate considerably more than the income distribution amounts of a conventional bond. If inflation is lower than expected during the period the Fund holds an inflation-indexed secu-

rity, the Fund may earn less on the security than on a conventional bond. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investment in inflation-indexed securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. There also may be a delay between the time a change to the rate of inflation occurs and the time the adjustment for inflation is reflected in the value of the inflation-indexed securities.

Although inflation-indexed securities may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-indexed securities would likely decline in price, resulting in losses to the Fund. If the Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation or a lower level of inflation. If inflation is lower than expected during the period the Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond.

Information Risk

The Fund may rely to a meaningful degree on quantitative analytical tools (both proprietary tools and those developed by third parties) (“Tools”) and information and data (“Data”) supplied by third parties. Tools and Data may be used to, among other things, construct sets of transactions and investments and illustrate the results, construct and test allocations within a portfolio, and provide risk management insights.

When Tools and Data used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Tools and Data may not provide the desired results and the Fund may realize losses. For example, the Fund’s advisor and/or sub-advisor may in reliance on faulty Tools or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether.

Infrastructure Assets Risk

Certain Funds are subject to Infrastructure Assets Risk. Underlying Funds that invest, directly or indirectly, in infrastructure operators and projects (e.g., toll roads, port facilities, transmission lines, sewage treatment plants) expose the Fund to the risks associated with large, long-term construction projects, to financial, operating and competitive risks, and to the risks of changing economic and regulatory conditions and political instability in the country or region where the asset is located. These risks may be amplified for real assets located outside of the United States.

Interest Rate Risk

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities.

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Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Leverage Risk

Leverage risk is created when an investment exposes the Fund to a level or risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Liquidity Risk

The risk that certain securities may be difficult or impossible for a Fund to sell or dispose of at the price at which the Fund has valued the security.

Maryland Investment Risk

The Maryland Municipal Bond Fund emphasizes investments in Maryland and is more subject to events that may adversely affect Maryland issuers compared to funds that invest in multiple states.

Maryland’s economy is relatively diversified across the service, trade and government sectors. The high proportion of federal government jobs, which contributes to high wealth levels, made the state vulnerable to the recession and concurrent federal downsizing in the early 1990’s.

MLPs Risk

Investing in MLPs entails risks related to fluctuations in energy prices, decreases in the supply of, or demand for, energy commodities, decreases in demand for MLPs in rising interest rate environments, unique tax consequences due to the partnership structure and potentially limited liquidity.

Mortgage-Backed and Asset-Backed Securities Risk

Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Multi-Manager Risk

The investment styles employed by sub-advisors may not be complementary. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Fund’s realization of capital gains.

Natural Resources Risk

Certain Funds are subject to Natural Resources Risks. Underlying Funds that invest in companies that own or develop natural resources (e.g., exploring, mining, refining), or supply goods and services to such companies (e.g., drilling, processing, transporting, fabricating) expose the Fund to the greater volatility of the markets for these companies’ products, and to international economic, political and regulatory influences that frequently affect the operations of these companies.

New York Investment Risk

The New York Municipal Bond Fund emphasizes investments in New York and is subject to events that may adversely affect New York issuers compared to funds that invest in multiple states. New York’s economy is large and diverse. While several upstate counties benefit from agriculture, manufacturing and high technology industries, New York City nonetheless still dominates the State’s economy through its international importance in economic sectors such as advertising, finance, and banking. Any major changes to the financial conditions of New York City would ultimately have an effect on the State.

Yields on New York municipal securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the State, counties, municipalities or City of New York could impact New York Municipal Bond Fund’s portfolio. The ability of the Fund to achieve its investment goals also depends on the continuing ability of the issuers of New York municipal securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due.

Non-Diversification Risk

Maryland Municipal Bond Fund and New York Municipal Bond Fund are non-diversified. Compared to diversified mutual funds, each of these Funds may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases a Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on a Fund’s Share price and performance.

Non-Investment Grade Securities (Junk Bonds) Risk

High-yield bonds, which are rated below investment grade and are typically referred to as junk bonds, are generally more exposed to credit risk than investment grade secu-

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rities. These securities are generally higher yielding and higher-risk than investment grade, fixed income securities and are issued by entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable.

Options and Futures Risk

When options are purchased over the counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position. The risks associated with futures include: the potential inability to terminate or sell a position, the lack of a liquid secondary market for the Fund’s position and the risk that the counterparty to the transaction will not meet its obligations.

OTC Trading Risk

Certain of the derivatives in which the Multi-Manager Alternatives Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty risk with respect to such derivatives contracts.

Preferred Stocks Risk

Unlike interest payments on debt securities, dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. In addition, in the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred stock may be subordinated to other securities of the same issuer.

Prepayment Risk

Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage backed securities with higher interest rates.

Conversely, prepayments due to refinancings decrease when mortgage rates increase. This extends the life of mortgage backed securities with lower interest rates. Other economic factors can also lead to increases or decreases in prepayments. Increases in prepayments of high interest rate mortgage backed securities, or decreases in prepayments of lower interest rate mortgage backed securities, may reduce their yield and price. These factors, particularly the relationship between interest rates and mortgage prepayments makes the price of mortgage backed securities more volatile than many other types of fixed income securities with comparable credit risks.

Mortgage backed securities generally compensate for greater prepayment risk by paying a higher yield. The difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security is perceived to have an increased prepayment risk or perceived to have less market demand. An increase in the spread will cause the price of the security to decline. A Fund may have to reinvest the proceeds of mortgage prepayments in other fixed income securities with lower interest rates, higher prepayment risks, or other less favorable characteristics.

Real Estate-Related Risk

Certain Funds are subject to Real Estate-Related Risks. Underlying Funds that invest in real estate (generally real estate investment trusts) expose the Fund to the risks of owning real estate directly, such as market-specific conditions (economic supply/demand imbalances), creditworthiness of the issuer, quality of property management, and changing interest rates.

Repurchase Agreements Risk

A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

Sector Focus Risk

A fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the Fund than a fund that does not focus its investments in a particular sector. It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

Short Sale Risk

Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.

Stock Market Risk

The value of equity securities in a Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. A Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, a Fund’s share price may decline.

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The Advisor or sub-advisor attempts to manage market risk by limiting the amount a Fund invests in each company’s equity securities. However, diversification will not protect a Fund against widespread or prolonged declines in the stock market.

Structured Note Risk

The value of these notes will rise or fall in response to changes in the underlying commodity or related index. These notes expose the Fund to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

Swap Agreement Risk

With respect to an uncleared swap (i.e., negotiated bilaterally and traded OTC between the two parties), the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty risk. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment goal. In the case of a cleared swap (i.e., transacted through a futures commission merchant (an “FCM”) and cleared through a clearinghouse that serves as a central counterparty (e.g., certain credit default swaps)), there is also a risk of loss by the fund of the margin deposits posted with the FCM in the event of the FCM’s bankruptcy and whether the Fund has an open position in the swap contract.

Tax Risk

In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Tax-Exempt Money Market Fund, Maryland Municipal Bond Fund, New York Municipal Bond Fund, and Municipal Bond Fund to their shareholders to be taxable. Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall. Income from Tax-Exempt Money Market Fund, Maryland Municipal Bond Fund, New York Municipal Bond Fund, and Municipal Bond Fund may be subject to the (AMT). However, Tax-Exempt Money Market Fund is required to limit to 20% that part of its income that would be subject to AMT.

Underlying Funds’ Risk

Certain Funds are subject to Underlying Funds’ Risk. The investment performance of the Fund is affected by the investment performance of the Underlying Funds in which it invests. The ability of the Fund to achieve its investment objective depends on the ability of the Underlying Funds to meet their investment objectives and on the decisions of WFMC, as investment advisor, regarding the allocation of the Fund’s assets among the Underlying Funds. There can be no assurance that the investment objective of the Fund or any Underlying Fund will be achieved. Through its investments in Underlying Funds, the Fund is subject to the risks of the Underlying Funds’ investments. Certain of the risks of the Underlying Funds’ investments are described above. In addition, both the Fund and the Underlying Funds in which it invests bear fees and expenses, so investment in the Fund may be subject to certain duplicate expenses. The Advisor is subject to certain conflicts of interest in choosing the Underlying Funds in which the Fund may invest.

Valuation Risk

The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

Value Investing Risk

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Furthermore, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

Disclosure Of Portfolio Holdings Information

The Funds’ annual and semiannual reports contain complete listings of each Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. Each Fund prepares a report on Form N-Q of its portfolio holdings as of the end of the Fund’s first and third fiscal quarters. Each of these financial statements is filed with the SEC within 60 days of the end of the reporting period at the SEC’s website at www.sec.gov.

Each quarter, each Fund provides the top 10 holdings to the insurance companies that offer the Fund in its insurance contracts. This information is provided to these entities under an agreement of confidentiality, before such information is made publicly available, so that these entities may produce fact sheets about the Fund as of the end of such quarter, which may include an analysis of the Funds’ holdings by sector, credit quality and/or country, as applicable.

The SAI describes the policies and procedures that relate to the disclosure of the Funds’ portfolio holdings.

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WHO MANAGES THE FUNDS

Who Manages The Funds

The Board of Trustees (the “Board”) governs the Funds. The Board selects and oversees the Advisor, WFMC, (formerly, Rodney Square Capital Management) a subsidiary of M&T Bank. The Advisor manages each Fund’s assets, including buying and selling portfolio securities. The Advisor’s address is 1100 North Market Street, Wilmington, DE 19890.

M&T Bank is the principal banking subsidiary of M&T Bank Corporation, a regional bank holding company in existence since 1969. M&T Bank was founded in 1892 and provides comprehensive banking and financial services to individuals, governmental entities and businesses throughout New York, Pennsylvania, Maryland and parts of Virginia, West Virginia, the District of Columbia and Delaware. As of June 30, 2013, M&T Bank Corporation had over $74 billion in assets. WFMC and entities affiliated with WFMC or its predecessors have served as investment advisor to certain of the Funds since 1988 and, as of June 30, 2013, it managed approximately $12.7 billion in assets. As part of its regular banking operations, M&T Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of M&T Bank. The lending relationship will not be a factor in the selection of securities.

For its services under an advisory contract, the Advisor received an annual advisory fee from each Fund for the fiscal year ended April 30, 2013 equal to a percentage of each Fund’s average daily net assets, and taking into account any applicable waivers or reimbursements, as follows:

FUND	Advisory Fee Paid
Large-Cap Strategy Fund	0.12%
Large-Cap Value Fund	0.66%
Large-Cap Growth Fund	0.57%
Mid-Cap Growth Fund	0.75%
Small-Cap Strategy Fund	0.00%
Small-Cap Growth Fund	0.77%
Multi-Manager International Fund	0.95%
Multi-Manager Alternatives Fund	1.35%
Multi-Manager Real Asset Fund	0.79%
Strategic Allocation Conservative Fund	0.11%
Strategic Allocation Moderate Fund	0.13%
Strategic Allocation Aggressive Fund	0.16%
Intermediate-Term Bond Fund	0.46%
Broad Market Bond Fund	0.48%
Short-Term Corporate Bond Fund	0.40%
Short Duration Government Bond Fund	0.45%

FUND	Advisory Fee Paid
Municipal Bond Fund	0.46%
Maryland Municipal Bond Fund	0.48%
New York Municipal Bond Fund	0.39%
Prime Money Market Fund	0.10%
U.S. Government Money Market Fund	0.08%
U.S. Treasury Money Market Fund	0.06%
Tax-Exempt Money Market Fund	0.06%

The Advisor may voluntarily waive a portion of its fee or reimburse a Fund for certain operating expenses.

A discussion of the Board’s review of the Funds’ investment advisory contracts is available in the Funds’ Semi-Annual Shareholder reports for the period ended October 31, 2013.

M&T Securities, Inc., an affiliate of WFMC, and its affiliates also may receive up to 0.25% of average daily net assets of the Funds’ Class A Shares, Class I Shares, Service Shares and Administrative Shares for shareholder services under the Shareholder Services Plan described in “Shareholder Services Plans”. In addition, they may receive up to 0.25% of the Funds’ average daily net assets of the Class A Shares, Service Shares and Administrative Shares for the distribution services provided to the Funds under the Rule 12b-1 Plan described in “Rule 12b-1 Plans”.

In addition to the investment management services provided by WTIA, WTIA in its role as co-administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds and is entitled to receive a maximum fee of 0.033% of the Funds’ average daily net assets for such administrative personnel and services.

Sub-Advisors

Subject to oversight by the Board, the Advisor is responsible for overseeing the sub-advisors and recommending their hiring, termination and replacement. Pursuant to an exemptive order from the SEC, the Advisor (subject to the approval of the Board) may select and replace sub-advisors, which are unaffiliated with the Advisor, and amend Sub-Advisory agreements without obtaining shareholder approval. The foregoing applies to all Funds. The Advisor, and each applicable Fund, has entered into Sub-Advisory agreements with the following sub-advisors to manage the Fund indicated, subject to supervision of the Advisor and the Board, and in accordance with the investment goal and restrictions of the respective Funds. For their services, each sub-advisor (other than WTIA) is entitled to receive a fee based upon a percentage of their respective Fund’s average daily net assets, which will be paid by the Fund and not by the Advisor. WTIA is compensated from the advisory fee received by the Advisor.

Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement

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SUB-ADVISORS

among the Trust, WFMC and WTIA. WTIA is an affiliate of WFMC and is located at 100 E. Pratt Street, 17th Floor, Baltimore, MD 21202. As of June 30, 2013, WTIA had assets under management of approximately $19.3 billion.

EII Realty Securities, Inc. (“EII”) sub-advises a portion of the Multi-Manager Real Asset Fund. EII is a registered investment advisor under the Advisers Act, with its principal executive office located at 640 Fifth Avenue, 8th Floor, New York, NY 10019. As of June 30, 2013, EII had assets under management of approximately $11.9 billion. EII makes decisions with respect to and places orders for purchases and sales of portfolio securities, and maintains the records relating to such purchases and sales.

CBRE Clarion Securities LLC (“CBRE Clarion”) sub-advises a portion of the Multi-Manager Real Asset Fund. CBRE Clarion is a registered investment advisor under the Advisers Act, with its principal executive office located at 201 King of Prussia Road, Suite 600, Radnor, PA 19087. As of June 30, 2013, CBRE Clarion had assets under management of approximately $24 billion.

Pacific Investment Management Company LLC (“PIMCO”) sub-advises a portion of the Multi-Manager Real Asset Fund. PIMCO is a registered investment advisor under the Advisers Act with its principal executive office located at 840 Newport Center Drive, Newport Beach, CA 92660. As of June 30, 2013, PIMCO had assets under management of approximately $1.97 trillion. PIMCO makes decisions with respect to and places orders for purchases and sales of portfolio securities, and maintains the records relating to such purchases and sales.

HSBC Global Asset Management (France) (“HSBC”)(Formerly Sinopia Asset Management, S.A.) sub-advises a portion of the Multi-Manager Real Asset Fund. HSBC is a registered investment advisor under the Advisers Act with its principal executive office located at Immeuble Ile De France, 4, Place de la Pyramide, Puteaux France, 92800. As of June 30, 2013, HSBC had assets under management of approximately $413 million. HSBC makes decisions with respect to and places orders for purchases and sales of portfolio securities, and maintains the records relating to such purchases and sales.

Acuity Capital Management, LLC (“Acuity”) sub-advises a portion of the Multi-Manager Alternatives Fund. Acuity, located at 60 Arch Street, 2nd Floor, Greenwich, CT 06830, is a registered investment advisor. As of June 30, 2013, Acuity had assets under management of approximately $113 million.

ADAR Investment Management, LLC (“ADAR”) sub-advises a portion of the Multi-Manager Alternatives Fund. ADAR, located at 156 West 56th St., Suite 801, New York, NY 10019, is a registered investment advisor. As of June 30, 2013, ADAR had assets under management of approximately $345 million on a discretionary basis.

Calypso Capital Management, L.P. (“Calypso”) sub-advises a portion of the Multi-Manager Alternatives Fund. Calypso, located at 135 East 57th Street, 20th Floor, New York, NY 10022, is a registered investment advisor. As of June 30, 2013, Calypso had assets under management of approximately $175 million.

TIG Advisors, LLC. (“TIG”) sub-advises a portion of the Multi-Manager Alternatives Fund. TIG, located at 520 Madison Avenue, 26th Floor, New York, NY 10022, is a registered investment advisor. As of June 30, 2013, TIG had assets under management of approximately $1.3 billion.

Madison Street Partners LLC. (“Madison”) sub-advises a portion of the Multi-Manager Alternatives Fund. Madison, located at 3200 Cherry Creek South Drive, Ste 360, Denver, CO 80209, is a registered investment advisor. As of June 30, 2013 Madison had assets under management of approximately $122 million.

Parametric Risk Advisers. (“Parametric RA”) sub-advises a portion of the Multi-Manager Alternatives Fund. Parametric RA, located at 518 Riverside Avenue, Westport, CT 06880, is a registered investment advisor. As of June 30, 2013, Parametric RA had assets under management of approximately $4.1 billion.

P/E Global LLC (“PE Global”) sub-advises a portion of the Multi-Manager Alternatives Fund. PE Global, located at 75 State Street, 31st Floor, Boston, MA 02109, is a registered investment advisor. As of June 30, 2013, PE Global had assets under management of approximately $2.1 billion.

LSV Asset Management (“LSV”) sub-advises a portion of the Multi-Manager International Fund. LSV is an active quantitative value equity money manager and is located at 155 North Wacker Drive, Suite 4600, Chicago, IL 60606. As of June 30, 2013, LSV oversaw approximately $70.5 billion of client assets in equity portfolios for a variety of institutional investors including retirement plans, endowments, foundations, corporations and mutual fund sponsors. LSV’s team of portfolio managers, who are supported by a team of quantitative analysts, manages the value equity portion of International Equity Fund. The role of the portfolio management team includes making buy, sell and hold decisions, quantitative modeling, research, portfolio risk management and programming. The team conducts ongoing research relating to management of the value equity portion of the Fund.

Baring International Investment Limited (“Barings”) sub-advises a portion of the Multi-Manager International Fund. Barings is an indirect, wholly owned subsidiary of Massachusetts Mutual Life Insurance Company and is located at 155 Bishopsgate, London, EC2M 3XY, United Kingdom. Barings is a direct subsidiary of Baring Asset Management Limited (together with its subsidiaries and Baring Asset Management, LLC., the “Barings Group”). As of June 30, 2013, the Barings Group managed approximately $57.5 billion in assets. Barings makes decisions with respect

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to and places orders for all purchases and sales of its portfolio securities, and maintains the records relating to such purchases and sales.

Dimensional Fund Advisors LP (“Dimensional”) sub-advises a portion of the Multi-Manager International Fund. Dimensional is a registered investment advisor with its principal executive office located at 6300 Bee Cave Road, Building One, Austin, TX, 78746. As of June 30, 2013, Dimensional had global assets under management of approximately $287 billion.

Northern Cross LLC. (“Northern Cross”) sub-advises a portion of the Multi-Manager International Fund. Northern Cross, located at 125 Summer Street, Boston, MA 02110, is a registered investment advisor. As of June 30, 2013, Northern Cross had assets under management of approximately $46.8 billion.

Parametric Portfolio Associates LLC (“Parametric”) sub-advises a portion of the Multi-Manager International Fund. Parametric is a registered investment advisor with its principal executive office located at 1918 Eighth Avenue, Suite 3100, Seattle, WA 98101. As of June 30, 2013, Parametric had assets under management of approximately $78.2 billion.

Portfolio Manager Responsibilities

The following is information about how Funds with multiple Portfolio Managers allocate responsibilities for day-to-day management.

Large-Cap Strategy Fund and Small-Cap Strategy Fund – Andrew H. Hopkins, CFA, CPA and Edward S. Forrester, III, CFA jointly manage the Large-Cap Strategy Fund and the Small-Cap Strategy Fund. They agree on purchases and sales, and jointly decide on sector and capitalization weightings.

Large-Cap Growth Fund – Andrew H. Hopkins, CFA, CPA, Mark Schultz, CFA, Rafael E. Tamargo and Edward S. Forrester, III, CFA, jointly manage the Large-Cap Growth Fund. They agree on purchases and sales, and jointly decide on sector and capitalization weightings.

Large-Cap Value Fund – Andrew H. Hopkins, CFA, CPA, Rafael E. Tamargo, Thomas P. Neale, CFA and Edward S. Forrester, III, CFA, jointly manage the Large-Cap Value Fund. They agree on purchases and sales, and jointly decide on sector and capitalization weightings.

Mid-Cap Growth Fund – Mark Schultz, CFA, is responsible for the day-to-day management of the Mid-Cap Growth Fund.

Small-Cap Growth Fund – Andrew H. Hopkins, CFA, CPA, Rafael E. Tamargo and Edward S. Forrester, III, CFA jointly manage the Small-Cap Growth Fund. They agree on purchases and sales, and jointly decide on sector and capitalization weightings.

Multi-Manager International Fund – Thomas R. Pierce, CFA, George Chen, CFA, CIPM and Clement K. Miller, CFA allocate the assets of the International Fund among the subadvisors. David Bertocchi, CFA, Jonathan Greenhill and Tom Mann, CFA, are responsible for the day-to-day management of any portion of the Fund allocated to Barings. Karen E. Umland, CFA, Joseph H. Chi, CFA, Jed S. Fogdall and Henry F. Gray are responsible for the day-to-day management of any portion of the Fund allocated to Dimensional. Puneet Mansharamani, CFA, Josef Lakonishok and Menno Vermeulen, CFA, are responsible for the day-to-day management of any portion of the Fund allocated to LSV. Howard Appleby, CFA, Jean-Francois Ducrest, James LaTorre, CFA, Edward E. Wendell, Jr., are responsible for the day-to-day management of any portion of the Fund allocated to Northern Cross. David M. Stein, Ph.D. and Thomas C. Seto are responsible for the day-to-day management of any portion of the Fund allocated to Parametric. They decide on capitalization weightings, purchase and sales, and decide on sector and capitalization weightings for the portion of the International Fund that they manage. Each subadvisor is responsible for research coverage which is assigned by global industry sectors, recommending stocks and recommending subsequent buy and sell decisions.

Multi-Manager Alternatives Fund – Thomas R. Pierce, CFA, Greg Silberman, CFA, CA( SA) and Joshua A. Savadove, CFA, CAIA of WTIA are responsible for the day-to-day-management of the Multi-Manager Alternatives Fund. Howard M. Needle and David J. Harris are responsible for the day-to-day management of any portion of the Fund allocated to Acuity Capital. Yehuda Blinder and Mark Monroe are responsible for the day-to-day management of any portion of the Fund allocated to ADAR. Casey Gard is responsible for the day-to-day management of any portion of the Fund allocated to Calypso. Stefan Mykytiuk is responsible for the day-to-day management of any portion of the Fund allocated to TIG. Steven C. Owsley and Drew M. Hayworth, CFA are responsible for the day-to-day management of any portion of the Fund allocated to Madison. Ken Everding and Jonathan Orseck are responsible for the day-to-day management of any portion of the Fund allocated to Parametric RA. Warren S. Naphtal and J. Richard Zecher, PhD are responsible for the day-to-day management of any portion of the Fund allocated to PE Global.

Multi-Manager Real Asset Fund – Thomas R. Pierce, CFA, George Chen, CFA, CIPM, Todd Murphy, CFA and Greg Silberman, CFA, CA(SA) are responsible for the day-to-day management of the Real Asset Fund including the portion allocated to the enhanced cash strategy. Tom Pierce is responsible for the day-to-day management of any portion of the Real Asset Fund allocated to WFMC’s TIPS strategy. Alfred C. Otero and James E. Rehlaender are responsible for the day-to-management of the portion of the Real Asset Fund allocated to EII, supported by Peter Nieuwland, CFA and Suang Eng Ysan, T. Ritson Ferguson, Steven D. Burton and Joseph P. Smith oversee the day-to-day management of

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the portion of the Real Asset Fund allocated to CBRE Clarion. Rahul M. Seksaria and Mihir P. Worah are portfolio managers of the portion of the Real Asset Fund allocated to PIMCO with Mr. Seksaria primarily responsible for the day-to-management of the PIMCO-managed portion. Julien Renoncourt oversees the day-to-day management of the portion of the Real Asset Fund allocated to HSBC.

Strategic Allocation Moderate Fund, Strategic Allocation Aggressive Fund and Strategic Allocation Conservative Fund (Strategic Funds) – Mark J. Stevenson, CFA, Joshua A. Savadove, CFA, CAIA, Allen E. Choinski, CFA and Clayton M. Albright, III co-manage the Strategic Funds. Under normal circumstances, Mr. Stevenson, Mr. Savadove, Mr. Choinski or Mr. Albright initially recommends changes to the allocation among and the selection of the Underlying Funds. The co-managers who did not initiate the allocation recommendation then contribute input and analysis and the portfolio managers jointly decide the investment approach to be implemented.

Intermediate-Term Bond Fund – Dominick J. D’Eramo, CFA, Randy H. Vogel, CFA, James M. Hannan and Wilmer C. Stith, III, CFA, jointly manage the Intermediate-Term Bond Fund. They agree on purchases and sales, and jointly decide on sector and duration management strategies.

Broad Market Bond Fund – James M. Hannan, Wilmer C. Stith, III, CFA, Dominick J. D’Eramo, CFA, and Randy H. Vogel, CFA, jointly manage the Broad Market Bond Fund. They agree on purchases and sales, and jointly decide on sector and duration management strategies.

Short-Term Corporate Bond Fund – Wilmer C. Stith, III, CFA and James M. Hannan jointly manage the Short-Term Corporate Bond Fund. They agree on purchases and sales, and jointly decide on sector and duration management strategies.

Short Duration Government Bond Fund – James M. Hannan and Wilmer C. Stith, III, CFA jointly manage the Short Duration Government Bond Fund. They agree on purchases and sales, and jointly decide on sector and duration management strategies.

Municipal Bond Fund – Robert F. Collins, CFA, Stephen P. Winterstein, Rebecca J. Rogers and John J. Malloy, Jr. jointly manage the Municipal Bond Fund. They agree on purchases and sales, and jointly decide on sector and duration management strategies.

Maryland Municipal Bond Fund – Robert F. Collins, CFA, Stephen P. Winterstein, Rebecca J. Rogers and John J. Malloy, Jr. jointly manage the Maryland Municipal Bond Fund. They agree on purchases and sales, and jointly decide on sector and duration management strategies.

New York Municipal Bond Fund – Robert F. Collins, CFA, Stephen P. Winterstein, Rebecca J. Rogers and John J. Malloy, Jr. jointly manage the New York Municipal Bond Fund. They agree on purchases and sales, and jointly decide on sector and duration management strategies.

Portfolio Manager Biographies

Clayton M. Albright, III, is a Vice President, Portfolio Manager and Managing Director of Asset Management at WTIA. He is a member of the investment team primarily responsible for the day-to-day management of the Strategic Allocation Funds. Mr. Albright has been affiliated with Wilmington Trust Corporation since 1976 and with WFMC since 1987. Since 1987, Mr. Albright has specialized in the management of intermediate- and long-term fixed income funds. In 2007, he became Managing Director of Fixed Income, responsible for all fixed income products. Mr. Albright is a member of the Wilmington Trust Investment Strategy Team.

Howard Appleby, CFA, Principal of Northern Cross, is a British citizen and has been in the investment business since 1982, when he began his career as an equity analyst (specializing in basic materials and energy) for W. Greenwell & Co. In 1985, Mr. Appleby moved to the U.S. and started a 16-year sell-side career, advising U.S. portfolio managers on non-U.S. equities in various research, sales, and management roles. He went on to have an 8-year tenure at ABN AMRO and in 2002 became part of the Northern Cross group as an analyst. In 2003, he became a founding partner and portfolio manager for Northern Cross. Mr. Appleby is a graduate of the University of Exeter, Exeter, England.

David Bertocchi, CFA, is a member of the International and World Equity Group and is responsible for International Equity focused on EAFE markets, and world portfolios. He was appointed to become a member of the Strategic Policy Group, the company’s global macro research and asset allocation team in 2010. Previously, he managed the Baring Global Equity Unit Trust and the global institutional funds. He is a past member of Barings European and UK equity teams. Mr. Bertocchi was appointed Divisional Director in 2004, after joining Baring Asset Management in 2000 from Enron Capital. Mr. Bertocchi holds an M.B.A. from London Business School and a B.Sc. in Mechanical Engineering from the University of Calgary (Canada). He was awarded the CFA designation in 2000. Mr. Bertocchi is a member of the Board of the CFA Society of the UK and also serves on the Council of Examiners of the CFA Institute.

Yehuda Blinder is the Managing Member and Portfolio Manager of ADAR which he founded in 2004. He directs all aspects of portfolio management at ADAR. Previously, he was a Partner and Portfolio Manager at QVT Financial LP and a Director in the QVT group within the DB Advisors unit of Deutsche Bank AG from 1998 to 2004; Vice President of Convertible Securities at Greenwich NatWest Securities from 1997 to 1998; Equity Derivatives Associate at Bankers Trust from 1995 to 1997; and Bank Analyst at the Federal Reserve Bank of NY from 1991 to 1993.

Steven D. Burton, Managing Director, Co-Chief Investment Officer and Senior Portfolio Manager for CBRE Clarion, is a member of its Global Investment Policy Committee and is

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co-leader of the firm’s European real estate securities research team. He joined the firm in 1995 and has 28 years of real estate investment experience.

George Chen, CFA, CIPM, is a Vice President at WTIA. He has been a Research Analyst for WTIA since 2004 and was a Senior Accountant at Balentine & company from 1997 to 2003. Mr. Chen is responsible for daily monitoring of manager allocations and cash flows, as well as implementing trades necessary to accommodate inflows and outflows of cash. Mr. Chen is involved in the investment manager selection process including searches, due diligence and selection. Mr. Chen also conducts research on portfolio construction.

Joseph H. Chi, CFA is co-head of Dimensional’s portfolio management group, a Senior Portfolio Manager and a Vice President of Dimensional, and chairman of its Investment Committee. Mr. Chi has an MBA and BS from the University of California, Los Angeles and also a JD from the University of Southern California. Mr. Chi joined Dimensional as a Portfolio Manager in 2005 and since 2010 has been responsible for the international portfolios managed by Dimensional.

Allen E. Choinski, CFA, is a Vice President and Portfolio Manager/Research Analyst of WTIA and is responsible for quantitative equity research and portfolio management. Mr. Choinski also develops targeted quantitative models. Prior to joining Wilmington Trust in 2007, Mr. Choinski researched and implemented quantitative equity investment strategies at Alpha Equity Management, LLC. Mr. Choinski began his career at Smith Barney as a financial advisor, and later worked for five years at ING’s Aeltus Investment Management in fundamental and quantitative research.

Robert F. Collins, CFA, Administrative Vice President and Director of Tax-Exempt Fixed Income Investments, leads the team responsible for tax-exempted fixed income investing as part of Wealth Advisory Services’ Fixed Income Group at Wilmington Trust. In this role he oversees credit analysis on tax-exempt fixed income securities and tax-exempt fixed income portfolio management for Wilmington Trust’s high-net-worth clients. Mr. Collins first worked at Wilmington Trust from 1982 to 1999, during which time he held several position of increasing responsibility. Mr. Collins then worked from 1999 to 2004 as a senior vice president at PNC Financial Corp. where he started and co-managed the investment group dedicated to managing municipal bond portfolios for high-net-worth clients. Mr. Collins was also a senior vice president at Delaware Investments in Philadelphia from 2004 to 2009.

Dominick J. D’Eramo, CFA, is an Administrative Vice President, Senior Portfolio Manager and Director of Institutional Fixed Income for WTIA. He is a member of the investment team primarily responsible for the day-to-day management of the Intermediate-Term Bond and Broad Market Bond Funds. Mr. D’Eramo has been affiliated with Wilmington Trust Corporation since 1986 and with WFMC since 1987 as a Fixed Income Trader. He was promoted to a Portfolio Manager in 1990. In 2007, he became Director of Institutional Fixed Income, responsible for all institutional fixed income products.

Jean-Francois Ducrest, Principal of Northern Cross, is a French citizen and has been engaged in the business of international equities since 1988. Mr. Ducrest started his career on the sell side as an equity analyst at Paris-based European broker Cheuvreux, covering multiple sectors during his tenure there, including industrials, consumer goods, and utilities. From 1995 to 2001, Mr. Ducrest was a Senior Vice President and Principal of Cheuvreux’ U.S. operations, serving institutions investing in European equities. In 2002, Mr. Ducrest became part of the Northern Cross group as an analyst. In 2003, he became a founding partner and portfolio manager for Northern Cross. Mr. Ducrest is a graduate of the Institut d’Etudes Politiques de Paris, France and a Trustee of the French Cultural Center of Boston.

Suang Eng Tsan, Managing Director of EII, Capital Management Pte. Ltd, joined EII in June 2006. Ms. Tsan is a senior analyst and co-portfolio manager-Asia. Prior to joining EII, Ms. Tsan served as Research Director at Citigroup in Singapore. From 1997 to 2001, she was a property analyst at ABN AMRO Securities and DBS Securities. Ms. Tsan was a property executive at Pidemco Land and Urban Redevelopment Authority.

Ken Everding, Managing Director, joined Parametric RA in 2005. Prior to Parametric RA, Mr. Everding was a Managing Director at Zurich Capital Markets and BNP Paribas following Zurich’s acquisition. At Zurich Mr. Everding’s team was the pioneer in creating structured hedge fund products. Prior to Zurich, Mr. Everding was a founding member of Donaldson, Lufkin & Jenrette’s (“DLJ”) credit derivative group and subsequently moved to London to form and run DLJ’s European credit derivatives business and was responsible for its trading, structuring, and marketing efforts. Mr. Everding earned a Ph.D. in Theoretical Particle Physics from Yale University. The title of his Ph.D. thesis is “Aspects of Non-Perturbative Quantum Electrodynamics,” excerpts of which have been published in leading academic journals. Mr. Everding also earned a B.S. with honors in Physics from Iowa State University.

T. Ritson Ferguson, Chief Executive Officer, Co-Chief Investment Officer and Senior Portfolio Manager for CBRE Clarion, is a member of its Global Investment Policy Committee, and is responsible for the oversight of the firm’s investment portfolios. Mr. Ferguson is one of the three founding members of CBRE Clarion’s predecessor firm which was formed in 1992, and has 27 years of real estate investment experience.

Jed S. Fogdall is co-head of Dimensional’s portfolio management group, a Senior Portfolio Manager and a Vice President of Dimensional, and a member of its Investment Committee. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University.

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Mr. Fogdall joined Dimensional as a Portfolio Manager in 2004 and since 2010 has been responsible for the international portfolios managed by Dimensional.

Edward S. Forrester, III, CFA, is an Assistant Vice President and Portfolio Manager/Research Analyst at WTIA. Mr. Forrester joined WTIA in 2006 and is responsible for providing market research, performance reporting and trade implementation for the Funds. Prior to joining WTIA, Mr. Forrester was employed by INVESCO where he served in a variety of capacities from 1999 to 2006.

Casey Gard, Managing Partner and Portfolio Manager, founded Calypso in 1999. Prior to founding Calypso, Mr. Gard was a Principal with Morgan Stanley and managed the European/UK equity trading desks in New York.

Henry F. Gray is Head of Global Equity Trading and a Vice President of Dimensional and a member of its Investment Committee. Mr. Gray received his MBA from the University of Chicago in 1995 and his AB from Princeton University in 1989. Mr. Gray joined Dimensional in 1995, was a Portfolio Manager from 1995 to 2005, has been Head of Global Equity Trading since 2006, and since 2012 responsible for the international portfolios managed by Dimensional.

Jonathan Greenhill, is a member of the International & Word Equity Group and has investment management responsibilities for International Equities. He also has responsibility for leading our Japanese research and investment management effort. Mr. Greenhill joined Baring Asset Management in 2009. Prior to this he was at Occam Asset Management and prior to this, he spent four years as a Senior Vice President in the Global Equity Team at Lazard Asset Management. Mr. Greenhill also spent nine years at Royal and Sun Alliance (subsequently ISIS) where he held a variety of investment roles including Director of U.S. Equities and Head of Japanese Equities. Mr. Greenhill has a B.A. (Hons) in Political Philosophy & Economics from Reading University. He was awarded the Institute of Investment Management and Research certificate in 1996 and IMC in 1995.

James M. Hannan is an Administrative Vice President and has been a Portfolio Manager of WTIA since 1996 and a Vice President of M&T Bank since April 2003. Mr. Hannan was a Money Market trader at AllFirst Bank from 1987 to 1992 and a Portfolio Manager from 1992 until its acquisition by M&T Bank in April 2003. In addition to his portfolio management duties, Mr. Hannan is also responsible for several separately managed institutional portfolios. He has more than 24 years of experience in the investment industry. Mr. Hannan earned his B.S. from the University of Maryland and his M.B.A. from George Washington University.

David J. Harris, Portfolio Manager, CIO, Senior Partner and Member, has worked at Acuity for eight years. Prior to joining Acuity, Mr. Harris worked at Banc of America Securities, NatWest Securities, Bankers Trust and Salomon Brothers.

Drew M. Hayworth, CFA, Founder and Portfolio Manager at Madison, began his investment career in 1991 as a private banker with First Union National Bank in Atlanta, where he provided a variety of banking and investment services to high net worth individuals. In January 1996, he joined ETG, LLC, an equities trading firm based in New York; he traded the firm’s proprietary equity and option account until December 2003 when Madison was formed. Mr. Hayworth was awarded the CFA designation in September 2000. He holds a B.A. in Political Science from Vanderbilt University and is a member of the CFA Institute and the Denver Society of Security Analysts.

Andrew H. Hopkins, CFA, CPA, is an Administrative Vice President of WFMC. Mr. Hopkins is the Director of the Equity Management Group and is responsible for Wilmington Trust’s equity investment management program, which includes both large-cap and small-cap equity strategies. Mr. Hopkins manages a team of professionals responsible for equity research and portfolio management and quantitatively managed equity strategies, including passive and active strategies which utilize a risk model and optimization process to control risk. He is also a member of the fundamental portfolio management team for the Dividend Growth Strategy and Enhanced Dividend Growth Strategy. Mr. Hopkins joined WFMC in 1997 as a Securities Analyst covering the information technology sector.

Josef Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 33 years of investment research experience.

James LaTorre, CFA, Principal of Northern Cross, began his career in the investment industry in 1982 with Merrill Lynch in New York. In 1989, Mr. LaTorre became VP of Investments with the Ivy Fund group, where he managed the Ivy Growth with Income Fund and co-managed the Ivy Growth Fund. In 1992, Mr. LaTorre joined Hakan Castegren, then manager of the Ivy International Fund and the Harbor International Fund and the founder of the Northern Cross investment philosophy. In 1993, Mr. LaTorre became Director of Research for Hakan Castegren. He went on to manage the Harbor International Fund II. In 2003, Mr. LaTorre became a founding partner and portfolio manager for Northern Cross. He received his BA in Economics from Fairfield University and his MS in Finance from Boston College where he earned the Dean and Faculty Award given to the highest ranking student.

John J. Malloy, Jr., Assistant Vice President and Municipal Portfolio Manager at WFMC, is responsible for managing the municipal bond component of client portfolios in Wealth Advisory Services at Wilmington Trust, as well as assisting in conducting trades for the Wilmington Municipal Bond Funds. He conducts rigorous analysis of interest rate movements in order to make the best fixed income duration decisions. Mr. Malloy also conducts continual yield curve and volatility analyses in order to maximize total return and minimize risk across his fixed income portfolios. Mr. Malloy

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joined Wilmington Trust in 2006, specializing in municipal bond trading and portfolio management. Previously, he was a senior fixed income trader at the Vanguard Group. Mr. Malloy holds an MBA from Saint Joseph’s University and a bachelor’s degree in Business Administration from Arcadia University.

Puneet Mansharamani, CFA, has served as a Partner and Portfolio Manager of LSV since January 2006 and a Senior Quantitative Analyst for LSV since 2000. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation. He has more than 12 years of investment experience. Mr. Mansharamani is a CFA Charterholder and earned a B.S. in Engineering from Delhi University, Delhi College of Engineering in 1997 and an M.S. in Engineering at Case Western Reserve University, Case School of Engineering in 2001.

Tom Mann, CFA, Mr. Mann joined Barings in October 2011 and is a member of the International and World Equity Group with responsibility for the management of international equity portfolios. Prior to joining Barings Mr. Mann was at Aberdeen Asset Management where he was a member of the Pan-European Equities team. Mr. Mann joined Aberdeen from Credit Suisse Asset Management (UK) when it was acquired in 2009. At Credit Suisse Tom was a Portfolio Manager responsible for European and EAFE equity mandates. Before joining Credit Suisse Mr. Mann held Portfolio Analytics roles at Goldman Sachs and Credit Suisse. Mr. Mann holds a BBusSc (Hons) in Business Finance from the University of Cape Town. Mr. Mann was awarded the CFA designation in 2000.

Clement K. Miller, CFA, is an Administrative Vice President with the Advisory Services Consulting Group of WTIA. He is a member the WTIA Investment Research Team, as well as of the Manager Strategies and Portfolio Strategies teams. Mr. Miller is a presenter in WTIA’s monthly asset allocation call. He has responsibilities relating to international equities and fixed-income. Prior to joining WTIA in November 2008, Mr. Miller was a relationship manager the export finance team within M&T Bank’s International Trade Division Between 1987 and 2002, he was with the Export-Import Bank of the United States, where he served in several positions, including relationship manager, international economist, workout officer, and trade finance negotiator. Between 1983 and 1987, Mr. Miller was an economist with the emerging markets group of Wharton Econometric Forecasting Associates, now known as IHS Global Insight. Mr. Miller holds a B.S. in International Economics from Georgetown University’s School of Foreign Service, an MBA in Finance from George Washington University. He holds the Chartered Financial Analyst designation and is a board member of the Baltimore CFA Society as well as a member of the CFA Institute.

Mark Monroe, Partner and Portfolio Manager, joined ADAR in April 2005. His focus is media, telecommunications and cable. Mr. Monroe’s background prior to ADAR includes two years as an analyst at Epsilon

Investment Management from 2003 to 2005 and eight years in investment banking including Greenbridge Partners from 2000 to 2001 and Salomon Smith Barney from 1994 to 2000.

Todd Murphy, CFA, is a Vice President of WTIA. Mr. Murphy conducts third-party manager due diligence of alternative investment strategies including hedge funds, private equity, and private real estate, and co-manages the Wilmington Multi-Manager Real Assets strategy. Mr. Murphy has more than a decade of experience managing assets for private and institutional investors. During his tenure with M&T’s investment group, he also served as an acting member of the firm’s asset allocation research and portfolio construction teams. Mr. Murphy holds a bachelor’s degree in Business Management and Administration from Canisius College. He is a member of the CFA® Institute and a past member of the Board of Directors for the CFA Society of Buffalo.

Stefan Mykytiuk joined TIG Advisors, LLC in January 2010 and is the co-portfolio manager for Tiedemann/Pike Place Partners, QP, L.P. and Tiedemann/Pike Place Offshore QP, Ltd. Previously, from May 2002 through December 2009, Mr. Mykytiuk was a managing member and co-portfolio manager of Pike Place Capital Management, LLC. From 1997 to 2002, Mr. Mykytiuk was a senior analyst at Baron Capital Management. Mr. Mykytiuk was closely involved in supporting the portfolio manager of the Baron Small Cap Fund. He served as a generalist investing in several sectors including business and industrial services, consumer, healthcare services, telecommunications and special situations. From 1995 to 1997, Mr. Mykytiuk was an analyst at Lipco Partners LP, an investment manager with convertible arbitrage, equity and high yield funds. From 1989 to 1994, Mr. Mykytiuk worked in the financial services practice at Eisner LLP, where he became an audit supervisor and earned his Certified Public Accountant’s license. Mr. Mykytiuk received his BBA from George Washington University in 1989 and an MBA from Columbia Business School in 1996.

Warren S. Naphtal, co-founder of P/E Investments, serves as Chief Investment officer of PE Global. Prior to joining PE Global, Mr. Naphtal was a Senior Vice President and Head of Derivatives Strategies at Putnam Investments. Mr. Naphtal holds a BS from University of California, Berkeley and a SM from Sloan School, Massachusetts Institute of Technology.

Thomas P. Neale, CFA, is a Vice President and Portfolio Manager/Research Analyst. Mr. Neale has more than three decades of experience in institutional portfolio management and research. Mr. Neale currently serves as the lead portfolio manager for the Dividend Growth Strategy and the Enhanced Dividend Income Strategy. Prior to joining Wilmington Trust in 1986, he served as Director of Research with NS&T Bank in Washington, D.C. Mr. Neale holds an MBA in Finance from George Mason University.

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Howard Needle, Portfolio Manager, CEO, Senior Partner and Member, has worked at Acuity for eight years. Prior to joining Acuity, Mr. Needle worked at Greenwich Capital Markets, Banc of America Securities, NatWest Securities, Bankers Trust and Lehman Brothers.

Peter Nieuwland, CFA, Managing Director of EII Capital Management B.V., joined EII in 2001. Mr. Nieuwland is a senior analyst and co- portfolio manager-Europe. From 1996 to 2001, Mr. Nieuwland was an analyst and portfolio manager for ABP Investments in Amsterdam.

Jonathan Orseck, Managing Director, joined Parametric RA in 2006. Prior to joining Parametric RA, Mr. Orseck was a Managing Director at Bank of America Securities where he founded and managed the Equity Linked Solutions Group. He was responsible for the development, structuring, marketing and sales of equity and commodity index linked structured investments. Prior to Bank of America, Mr. Orseck was an Executive Director at Morgan Stanley, responsible for structuring and marketing structured notes to institutional clients. He also managed their high net worth, over-the-counter equity derivative business for the eastern half of North America for hedging and investment purposes. From 1993 to 1996, Mr. Orseck held similar roles at both Kidder, Peabody and Royal Bank of Canada. Mr. Orseck graduated with a B.S. in Computer Science from the University of Pennsylvania and a Masters in Business Administration from New York University Stern School of Business. responsible for the development, structuring, marketing and sales of equity and commodity index linked structured investments. Prior to Bank of America, Mr. Orseck was an Executive Director at Morgan Stanley, responsible for structuring and marketing structured notes to institutional clients. He also managed their high net worth, over-the-counter equity derivative business for the eastern half of North America for hedging and investment purposes. From 1993 to 1996, Mr. Orseck held similar roles at both Kidder, Peabody and Royal Bank of Canada. Mr. Orseck graduated with a B.S. in Computer Science from the University of Pennsylvania and a Masters in Business Administration from New York University Stern School of Business.

Alfred C. Otero, Managing Director of EII, joined EII in 1996. Mr. Otero is responsible for the firm’s North American investment activities and is co-portfolio manager of all global REIT accounts. From 1992 to 1996, he was a Vice President for Mutual of America Capital Management Corp. From 1989 to 1991, he worked as a financial analyst for Chase Manhattan Bank.

Steven C. Owsley, Founder and Portfolio Manager at Madison, began his investment career in 1988 as a principal market maker in OTC securities with John G. Kinnard, a regional brokerage firm based in Minneapolis; he was a market maker and position trader there for 10 years. In May 1998, he joined ETG, LLC, an equities trading firm based in New York; he managed and traded the firm’s proprietary capital until December 2003 when Madison was formed. Mr. Owsley graduated from the University of Colorado with a B.A. in Business Finance in 1987.

Thomas R. Pierce, CFA, Chief Investment Strategist at WTIA, is a co-portfolio manager and the investment architect of M&T Bank’s Unified Managed Account (UMA) “Portfolio Architect” series of managed accounts, which he has managed since the product’s inception in 1997. He manages the Asset, Portfolio and Manager Strategies groups which perform strategic and tactical asset allocation, model portfolio management, and vehicle and manager selection. He is also a co-portfolio manager for M&T Bank’s defined-benefit pension portfolio and a consultant for the bank’s bank owned life insurance (BOLI) portfolio. Mr. Pierce has over 28 years of investment industry experience encompassing multiple asset classes. Mr. Pierce is currently a Group Vice President of M&T Bank having started as a Vice President with M&T in January 1995. Mr. Pierce holds the Chartered Financial Analyst designation. He has a B.A. in Economics from Washington University and an M.B.A. from the University of Chicago.

James E. Rehlaender, Managing Director of EII, joined EII in 2000. Mr. Rehlaender is responsible for the firm’s international real estate investment activities and is co-portfolio manager of all global REIT accounts. Mr. Rehlaender spent a total of twelve years at La Salle Partners where he developed and marketed their REIT investment activities. Prior to joining EII, Mr. Rehlaender developed and founded Global Property Advisors with one of the largest German insurance companies.

Julien Renoncourt, Head of Inflation Linked Bonds & Global Bonds at HSBC, has been working in the industry since 2000, when he joined HSBC. Mr. Renoncourt leads the team of portfolio managers responsible for managing the portion of the Fund’s assets allocated to HSBC. Prior to his current position, Mr. Renoncourt worked as a quantitative global bond fund manager at HSBC Global Asset Management in Japan and then moved to Asia Pacific in Hong Kong, focusing on quantitative global bond portfolios as well as structured products. He holds a Postgraduate degree in Applied Mathematics from the Université de Lyon (France).

Rebecca J. Rogers, Vice President and Senior Portfolio Manager at WTIA, is a member of the investment management team primarily responsible for the day-to-day management of the Municipal Bond Fund. Ms. Rogers joined Wilmington Trust Corporation in 2010. Prior to joining Wilmington Trust Corporation, Ms. Rogers worked for PNC Capital Advisors, where she was the Co-Director of Municipal Portfolio Management and Trading from 2000 to 2010. Prior to 2000, Ms. Rogers was a Vice President at Commerce Capital Markets, and institutional sales person for twelve years.

Joshua A. Savadove, CFA, CAIA, is a Vice President at WTIA. He is a member of the Asset, Portfolio and Manager Strategies team, responsible for third-party manager due

PROSPECTUS / August 31, 2013	119

SUB-ADVISORS

diligence. Prior to joining WTIA in June 2007, Mr. Savadove was a Senior Investment Analyst and Director of the outside money manager platform in the Mercantile Investment and Wealth Management Division. Prior to that, Mr. Savadove spent three years as the Director of Analytics at Asset Strategy Consultants, a firm that consults on over $6 billion in institutional, tax-exempt assets. Mr. Savadove holds a B.A. degree in Business and Economics from Randolph-Macon College, the Chartered Financial Analyst and Chartered Alternative Investment Analyst designation and is a member of the CFA Institute and the Baltimore Security Analysts Society.

Mark Schultz, CFA, has been a Senior Portfolio Manager of WTIA and an Administrative Vice President since April 2007, and a Portfolio Manager of WTIA since April 2003, and of M&T Bank since 2001. Prior to joining M&T Bank, Dr. Schultz worked as an assistant portfolio manager with Caldwell Securities Ltd. in Toronto, Canada from June 1996 to September 1999. He began his career with Royal Bank of Canada in country risk analysis and multinational corporate banking. Dr. Schultz is a CFA charterholder and received his doctorate in politics from the University of Oxford.

Rahul M. Seksaria, is a senior vice president, trader and lead portfolio manager in the Newport Beach office of PIMCO, focusing on real return portfolios and executing Treasury Inflation Protected Bond (TIPs) strategies. Mr. Seksaria previously focused on Treasury bonds, agencies and interest rate derivatives and worked on the short-term desk. Prior to joining PIMCO in 2002, he held trading and structuring positions in energy and other commodities at Enron Corp. He has 11 years of investment experience and holds undergraduate degrees from the University of Texas at Austin.

Thomas C. Seto, is Portfolio Manager & Director of Portfolio Management at Parametric. Prior to joining Parametric in 1998, Mr. Seto served as Head of U.S. Equity Index Investments at Barclays Global Investors.

Greg Silberman, CFA, CA (SA), is a Vice President of WTIA. Mr. Silberman is the portfolio manager for WTIA’s hedge fund-of-funds and has oversight responsibilities for the hedge fund and private equity platform. Prior to joining WTIA, Mr. Silberman served as a Quant Research Analyst for Perpetual Investments LTD in Sydney, Australia, from 2006 to 2007 where he worked on building structured products.

Joseph P. Smith, Managing Director, Co-Chief Investment Officer and Senior Portfolio Manager for CBRE Clarion, is a member of its Global Investment Policy Committee, and is a co-leader of the firm’s U.S. real estate securities research team. He joined the firm in 1997 and has 23 years of real estate investment experience.

David M. Stein, Ph.D., is Parametric’s Chief Investment Officer. Dr. Stein joined Parametric in 1997 and prior thereto held senior research, development and portfolio management positions at GTE Investment Management Corp., The Vanguard Group and IBM Retirement Funds.

Mark J. Stevenson, CFA, is a Vice President of WTIA. Prior to joining M&T in October 2000, Mr. Stevenson was with Keystone Financial, Inc. (“Keystone”) since 1990, where he managed retirement plan, personal trust and institutional assets for the clients of Keystone. He is a CFA Charterholder and graduated with a Bachelor of Arts in Prelaw from Pennsylvania State University. He also graduated with a Master of Arts in International Economics and U.S. Foreign Policy from The American University, Washington, D.C.

Wilmer C. Stith III, CFA, has been a Vice President and Portfolio Manager of WTIA since 1996. In addition to his portfolio management duties, he manages fixed income separate accounts and is responsible for analyzing and trading various fixed income securities. Mr. Stith has more than 19 years of experience in the investment industry. He is a CFA Charterholder. Mr. Stith earned his B.A. from Kenyon College and his M.B.A. from Loyola College in Maryland.

Rafael E. Tamargo, is a Vice President and Portfolio Manager/Research Analyst at WFMC. Mr. Tamargo re-joined Wilmington Trust in 2007 after spending two and a half years at Kalmar Investments as a Portfolio Manager/Analyst specializing in small cap growth companies. Prior to joining Kalmar, Mr. Tamargo spent seven and a half years at Wilmington Trust as an Analyst, Portfolio Manager and Director of Equity Research.

Karen E. Umland, CFA, is a Senior Portfolio Manager and a Vice President of Dimensional and a member of its Investment Committee. She received her BA from Yale University in 1988 and her MBA from the University of California at Los Angeles in 1993. Ms. Umland joined Dimensional in 1993 and since 1998 has been a Portfolio Manager and responsible for the international portfolios managed by Dimensional.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 20 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments. He is a CFA Charterholder.

Randy H. Vogel, CFA, is a Vice President, Senior Credit Analyst and Portfolio Manager for WTIA. He is responsible for credit analysis for all investment grade and high yield issuers. He is also responsible for assisting in the management of the corporate segments of the Total Return Taxable Fixed Income Strategies. Mr. Vogel joined Wilmington Trust in 2008. From 2006 to 2008, Mr. Vogel was employed by PNC Capital Advisors as a Senior Credit Analyst covering the banking, brokerage, utility and telecommunication industries. From 2003 to 2006, Mr. Vogel was employed by Wilmington Trust as a Senior Securities Analyst.

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Edward E. Wendell, Jr., Principal of Northern Cross, has been involved in the investment management business since 1985 when he began supporting Hakan Castegren, founder of the Northern Cross investment philosophy. In 2003, Mr. Wendell became a founding partner and portfolio manager for Northern Cross. A graduate of Harvard College, he holds an MA in mathematics from the University of Washington in Washington. Mr. Wendell is a trustee of Marlboro College in Vermont and is treasurer of The Poverty Alleviation Fund.

Stephen P. Winterstein, Managing Director and Head of Strategy of Municipal Fixed Income of WFMC, is a member of the investment team primarily responsible for day-to-day management of the Wilmington Municipal Bond Funds. Mr. Winterstein joined Wilmington Trust Corporation in 2011. From 1999 to 2011, Mr. Winterstein served as the managing director of municipal fixed income for PNC Capital Advisors, where he founded and led a team of municipal fixed income professionals dedicated to managing municipal bond portfolios for high-net-worth individuals and institutional clients.

Mihir P. Worah, is a managing director, a portfolio manager, and head of the real return portfolio management team in the Newport Beach office of PIMCO. He was previously a member of the analytics team and worked on real and nominal term structure modeling and options pricing. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. In 2012 he co-authored “Intelligent Commodity Indexing,” published by McGraw-Hill. He has 11 years of investment experience and holds a Ph.D. in theoretical physics from the University of Chicago.

J. Richard Zecher, PhD, co-founder of P/E Investments, serves as Strategist and Risk Manager of PE Global. Prior to joining PE Global, Dr. Zecher was President and Chief Executive Officer of UBS Asset Management, Inc., and of its predecessor, Chase Investors Management Corporation. Dr. Zecher holds a BA from Ohio State University, a MA from University of Delaware and a PhD from Ohio State University.

The Funds’ SAI provides additional information about the portfolio managers’ investments in the Funds, a description of the compensation structure and information regarding other accounts managed.

How Are Shares Priced?

The Trust offers six classes of Shares: Class A Shares, Class I shares, Service Class Shares, Administrative Class Shares, Select Class Shares and Institutional Class Shares. All Share classes have different sales charges and other expenses, which affect their performance. Each Share class represents interests in a single portfolio of securities.

The net asset value (“NAV”) of Shares of the Funds (except for the Money Market Funds) fluctuates and is generally based upon the market value of portfolio securities and other assets of the Fund. The NAV is determined at the end of regular trading of the New York Stock Exchange (“NYSE”), which is generally 4:00 p.m. (Eastern time) but may vary due to market circumstances or other reasons (NYSE Close) on each day the NYSE is open. Equity securities are generally valued according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter (“OTC”) market). Fixed income securities are generally valued according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at time of purchase may be valued at amortized cost. Options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the OTC market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. Investments in other open-end registered investment companies are valued at net asset value.

Each Money Market Fund attempts to stabilize the NAV of its Shares at $1.00 by valuing its portfolio securities using the amortized cost method. In all cases, the Funds’ Board may determine in good faith that another method of valuing investments is necessary to appraise their fair market value. The Money Market Funds cannot guarantee that their NAV will always remain at $1.00 per Share. The NAV is determined at the end of regular trading of the NYSE, which is generally 4:00 p.m. (Eastern time) but may vary due to market circumstances or other reasons (NYSE close) on each day the NYSE is open. In addition, the Money Market Funds reserve the right to allow the purchase, redemption, and exchange of Shares on any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Money Market Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day, to the time of such closing.

Trading in foreign securities may be completed at times which vary from the NYSE Close. In computing its NAV, a Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the NYSE Close. Certain foreign currency exchange rates may also be determined at the latest rate prior to the NYSE Close. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern time, on the day the value of the foreign security is determined. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the NYSE Close.

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HOW ARE SHARES PRICED?

If such events materially affect the value of portfolio securities, these securities may be valued at their fair value determined in good faith by the Fund’s Board, although the actual calculation may be done by others. If a Fund owns foreign securities that trade in foreign markets on days the NYSE is closed, or if the NYSE closes earlier than 4:00 p.m. Eastern time, the value of these securities, and therefore the Fund’s assets, may change on days or at times you cannot purchase, redeem or exchange Shares of such Fund. In all cases, the Funds’ Board may determine in good faith that another method of valuing investments is necessary to appraise their fair market value.

A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund’s Advisor determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when the Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time when the NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

The Funds’ Board has authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation.

To the extent any Fund invests in other investment companies, the prospectuses for those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Sales Charge When You Purchase Class A Shares

The Class A Shares of all the Funds except for the Money Market Funds bear front-end sales charges. The term “offering price” includes the “front-end sales load.” When the Funds receive your purchase request in proper form (as described in this prospectus), it is processed at the next calculated NAV plus any applicable front-end sales charge as is shown in the tables below.

Class A Shares of each Equity Fund, Asset Allocation Fund and Multi-Manager Alternatives Fund are sold at their NAV next determined after an order is received, plus a sales charge as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Dealer Concession	Sales Charge as a Percentage of NAV
Less than $50,000	5.50%	5.00%	5.82%
$50,000 but less than $100,000	4.50%	4.00%	4.71%
$100,000 but less than $250,000	3.50%	3.00%	3.63%
$250,000 but less than $500,000	2.50%	2.25%	2.56%
$500,000 but less than $1 million	2.00%	1.75%	2.04%
$1 million or greater*	0.00%	0.00%	0.00%

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Class A Shares of each Fixed Income Fund (except for Short Duration Government Bond Fund and Short-Term Corporate Bond Fund) are sold at their NAV next determined after an order is received, plus a sales charge as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Dealer Concession	Sales Charge as a Percentage of NAV
Less than $100,000	4.50%	4.00%	4.71%
$100,000 but less than $250,000	3.50%	3.00%	3.63%
$250,000 but less than $500,000	2.50%	2.25%	2.56%
$500,000 but less than $1 million	2.00%	1.75%	2.04%
$1 million or greater*	0.00%	0.00%	0.00%

Class A Shares of Short Duration Government Bond Fund and Short-Term Corporate Bond Fund are sold at their NAV next determined after an order is received, plus a sales charge as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering	Dealer Concession	Sales Charge as Percentage of NAV
Less than $100,000	1.75%	1.50%	1.78%
$100,000 but less than $250,000	1.50%	1.25%	1.57%
$250,000 or greater*	0%	0%	0%

*	Except for the Large Cap Value Fund and the Money Market Funds, if you make an investment of $1,000,000 or more, or $250,000 or more in the Short Duration Government Bond Fund or Short-Term Corporate Bond Fund, at net asset value in Class A Shares, and you redeem all or any portion of your Shares at any time within the 18-month period beginning on the first day of the calendar month following the month in which you made your purchase, your redemption proceeds will be subject to a 1.00% contingent deferred sales charge (“CDSC”). Exchanges do not trigger the CDSC. In addition, if your investment professional waives receipt of the NAV advanced commission payment described below and notifies the Fund, this CDSC will not apply. The CDSC will be calculated using the share price at time of purchase.

Class A Shares NAV Commission Payments

Your investment professional is entitled to receive an advanced commission payment on sales of $1 million or more of Class A Shares of the Funds, and $250,000 of the Short Duration Government Bond and Short-Term Corporate Bond Fund, as follows:

Equity, Asset Allocation and Alternatives Funds

Purchase Amount	Advance Commission as a Percentage of Public Offering Price
$1 million - $2,999,999.99	1.00%
$3 million up to $4,999,999.99	0.50%
Over $5 million*	0.25%

Fixed Income Funds, excluding Short Duration Government Bond Fund and Short Term Corporate Bond Fund

Purchase Amount	Advance Commission as a Percentage of Public Offering Price
$1 million - $2,999,999.99	0.75%
$3 million up to $4,999,999.99	0.50%
Over $5 million*	0.25%

Short Duration Government Bond Fund and Short-Term Corporate Bond Fund

Purchase Amount	Advance Commission as a Percentage of Public Offering Price
$250,000 - $2,999,999.99	0.75%
$3 million up to $4,999,999.99	0.50%
Over $5 million*	0.25%

*	Excluding Large Cap Value Fund and the Money Market Funds which pay no commission on NAV trades.

The following reductions and eliminations of sales charges apply only to Class A Shares. The sales charge at purchase may be reduced by:

•

purchasing Shares in greater quantities to reduce the applicable sales charge (purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined);

•	combining concurrent purchases of Shares:

•	by you, your spouse, and your children under age 21; or

•	of the same share class of two or more Wilmington Funds (other than money market funds);

•	accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in a Fund); or

•

signing a Letter of Intent (“LOI”) committing to purchase a certain dollar amount of the same class of Shares within a 13 month period to combine such purchases in calculating the sales charge. The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the LOI, the custodian will release the Shares in escrow to your account. If you do not fulfill the LOI, the custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

The sales charge may be eliminated when you purchase Shares:

•	by exchanging Shares from the same share class of another Wilmington Fund (other than a money market fund);

•

through wrap accounts or other investment programs where you pay the investment professional directly for services, or through a health savings account offered by M&T Bank or one of its banking affiliates;

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HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES

•	through investment professionals that receive no portion of the sales charge;

•

as a current or retired/former Trustee, Director or employee of the Fund, the Advisor, the Distributor, the Sub-advisor and their affiliates, M&T Bank Corporation and their subsidiaries and the immediate family members of these individuals. (Immediate family member is defined as any parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships of these people) because there are nominal sales efforts associated with their purchases;

•	as an employee of a dealer which has a selling group agreement with the Distributor and consents to such purchases;

•

with respect to former holders of the FBR Maryland Tax-Free Portfolio who participated in the Reorganization of the Portfolio into Class A Shares of the Wilmington Maryland Municipal Bond Fund (such holders may purchase Class A Shares of any Wilmington mutual fund without paying a sales charge); or

•	as an investor referred by any sub-advisor to the Funds.

If your investment qualifies for a reduction or elimination of the sales charge, you or your financial intermediary must notify the Fund’s Distributor, ALPS Distributors, Inc. (“Distributor”), or Shareholder Services at time of purchase. If the Distributor or Shareholder Services is not notified at the time of purchase, you may receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.

How to Purchase, Redeem and Exchange Shares

When the NYSE is open for business, you may purchase, redeem, or exchange Shares by phone, mail, or wire through your financial intermediary or the Trust, subject to daily cutoff times. Your order will be processed at the next calculated NAV, plus any sales charges or less any CDSC as applicable, after your order request is received by the Fund or its designated agent in proper form. The NYSE is closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchases and redemptions by wire will not be available on days the Federal Reserve wire system is closed. In addition to the scheduled NYSE holidays noted above, the Federal Reserve wire system is scheduled to be closed on the following days: Columbus Day and Veterans’ Day. The Funds do not issue share certificates and they reserve the right to reject any purchase request for any reason. The Funds will only accept purchases from residents of the United States (including Guam, Puerto Rico, and the U.S. Virgin Islands) with U.S. mailing addresses. To help the government fight the funding of terrorism and money laundering activities and to verify your identity, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

Purchasing Shares

If you would like to purchase Shares of a Wilmington Fund for the first time, please consult a financial professional in your area. If you do not have a financial professional, please call Shareholders Services at 1-800-836-2211.

Class A Shares
Minimum Initial Investment Amount:	$1,000
Minimum Subsequent Investment Amount:	$25

Class I Shares
Minimum Initial Investment Amount:	$1,000,000
Minimum Subsequent Investment Amount:	$25

Service Class Shares
Minimum Initial Investment Amount:	None
Minimum Subsequent Investment Amount:	$25

Administrative Class Shares
Minimum Initial Investment Amount:	$1,000
Minimum Subsequent Investment Amount:	$25

Select Class Shares
Minimum Initial Investment Amount:	$100,000
Minimum Subsequent Investment Amount:	$25

Institutional Class Shares
Minimum Initial Investment Amount:	$5,000,000
Minimum Subsequent Investment Amount:	$25

Share Class Minimums-Bond & Equity Funds	Initial Purchase
	Class A	Class I1
General	$1,000	N/A	[2]
Uniform Gifts or Transfers to Minor Accounts	$1,000	N/A
IRAs	$250	N/A
SIMPLE IRAs	None	N/A
Systematic Investment Plans	$50	N/A
Clients of Eligible Financial Intermediaries	None	None
Benefit Plans with omnibus accounts held on the Books of the Funds	None	None
Other Benefit Plans[3]	None	N/A
Institutional Investors	$1,000	$1,000,000
1.	Class I Shares are offered to institutional and other eligible investors, including:
A.	Employee benefit plans with omnibus accounts held on the books of the Fund, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing plans, non-qualified deferred compensation plans, and other similar employer-sponsored retirement plans, and health savings accounts or similar accounts for employees of M&T Bank Corporation and its subsidiaries;
B.	Clients of eligible Financial Intermediaries, which are investors who invest in the Fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I Shares through a no-load network or platform;
C.	Institutional investors, including corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities; and
D.	Advisory or Trust clients of Wilmington Trust or its affiliates.
2.	The minimum investment amounts for Class I Shares may be waived for:

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A.	Retirement plans with omnibus accounts held on the books of the Fund, as defined in the above;
B.	Clients of eligible Financial Intermediaries, as defined in 1B above;
C.	Advisory or Trust clients of Wilmington Trust or its affiliates; and
D.	Shareholders who acquired Class I in the share class conversion dated April 13, 2013 who also remain subject to the $250 account balance minimum.
3.	Other benefit plans include (i) retirement plans investing through brokerage accounts. Individual retirement vehicles include traditional and Roth IRAs, (ii) individual retirement vehicles and (iii) health savings accounts and Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts. Other benefit plans are treated like individual investors for the purposes of determining sales charge reductions or waivers.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time. The minimum initial investment amounts for Class I will be waived for a current or retired/former Trustee, Director or employee of the Fund, the Advisor, the Distributor, the Sub-advisor and their affiliates, M&T Bank Corporation and their subsidiaries and the immediate family members of these individuals. (Immediate family member is defined as any parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships of these people).

Accounts With Low Balances

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below $250 (for Class A and Service Class Shares, and $10,000 for Class I Shares and Administrative Class Shares. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum account balance required.

Through Your Financial Intermediary

Shareholders normally purchase Shares through investment professionals and different types of customer accounts at financial intermediaries. You should read this prospectus together with any agreements between you and your financial intermediary to learn about procedures to follow, the services provided, the fees charged for those services, required earlier cutoff times than shown in this prospectus, and any restrictions and limitations imposed.

Directly With Wilmington Funds

To purchase Shares directly with the Trust, please call Shareholder Services at 1-800-836-2211.

Transactions by Telephone

Once your account is established, you may purchase, redeem or exchange Shares by telephone unless you have declined this privilege on your account application. Please call Shareholder Services at 1-800-836-2211 to transact by telephone.

The Funds reserve the right to modify or terminate telephone redemption and exchange privileges at any time.

Shareholders will be notified prior to any modification or termination. Your telephone instructions may be electronically recorded for your protection. Shareholders who purchase Shares by telephone or accept the telephone redemption or exchange privilege authorize the Trust and its agents to act upon their telephonic instructions for any account for which they have authorized such services. Redeeming or exchanging Shares over the telephone is convenient, but not without risk. Although the Funds have created certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following phone instructions we reasonably believe to be genuine. If you transact with the Fund over the telephone, you will generally bear the risk of any loss.

Payment Methods

Payment may be made by check, Federal Reserve System wire, or Automated Clearing House (“ACH”). Please see “Limitations on Redemption Proceeds” below for information on how your form of payment may impact the timing of redemption payments. Where a Fund offers more than one Share class and you do not specify the class choice on your form of payment, you generally will receive Class A Shares (Service Class Shares in the case of the Money Market Fund). Each payment must be accompanied by your name, the Fund’s name and Share class, and your account number (if established).

By Check

Current shareholders can purchase additional Shares by sending a check to the Trust accompanied by purchase instructions. Make your check payable to (Name of the Fund and Class of Shares) and mail it to Shareholder Services.

Regular mail	Express Mail
PO Box 9828 Providence, RI 02940	4400 Computer Drive Westborough, MA 01581

If you are not a current shareholder, please call Shareholder Services at 1-800-836-2211 for information on how to purchase Shares. Purchase orders by mail for non-Money Market Funds are considered received after payment by check has been converted into federal funds. This is normally the next business day after the check is received. However, payment may be delayed up to seven business days to allow your purchase payment to clear. Purchase orders by mail for Money Market Funds begin earning dividends on the day after the check is converted into federal funds.

The Funds do not accept cash, money orders, credit cards, travelers checks, or third party checks (for example, checks that are either not from the investor or made payable to a third party and endorsed over to the Trust).

By Federal Reserve System Wire

Once your account is established, ask your bank to wire money to the Fund’s custodian bank, accompanied by purchase instructions. For additional purchases, wire your investment along with your fund and account number. Wire orders will only be accepted on days on which the Funds, M&T Bank, and the Federal Reserve wire system are open

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for business. Some financial institutions may charge a fee for wire services. The Funds also reserve the right to charge a processing fee for wire transfers. Below is a chart that shows the different cutoff times for processing Fund purchases and what it means to you. The Funds are not responsible for delays in the receipt of wires.

FUND TYPE	Your Purchase Request in Proper Order/ Federal Funds Received Before: (Eastern time)	Results in:	Your Purchase Request In Proper Order and Federal Funds Received After: (Eastern time)	Results in:
Fixed Income, Asset Allocation, Equity and Alternative Funds	NYSE Close	Receive that day’s closing NAV	NYSE Close	Receive next calculated NAV
Tax-Exempt Money Market Fund	11:00 a.m.	Dividends earned that day	11:00 a.m., but before NYSE Close	Dividends earned beginning next day
Money Market Funds (except Tax-Exempt Money Market Fund)	3:00 p.m.	Dividends earned that day	3:00 p.m., but before NYSE Close	Dividend earned beginning next day

Send your wire to:

BNY Mellon Investment Servicing (US) Inc.

New York, NY

Dollar Amount of Wire

ABA Number 011001234

Account Number 0000733-8506

Attn: (Wilmington Fund Name)

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Further Credit To: (Wilmington Account name and number)

By ACH

Once your account is established, you may purchase Fund Shares by transferring money via ACH from your checking or savings account to your Fund account. You will not begin earning dividends on Fund Shares until the ACH transaction settles, which could be as soon as the next business day.

Systematic Investment Program

Once you have opened a Fund account, you can add to your investment on a regular basis in amounts of $25 or more through automatic deductions from your checking or savings account. To sign up for this program, please call Shareholder Services at 1-800-836-2211.

Redeeming Shares

To redeem Shares you must provide us with your name, the Fund’s name and Share class, your account number, the number of Shares or dollar amount you wish to redeem, and your choice of Payment Option. If you do not specify a Payment Option, a check will be mailed to you at your address of record. Redemption requests for Shares held through an IRA account must be made by mail and not by phone.

By Telephone

To redeem Shares by telephone, please call Shareholder Services at 1-800-836-2211. You are automatically eligible to make telephone redemptions unless you decline the privilege at the time you open your account. It is recommended that you provide the necessary information for the telephone redemption option on your initial application. If you do not do this and later wish to take advantage of the telephone redemption privilege, call Shareholder Services for authorization forms.

The Trust limits telephone redemptions to the address of record to $50,000. Telephone redemption requests above $50,000 may be transferred to a linked bank account on record. Otherwise, you must submit a written request with a Medallion signature guarantee. Please contact Shareholder Services for further information.

By Mail

Send your written request to Wilmington Funds.

Regular mail	Express Mail
PO Box 9828 Providence, RI 02940	4400 Computer Drive Westborough, MA 01581

Payment Options

You may receive your redemption proceeds by check, Federal Reserve System wire, or ACH transfer to your designated bank account. See “Limitations on Redemption Proceeds” below for additional information about payment of redemption proceeds. The Funds reserve the right to charge a fee for outgoing wires and overnight check requests. The Funds may, in their discretion, waive this fee under special circumstances.

By Check

Normally, a check for redemption proceeds is mailed within one business day after your redemption order is received, but in no event more than seven business days after receipt of a proper redemption request.

By Federal Reserve System Wire

Wire transfers of redemption proceeds can only be made on days on which the Federal Reserve wire system and the Funds are open for business. Certain financial institutions may charge a fee for the receipt of wire transfers. The Funds also reserve the right to charge a processing fee for wire transfers. Below is a chart that shows the different cutoff times for processing Fund redemptions by wire and what it means to you.

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FUND TYPE/NAME	Your Redemption Request in Proper Order Received Before: (Eastern time)	Results in:	Your Redemption Request in Proper Order Received After: (Eastern time)	Results in:
Bond, Fixed Income, Asset Allocation, Equity and Alternatives Funds	NYSE Close	Receive that day’s closing NAV Next day wire	NYSE Close	Receive next calculated NAV Second day wire
Tax-Exempt Money Market Fund	11:00 a.m.	Same day wire No dividends earned that day	11:00 a.m., but before NYSE Close	Next day wire Dividends earned that day
Money Market Funds (except Tax-Exempt Money Mark 3/4et Fund)	3:00 p.m.	Same day wire No dividends earned that day	3:00 p.m., but before NYSE Close	Next day wire Dividends earned that day

By ACH

You may have redemption proceeds sent directly to your checking or savings account via ACH transfer from the Fund. If you place your order by 11:00 a.m. (Eastern time) for the Tax-Exempt Money Market Fund, 3:00 p.m. (Eastern time) for the Taxable Money Market Funds, or the NYSE Close for the Fixed Income, Alternatives, Asset Allocation and Equity Funds, you will receive that day’s closing NAV. Since ACH transfers are processed overnight, you generally will not receive redemption proceeds until at least the second business day.

Systematic Withdrawal Program

You may automatically redeem Shares in a minimum amount of $50 ($1,000 for Select Class Shares and Class I Shares of the Funds) on a regular basis. Your account must be worth at least $10,000 at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Class A Shares subject to a sales charge while redeeming Shares using this program. For more information and an application form for this program call Shareholder Services at 1-800-836-2211.

Checkwriting

You may request checks to redeem shares of certain money market funds. Your account will continue to receive the daily dividend declared on the Shares being redeemed until the check is presented for payment. The ability to redeem Shares by check may not be available when establishing an account through a financial intermediary. You should read this prospectus together with any applicable agreement between you and your financial intermediary to learn about the services provided, the fees charged for those services, and any check minimum or maximum amounts, restrictions or other limitations that may be imposed. For more information, call Shareholder Services at 1-800-836-2211. See also “Limitations on Redemption Proceeds” below for additional restrictions.

Additional Conditions

Signature Guarantees

For your protection, the Trust requires the Medallion Guarantee (STAMP 2000 Medallion Guarantee) on written requests and instructions:

•	when you are requesting a redemption by check of $50,000 or more;

•	when you want a redemption to be sent to an address or bank account other than the one you have on record with the Fund;

•	when you want the redemption payable to someone other than the shareholder of record; or

•	when you request a bank account to be linked to your Wilmington Fund (all bank account owners must sign).

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker-dealer that is a domestic stock exchange member, but not by a notary public.

Limitations on Redemption Proceeds

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

•	to allow your purchase to clear (as discussed below);

•	during periods of market volatility;

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets;

•	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check) or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order. In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

•	when the NYSE is closed, other than customary weekend and holiday closings;

•	when trading on the NYSE is restricted, as determined by the SEC; or

•	in which an emergency exists as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

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Redemption In Kind

Although the Funds intend to pay Share redemptions in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Redemption from Retirement Accounts

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in a Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

Exchanging Shares

You may exchange Shares of a Wilmington Fund for the same Share class of another Wilmington Fund. All exchange requests must include your name and account number, the Fund’s name and Share class, the number of Shares or dollar amount you wish to exchange and the name of the Fund into which the exchange is to be made. In order to exchange Shares you must submit your request in proper form and:

•	meet the minimum initial investment requirements (if the exchange results in the establishment of a new account);

•	establish an account in the Fund you want to acquire if you do not have an account in that Fund;

•	ensure that the account registrations are identical;

•	receive a prospectus for the Fund into which you wish to exchange; and

•	only exchange into a Fund that may be legally sold in your state of residence.

An exchange is treated as a redemption and subsequent purchase and is a taxable transaction. The Funds may modify or terminate the exchange privilege at any time, and shareholders will be notified prior to any modification or termination.

By Telephone

To request an exchange, and for additional information about the exchange privilege, call Shareholder Services at 1-800-836-2211. Below is a chart that shows the cutoff time for processing Fund exchanges and what it means to you.

FUND TYPE/NAME	Your Exchange Request in Proper Order Received Before: (Eastern time)	Results in:	Your Exchange Request in Proper Order Received After: (Eastern time)	Results in:
Fixed Income, Alternatives, Asset Allocation and Equity Funds	NYSE Close	Same day exchange	NYSE Close	Next day exchange
Tax-Exempt Money Market Fund	11:00 a.m.	Same day exchange	11:00 a.m.	Next day exchange
Money Market Funds (except Tax-Exempt Money Market Fund)	3:00 p.m.	Same day exchange	3:00 p.m.	Next day exchange

You will not receive a dividend from the Fund into which you are exchanging on the date of the exchange.

You will automatically be eligible for telephone exchanges, unless you decline this privilege at the time you open your account. It is recommended that you provide the necessary information for the telephone exchange option on your initial application. If you do not do this and later wish to take advantage of the privilege, call Shareholder Services at 1-800-836-2211 for authorization forms.

By Mail

Send your written request to

Wilmington Funds

Regular Mail	Express Mail
PO Box 9828 Providence, RI 02940	4400 Computer Drive Westborough, MA 01581

Systematic Exchange Program

You may exchange Shares from one Fund into the same share class of another Fund on a monthly, quarterly or annual basis. Exchanges must be at least $25 and are subject to limitations as described above. For more information and an application form for this Program, call Shareholder Services at 1-800-836-2211.

Class A Share and Service Class Exchanges

Exchanges at NAV

If you exchange between Funds with different sales charges, the exchange will be made at NAV. However, you would pay applicable sales charges when exchanging Shares from a Money Market Funds into a Fixed Income, Alternatives, Asset Allocation or Equity Fund. If you paid a sales charge once (including Shares acquired through reinvestment of dividends and capital gains), you will not have to pay the sales charge again upon exchange. This is true even if you exchange out of a Fund with a sales charge, then into a Fund without a sales charge and back into a Fund with a sales charge.

If you formerly were a holder of Shares of FBR Maryland Tax-Free Portfolio and participated in the Reorganization of the Portfolio into Class A Shares of Wilmington Maryland Municipal Bond Fund, you may exchange such Class A Shares into Class A Shares of any other Wilmington Funds at NAV. In addition, you may purchase Class A Shares of any Wilmington Fund without paying a sales charge. In order to exchange into or purchase Class A Shares of any Wilmington Fund without paying a sales charge (where a sales charge would otherwise be imposed), you or your financial intermediary must notify ALPS Distributors, Inc. or Wilmington Funds Shareholder Services at the time of the transaction, except that such notice is not required to purchase additional Class A Shares of Wilmington Maryland Municipal Bond Fund without a sales charge if you became a shareholder of such Fund as part of the Reorganization.

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FREQUENT TRADING POLICIES

Exchanges Subject to a Sales Charge

If you invested in a Fund without a sales charge, and exchange into a Fund with a sales charge, you will be assessed the applicable sales charge when you make the exchange. However, the sales charge will not be applied to any Shares that you acquired through reinvestment of dividends and capital gains. Dividends of the Class A Shares, Administrative Shares and Service Shares of the Money Market Funds can be reinvested into Class A Shares of any other Wilmington Fund at NAV at time of payment.

Frequent Trading Policies

Fixed Income Funds, Asset Allocation Funds, Equity Funds and Alternatives Fund

Frequent or short-term trading into and out of a Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated or through an overall strategy to buy and sell Shares in response to incremental changes in the Fund’s NAV. This may be particularly likely where the Fund, directly or through an Underlying Fund, invests in high yield securities or securities priced in foreign markets.

The Funds’ Board has approved policies and procedures intended to discourage excessive trading of the Fund’s Shares. The Funds monitor trading in Shares in an effort to identify disruptive trading activity. Whether or not the specific testing criteria or monitoring limits proscribed by the policies and procedures are exceeded, the Funds’ management or Advisor may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder or broker is engaged in excessive trading that is or could be detrimental to the Funds and other shareholders and may preclude the shareholder or broker from making further purchases or exchanges of Shares. No matter how the Funds define their testing criteria for, or monitoring limits on, excessive trading of Shares, other purchases and sales of Shares may have adverse effects on the management of a Fund’s portfolio and its performance. The Funds’ excessive trading restrictions do not apply to purchases and sales of Shares of Wilmington Funds (Underlying Funds) by the Asset Allocation Funds. Allocation changes of the investing Asset Allocation Funds are monitored by WFMC management, and the managers of each Underlying Fund must determine that there is no material adverse impact on the Underlying Fund or its shareholders. The intent of this exception is to allow managers of the Asset Allocation Funds to accommodate cash flows that result from non-abusive trading in the Asset Allocations Funds, and to reallocate portfolio investments of Asset Allocation Funds among various Underlying Funds in accordance with the investment objectives of the Asset Allocation Funds, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nevertheless, as with any trading in Fund Shares, purchases and redemptions of Underlying Fund Shares by the Asset Allocation Funds could adversely affect the management of the Underlying Fund’s portfolio and its performance.

The Advisor will provide to the Funds’ Board a quarterly report of all occurrences deemed to be excessive trading during the preceding quarter, and a description of any action taken with respect thereto.

Money Market Funds

Given the short-term nature of the Money Market Funds’ investments and their use of the amortized cost method for calculating the NAV of Money Market Fund Shares, the Funds do not anticipate that in the normal case frequent or short-term trading into and out of the Money Market Funds will have significant adverse consequences for the Money Market Funds and their shareholders. For this reason, and because the Money Market Funds are intended to be used as liquid short-term investments, the Funds’ policies and procedures to discourage frequent or short-term trading do not apply to the Money Market Funds’ Shares. However, the Money Market Funds may limit or terminate the availability of purchases or exchanges to a shareholder and may bar the shareholder from purchasing or exchanging Shares of the Money Market Funds and other non-Money Market Funds if the Funds’ management or Advisor determines from the amount, frequency or pattern of purchased and redemptions or exchanges that the shareholder is engaged in excessive trading that is or could be detrimental to the non-Money Market Funds and their shareholders.

Account And Share Information

Corporate Resolutions

Corporations and certain other organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organization.

Confirmations and Account Statements

Except with respect to the Money Market Funds, you will receive written confirmation of purchases, redemptions and exchanges (except systematic transactions). Money Market Funds send monthly statements in lieu of share activity confirmations. Shareholders of all other Funds also will receive quarterly statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

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Retirement Investments

Shares of the Funds can be purchased as an investment for retirement plans or IRA accounts. You may be subject to an annual IRA account fee. Each Tax-Exempt Money Market Fund, Maryland Municipal Bond Fund and New York Municipal Bond Fund are generally not appropriate for retirement plans or IRA accounts. For further details, contact Shareholder Services at 1-800-836-2211.

Distribution of Fund Shares

ALPS Distributors, Inc., whose address is 1290 Broadway, Suite 1100 Denver, CO 80203, serves as the Distributor of the Funds offered by this prospectus.

The Distributor markets the Shares described in this prospectus to institutions or individuals, directly or through a financial intermediary that has an agreement with the Distributor. When the Distributor receives marketing fees and sales charges, it may pay some or all of them to financial intermediaries. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to financial intermediaries for marketing and servicing Shares. Financial intermediaries include the Advisor and its affiliates. You should consult your financial intermediary to determine what types of compensation it may receive for selling Fund Shares.

Rule 12b-1 Plans (Class A Shares, Service Shares and Administrative Shares)

Certain Funds have adopted a Rule 12b-1 Plan (the “Plan”) on behalf of Class A Shares, Service Shares and Administrative Shares, offered by this prospectus, which allows them to pay distribution fees to financial intermediaries (which may be paid through the Distributor) at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A Shares, Service Shares, and Administrative Shares, for the sale, distribution, administration, customer servicing and recordkeeping of these Shares. There is no plan for the Select Shares of the Money Market Funds and the Institutional Shares of the Prime Money Market Fund and U.S. Government Money Market Fund. These fees may be paid to the Distributor, the Advisor and their affiliates. The Funds may waive or reduce the maximum amount of Rule 12b-1 fees it pays from time to time in their sole discretion. In addition, a financial intermediary (including the Distributor, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other Shares with different sales charges and marketing fees.

Shareholder Services Plans (Class A Shares, Class I Shares, Service Shares, Administrative Shares and Select Class Shares)

The Funds have adopted a Shareholder Services Plan on behalf of Class A Shares, Class I Shares, Service Shares, Administrative Shares, and Select Class Shares which is administered by ALPS Distributors, Inc. to pay service fees to financial intermediaries (which may include the Distributor, the Advisor or their affiliates) for providing services to the Funds and their shareholders and maintaining shareholders accounts. M&T Securities, Inc. (“M&T Securities”) has entered into a shareholder services agreement with ALPS Distributors, Inc. under which it is entitled to receive a shareholder services fee for acting as shareholder servicing agent for the Funds, including providing shareholder assistance, and communicating or facilitating purchases and redemptions of Shares, and distributing prospectuses and other information.

Additional Payments to Financial Intermediaries

The Advisor and its affiliates may pay out of their own reasonable resources and legitimate profits amounts (including items of material value) to certain financial intermediaries (including the Distributor) to support the sale of Shares or provide services to the Fund shareholders. The amounts of these payments could be significant and may create an incentive for the financial intermediaries or its employees or associated persons to recommend or sell Shares of the Fund to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ prospectus because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or shareholder service fee arrangement. Contact your financial intermediary for information about any payments it receives from the Distributor, the Advisor, their affiliates, or the Fund and any services the financial intermediary provides. The SAI contains additional information on the types of additional payments that may be paid.

Dividends, Distributions, and Taxes

Each of the New York Municipal Bond Fund, Maryland Municipal Bond Fund, Municipal Bond Fund and Tax-Exempt Money Market Fund is also referred to as a “Tax-Free Fund.”

Dividends and Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute all of its

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DIVIDENDS, DISTRIBUTIONS, AND TAXES

net investment income, if any, to shareholders as dividends as described in the table below.

FUND	Dividends Declared/ Dividends Paid
Large-Cap Growth Fund, Mid-Cap Growth Fund, Small-Cap Growth Fund	Annually/Annually
Large-Cap Strategy Fund, Large-Cap Value Fund, Small-Cap Strategy Fund, Multi-Manager International Fund, Multi-Manager Alternatives Fund, Multi-Manager Real Asset Fund, Strategic Allocation Conservative Fund, Strategic Allocation Moderate Fund, Strategic Allocation Aggressive Fund	Quarterly/Quarterly
Broad Market Bond Fund, Intermediate-Term Bond Fund, Prime Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Maryland Municipal Bond Fund, New York Municipal Bond Fund, Tax-Exempt Money Market Fund, Short Duration Government Bond Fund, Short-Term Corporate Bond Fund, Municipal Bond Fund	Daily/Monthly

Each Fund will distribute net realized capital gains, if any, at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

Only shareholders of a Fund on the record date are entitled to receive payments of dividends and/or capital gains. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. If the Funds receive returned mail from the address to which cash distributions are being mailed, a second attempt will be made to deliver the proceeds. After a second postal return, your account will be coded to reinvest all future distributions until such time that a correct address is provided.

Annual Statements and Tax Forms

Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Your statement will show the exempt-interest dividends you received and the separately-identified portion that constitutes an item of tax preference for purposes of the alternative minimum tax (tax-exempt AMT interest). Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to shareholders. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “Buying a Dividend”

At the time you purchase your Fund shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax Considerations

Fund Distributions Except for the Tax-Free Funds (See, “Additional Information for the Tax-Free Funds below), each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

The Funds’ distributions (other than the Tax-Free Funds’) are expected to be primarily from the following sources:

FUND	Distributions are Expected To be Primarily
Multi-Manager International Fund, Multi-Manager Real Asset Fund, Large-Cap Strategy Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid Cap Growth Fund, Small-Cap Strategy Fund, Small-Cap Growth Fund, Strategic Allocation Conservative Fund, Strategic Allocation Moderate Fund, Strategic Allocation Aggressive Fund, Broad Market Bond Fund, Intermediate-Term Bond Fund, and Multi-Manager Alternatives Fund, Short Duration Government Bond Fund, and Short-Term Corporate Bond Fund	Ordinary Income and/or Capital Gains
Municipal Bond Fund, Prime Money Market Fund, U.S. Government Money Market Fund, and U.S. Treasury Money Market Fund	Ordinary Income

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. The Money Market Funds do not expect to realize any long-term capital gains or losses. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Because the income of the Money Market Funds and Fixed Income Funds is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by a Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

Sale or Redemption of Fund Shares A sale or redemption of Fund shares is a taxable event and, accordingly, a capital

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DIVIDENDS, DISTRIBUTIONS, AND TAXES

gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Wilmington Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date (“covered shares”), cost basis will be reported to you and the Internal Revenue Service. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund in writing to use a different calculation method. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. Cost basis reporting is not required for certain shareholders, including shareholders investing in a Fund through a tax-advantaged retirement account or shareholders investing in a money market fund that maintains a stable net asset value. Because the Money Market Funds expect to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or redemption of shares in a Money Market Fund.

Medicare Tax For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return. Net investment income does not include exempt-interest dividends.

Backup Withholding By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-U.S. Investors Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any, exempt-interest dividends and, with respect to taxable years of a Fund that begin before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% (or the then applicable rate) if you fail to properly certify that you are not a U.S. person.

Other Reporting and Withholding Requirements Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014, and (b) certain capital gain distributions and proceeds arising from the sale of Fund shares paid by a Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the Internal Revenue Service to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Additional Information for the Tax-Free Funds

Exempt-Interest Dividends Dividends from each Tax-Free Fund will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

Because of these tax exemptions, a Tax-Free Fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in a Fund.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Each Tax-Free Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax, unless such bonds were issued in 2009 or 2010.

132	August 31, 2013 / PROSPECTUS

DIVIDENDS, DISTRIBUTIONS, AND TAXES

While the Tax-Free Funds endeavor to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the Internal Revenue Service or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Taxable Income Dividends Each Tax-Free Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. Each Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividend income subject to reduced rates of taxation for individuals. Distributions of ordinary income are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

Capital Gain Distributions Each Tax-Free Fund also may realize net long-term capital gains from the sale of its portfolio securities. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. The Money Market Funds do not expect to realize any long-term capital gains or losses.

This discussion of “Dividends, Distributions, and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Portfolio Holdings Information

Information concerning each Fund’s portfolio holdings is available in the “Funds & Performance” section of the Trust’s website at www.wilmingtonfunds.com. A complete listing of each Fund’s portfolio holdings as of the end of each month is posted on the website approximately 30 days after the end of the month and remains there until it is replaced with information for the next month. You may access this from the “Funds & Performance” page by selecting a Fund Name and Share Class, then selecting “Fund Holdings” under the Select Document pull down menu.

Summary portfolio composition information as of the close of each quarter is posted on the website approximately 30 days after the end of the quarter and remains there until replaced by the information for the succeeding quarter. The summary portfolio composition information may include the following types of information, but is subject to change:

•	For Equity Funds, Fixed Income Funds, Alternatives Fund and Asset Allocation Funds, identification of the Fund’s top ten holdings; and

•	For Equity Funds, Fixed Income Funds, Alternatives Fund, Asset Allocation Funds, and Money Market Funds, percentage breakdowns of the portfolio holdings by sector, credit quality, and/or country.

You may access this from the “Funds & Performance” page: click on “Class A Shares, Class C Shares, Class I Shares, Select Class Shares, Service Class Shares, Administrative Class Shares or Institutional Class Shares Quarterly Fact Sheets,” and select the appropriate link opposite the name of the Fund. You may also access a complete set of these monthly/ quarterly fact sheets by clicking on “Prospectus and Fund Guide” and selecting “Retail Fund Guide.”

In addition, each Fund’s annual and semi-annual reports contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. You may access this from the “Funds & Performance” page: click on “Funds Prospectuses & Regulatory Literature” and select the desired report from the following options: “Semi-Annual Report” or “Annual Report.” Each Fund prepares a report on Form N-Q of its portfolio holdings as of the end of the Fund’s first and third fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. Each of these fiscal quarter reports containing complete listings of the Fund’s portfolio holdings is filed with the SEC within 60 days of the end of the reporting period at the SEC’s website at www.sec.gov and is posted on the Funds’ website at www.wilmingtonfunds.com.

A description of the Funds’ Portfolio Holdings Disclosure Policy, which addresses the disclosure of the Funds’ portfolio securities, is available in the Funds’ SAI.

PROSPECTUS / August 31, 2013	133

FINANCIAL HIGHLIGHTS

Financial Highlights

The following financial highlights are intended to help you understand the financial performance of each Wilmington Fund’s Class A Shares, Class I Shares, Select Class Shares, Service Class Shares, Administrative Class Shares and Institutional Class Shares for the past five fiscal years, or since inception, if the life of the Fund or Class is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and capital gains. The information in this table has been audited by Ernst & Young LLP, independent registered public accounting firm, whose reports, along with the Funds’ audited financial statements, are included in the April 30, 2013 Annual Reports of the Trust, which are available upon request.

134	August 31, 2013 / PROSPECTUS

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period:

WILMINGTON LARGE-CAP STRATEGY FUND†

CLASS I	Year ended April 30, 2013	For the period July 1, 2011 through April 30, 2012*		Year ended June 30, 2011	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2008
Net Asset Value, Beginning of Period	$12.84	$12.13		$9.39	$8.61	$12.28	$14.40
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.26	0.16		0.20	0.10	0.12	0.09
Net Realized and Unrealized Gain (Loss) on Investments	1.79	0.71		2.72	0.79	(3.68)	(1.57)

Total Income (Loss) From Operations	2.05	0.87		2.92	0.89	(3.56)	(1.48)

Less Distributions From:
Net Investment Income	(0.26)	(0.16)		(0.18)	(0.11)	(0.11)	(0.09)
Net Realized Gains	—	—		—	—	—	(0.55)

Total Distributions	(0.26)	(0.16)		(0.18)	(0.11)	(0.11)	(0.64)

Net Asset Value, End of Period	$14.63	$12.84		$12.13	$9.39	$8.61	$12.28

Total Return(b)	16.25%	7.32%		31.24%	10.28%	(28.94)%	(10.75)%
Net Assets, End of Period (000’s)	$399,710	$374,903		$429,467	$118,102	$131,692	$242,391
Ratios to Average Net Assets
Gross Expense	0.88%	0.74	%(c)	0.69%	1.01%	1.18%	1.00%
Net Expenses(d)	0.25%	0.25	%(c)	0.25%	0.93%	1.00%	0.93%
Net Investment Income (Loss)	1.99%	1.70	%(c)	1.72%	0.99%	1.27%	0.67%
Portfolio Turnover Rate	24%	19%		39%	160%	224%	127%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	Annualized for periods less the one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†	Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Large-Cap Strategy Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.
*	Year end changed from June 30 to April 30.

(Financial Highlights continued next page)

PROSPECTUS / August 31, 2013	135

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON LARGE-CAP VALUE FUND

CLASS A	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Year	$10.61	$11.47	$9.85	$7.03		$11.32
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.12	0.06	0.01	0.04		0.19
Net Realized and Unrealized Gain (Loss) on Investments	1.00	(0.86)	1.64	2.83		(4.30)

Total Income (Loss) From Operations	1.12	(0.80)	1.65	2.87		(4.11)

Less Distributions From:
Net Investment Income	(0.12)	(0.06)	(0.03)	(0.05)		(0.15)
Net Realized Gains	—	—	—	—		(0.03)
Return of Capital	—	—	—	(0.00	)(b)	—

Total Distributions	(0.12)	(0.06)	(0.03)	(0.05)		(0.18)

Net Asset Value, End of Year	$11.61	$10.61	$11.47	$9.85		$7.03

Total Return(c)	10.65%	(6.94)%	16.79%	41.02%		(36.53)%
Net Assets, End of Year (000’s)	$5,928	$6,038	$7,315	$6,606		$5,027
Ratios to Average Net Assets
Gross Expense	1.46%	1.42%	1.43%	1.42%		1.34%
Net Expenses(d)	1.29%	1.29%	1.31%	1.15%		0.53%
Net Investment Income (Loss)	1.12%	0.56%	0.09%	0.41%		2.30%
Portfolio Turnover Rate	93%	37%	26%	29%		34%

CLASS I	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Year	$10.65	$11.51	$9.88	$7.05		$11.34
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.15	0.09	0.05	0.05		0.13
Net Realized and Unrealized Gain (Loss) on Investments	1.00	(0.86)	1.63	2.84		(4.26)

Total Income (Loss) From Operations	1.15	(0.77)	1.68	2.89		(4.13)

Less Distributions From:
Net Investment Income	(0.15)	(0.09)	(0.05)	(0.06)		(0.13)
Net Realized Gains	—	—	—	—		(0.03)
Return of Capital	—	—	—	(0.00	)(b)	—

Total Distributions	(0.15)	(0.09)	(0.05)	(0.06)		(0.16)

Net Asset Value, End of Year	$11.65	$10.65	$11.51	$9.88		$7.05

Total Return(c)	10.91%	(6.65)%	17.08%	41.23%		(36.62)%
Net Assets, End of Year (000’s)	$121,507	$135,556	$175,440	$156,442		$117,108
Ratios to Average Net Assets
Gross Expense	1.21%	1.17%	1.18%	1.17%		1.13%
Net Expenses(d)	1.04%	1.00%	1.02%	0.99%		0.96%
Net Investment Income	1.39%	0.85%	0.48%	0.57%		1.55%
Portfolio Turnover Rate	93%	37%	26%	29%		34%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

(Financial Highlights continued next page)

136	August 31, 2013 / PROSPECTUS

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON LARGE-CAP GROWTH FUND

CLASS A	2013		2012	2011	2010		2009
Net Asset Value, Beginning of Year	$8.97		$9.54	$8.09	$5.80		$8.75
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.00	(b)	(0.02)	(0.05)	0.00	(b)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.40		(0.41)	1.51	2.29		(2.93)

Total Income (Loss) From Operations	0.40		(0.43)	1.46	2.29		(2.94)

Less Distributions From:
Net Investment Income	(0.00	)(b)	—	(0.01)	(0.00	)(b)	(0.01)
Net Realized Gains	(0.82)		(0.14)	—	—		—

Total Distributions	(0.82)		(0.14)	(0.01)	—		(0.01)

Net Asset Value, End of Year	$8.55		$8.97	$9.54	$8.09		$5.80

Total Return(c)	5.39%		(4.36)%	18.00%	39.52%		(33.56)%
Net Assets, End of Year (000’s)	$17,131		$18,738	$22,790	$20,790		$15,714
Ratios to Average Net Assets
Gross Expense	1.80%		1.66%	1.66%	1.64%		1.53%
Net Expenses(d)	1.42%		1.42%	1.42%	1.29%		1.23%
Net Investment Income (Loss)	0.04%		(0.20)%	(0.58)%	(0.06)%		(0.16)%
Portfolio Turnover Rate	49%		83%	61%	83%		138%

CLASS I	2013		2012	2011	2010		2009
Net Asset Value, Beginning of Year	$9.02		$9.56	$8.09	$5.80		$8.75
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.05		0.02	0.02	0.01		0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.40		(0.41)	1.47	2.29		(2.95)

Total Income (Loss) From Operations	0.45		(0.39)	1.49	2.30		(2.93)

Less Distributions From:
Net Investment Income	(0.01)		(0.01)	(0.02)	(0.01)		(0.02)
Net Realized Gains	(0.82)		(0.14)	—	—		—

Total Distributions	(0.83)		(0.15)	(0.02)	(0.01)		(0.02)

Net Asset Value, End of Year	$8.64		$9.02	$9.56	$8.09		$5.80

Total Return(c)	5.92%		(3.96)%	18.40%	39.72%		(33.47)%
Net Assets, End of Year (000’s)	$51,014		$78,505	$123,247	$121,608		$92,658
Ratios to Average Net Assets
Gross Expense	1.55%		1.41%	1.41%	1.39%		1.36%
Net Expenses(d)	1.04%		1.03%	1.03%	1.10%		1.13%
Net Investment Income (Loss)	0.52%		0.20%	0.25%	0.14%		0.30%
Portfolio Turnover Rate	49%		83%	61%	83%		138%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

(Financial Highlights continued next page)

PROSPECTUS / August 31, 2013	137

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON MID-CAP GROWTH FUND

CLASS A	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Year	$15.21	$16.21	$12.24	$8.37		$13.43
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	(0.01)	(0.07)	(0.11)	(0.05)		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.38	(0.25)	4.08	3.93		(4.74)

Total Income (Loss) From Operations	1.37	(0.32)	3.97	3.88		(4.75)

Less Distributions From:
Net Investment Income	—	—	—	(0.01)		—
Net Realized Gains	(0.62)	(0.68)	—	—		(0.31)
Return of Capital	—	—	—	(0.00	)(b)	—

Total Distributions	(0.62)	(0.68)	—	(0.01)		(0.31)

Net Asset Value, End of Year	$15.96	$15.21	$16.21	$12.24		$8.37

Total Return(c)	9.55%	(1.55)%	32.43%	46.30%		(34.75)%
Net Assets, End of Year (000’s)	$56,837	$60,666	$63,168	$40,438		$19,638
Ratios to Average Net Assets
Gross Expense	1.56%	1.57%	1.62%	1.62%		1.59%
Net Expenses(d)	1.24%	1.24%	1.24%	1.13%		1.08%
Net Investment Income (Loss)	(0.08)%	(0.47)%	(0.85)%	(0.51)%		(0.10)%
Portfolio Turnover Rate	36%	44%	34%	56%		90%

CLASS I	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Year	$15.59	$16.57	$12.49	$8.54		$13.66
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.01	(0.04)	(0.07)	(0.04)		0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.42	(0.26)	4.15	4.00		(4.83)

Total Income (Loss) From Operations	1.43	(0.30)	4.08	3.96		(4.81)

Less Distributions From:
Net Investment Income	—	—	—	(0.01)		—
Net Realized Gains	(0.62)	(0.68)	—	—		(0.31)
Return of Capital	—	—	—	(0.00	)(b)	—

Total Distributions	(0.62)	(0.68)	—	(0.01)		(0.31)

Net Asset Value, End of Year	$16.40	$15.59	$16.57	$12.49		$8.54

Total Return(c)	9.70%	(1.40)%	32.67%	46.37%		(34.60)%
Net Assets, End of Year (000’s)	$244,427	$232,860	$187,207	$143,594		$95,447
Ratios to Average Net Assets
Gross Expense	1.31%	1.33%	1.37%	1.36%		1.39%
Net Expenses(d)	1.08%	1.06%	1.06%	0.96%		0.94%
Net Investment Income	0.08%	(0.30)%	(0.54)%	(0.33)%		0.18%
Portfolio Turnover Rate	36%	44%	34%	56%		90%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

(Financial Highlights continued next page)

138	August 31, 2013 / PROSPECTUS

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period:

WILMINGTON SMALL-CAP STRATEGY FUND†

CLASS I	Year ended April 30, 2013	For the period July 1, 2011 through April 30, 2012*		Year ended June 30, 2011	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2008
Net Asset Value, Beginning of Period	$10.59	$10.70		$7.90	$6.57	$9.16	$14.11
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.18	0.09		0.11	0.09	0.05	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.70	(0.10)		2.80	1.32	(2.60)	(2.25)

Total Income (Loss) From Operations	1.88	(0.01)		2.91	1.41	(2.55)	(2.27)

Less Distributions From:
Net Investment Income	(0.17)	(0.10)		(0.11)	(0.08)	(0.04)	—
Net Realized Gains	—	—		—	—	—	(2.68)

Total Distributions	(0.17)	(0.10)		(0.11)	(0.08)	(0.04)	(2.68)

Net Asset Value, End of Period	$12.30	$10.59		$10.70	$7.90	$6.57	$9.16

Total Return(b)	18.07%	0.06%		36.96%	21.47%	(27.72)%	(18.13)%
Net Assets, End of Period (000’s)	$72,487	$48,974		$127,968	$99,057	$62,938	$31,834
Ratios to Average Net Assets
Gross Expense	1.32%	1.16	%(c)	0.96%	1.07%	1.61%	1.92%
Net Expenses(d)	0.25%	0.25	%(c)	0.25%	0.25%	0.75%	1.25%
Net Investment Income (Loss)	1.60%	1.17	%(c)	1.18%	1.14%	0.81%	(0.15)%
Portfolio Turnover Rate	42%	10%		48%	84%	205%	134%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	Annualized for periods less the one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†	Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Small-Cap Strategy Fund, a series of WT Mutual Fund (the“WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.
*	Year end changed from June 30 to April 30.

(Financial Highlights continued next page)

PROSPECTUS / August 31, 2013	139

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON SMALL-CAP GROWTH FUND

CLASS A	2013		2012	2011	2010	2009
Net Asset Value, Beginning of Year	$16.62		$18.20	$14.48	$9.99	$15.53
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	(0.00	)(b)	(0.08)	(0.21)	(0.12)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	1.69		(1.50)	3.93	4.61	(5.48)

Total Income (Loss) From Operations	1.69		(1.58)	3.72	4.49	(5.54)

Less Distributions From:
Net Investment Income	(0.09)		—	—	—	—
Net Realized Gains	—		—	—	—	—

Total Distributions	(0.09)		—	—	—	—

Net Asset Value, End of Year	$18.22		$16.62	$18.20	$14.48	$9.99

Total Return(c)	10.21%		(8.68)%	25.69%	44.94%	(35.67)%
Net Assets, End of Year (000’s)	$36,269		$38,439	$47,884	$41,276	$29,935
Ratios to Average Net Assets
Gross Expense	1.71%		1.64%	1.67%	1.70%	1.66%
Net Expenses(d)	1.47%		1.44%	1.45%	1.30%	1.26%
Net Investment Income (Loss)	(0.01)%		(0.54)%	(1.43)%	(0.98)%	(0.49)%
Portfolio Turnover Rate	142%		561%	393%	635%	865%

CLASS I	2013		2012	2011	2010	2009
Net Asset Value, Beginning of Year	$17.16		$18.76	$14.89	$10.26	$15.94
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.04		(0.05)	(0.12)	(0.10)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.75		(1.55)	3.99	4.73	(5.63)

Total Income (Loss) From Operations	1.79		(1.60)	3.87	4.63	(5.68)

Less Distributions From:
Net Investment Income	(0.10)		—	—	—	—
Net Realized Gains	—		—	—	—	—

Total Distributions	(0.10)		—	—	—	—

Net Asset Value, End of Year	$18.85		$17.16	$18.76	$14.89	$10.26

Total Return(c)	10.47%		(8.53)%	25.99%	45.13%	(35.63)%
Net Assets, End of Year (000’s)	$104,328		$124,964	$148,560	$130,502	$93,014
Ratios to Average Net Assets
Gross Expense	1.46%		1.39%	1.42%	1.45%	1.43%
Net Expenses(d)	1.25%		1.21%	1.24%	1.17%	1.18%
Net Investment Income (Loss)	0.21%		(0.30)%	(0.81)%	(0.84)%	(0.40)%
Portfolio Turnover Rate	142%		561%	393%	635%	865%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

(Financial Highlights continued next page)

140	August 31, 2013 / PROSPECTUS

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND†

CLASS A	Year ended April 30, 2013	For the period July 1, 2011 through April 30, 2012*		Year ended June 30, 2011	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2008
Net Asset Value, Beginning of Period	$ 6.72	$ 7.63		$ 5.95	$ 5.36	$ 8.50	$ 11.75
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.09	0.16		0.12	0.06	0.08	0.15
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.57	(1.05)		1.64	0.63	(2.92)	(1.23)

Total Income (Loss) From Operations	0.66	(0.89)		1.76	0.69	(2.84)	(1.08)

Less Distributions From:
Net Investment Income	(0.11)	(0.02)		(0.08)	(0.10)	(0.10)	(0.25)
Net Realized Gains	—	—		—	—	(0.20)	(1.92)
Return of Capital	—	—		—	0.00 (b)	—	—

Total Distributions	(0.11)	(0.02)		(0.08)	(0.10)	(0.30)	(2.17)

Net Asset Value, End of Period	$ 7.27	$ 6.72		$ 7.63	$ 5.95	$ 5.36	$ 8.50

Total Return(c)	10.17%	(11.65)%		29.57%	12.74%	(32.95)%	(10.66)%
Net Assets, End of Period (000’s)	$6,301	$6,682		$571	$83	$80	$118
Ratios to Average Net Assets
Gross Expense	1.78%	1.62	%(d)	1.59%	1.63%	1.72%	1.40%
Net Expenses(e)	1.48%	1.42	%(d)	1.58%	1.62%	1.65%	1.40%
Net Investment Income (Loss)	1.38%	2.77	%(d)	1.61%	0.89%	1.53%	1.46%
Portfolio Turnover Rate	72%	85%		98%	107%	136%	124%

CLASS I	Year ended April 30, 2013	For the period July 1, 2011 through April 30, 2012*		Year ended June 30, 2011	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2008
Net Asset Value, Beginning of Period	$ 6.75	$ 7.66		$ 5.97	$ 5.37	$ 8.51	$11.76
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.10	0.06		0.10	0.07	0.10	0.18
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.57	(0.94)		1.67	0.64	(2.93)	(1.24)

Total Income (Loss) From Operations	0.67	(0.88)		1.77	0.71	(2.83)	(1.06)

Less Distributions From:
Net Investment Income	(0.12)	(0.03)		(0.08)	(0.11)	(0.11)	(0.27)
Net Realized Gains	—	—		—	—	(0.20)	(1.92)
Return of Capital	—	—		—	0.00 (b)	—	—

Total Distributions	(0.12)	(0.03)		(0.08)	(0.11)	(0.31)	(2.19)

Net Asset Value, End of Period	$ 7.30	$ 6.75		$ 7.66	$ 5.97	$ 5.37	$ 8.51

Total Return(c)	10.22%	(11.45)%		29.78%	13.10%	(32.82)%	(10.49)%
Net Assets, End of Period (000’s)	$512,889	$395,690		$373,798	$249,031	$395,536	$1,035,939
Ratios to Average Net Assets
Gross Expense	1.54%	1.42	%(d)	1.43%	1.38%	1.42%	1.16%
Net Expenses(e)	1.35%	1.38	%(d)	1.41%	1.37%	1.40%	1.15%
Net Investment Income (Loss)	1.47%	1.17	%(d)	1.38%	1.03%	1.64%	1.75%
Portfolio Turnover Rate	72%	85%		98%	107%	136%	124%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $.01 per share.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	Annualized for periods less the one year.
(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†	Effective March 9, 2012, the Fund acquired all the assets and liabilities of the Wilmington Multi-Manager International Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the period prior to this date reflect the performance of the WT Fund.
*	Year end changed from June 30 to April 30.

(Financial Highlights continued next page)

PROSPECTUS / August 31, 2013	141

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

WILMINGTON MULTI-MANAGER ALTERNATIVES FUND

CLASS A	Year ended April 30, 2013		For the period January 12, 2012* through April 30, 2012
Net Asset Value, Beginning of Period	$10.11		$10.00
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.00	(b)	0.03
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.56		0.08

Total Income (Loss) From Operations	0.56		0.11

Less Distributions From:
Net Investment Income	(0.03)		—
Net Realized Gains	(0.06)		—

Total Distributions	(0.09)		—

Net Asset Value, End of Period	$10.58		$10.11

Total Return(c)	5.56%		1.10%
Net Assets, End of Period (000’s)	$2,397		$121
Ratios to Average Net Assets
Gross Expense	3.98%		4.66	%(d)
Net Expenses(e)(f)	2.84%		2.89	%(d)(g)
Net Investment Income (Loss)	0.00	%(h)	0.88	%(d)
Portfolio Turnover Rate	367%		8%

CLASS I	Year ended April 30, 2013		For the period January 12, 2012* through April 30, 2012
Net Asset Value, Beginning of Period	$10.08		$10.00
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.03		0.06
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.56		0.05

Total Income (Loss) From Operations	0.59		0.11

Less Distributions From:
Net Investment Income	(0.05)		(0.03)
Net Realized Gains	(0.06)		—

Total Distributions	(0.11)		(0.03)

Net Asset Value, End of Period	$10.56		$10.08

Total Return(c)	5.91%		1.10%
Net Assets, End of Period (000’s)	$44,660		$24,935
Ratios to Average Net Assets
Gross Expense	3.77%		4.33	%(d)
Net Expenses(e)(f)	2.65%		2.39	%(d)(g)
Net Investment Income (Loss)	0.29%		2.11	%(d)
Portfolio Turnover Rate	367%		8%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	Annualized for periods less the one year.
(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(f)	Expense ratio includes dividend and interest expense related to short sales. Excluding such dividend and interest expense, the ratio of expenses to average net assets for the year and the period presented would be:

	Class A	Class I
2013	2.24%	1.98%
2012	2.48%	1.98%

(g)	Ratio of expenses to average net assets was increased by 0.41% to include dividend and interest expenses related to short sales.
(h)	Represents less than 0.005%.
*	Commencement of operations.

(Financial Highlights continued next page)

142	August 31, 2013 / PROSPECTUS

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

WILMINGTON MULTI-MANAGER REAL ASSET FUND†

CLASS A	Year ended April 30, 2013	For the period July 1, 2011 through April 30, 2012*		Year ended June 30, 2011	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2008
Net Asset Value, Beginning of Period	$14.28	$14.00		$12.10	$11.60	$17.75	$15.34
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.18	(0.21)		0.63	0.02	0.15	0.63
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	1.28	0.50		1.91	0.75	(4.89)	2.65

Total Income (Loss) From Operations	1.46	0.29		2.54	0.77	(4.74)	3.28

Less Distributions From:
Net Investment Income	(0.19)	(0.01)		(0.64)	(0.27)	(0.59)	(0.54)
Net Realized Gains	—	—		—	—	(0.82)	(0.33)

Total Distributions	(0.19)	(0.01)		(0.64)	(0.27)	(1.41)	(0.87)

Net Asset Value, End of Period	$15.55	$14.28		$14.00	$12.10	$11.60	$17.75

Total Return(b)	10.33%	2.04%		21.45%	6.57%	(26.78)%	22.00%
Net Assets, End of Period (000’s)	$6,337	$7,038		$13,773	$16,305	$20,073	$32,637
Ratios to Average Net Assets
Gross Expense	1.55%	1.33	%(c)	1.25%	1.20%	1.09%	0.99%
Net Expenses(d)	1.27%	1.28	%(c)	1.25%	1.19%	1.07%	0.90%
Net Investment Income (Loss)	1.13%	(1.86	)%(c)	4.64%	0.13%	1.15%	3.61%
Portfolio Turnover Rate	131%	180%		199%	156%	115%	72%

CLASS I	Year ended April 30, 2013	For the period July 1, 2011 through April 30, 2012*		Year ended June 30, 2011	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2008
Net Asset Value, Beginning of Period	$14.33	$14.02		$12.11	$11.61	$17.75	$15.33
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.20	(0.09)		0.65	0.04	0.28	0.60
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	1.30	0.41		1.94	0.75	(4.99)	2.71

Total Income (Loss) From Operations	1.50	0.32		2.59	0.79	(4.71)	3.31

Less Distributions From:
Net Investment Income	(0.22)	(0.01)		(0.68)	(0.29)	(0.61)	(0.56)
Net Realized Gains	—	—		—	—	(0.82)	(0.33)

Total Distributions	(0.22)	(0.01)		(0.68)	(0.29)	(1.43)	(0.89)

Net Asset Value, End of Period	$15.61	$14.33		$14.02	$12.11	$11.61	$17.75

Total Return(b)	10.58%	2.31%		21.70%	6.76%	(26.59)%	22.27%
Net Assets, End of Period (000’s)	$440,999	$344,650		$252,497	$283,703	$368,263	$782,540
Ratios to Average Net Assets
Gross Expense	1.31%	1.08	%(c)	1.00%	0.95%	0.82%	0.65%
Net Expenses(d)	1.02%	1.02	%(c)	1.00%	0.94%	0.82%	0.65%
Net Investment Income (Loss)	1.39%	(0.74	)%(c)	4.82%	0.33%	2.09%	3.64%
Portfolio Turnover Rate	131%	180%		199%	156%	115%	72%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	Annualized for periods less the one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†	Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Multi-Manager Real Asset Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.
*	Year end changed from June 30 to April 30.

(Financial Highlights continued next page)

PROSPECTUS / August 31, 2013	143

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND†

CLASS A	Year ended April 30, 2013	For the period July 1, 2011 through April 30, 2012*		Year ended June 30, 2011	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2008
Net Asset Value, Beginning of Period	$10.61	$10.60		$9.66	$9.02	$10.54	$10.80
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.18	0.17		0.26	0.26	0.28	0.28
Net Realized and Unrealized Gain (Loss) on Investments	0.45	0.05		0.95	0.64	(1.41)	(0.13)

Total Income (Loss) From Operations	0.63	0.22		1.21	0.90	(1.13)	0.15

Less Distributions From(b):
Net Investment Income	(0.21)	(0.21)		(0.27)	(0.26)	(0.25)	(0.28)
Net Realized Gains	—	—		—	—	(0.14)	(0.13)

Total Distributions	(0.21)	(0.21)		(0.27)	(0.26)	(0.39)	(0.41)

Net Asset Value, End of Period	$11.03	$10.61		$10.60	$9.66	$9.02	$10.54

Total Return(c)	5.97%	2.15%		12.58%	9.98%	(10.57)%	1.35%
Net Assets, End of Period (000’s)	$6,016	$7,003		$8,003	$9,890	$3,402	$4,777
Ratios to Average Net Assets
Gross Expense(d)	1.35%	0.77	%(e)	0.60%	0.64%	1.56%	1.68%
Net Expenses(d)(f)	0.72%	0.63	%(e)	0.60%	0.64%	0.75%	0.75%
Net Investment Income (Loss)	1.71%	1.95	%(e)	2.54%	2.65%	3.02%	2.61%
Portfolio Turnover Rate	29%	37%		26%	92%	31%	25%

CLASS I	Year ended April 30, 2013	For the period July 1, 2011 through April 30, 2012*		Year ended June 30, 2011	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2008
Net Asset Value, Beginning of Period	$10.64	$10.62		$9.67	$9.04	$10.55	$10.81
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.21	0.19		0.29	0.29	0.31	0.31
Net Realized and Unrealized Gain (Loss) on Investments	0.43	0.06		0.95	0.62	(1.41)	(0.14)

Total Income (Loss) From Operations	0.64	0.25		1.24	0.91	(1.10)	0.17

Less Distributions From(b):
Net Investment Income	(0.23)	(0.23)		(0.29)	(0.28)	(0.27)	(0.30)
Net Realized Gains	—	—		—	—	(0.14)	(0.13)

Total Distributions	(0.23)	(0.23)		(0.29)	(0.28)	(0.41)	(0.43)

Net Asset Value, End of Period	$11.05	$10.64		$10.62	$9.67	$9.04	$10.55

Total Return(c)	6.13%	2.44%		12.96%	10.12%	(10.30)%	1.58%
Net Assets, End of Period (000’s)	$41,918	$45,299		$55,226	$53,131	$13,021	$8,058
Ratios to Average Net Assets
Gross Expense(d)	1.10%	0.52	%(e)	0.35%	0.39%	1.30%	1.43%
Net Expenses(d)(f)	0.47%	0.38	%(e)	0.35%	0.39%	0.50%	0.50%
Net Investment Income (Loss)	1.95%	2.20	%(e)	2.81%	2.91%	3.42%	2.83%
Portfolio Turnover Rate	29%	37%		26%	92%	31%	25%

(a)	Per share numbers have been calculated using the average shares method.
(b)	For financial reporting purposes, certain distributions from net investment income for Federal income tax purposes have been reclassified to distributions from realized gains.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Annualized for periods less the one year.
(f)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†	Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Conservative Asset Allocation Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.
*	Year end changed from June 30 to April 30.

(Financial Highlights continued next page)

144	August 31, 2013 / PROSPECTUS

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND†

CLASS A	2013	2012	2011		2010	2009
Net Asset Value, Beginning of Period	$9.26	$9.70	$8.62		$6.72	$10.07
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.13	0.11	0.10		0.04	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.61	(0.42)	1.13		1.87	(2.82)

Total Income (Loss) From Operations	0.74	(0.31)	1.23		1.91	(2.72)

Less Distributions From:
Net Investment Income	(0.14)	(0.12)	(0.12)		(0.01)	(0.10)
Net Realized Gains	—	(0.01)	(0.03)		—	(0.53)

Total Distributions	(0.14)	(0.13)	(0.15)		(0.01)	(0.63)

Net Asset Value, End of Period	$9.86	$9.26	$9.70		$8.62	$6.72

Total Return(b)	8.12%	(3.13)%	14.54%		28.39%	(26.61)%
Net Assets, End of Period (000’s)	$60,640	$65,285	$75,554		$21,822	$21,871
Ratios to Average Net Assets
Gross Expense(c)	1.45%	1.64%	1.51%		1.39%	1.48%
Net Expenses(c)(d)	0.84%	0.79%	0.73%		0.83%	0.86%
Net Investment Income (Loss)	1.36%	1.26%	0.97%		0.46%	1.31%
Portfolio Turnover Rate	32%	41%	55%		10%	42%

CLASS I	2013	2012	2011(e)
Net Asset Value, Beginning of Period	$9.25	$9.70	$8.08
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.15	0.14	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.61	(0.43)	1.66

Total Income (Loss) From Operations	0.76	(0.29)	1.76

Less Distributions From:
Net Investment Income	(0.17)	(0.15)	(0.11)
Net Realized Gains	—	(0.01)	(0.03)

Total Distributions	(0.17)	(0.16)	(0.14)

Net Asset Value, End of Period	$9.84	$9.25	$9.70

Total Return(b)	8.29%	(2.87)%	22.07%
Net Assets, End of Period (000’s)	$2,753	$3,108	$3,426
Ratios to Average Net Assets
Gross Expense(c)	1.20%	1.39%	1.44	%(f)
Net Expenses(c)(d)	0.59%	0.51%	0.67	%(f)
Net Investment Income (Loss)	1.59%	1.53%	1.25	%(f)
Portfolio Turnover Rate	32%	41%	55	%(g)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(e)	For the period from June 11, 2010 (commencement of operations) to April 30, 2011.
(f)	Annualized for periods less the one year.
(g)	Reflects portfolio turnover for the Fund for the year ended April 30, 2011.
†	Effective June 11, 2010, shareholders of the former Managed Allocation Fund—Aggressive Growth, Managed Allocation Fund—Moderate Growth, and Managed Allocation Fund—Conservative Growth became owners of the Strategic Allocation Fund in a plan of reorganization. See Note 8. Additionally, the accounting and performance history of the Managed Allocation Fund—Moderate Growth Fund was redesignated as that of the Strategic Allocation Fund for A Shares for periods prior to June 14, 2010.

(Financial Highlights continued next page)

PROSPECTUS / August 31, 2013	145

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND†

CLASS A	Year ended April 30, 2013	For the period July 1, 2011 through April 30, 2012*		Year ended June 30, 2011	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2008
Net Asset Value, Beginning of Period	$9.20	$9.33		$7.49	$6.81	$10.92	$12.19
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.10	0.05		0.14	0.10	0.12	0.17
Net Realized and Unrealized Gain (Loss) on Investments	1.02	(0.13)		1.85	0.68	(3.53)	(0.78)

Total Income (Loss) From Operations	1.12	(0.08)		1.99	0.78	(3.41)	(0.61)

Less Distributions From(b):
Net Investment Income	(0.11)	(0.05)		(0.15)	(0.10)	(0.12)	(0.17)
Net Realized Gains	—	—		—	—	(0.58)	(0.49)

Total Distributions	(0.11)	(0.05)		(0.15)	(0.10)	(0.70)	(0.66)

Net Asset Value, End of Period	$10.21	$9.20		$9.33	$7.49	$6.81	$10.92

Total Return(c)	12.26%	(0.75)%		26.66%	11.41%	(30.79)%	(5.37)%
Net Assets, End of Period (000’s)	$3,205	$3,074		$3,502	$3,788	$3,165	$4,737
Ratios to Average Net Assets
Gross Expense(d)	1.46%	0.88	%(e)	0.67%	0.58%	0.66%	0.61%
Net Expenses(d)(f)	0.87%	0.73	%(e)	0.67%	0.58%	0.65%	0.60%
Net Investment Income (Loss)	1.10%	0.75	%(e)	1.64%	1.23%	1.63%	1.41%
Portfolio Turnover Rate	43%	17%		34%	53%	59%	23%

CLASS I	Year ended April 30, 2013	For the period July 1, 2011 through April 30, 2012*		Year ended June 30, 2011	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2008
Net Asset Value, Beginning of Period	$9.22	$9.35		$7.51	$6.82	$10.93	$12.20
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.13	0.07		0.17	0.11	0.15	0.20
Net Realized and Unrealized Gain (Loss) on Investments	1.02	(0.13)		1.84	0.70	(3.54)	(0.78)

Total Income (Loss) From Operations	1.15	(0.06)		2.01	0.81	(3.39)	(0.58)

Less Distributions From(b):
Net Investment Income	(0.13)	(0.07)		(0.17)	(0.12)	(0.14)	(0.20)
Net Realized Gains	—	—		—	—	(0.58)	(0.49)

Total Distributions	(0.13)	(0.07)		(0.17)	(0.12)	(0.72)	(0.69)

Net Asset Value, End of Period	$10.24	$9.22		$9.35	$7.51	$6.82	$10.93

Total Return(c)	12.62%	(0.62)%		26.91%	11.80%	(30.63)%	(5.14)%
Net Assets, End of Period (000’s)	$35,826	$39,257		$51,887	$46,058	$51,823	$56,985
Ratios to Average Net Assets
Gross Expense(d)	1.21%	0.61	%(e)	0.42%	0.33%	0.41%	0.36%
Net Expenses(d)(f)	0.62%	0.48	%(e)	0.42%	0.33%	0.40%	0.35%
Net Investment Income (Loss)	1.38%	1.02	%(e)	1.89%	1.41%	1.97%	1.67%
Portfolio Turnover Rate	43%	17%		34%	53%	59%	23%

(a)	Per share numbers have been calculated using the average shares method.
(b)	For financial reporting purposes, certain distributions from net investment income for Federal income tax purposes have been reclassified to distributions from realized gains.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Annualized for periods less the one year.
(f)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†	Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Aggressive Asset Allocation Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.
*	Year end changed from June 30 to April 30.

(Financial Highlights continued next page)

146	August 31, 2013 / PROSPECTUS

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON INTERMEDIATE-TERM BOND FUND

CLASS A	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.64	$10.76	$10.63	$9.96	$9.97
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.18	0.24	0.34	0.43	0.41
Net Realized and Unrealized Gain (Loss) on Investments	0.13	0.28	0.24	0.68	(0.00)

Total Income (Loss) From Operations	0.31	0.52	0.58	1.11	0.41

Less Distributions From:
Net Investment Income	(0.19)	(0.25)	(0.35)	(0.44)	(0.42)
Net Realized Gains	(0.16)	(0.39)	(0.10)	—	—

Total Distributions	(0.35)	(0.64)	(0.45)	(0.44)	(0.42)

Net Asset Value, End of Year	$10.60	$10.64	$10.76	$10.63	$9.96

Total Return(b)	2.90%	4.96%	5.51%	11.33%	4.20%
Net Assets, End of Year (000’s)	$9,730	$12,961	$6,744	$5,777	$2,619
Ratios to Average Net Assets
Gross Expense	1.14%	1.35%	1.43%	1.41%	1.35%
Net Expenses(c)	0.94%	1.00%	1.01%	0.87%	0.78%
Net Investment Income (Loss)	1.69%	2.22%	3.18%	4.23%	4.22%
Portfolio Turnover Rate	52%	253%	485%	164%	191%

CLASS I	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.65	$10.77	$10.64	$9.96	$9.97
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.22	0.28	0.38	0.47	0.43
Net Realized and Unrealized Gain (Loss) on Investments	0.11	0.27	0.24	0.67	(0.01)

Total Income (Loss) From Operations	0.33	0.55	0.62	1.14	0.42

Less Distributions From:
Net Investment Income	(0.22)	(0.28)	(0.39)	(0.46)	(0.43)
Net Realized Gains	(0.16)	(0.39)	(0.10)	—	—

Total Distributions	(0.38)	(0.67)	(0.49)	(0.46)	(0.43)

Net Asset Value, End of Year	$10.60	$10.65	$10.77	$10.64	$9.96

Total Return(b)	3.15%	5.33%	5.96%	11.62%	4.35%
Net Assets, End of Year (000’s)	$201,572	$253,419	$107,625	$122,553	$126,742
Ratios to Average Net Assets
Gross Expense	0.89%	1.09%	1.17%	1.15%	1.09%
Net Expenses(c)	0.60%	0.64%	0.66%	0.63%	0.63%
Net Investment Income (Loss)	2.03%	2.58%	3.54%	4.49%	4.31%
Portfolio Turnover Rate	52%	253%	485%	164%	191%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

(Financial Highlights continued next page)

PROSPECTUS / August 31, 2013	147

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON BROAD MARKET BOND FUND

CLASS A	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.23	$10.16	$10.05	$9.24	$9.77
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.23	0.32	0.38	0.39	0.45
Net Realized and Unrealized Gain (Loss) on Investments	0.17	0.33	0.26	0.81	(0.54)

Total Income (Loss) From Operations	0.40	0.65	0.64	1.20	(0.09)

Less Distributions From:
Net Investment Income	(0.25)	(0.33)	(0.38)	(0.39)	(0.44)
Net Realized Gains	(0.19)	(0.25)	(0.15)	—	—

Total Distributions	(0.44)	(0.58)	(0.53)	(0.39)	(0.44)

Net Asset Value, End of Year	$10.19	$10.23	$10.16	$10.05	$9.24

Total Return(b)	3.93%	6.54%	6.50%	13.13%	(0.84)%
Net Assets, End of Year (000’s)	$6,951	$8,431	$6,602	$6,289	$5,681
Ratios to Average Net Assets
Gross Expense	1.17%	1.25%	1.28%	1.26%	1.32%
Net Expenses(c)	0.99%	1.00%	1.00%	0.84%	0.78%
Net Investment Income (Loss)	2.23%	3.12%	3.76%	4.00%	4.75%
Portfolio Turnover Rate	106%	93%	128%	142%	93%

CLASS I	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.07	$10.01	$9.90	$9.10	$9.63
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.26	0.35	0.41	0.40	0.43
Net Realized and Unrealized Gain (Loss) on Investments	0.17	0.32	0.26	0.80	(0.50)

Total Income (Loss) From Operations	0.43	0.67	0.67	1.20	(0.07)

Less Distributions From:
Net Investment Income	(0.28)	(0.36)	(0.41)	(0.40)	(0.46)
Net Realized Gains	(0.19)	(0.25)	(0.15)	—	—

Total Distributions	(0.47)	(0.61)	(0.56)	(0.40)	(0.46)

Net Asset Value, End of Year	$10.03	$10.07	$10.01	$9.90	$9.10

Total Return(b)	4.32%	6.90%	6.93%	13.39%	(0.71)%
Net Assets, End of Year (000’s)	$275,173	$291,976	$209,386	$205,794	$159,120
Ratios to Average Net Assets
Gross Expense	0.92%	1.00%	1.03%	1.01%	1.06%
Net Expenses(c)	0.64%	0.66%	0.66%	0.64%	0.64%
Net Investment Income (Loss)	2.57%	3.47%	4.12%	4.21%	4.83%
Portfolio Turnover Rate	106%	93%	128%	142%	93%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

(Financial Highlights continued next page)

148	August 31, 2013 / PROSPECTUS

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON SHORT-TERM CORPORATE BOND FUND

CLASS A	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.28	$10.29	$10.21	$9.89	$9.87
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.09	0.12	0.16	0.21	0.27
Net Realized and Unrealized Gain (Loss) on Investments	0.08	0.03	0.10	0.33	0.08

Total Income (Loss) From Operations	0.17	0.15	0.26	0.54	0.35

Less Distributions From:
Net Investment Income	(0.09)	(0.12)	(0.17)	(0.22)	(0.33)
Net Realized Gains	(0.03)	(0.04)	(0.01)	—	—

Total Distributions	(0.12)	(0.16)	(0.18)	(0.22)	(0.33)

Net Asset Value, End of Year	$10.33	$10.28	$10.29	$10.21	$9.89

Total Return(b)	1.66%	1.48%	2.57%	5.47%	3.59%
Net Assets, End of Year (000’s)	$3,129	$8,912	$11,905	$5,461	$453
Ratios to Average Net Assets
Gross Expense	1.20%	1.37%	1.45%	1.49%	1.48%
Net Expenses(c)	0.86%	0.86%	0.86%	0.92%	0.89%
Net Investment Income (Loss)	0.89%	1.16%	1.57%	2.04%	3.21%
Portfolio Turnover Rate	110%	73%	142%	81%	94%

CLASS I	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.28	$10.29	$10.21	$9.89	$9.88
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.12	0.15	0.18	0.23	0.33
Net Realized and Unrealized Gain (Loss) on Investments	0.08	0.03	0.10	0.32	0.02

Total Income (Loss) From Operations	0.20	0.18	0.28	0.55	0.35

Less Distributions From:
Net Investment Income	(0.12)	(0.15)	(0.19)	(0.23)	(0.34)
Net Realized Gains	(0.03)	(0.04)	(0.01)	—	—

Total Distributions	(0.15)	(0.19)	(0.20)	(0.23)	(0.34)

Net Asset Value, End of Year	$10.33	$10.28	$10.29	$10.21	$9.89

Total Return(b)	1.91%	1.74%	2.83%	5.66%	3.64%
Net Assets, End of Year (000’s)	$182,588	$189,176	$176,531	$108,636	$61,655
Ratios to Average Net Assets
Gross Expense	0.96%	1.11%	1.20%	1.22%	1.23%
Net Expenses(c)	0.61%	0.61%	0.61%	0.71%	0.73%
Net Investment Income (Loss)	1.12%	1.42%	1.81%	2.32%	3.42%
Portfolio Turnover Rate	110%	73%	142%	81%	94%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

(Financial Highlights continued next page)

PROSPECTUS / August 31, 2013	149

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON SHORT DURATION GOVERNMENT BOND FUND

CLASS A	2013	2012	2011		2010	2009
Net Asset Value, Beginning of Year	$9.79	$9.87	$9.90		$9.90	$9.78
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.10	0.16	0.21	(b)	0.30	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(0.02)	(0.02)	0.00	(b)(c)	0.01	0.12

Total Income (Loss) From Operations	0.08	0.14	0.21		0.31	0.44

Less Distributions From:
Net Investment Income	(0.15)	(0.22)	(0.24)		(0.31)	(0.32)
Net Realized Gains	(0.04)	—	—		—	—

Total Distributions	(0.19)	(0.22)	(0.24)		(0.31)	(0.32)

Net Asset Value, End of Year	$9.68	$9.79	$9.87		$9.90	$9.90

Total Return(d)	0.82%	1.40%	2.10%		3.15%	4.59%
Net Assets, End of Year (000’s)	$20,136	$22,874	$16,848		$10,680	$5,209
Ratios to Average Net Assets
Gross Expense	1.20%	1.27%	1.36%		1.36%	1.25%
Net Expenses(e)	0.89%	0.88%	0.89%		0.86%	0.80%
Net Investment Income (Loss)	1.02%	1.65%	2.09	%(b)	3.04%	3.27%
Portfolio Turnover Rate	31%	131%	255%		164%	84%

CLASS I	2013	2012	2011		2010	2009
Net Asset Value, Beginning of Year	$9.81	$9.89	$9.92		$9.92	$9.78
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.12	0.18	0.23	(b)	0.32	0.35
Net Realized and Unrealized Gain (Loss) on Investments	(0.02)	(0.02)	0.00	(b)(c)	0.00 (c)	0.13

Total Income (Loss) From Operations	0.10	0.16	0.23		0.32	0.48

Less Distributions From:
Net Investment Income	(0.17)	(0.24)	(0.26)		(0.32)	(0.34)
Net Realized Gains	(0.04)	—	—		—	—

Total Distributions	(0.21)	(0.24)	(0.26)		(0.32)	(0.34)

Net Asset Value, End of Year	$9.70	$9.81	$9.89		$9.92	$9.92

Total Return(d)	1.07%	1.66%	2.35%		3.32%	4.96%
Net Assets, End of Year (000’s)	$110,035	$151,399	$83,037		$77,725	$69,442
Ratios to Average Net Assets
Gross Expense	0.94%	1.01%	1.11%		1.11%	0.99%
Net Expenses(e)	0.64%	0.63%	0.64%		0.65%	0.65%
Net Investment Income (Loss)	1.27%	1.85%	2.34	%(b)	3.25%	3.45%
Portfolio Turnover Rate	31%	131%	255%		164%	84%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Net investment income per share and net realized and unrealized gain (loss) per share were (decreased)/increased by ($0.03) and $0.03, respectively, to reflect amortization adjustments and paydown losses. A corresponding adjustment was made to decrease the net investment income ratio by 0.27%.
(c)	Represents less than $0.005.
(d)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

(Financial Highlights continued next page)

150	August 31, 2013 / PROSPECTUS

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period:

WILMINGTON MUNICIPAL BOND FUND†

CLASS A	Year ended April 30, 2013	For the period July 1, 2011 through April 30, 2012*		Year ended June 30, 2011	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2008
Net Asset Value, Beginning of Period	$13.79	$13.18		$13.22	$12.64	$12.79	$12.75
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.24	0.29		0.42	0.46	0.47	0.45
Net Realized and Unrealized Gain (Loss) on Investments	0.27	0.78		0.04	0.61	(0.10)	0.04

Total Income (Loss) From Operations	0.51	1.07		0.46	1.07	0.37	0.49

Less Distributions From:
Net Investment Income	(0.24)	(0.29)		(0.42)	(0.46)	(0.47)	(0.45)
Net Realized Gains	(0.31)	(0.17)		(0.08)	(0.03)	(0.05)	—

Total Distributions	(0.55)	(0.46)		(0.50)	(0.49)	(0.52)	(0.45)

Net Asset Value, End of Period	$13.75	$13.79		$13.18	$13.22	$12.64	$12.79

Total Return(b)	3.74%	8.18%		3.56%	8.57%	3.04%	3.86%
Net Assets, End of Period (000’s)	$21,435	$708		$758	$579	$164	$11
Ratios to Average Net Assets
Gross Expense	1.13%	0.92	%(c)	0.86%	0.85%	0.87%	0.86%
Net Expenses(d)	0.86%	0.87	%(c)	0.86%	0.85%	0.87%	0.86%
Net Investment Income (Loss)	1.74%	2.56	%(c)	3.20%	3.55%	3.50%	3.48%
Portfolio Turnover Rate	38%	52%		30%	44%	19%	37%

CLASS I	Year ended April 30, 2013	For the period July 1, 2011 through April 30, 2012*		Year ended June 30, 2011	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2008
Net Asset Value, Beginning of Period	$13.79	$13.19		$13.22	$12.64	$12.79	$12.75
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.28	0.32		0.45	0.49	0.50	0.48
Net Realized and Unrealized Gain (Loss) on Investments	0.28	0.77		0.05	0.61	(0.10)	0.04

Total Income (Loss) From Operations	0.56	1.09		0.50	1.10	0.40	0.52

Less Distributions From:
Net Investment Income	(0.28)	(0.32)		(0.45)	(0.49)	(0.50)	(0.48)
Net Realized Gains	(0.31)	(0.17)		(0.08)	(0.03)	(0.05)	—

Total Distributions	(0.59)	(0.49)		(0.53)	(0.52)	(0.55)	(0.48)

Net Asset Value, End of Period	$13.76	$13.79		$13.19	$13.22	$12.64	$12.79

Total Return(b)	4.06%	8.33%		3.90%	8.84%	3.27%	4.09%
Net Assets, End of Period (000’s)	$247,914	$146,009		$141,519	$166,253	$135,073	$134,272
Ratios to Average Net Assets
Gross Expense	0.90%	0.68	%(c)	0.61%	0.60%	0.62%	0.61%
Net Expenses(d)	0.61%	0.62	%(c)	0.61%	0.60%	0.62%	0.61%
Net Investment Income (Loss)	2.01%	2.80	%(c)	3.44%	3.79%	3.99%	3.70%
Portfolio Turnover Rate	38%	52%		30%	44%	19%	37%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	Annualized for periods less the one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
*	Year end changed from June 30 to April 30.
†	Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Municipal Bond Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.

(Financial Highlights continued next page)

PROSPECTUS / August 31, 2013	151

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON MARYLAND MUNICIPAL BOND FUND

CLASS A	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.17	$ 9.77	$ 9.98	$ 9.50	$ 9.82
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.16	0.34	0.36	0.38	0.40
Net Realized and Unrealized Gain (Loss) on Investments	0.14	0.40	(0.21)	0.49	(0.30)

Total Income (Loss) From Operations	0.30	0.74	0.15	0.87	0.10

Less Distributions From:
Net Investment Income	(0.16)	(0.34)	(0.36)	(0.39)	(0.40)
Net Realized Gains	(0.04)	—	—	—	(0.02)

Total Distributions	(0.20)	(0.34)	(0.36)	(0.39)	(0.42)

Net Asset Value, End of Year	$10.27	$10.17	$9.77	$ 9.98	$ 9.50

Total Return(b)	2.92%	7.71%	1.54%	9.24%	1.10%
Net Assets, End of Year (000’s)	$33,461	$36,079	$34,550	$42,303	$38,627
Ratios to Average Net Assets
Gross Expense	1.19%	1.36%	1.38%	1.38%	1.38%
Net Expenses(c)	0.95%	0.94%	0.94%	0.82%	0.79%
Net Investment Income (Loss)	1.53%	3.41%	3.62%	3.90%	4.21%
Portfolio Turnover Rate	41%	34%	6%	8%	6%

CLASS I	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.18	$ 9.79	$ 9.99	$ 9.51	$ 9.83
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.19	0.37	0.39	0.40	0.41
Net Realized and Unrealized Gain (Loss) on Investments	0.15	0.39	(0.20)	0.48	(0.30)

Total Income (Loss) From Operations	0.34	0.76	0.19	0.88	0.11

Less Distributions From:
Net Investment Income	(0.19)	(0.37)	(0.39)	(0.40)	(0.41)
Net Realized Gains	(0.04)	—	—	—	(0.02)

Total Distributions	(0.23)	(0.37)	(0.39)	(0.40)	(0.43)

Net Asset Value, End of Year	$10.29	$10.18	$9.79	$ 9.99	$ 9.51

Total Return(b)	3.31%	7.89%	1.90%	9.33%	1.20%
Net Assets, End of Year (000’s)	$73,446	$75,423	$78,912	$85,039	$79,494
Ratios to Average Net Assets
Gross Expense	0.94%	1.11%	1.13%	1.13%	1.13%
Net Expenses(c)	0.67%	0.66%	0.67%	0.70%	0.70%
Net Investment Income (Loss)	1.81%	3.69%	3.90%	4.02%	4.30%
Portfolio Turnover Rate	41%	34%	6%	8%	6%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

(Financial Highlights continued next page)

152	August 31, 2013 / PROSPECTUS

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON NEW YORK MUNICIPAL BOND FUND

CLASS A	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.59	$10.08	$10.25	$ 9.89	$10.25
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.21	0.28	0.35	0.35	0.38
Net Realized and Unrealized Gain (Loss) on Investments	0.16	0.51	(0.16)	0.36	(0.34)

Total Income (Loss) From Operations	0.37	0.79	0.19	0.71	0.04

Less Distributions From:
Net Investment Income	(0.21)	(0.28)	(0.36)	(0.35)	(0.40)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.21)	(0.28)	(0.36)	(0.35)	(0.40)

Net Asset Value, End of Year	$10.75	$10.59	$10.08	$10.25	$ 9.89

Total Return(b)	3.48%	7.99%	1.83%	7.28%	0.44%
Net Assets, End of Year (000’s)	$31,239	$35,099	$34,107	$40,748	$33,904
Ratios to Average Net Assets
Gross Expense	1.20%	1.36%	1.40%	1.40%	1.40%
Net Expenses(c)	0.84%	0.84%	0.84%	0.80%	0.75%
Net Investment Income (Loss)	1.94%	2.73%	3.47%	3.42%	3.96%
Portfolio Turnover Rate	41%	87%	67%	64%	102%

CLASS I	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.60	$10.08	$10.26	$ 9.89	$10.25
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.23	0.31	0.38	0.36	0.41
Net Realized and Unrealized Gain (Loss) on Investments	0.16	0.52	(0.18)	0.37	(0.36)

Total Income (Loss) From Operations	0.39	0.83	0.20	0.73	0.05

Less Distributions From:
Net Investment Income	(0.23)	(0.31)	(0.38)	(0.36)	(0.41)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.23)	(0.31)	(0.38)	(0.36)	(0.41)

Net Asset Value, End of Year	$10.76	$10.60	$10.08	$10.26	$ 9.89

Total Return(b)	3.74%	8.33%	1.97%	7.54%	0.54%
Net Assets, End of Year (000’s)	$78,471	$74,913	$68,919	$67,239	$57,173
Ratios to Average Net Assets
Gross Expense	0.95%	1.11%	1.15%	1.15%	1.15%
Net Expenses(c)	0.59%	0.59%	0.59%	0.64%	0.65%
Net Investment Income (Loss)	2.18%	2.99%	3.71%	3.58%	4.11%
Portfolio Turnover Rate	41%	87%	67%	64%	102%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

(Financial Highlights continued next page)

PROSPECTUS / August 31, 2013	153

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON PRIME MONEY MARKET FUND

ADMINISTRATIVE CLASS	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Year	$ 1.000		$ 1.000		$ 1.000		$ 1.000		$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.012
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	—		—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.012

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.012)
Return of Capital	—		—		—		(0.000	)(a)	—

Total Distributions	(0.000)		(0.000)		(0.000)		(0.000)		(0.012)

Net Asset Value, End of Year	$ 1.000		$ 1.000		$ 1.000		$ 1.000		$ 1.000

Total Return(b)	0.03%		0.03%		0.04%		0.04%		1.25%
Net Assets, End of Year (000’s)	$382,757		$464,721		$416,387		$425,103		$447,219
Ratios to Average Net Assets
Gross Expense	0.97%		0.80%		0.75%		0.77%		0.74%
Net Expenses(c)	0.17%		0.16%		0.25%		0.26%		0.53%
Net Investment Income	0.03%		0.02%		0.04%		0.04%		1.55%

INSTITUTIONAL CLASS	2013		2012(d)
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.000		0.000

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)

Total Distributions	(0.000)		(0.000)

Net Asset Value, End of Period	$ 1.000		$ 1.000

Total Return(b)	0.03%		0.01%
Net Assets, End of Period (000’s)	$31,056		$42,072
Ratios to Average Net Assets
Gross Expense	0.47%		0.46	%(e)
Net Expenses(c)	0.17%		0.16	%(e)
Net Investment Income	0.03%		0.04	%(e)

SELECT CLASS	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Year	$ 1.000		$ 1.000		$ 1.000		$ 1.000		$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.011
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	—		—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.011

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.011)
Return of Capital	—		—		—		(0.000	)(a)	—

Total Distributions	(0.000)		(0.000)		(0.000)		(0.000)		(0.011)

Net Asset Value, End of Year	$ 1.000		$ 1.000		$ 1.000		$ 1.000		$ 1.000

Total Return(b)	0.03%		0.02%		0.01%		0.02%		1.13%
Net Assets, End of Year (000’s)	$2,528,068		$2,424,783		$345,931		$459,497		$630,429
Ratios to Average Net Assets
Gross Expense	0.72%		0.73%		0.75%		0.77%		0.76%
Net Expenses(c)	0.17%		0.16%		0.28%		0.29%		0.67%
Net Investment Income	0.03%		0.03%		0.01%		0.02%		1.20%

(Financial Highlights continued next page)

154	August 31, 2013 / PROSPECTUS

FINANCIAL HIGHLIGHTS (continued)

WILMINGTON PRIME MONEY MARKET FUND (continued)

SERVICE CLASS	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Year	$ 1.000		$ 1.000		$ 1.000		$ 1.000		$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.013
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	—		—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.013

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.013)
Return of Capital	—		—		—		(0.000	)(a)	—

Total Distributions	(0.000)		(0.000)		(0.000)		(0.000)		(0.013)

Net Asset Value, End of Year	$ 1.000		$ 1.000		$ 1.000		$ 1.000		$ 1.000

Total Return(b)	0.01%		0.01%		0.01%		0.03%		1.30%
Net Assets, End of Year (000’s)	$829,547		$779,543		$217,836		$244,661		$320,238
Ratios to Average Net Assets
Gross Expense	0.96%		0.98%		1.00%		1.02%		1.00%
Net Expenses(c)	0.19%		0.18%		0.28%		0.28%		0.49%
Net Investment Income	0.01%		0.01%		0.01%		0.03%		1.42%

(a)	Represents less than $0.001.
(b)	Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment manager and other service providers voluntarily waived a portion of their fees.
(d)	Reflects investment operations for the period from March 12, 2012 to April 30, 2012.
(e)	Annualized for periods less the one year.

(Financial Highlights continued next page)

PROSPECTUS / August 31, 2013	155

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

ADMINISTRATIVE CLASS	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Year	$1.000		$1.000		$ 1.000		$ 1.000		$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.012
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	—		—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.012

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.012)
Return of Capital	—		—		(0.000	)(a)	(0.000	)(a)	—

Total Distributions	(0.000)		(0.000)		(0.000)		(0.000)		(0.012)

Net Asset Value, End of Year	$1.000		$1.000		$ 1.000		$ 1.000		$ 1.000

Total Return(b)	0.01%		0.01%		0.01%		0.02%		1.23%
Net Assets, End of Year (000’s)	$1,885,193		$1,801,115		$1,493,139		$1,582,317		$1,642,160
Ratios to Average Net Assets
Gross Expense	0.96%		0.79%		0.73%		0.74%		0.73%
Net Expenses(c)	0.15%		0.12%		0.25%		0.29%		0.58%
Net Investment Income	0.01%		0.01%		0.01%		0.02%		1.17%

INSTITUTIONAL CLASS	2013		2012(d)
Net Asset Value, Beginning of Period	$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.000		0.000

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)

Total Distributions	(0.000)		(0.000)

Net Asset Value, End of Period	$1.000		$1.000

Total Return(b)	0.01%		0.00%
Net Assets, End of Period (000’s)	$25,683		$85,322
Ratios to Average Net Assets
Gross Expense	0.46%		0.46	%(e)
Net Expenses(c)	0.15%		0.13	%(e)
Net Investment Income	0.01%		0.01	%(e)

SELECT CLASS	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Year	$1.000		$1.000		$ 1.000		$ 1.000		$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.013
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	—		—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.013

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.013)
Return of Capital	—		—		(0.000	)(a)	(0.000	)(a)	—

Total Distributions	(0.000)		(0.000)		(0.000)		(0.000)		(0.013)

Net Asset Value, End of Year	$1.000		$1.000		$ 1.000		$ 1.000		$ 1.000

Total Return(b)	0.01%		0.01%		0.01%		0.02%		1.34%
Net Assets, End of Year (000’s)	$1,164,388		$1,213,146		$355,506		$496,004		$1,394,758
Ratios to Average Net Assets
Gross Expense	0.71%		0.72%		0.74%		0.75%		0.73%
Net Expenses(c)	0.15%		0.12%		0.26%		0.32%		0.48%
Net Investment Income	0.01%		0.01%		0.01%		0.02%		1.38%

(Financial Highlights continued next page)

156	August 31, 2013 / PROSPECTUS

FINANCIAL HIGHLIGHTS (continued)

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND (continued)

SERVICE CLASS	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Year	$1.000		$1.000		$ 1.000		$ 1.000		$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.011
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	—		—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.011

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.011)
Return of Capital	—		—		(0.000	)(a)	(0.000	)(a)	—

Total Distributions	(0.000)		(0.000)		(0.000)		(0.000)		(0.011)

Net Asset Value, End of Year	$1.000		$1.000		$ 1.000		$ 1.000		$ 1.000

Total Return(b)	0.01%		0.01%		0.01%		0.02%		1.14%
Net Assets, End of Year (000’s)	$1,131,306		$873,278		$35,561		$35,502		$42,427
Ratios to Average Net Assets
Gross Expense	0.96%		0.97%		0.98%		1.00%		0.99%
Net Expenses(c)	0.14%		0.13%		0.25%		0.30%		0.73%
Net Investment Income	0.01%		0.01%		0.01%		0.02%		0.97%

(a)	Represents less than $0.001.
(b)	Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment manager and other service providers voluntarily waived a portion of their fees.
(d)	Reflects investment operations for the period from March 12, 2012 to April 30, 2012.
(e)	Annualized for periods less the one year.

(Financial Highlights continued next page)

PROSPECTUS / August 31, 2013	157

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. TREASURY MONEY MARKET FUND

ADMINISTRATIVE CLASS	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.006
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	—		—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.006

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.006)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.02%		0.58%
Net Assets, End of Year (000’s)	$827,103		$909,306		$676,070		$654,530		$752,284
Ratios to Average Net Assets
Gross Expense	0.97%		0.80%		0.74%		0.73%		0.74%
Net Expenses(c)	0.14%		0.06%		0.16%		0.22%		0.54%
Net Investment Income	0.01%		0.01%		0.01%		0.03%		0.39%

SELECT CLASS	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.005
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	—		—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.005

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.005)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.02%		0.54%
Net Assets, End of Year (000’s)	$386,574		$210,231		$71,929		$141,648		$133,754
Ratios to Average Net Assets
Gross Expense	0.73%		0.73%		0.74%		0.74%		0.74%
Net Expenses(c)	0.14%		0.06%		0.17%		0.20%		0.60%
Net Investment Income	0.01%		0.01%		0.01%		0.02%		0.48%

SERVICE CLASS	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.004
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	—		—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.004

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.004)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.02%		0.43%
Net Assets, End of Year (000’s)	$10,034		$8,909		$10,627		$10,755		$10,271
Ratios to Average Net Assets
Gross Expense	0.97%		0.99%		0.99%		0.98%		0.99%
Net Expenses(c)	0.14%		0.06%		0.16%		0.20%		0.74%
Net Investment Income	0.01%		0.01%		0.01%		0.02%		0.45%

(a)	Represents less than $0.001.
(b)	Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment manager and other service providers voluntarily waived a portion of their fees.

(Financial Highlights continued next page)

158	August 31, 2013 / PROSPECTUS

FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON TAX-EXEMPT MONEY MARKET FUND

ADMINISTRATIVE CLASS	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.001		0.012
Net Realized and Unrealized Gain (Loss) on Investments	—		0.000	(a)	—		—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.001		0.012

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.001)		(0.012)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.03%		0.06%		1.25%
Net Assets, End of Year (000’s)	$38,684		$41,513		$33,322		$36,870		$49,143
Ratios to Average Net Assets
Gross Expense	0.99%		0.87%		0.83%		0.78%		0.78%
Net Expenses(c)	0.16%		0.23%		0.39%		0.45%		0.56%
Net Investment Income	0.01%		0.01%		0.03%		0.06%		1.21%

SELECT CLASS	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.001		0.014
Net Realized and Unrealized Gain (Loss) on Investments	—		0.000	(a)	—		—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.001		0.014

Less Distributions From:
Net Investment Income	(0.000	)(a)	0.000	(a)	0.000	(a)	(0.001)		(0.014)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.03%		0.09%		1.40%
Net Assets, End of Year (000’s)	$406,386		$362,551		$108,802		$83,916		$180,584
Ratios to Average Net Assets
Gross Expense	0.74%		0.77%		0.83%		0.78%		0.78%
Net Expenses(c)	0.15%		0.23%		0.39%		0.41%		0.42%
Net Investment Income	0.01%		0.01%		0.03%		0.10%		1.14%

SERVICE CLASS	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.010
Net Realized and Unrealized Gain (Loss) on Investments	—		0.000	(a)	—		—		—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.010

Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.010)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.03%		1.00%
Net Assets, End of Year (000’s)	$57,425		$57,379		$11,779		$18,949		$21,338
Ratios to Average Net Assets
Gross Expense	0.99%		1.02%		1.08%		1.04%		1.03%
Net Expenses(c)	0.16%		0.23%		0.41%		0.47%		0.80%
Net Investment Income	0.01%		0.01%		0.01%		0.04%		0.99%

(a)	Represents less than $0.001.
(b)	Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment manager and other service providers voluntarily waived a portion of their fees.

PROSPECTUS / August 31, 2013	159

For more information about Wilmington Funds

A Statement of Additional Information (SAI) dated August 31, 2013 is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the SAI and in the Annual and Semi-Annual Reports to Shareholders of the Funds as they become available. The Annual Report to Shareholders provides a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the Annual and Semi-Annual Reports to Shareholders when available, and to make inquiries or request other information without charge, call 1-800-836-2211 or visit the Funds’ website at www.wilmingtonfunds.com.

Securities and Exchange Commission (SEC)

You can also obtain the SAI or the Annual and Semi-Annual Reports to Shareholders, as well as other information about the Wilmington Funds, from the EDGAR database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (For information, call 202-551-8090.) You may request documents by mail from the SEC, upon payment of a duplicating fee, by (1) writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or (2) sending an electronic request to publicinfo@sec.gov.

Automated price, yield, and performance information is available 24 hours a day, 7 days a week by calling 1-800-836-2211.

Investment Company Act File No. 811-05514

Wilmington Funds  |  1-800-836-2211  |  www.wilmingtonfunds.com

WT-PRO-001-0813

STATEMENT OF ADDITIONAL INFORMATION

CLASS A SHARES, CLASS I SHARES, ADMINISTRATIVE CLASS SHARES,

SELECT CLASS SHARES, SERVICE CLASS SHARES AND INSTITUTIONAL CLASS SHARES

WILMINGTON FUNDS

Statement of Additional Information

August 31, 2013

WILMINGTON FUNDS

Equity Funds

Wilmington Large-Cap Strategy Fund

Class I (WMLIX)

Wilmington Large-Cap Value Fund

Class A (VEINX) / Class I (MLCVX)

Wilmington Large-Cap Growth Fund

Class A (VLCPX) / Class I (MLGIX)

Wilmington Mid-Cap Growth Fund

Class A (AMCRX) / Class I (ARMEX)

Wilmington Small-Cap Strategy Fund

Class I (WMSIX)

Wilmington Small-Cap Growth Fund

Class A (ARPAX) / Class I (ARPEX)

Wilmington Multi-Manager International Fund

Class A (GVIEX) / Class I (MVIEX)

Alternatives Fund

Wilmington Multi-Manager Alternatives Fund

Class A (WRAAX) / Class I (WRAIX)

Asset Allocation Funds

Wilmington Multi-Manager Real Asset Fund

Class A (WMMRX) / Class I (WMRIX)

Wilmington Strategic Allocation Conservative Fund

Class A (WCAAX) / Class I (WCAIX)

Wilmington Strategic Allocation Moderate Fund

Class A (ARBAX) / Class I (ARGIX)

Wilmington Strategic Allocation Aggressive Fund

Class A (WAAAX) / Class I (WAAIX)

Fixed Income Funds

Wilmington Intermediate-Term Bond Fund

Class A (GVITX) / Class I (ARIFX)

Wilmington Broad Market Bond Fund

Class A (AKIRX) / Class I (ARKIX)

Wilmington Short-Term Corporate Bond Fund

Class A (MVSAX) / Class I (MVSTX)

Wilmington Short Duration Government Bond Fund

Class A (ASTTX) / Class I (GVLDX)

Wilmington Municipal Bond Fund

Class A (WTABX) / Class I (WTAIX)

Wilmington Maryland Municipal Bond Fund

Class A (ARMRX) / Class I (ARMTX)

Wilmington New York Municipal Bond Fund

Class A (VNYFX) / Class I (VNYIX)

Money Market Funds

Wilmington Prime Money Market Fund

Service Class (VSIXX) / Administrative Class (AKIXX)

Select Class (VSMXX) / Institutional Class (WPSXX)

Wilmington U.S. Government Money Market Fund

Service Class (AGAXX) / Administrative Class (AIIXX)

Select Class (AKGXX) / Institutional Class (WGOXX)

Wilmington U.S. Treasury Money Market Fund

Service Class (VTSXX) / Administrative Class (ARMXX) Select Class (VSTXX)

Wilmington Tax-Exempt Money Market Fund

Service Class (ATFXX) / Administrative Class (AFIXX)

Select Class (AKXXX)

This Statement of Additional Information (“SAI”) is not a prospectus. Read this SAI in conjunction with the prospectuses for the Funds dated August 31, 2013.

This SAI incorporates by reference the Wilmington Funds’ (“Trust”) annual reports for the year ended April 30, 2013. A copy of the prospectus or annual reports may be obtained without charge by calling (800) 836-2211; in the Buffalo area call (716) 635-9368, or by visiting www.wilmingtonfunds.com.

28527 (8/13)	WILMINGTON-SAI-005-0813

HOW ARE THE FUNDS ORGANIZED?

Each Fund covered by this SAI is a diversified portfolio of the Wilmington Funds (“Trust”), a Delaware statutory trust, except for the Maryland Municipal Bond Fund, New York Municipal Bond Fund, which are non-diversified portfolios of the Trust. On August 11, 2000, the Trust was organized to acquire all of the assets and liabilities of the VISION Group of Funds, Inc., a Maryland corporation that was originally incorporated under the laws of the State of Maryland on February 23, 1988, and registered as an open-end management investment company. The name of the Trust was changed to MTB Group of Funds (“MTB Funds”) on August 15, 2003. Through an internal reorganization on August 15, 2003 the Fund’s investment advisor changed from M&T Asset Management, a department of Manufacturers and Traders Trust Company (“M&T Bank”) to MTB Investment Advisors, Inc. (“MTBIA”), a subsidiary of M&T Bank. On May 16, 2011, M&T Bank, M&T Bank Corporation and MTB One, Inc., a wholly-owned subsidiary of M&T Bank, acquired Wilmington Trust Corporation (“Wilmington Trust”). Wilmington Trust was the parent company of Rodney Square Management Corporation (“RSMC”) and Wilmington Trust Investment Management, LLC (“WTIM”), the investment advisor and sub-advisor, respectively, of the funds within the WT Mutual Fund (“WT Trust”). In connection with M&T Bank’s acquisition of Wilmington Trust, at the close of business on March 9, 2012, the series of WT Trust were reorganized into series of MTB Funds. The Trust was renamed the Wilmington Funds. RSMC was renamed Wilmington Funds Management Corporation (“WFMC” or “Advisor”) and was appointed as the investment advisor of the Wilmington Funds. MTBIA was renamed Wilmington Trust Investment Advisors, Inc. (“WTIA”) and was appointed as sub-advisor of the Wilmington Funds. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

SECURITIES IN WHICH THE FUNDS INVEST

SECURITIES DESCRIPTIONS AND TECHNIQUES

Following are descriptions of securities and techniques that each Fund may or may not pursue.

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business.

The following describes the types of equity securities in which a Fund may invest.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may also treat such redeemable preferred stock as a fixed income security.

Interests in Other Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stocks.

Warrants

Warrants give a Fund the option to buy the issuer’s equity securities at a specified price (the “exercise price”) at a specified future date (the “expiration date”). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a “discount”) or more (a “premium”) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which a Fund may invest.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association (“Ginnie Mae”), Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association (“Fannie Mae”), Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation, and Resolution Trust Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds that are issued by a foreign government are generally adjusted to reflect a comparable inflation index that is calculated by that foreign government.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper

Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Demand Instruments

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. A Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Taxable Municipal Securities

Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, a Fund may invest in taxable municipal securities.

Mortgage Backed Securities

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities is a pass-through certificate. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”)

CMOs, including interests in real estate mortgage investment conduits (“REMICs”), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class.

Sequential CMOs

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACs, TACs and Companion Classes

More sophisticated CMOs include planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes’ share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOs and POs

CMOs may allocate interest payments to one class (“Interest Only” or “IOs”) and principal payments to another class (“Principal Only” or “POs”). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

Floaters and Inverse Floaters

Another variant allocates interest payments between two classes of CMOs. One class (“Floaters”) receives a share of interest payments based upon a market index such as LIBOR. The other class (“Inverse Floaters”) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z Classes and Residual Classes

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Asset Backed Securities

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Credit Enhancement

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to security’s holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Convertible Securities

Convertible securities are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. Convertible securities are also subject to risks that affect debt securities in general, and may be subordinate to other types of debt securities from the same issuer.

However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment. The Equity Funds may invest in commercial paper rated below investment grade. See “Risks Associated with Non-investment Grade Securities” herein.

The Funds treat convertible securities as both fixed income and equity securities for purposes of their investment policies and limitations, because of their unique characteristics.

Exchange-Traded Notes

An exchange-traded note (“ETN”) is a senior, unsecured, unsubordinated debt security, registered under the Securities Act of 1933 and issued by a large financial institution. Repayment of the note is dependent on the continued creditworthiness of the issuer. An ETN is structured to provide exposure to the returns of a particular market or investment strategy. Its return is based on the performance of an underlying index, which may be well-known or may be designed by the issuer specifically for the purpose of constructing and issuing the ETN. The value of an ETN changes daily based on the performance of the related index, and the issuer calculates and disseminates that value to the market each day. An ETN does not pay interest or dividends. An investor may sell its ETN in the market, seek to redeem the note, or receive a payment at maturity.

Guaranteed Investment Contracts

The Bond Funds and the Alternatives Fund may invest in guaranteed investment contracts (“GIC”). A GIC is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC’s maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Fund’s acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Fund intends to invest more than 5% of its net assets in GICs.

Tax Exempt Securities

Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

General Obligation Bonds

General obligation bonds are supported by the issuer’s power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.

Special Revenue Bonds

Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality’s general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

Private Activity Bonds

Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company’s loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to the federal alternative minimum tax (“AMT”). A Fund may invest in bonds subject to AMT.

Tax Increment Financing Bonds

Tax increment financing (“TIF”) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants’ sales, and related tax collections, failed to increase as anticipated.

Variable Rate Demand Instruments

Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. A Fund treats variable rate demand instruments as short-term securities even though their maturity may extend beyond 397 days because, within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded.

Municipal Securities

Municipal Securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Funds may invest in taxable municipal securities.

Municipal Notes

Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

Municipal Leases

Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.

A Fund may invest in securities supported by pools of municipal leases. The most common type of lease backed securities is a certificate of participation (“COPs”). However, a Fund may also invest directly in individual leases.

Foreign Securities

Foreign securities are securities of issuers based outside the United States. The Funds consider an issuer to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•

it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks. Investments in foreign securities may, for some Funds, include securities from emerging markets.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (“ADRs”) are traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, a Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

Foreign Government Securities

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Foreign Currency and Related Transactions

The Equity Funds, Alternatives Fund and Asset Allocation Funds may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivatives”), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year. A Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A Fund may enter into forwards that do not provide for physical settlement of the two currencies but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). Under definitions adopted by the Commodity Futures Trading Commission (the “CFTC”) and the Securities and Exchange Commission (the “SEC”), non-deliverable forwards are considered swaps. Although non-deliverable forwards have historically been traded in the over-the-counter (OTC) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Please see the discussion related to “Swap Agreements and Options on Swap Agreements.”

DERIVATIVE CONTRACTS

The Equity Funds, Alternatives Fund and Asset Allocation Funds may invest in a variety of derivative investments, to the extent permitted by their investment goals and policies, to seek income for hedging purposes, to seek to replicate the composition and performance of a particular index, to seek exposure to a particular asset class, for liquidity purposes or as part of their overall investment strategies. Some derivative investments a Fund may use are the hedging instruments described below in this SAI. Segregated accounts will be maintained for all derivative transactions, to the extent required by the Investment Company Act of 1940, as amended (“1940 Act”). The Funds may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”). The Funds also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds also may enter into swap agreements with respect to interest rates, credit, inflation, commodities, and indexes of securities or commodities, and to the extent they may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. See “Swap Agreements and Options on Swap Agreements.”

The Funds may invest in structured notes and indexed securities. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference index may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.

Other derivative investments the Fund may use include “debt exchangeable for common stock” of an issuer or “equity-linked debt securities” of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer’s common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer’s common stock might not be as high as the investment advisor expected. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that such instruments are consistent with a Fund’s investment goal.

The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the investment advisor to forecast interest rates and economic factors correctly. If the investment advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss.

A Fund might not employ any of the derivative instruments or related strategies discussed, and no assurance can be given that any derivative instrument will perform as expected or that a strategy used will succeed. If the investment advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For Funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

The use of derivatives contracts is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the CFTC. The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation as a commodity pool operator under the CEA. On February 9, 2012, the CFTC adopted certain regulatory changes that would subject a registered investment company and its investment advisor to regulation by the CFTC if the registered investment company invests more than a prescribed level of its assets in futures and certain other instruments (such as commodity options and swaps, which in turn include non-deliverable currency forwards), or if the registered investment company markets itself as providing investment exposure to such instruments. A Fund that invests in these instruments may become subject to the CFTC regulatory requirements, and the disclosure and operations of such Fund would need to comply with applicable CFTC regulations. Compliance with these additional regulatory requirements would likely increase Fund expenses. Alternatively, a Fund may need to abandon or otherwise limit its investments in derivatives, which could deprive the Fund of the investment benefits that use of derivatives may provide. Other potentially adverse regulatory initiatives could also develop.

The Funds intend to qualify annually to be treated as regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended, (the “Code”). To qualify as RICs, the Funds must invest in assets which produce types of income specified in the Code (“Qualifying Income”). Whether the income from derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear under current law. Accordingly, a Fund’s ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if a Fund does invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such Fund to fail to qualify as a RIC under the Code. See “Taxation of the Fund” for additional information related to these restrictions.

Futures and Options on Futures

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Multi-Manager Alternatives Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the CFTC. To the extent the Multi-Manager Alternatives Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the CEA.

A Fund may buy and sell index futures contracts with respect to any index that is traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract. The Fund may also invest in futures contracts on debt securities (“Debt Futures”) or options on Debt Futures.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high as or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option.

A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the investment advisor’s or a sub-advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; (5) government regulations may restrict trading in futures contracts and options on futures; and (6) there is a risk of loss by the Fund of the margin deposits in the event of bankruptcy of the futures commission merchant with which the Fund has an open position in a futures contract. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Equity-Linked Securities

The Multi-Manager Real Asset Fund and Multi-Manager Alternatives Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See “Foreign Securities” below. In addition, a Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to a Fund’s restriction on investments in illiquid securities.

Event-Linked Exposure

The Multi-Manager Real Asset Fund and Multi-Manager Alternatives Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund, when investing in the bond, may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. See “Taxation of the Funds” for more information regarding the tax risks related to a Fund’s investment in an event-linked bond.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for a Fund.

Swap Agreements and Options on Swap Agreements

The Fixed Income Funds, Equity Funds, Asset Allocation Funds and Multi-Manager Alternatives Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, inflation, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements (“swap options”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment goal and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (an “FCM”) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund’s investment goals and general investment policies, the Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate or “LIBOR”, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

A Fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most other types of swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the investment advisor in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of a Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

A Fund may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or liquid securities, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or liquid assets determined, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes, among other things: (1) central clearing and execution of standardized swaps; (2) imposing margin requirements in swap transactions; (3) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (4) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulation regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indexes of securities or credits, but has not yet completed its rulemaking.

Uncleared Swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Cleared Swaps. Certain standardized swaps are subject to mandatory central clearing. The Dodd-Frank and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. To date, the CFTC has designated only certain of the most common types of swaps as subject to mandatory clearing (e.g., credit default index swaps and interest rate swaps), but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does completely eliminate these risks and may involve additional risks.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty. In contrast to uncleared swaps, cleared swaps are submitted for clearing immediately following execution of the transaction.

When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Recently adopted CFTC rules will, when implemented, require the trading and execution of certain cleared swaps on public trading facilities, which will occur for each category of swaps subject to mandatory clearing once one or more trading facilities become accredited and make such category of swaps available to trade. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past.

Risks. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a Fund’s limitation on investments in illiquid securities. That said, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. A Fund bears the risk that the investment advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the investment advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. In addition, the Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or underexposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Rules adopted under the Dodd-Frank require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. Public reporting, however, imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.

Certain Internal Revenue Service positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.

Uncleared swaps are not traded on exchanges. As a result, uncleared swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. Further, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be executed on a regulated market or cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM will use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Additionally, FCMs generally provide to the central counterparty the net amount of variation margin required for cleared derivatives for all customers in the aggregate, rather than the total amount of the customer’s margin. The Fund is therefore subject to the risk with respect to margin held by the FCM in excess of the required amount (excess margin). The CFTC has proposed rules designed to provide additional protection for customer collateral held in connection with swaps, but the nature and timing of final rules is uncertain.

With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. Regulators, however, are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison. Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. It is possible, however, that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Funds engage in derivative transactions, may limit or prevent a Fund from using, or limit a Fund’s use of, these instruments effectively as a part of its investment strategy, and could adversely affect a Fund’s ability to achieve its investment goal(s). New requirements, even if not directly applicable to the Fund, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Finally, Dodd-Frank Wall authorized the CFTC and the SEC to regulate the swaps market, both as to transactions and participants. Specifically, Dodd-Frank amended the CEA to authorize the CFTC to regulate transactions defined as “swaps” and persons who participate in the swaps market, “swap dealers” and “major swap participants,” and amended the Securities Exchange Act of 1934 (the “1934 Act”) to give the SEC jurisdiction over “security-based swaps” and those who participate in the security-based swaps market, “security swap dealers” and “major security-based swap participants.” The CFTC and the SEC have joint regulation over “mixed swaps.” The definitions of “major swap participants” and “major security-based swap participants,” as set forth in Dodd-Frank and as adopted by the CFTC and SEC, respectively, do not exclude registered investment companies. The statutory definitions of “major swap participant” and “major security-based swap participant” encompass any person that is not a swap dealer or security-based swap dealer that satisfy any one of three alternative tests that encompass a person: (i) that maintains a “substantial position” in swaps or security-based swaps for any of the major swap categories as determined by the CFTC and SEC; (ii) whose outstanding swaps or security-based swaps create substantial counterparty exposure that could have serious adverse effects on the financial stability of the U.S. banking system or financial markets; or (iii) that is a “financial entity” that is “highly leveraged” relative to the amount of capital it holds (and that is not subject to capital requirements established by an appropriate Federal banking agency) and maintains a “substantial position” in outstanding swaps or security-based swaps in any major category as determined by the CFTC and SEC. To the extent a Fund is deemed to fall within the definition of a “major swap participant” or “major security-based swap participant,” it would subject such Fund to further regulation by the CFTC and/or SEC.

Currency-Related Derivatives and Other Financial Instruments

The Multi-Manager Alternatives Fund may use currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and over-the-counter (“OTC”) options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

The Multi-Manager Alternatives Fund’s dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions (“Transaction Hedging”) or portfolio positions (“Position Hedging”). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of the Multi-Manager Alternatives Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Multi-Manager Alternatives Fund may participate in Transaction Hedging out of a desire to preserve the U.S. Dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. Dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Multi-Manager Alternatives Fund may use Position Hedging when the investment advisor or a sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar. The Multi-Manager Alternatives Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The Multi-Manager Alternatives Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to Proxy Hedging as described below.

The Multi-Manager Alternatives Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Multi-Manager Alternatives Fund may also engage in proxy hedging (“Proxy Hedging”). Proxy Hedging is often used when the currency to which the Multi-Manager Alternatives Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy Hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Multi-Manager Alternatives Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. Dollars. The amount of the contract would not exceed the value of the Multi-Manager Alternatives Fund’s securities denominated in linked currencies.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Multi-Manager Alternatives Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Multi-Manager Alternatives Fund is engaging in Proxy Hedging. If the Multi-Manager Alternatives Fund enters into a currency hedging transaction, the Multi-Manager Alternatives Fund will “cover” its position so as not to create a “senior security” as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions can result in losses to the Multi-Manager Alternatives Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

The Multi-Manager Alternatives Fund may also buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Multi-Manager Alternatives Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

The Multi-Manager Alternatives Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the market in a particular foreign currency is small or relatively illiquid.

Hybrid Instruments

The Multi-Manager Alternatives Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrid instruments may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. The benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrid instruments also exposes the Multi-Manager Alternatives Fund to the credit risk of the issuer of the hybrid instruments. These risks may cause significant fluctuations in the NAV of the Multi-Manager Alternatives Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Multi-Manager Alternatives Fund will only invest in commodity-linked hybrid instruments that qualify, under applicable rules of the CFTC, for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Multi-Manager Alternatives Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Contracts for Differences

The Multi-Manager Alternatives Fund may invest in contracts for differences (“CFDs”). A CFD is an arrangement made in a futures contract whereby differences in settlement are made through cash payments, rather than the delivery of physical goods or securities. Leverage is a key feature of CFDs, and therefore small moves in the underlying instrument can result in more steep and rapid moves in the value of the Multi-Manager Alternatives Fund’s investment.

OTHER INVESTMENTS

Illiquid Securities

No Fund may knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund’s books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment advisor, pursuant to guidelines approved by the Board. The investment advisor will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund’s investment adviser or sub-advisor to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). External market conditions may impact the liquidity of portfolio securities and may cause a Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.

Floating Rate Loans

A Fund may invest in another investment company (including exchange-traded funds (“ETFs”)) that invests primarily in floating rate (e.g., LIBOR-based), commercial loans made by banks and other institutional lenders. The loans may be to U.S. or foreign borrowers, and may have below investment grade credit ratings. The loans may be secured or unsecured, and may be senior or subordinated loans.

Commodity-Linked Investments

A Fund may invest in another investment company (including ETFs) that invests in commodities such as oil, coal, natural gas, metals and agricultural products. A fund that seeks commodities exposure generally does not invest directly in the physical assets themselves. Instead, the fund invests in commodity-linked notes and options that together are intended to provide exposure to the investment return of assets that trade in the commodities markets. A Fund may also invest in a commodity-linked ETN, where the return on the note is derived from the performance of one or more commodity indices.

Hedge Fund Strategies

A Fund may invest in another investment company (including ETFs) that employs a principal investment strategy that differs markedly from a traditional, benchmark-centric, growth or value, market capitalization-oriented or buy-and-hold investment style, and that is more characteristic of the hedge fund industry. These strategies may be referred to as “hedge fund strategies.” An underlying fund may pursue any one or more of the following hedge fund strategies:

Absolute Return. Absolute return funds seek to produce results that are largely independent of, or have low correlation to, the broader markets. An absolute return fund generally has greater latitude to invest in a wider universe of securities, and without the fixed asset weightings of traditional asset allocation approaches. Absolute return investment techniques generally include non-traditional investment strategies such as short selling, and the use of futures, options, derivatives, arbitrage, leverage and unconventional assets.

Discretionary Macro. A fund utilizing a macro investing strategy takes sizable positions in equity, fixed income or currency markets in anticipation of macroeconomic events in order to generate a risk-adjusted return. Macro fund managers use macroeconomic analysis based on market events and trends to identify opportunities for investment that would profit from anticipated price movements.

Distressed Credit. A fund engaged in distressed credit investing seeks equity-like returns through purchases of bonds and bank debt of firms in distressed situations (e.g., bankruptcies, reorganizations, coercive tenders). The debt is purchased at notable discounts to par and, to reduce downside potential, may have seniority in the capital structure. If and when a distressed company is reorganized and regains health, the debt purchased at discount may increase in value or even be swapped into equity.

Equity Market Neutral. Equity market neutral is a strategy that seeks to exploit investment opportunities unique to some specific group of stocks while maintaining a neutral exposure to broad groups of stocks, which may be defined by sector, industry, market capitalization, country or region. The strategy holds long/short equity positions, with long positions hedged with short positions in the same and related sectors, so that the equity market neutral investor should be little affected by sector-wide events.

Event-Driven/Merger Arbitrage. Event-driven investing is a strategy that seeks to exploit pricing inefficiencies that may occur before or after a corporate event, such as a bankruptcy, merger, acquisition or spinoff, occurs. Merger arbitrage centers on capturing the market price differential between the acquiring and acquired companies’ securities in exchange for bearing the risk that the announced merger will not actually take place. Event-driven funds may have low correlations to the general stock market because the funds focus on specific deals and are less influenced by macro market factors.

Fixed Income Arbitrage. Fixed-income arbitrage seeks to exploit pricing differentials between fixed-income securities. The fund manager simultaneously purchases and sells two similar securities whose prices, in the opinion of the fund manager, do not reflect what the fund manager believes to be their “true value.” Acting on the assumption that prices will revert to “true value” over time, the fund manager sell shorts the overpriced security and buys the underpriced security. Once prices revert to true value, the trade may be liquidated at a profit. Credit default swaps are often employed in fixed-income arbitrage.

Long/Short Equity. Equity long-short is an investing strategy that involves taking long positions in stocks that are expected to increase in value and short positions in stocks that are expected to decrease in value. Long positions may be funded, in part, by proceeds from the short positions, so equity long-short investing involves the use of leverage.

Managed Futures. Managed futures is an asset class managed by professional commodity managers who use proprietary trading systems to invest in currency, interest rate, equity, metal, energy and agricultural markets though the use of futures, forwards, and options. The managers generally have the ability to invest across a wide range of global markets and asset classes and have the flexibility to take long and short positions in these investments based on projected profit potential and economic factors. Managed futures’ returns may have low correlation to returns on stock and bond investments.

Multi-Strategy . A multi-strategy fund uses several strategies within the same pool of assets that is designed to adapt to large and small market forces in real time. The fund might seek returns from shorting equities, investing in global real estate projects, and identifying momentum-focused or event- driven investments. The investment diversification may reduce volatility and decrease asset-class and single-strategy risks. The fund may allocate investments to a certain strategy in response to market trends, allowing it to capitalize on favorable market conditions more easily.

Infrastructure Assets

Infrastructure-related companies are involved in providing energy, transportation, communications, utilities and other essential services to society. Infrastructure companies own and operate assets such as rail systems, shipping ports, toll roads, power transmission lines, and municipal sewage treatment and water purification systems, and provide services and materials necessary for the construction and maintenance of such assets. While governments have historically played a major role in financing infrastructure, budget constraints have led to an increase in reliance on private financing, ownership and operation.

Master Limited Partnerships (“MLPs”). The Multi-Manager Alternatives Fund may invest in MLPs. MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Natural Resources

A Fund may invest directly and indirectly in companies that own or develop natural resources, or supply goods and services to such companies. These companies may be involved in exploring, mining, refining, processing, transporting, fabricating, dealing in, or owning natural resources. Natural resources include precious metals (e.g., gold, platinum, and silver), ferrous and nonferrous metals (e.g., iron, aluminum, and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil, and natural gases), chemicals, paper and forest products, and other basic commodities.

Real Estate

A Fund may invest in a real estate investment trust (“REIT”), which is a pooled investment vehicle that invests directly in income-producing real estate (an “equity REIT”), in loans secured by real estate (a “mortgage REIT”), or a combination thereof (a “hybrid REIT”). An equity REIT receives rental income and any profits on the sale of its properties. A mortgage REIT receives interest income from the loans made on underlying properties. If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

INVESTMENT RATINGS FOR THE PRIME MONEY MARKET FUND ONLY

The highest rating category of a nationally recognized statistical rating organization (“NRSRO”) is determined without regard for sub-categories and gradations. For example, securities rated A-1+ or A-1 by Standard & Poor’s (“S&P”), Prime-1 by Moody’s Investors Service (“Moody’s”), F-1+ or F-1 by Fitch Ratings (“Fitch”) or R-1 (high), R-1 (middle) or R-1 (low) by Dominion Bond Rating Service (“DBRS”) are all considered rating in the highest short-term rating category. The Prime Money Market Fund will follow applicable regulations in determining whether a security rated by more than one rating service can be treated as being in the highest short-term rating category. See “Regulatory Compliance.”

If a security is downgraded below the minimum quality grade discussed in the Prime Money Market Fund’s investment strategy, the Advisor or Sub-advisor will re-evaluate the security, but will not be required to sell it.

INVESTMENT RATINGS FOR ALL OTHER MONEY MARKET FUNDS

A nationally recognized rating service’s two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by S&P, MIG-1 or MIG-2 by Moody’s, or F-1+, F-1, or F-2 by Fitch are all considered rated in one of the two highest short-term rating categories. The Money Market Funds (other than the Prime Money Market Fund) will follow applicable regulations in determining whether a security rated by more than one rating service can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two rating services in one of their two highest rating categories. See “Regulatory Compliance.”

If a security is downgraded below the minimum quality grade discussed in a Fund’s investment strategy, the Advisor or Sub-advisor will re-evaluate the security, but will not be required to sell it.

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which a fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Advisor or Sub-advisor.

The Funds’ custodian or sub-custodian will take possession of the securities subject to repurchase agreements. The Advisor, Sub-advisor or sub-custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which a fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by a Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because a Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which a fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the fund to the issuer and no interest accrues to the fund. The fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

To Be Announced Securities (“TBAs”)

As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Fund.

Securities Lending

The Funds may lend portfolio securities to borrowers that the Advisor or Sub-advisor deem creditworthy. In return, a Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

A Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of a Fund or the borrower. A Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. A Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

Asset Segregation (Fixed Income Funds, Asset Allocation Funds and Equity Funds)

In accordance with the SEC and SEC staff positions regarding the interpretation of the 1940 Act, with respect to derivatives that create a future payment obligation of a Fund, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards that are contractually required to “cash-settle,” however, a Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Funds will employ another approach to segregating assets to cover options that it sells. If a Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If a Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

A Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if a Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of (a) the current market value of the Reference Instrument deliverable under the call option or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Specific Risks of Investing in the Funds” in the prospectus. Unless a Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Funds reserves the right to modify their asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, a Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

With respect to short sales transactions, the Funds will set aside cash or readily marketable securities in an amount equal to the greater of (i) the market value of the securities sold short; and (ii) the market price at which the short position was established, in each case less any margin on deposit.

Asset Segregation (Money Market Funds)

In order to secure its obligations in connection with derivatives contracts or special transactions, a Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund’s obligations. Unless a Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

Short Sales

A Fund may make short sales of securities listed on one or more national exchanges or on the Nasdaq Stock Market. A short sale is the sale of a stock that a fund does not own (or will borrow for delivery), because the fund believes the stock will decline in price or the fund wants to hedge against potential price volatility of the stock. If the price of the stock declines, the fund can buy the stock at a lower price and will make a profit. If the price of the stock rises, the fund will incur a loss. When the fund sells short, it borrows the stock from a broker “on margin,” and must pay interest to the broker on the margin amount until the stock is replaced by the fund. In no event will a Fund engage in short sales transactions if it would cause the market value of all of the Fund’s securities sold short to exceed 25% of its net assets. In addition, the value of the securities of any one issuer that may be shorted by a Fund is limited to the lesser of 2% of the value of the Fund’s net assets or 2% of the securities of any class of the issuer, for all Funds except the Multi-Manager Alternatives Fund. A Fund may also “sell short against the box,” i.e., the Fund owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation. Short sales are speculative in nature, and may reduce returns or increase volatility.

Investing in Securities of Other Investment Companies

A Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out their investment policies and managing any uninvested cash. Certain investment companies, such as business development companies (“BDCs”), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will need to overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses.

Exchange-Traded Funds

The Funds may also invest in ETFs in order to implement their investment strategies. The shares of most ETFs are listed and traded on stock exchanges at market prices, although some Shares may be redeemable at net asset value for cash or securities. The Funds may invest in ETFs in order to achieve exposure to a specific region, country or market sector, or for other reasons consistent with its investment strategy. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs generally do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Pursuant to an SEC exemption, each of the Funds is permitted to invest in shares of the Money Market Funds as a means of managing their uninvested cash. These investments will cause a duplication of expenses. The Advisor may waive certain fees in connection with these investments.

Non-Investment Grade Securities

Commonly referred to as “junk bonds,” these fixed-income securities are rated below investment grade by nationally recognized statistical rating organizations, such as Moody’s and Standard & Poor’s, or are unrated securities that a Fund’s Advisor or Sub-advisor believe to be of comparable quality. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

INVESTMENT RISKS

There are many factors which may affect an investment in the Funds. The Funds’ principal risks are described in the prospectuses. Additional risk factors are outlined below and correspond to the risk factors identified in the prospectuses. The risk descriptions below complement the discussion of goals, strategies and risks above.

SECURITY	RISK TYPE
Fixed Income Securities	Interest Rate Risks Credit Risks Call Risks Prepayment Risks Risks Associated with Non-Investment Grade Securities

Mortgage Backed Securities	Risks Associated with Complex CMOs Prepayment Risks Liquidity Risks

Equity Securities

Stock Market Risks

Sector Risks

Liquidity Risks

Risks Related to Investing for Growth

Risks Related to Investing for Value

Risks Related to Company Size

Tracking Error Risks

Close Out Risks

Risks of Investing in Emerging Market Countries

Convertible Securities	Interest Rate Risks Credit Risks Call Risks Prepayment Risks Risks Associated with Non-Investment Grade Securities Stock Market Risks

Foreign Securities	Currency Risks Risks of Foreign Investing Risks of Investing in Emerging Market Countries Euro Risks

Derivative Contracts	Leverage Risks

Tax Exempt Securities	Tax Risks Risks Associated with Investing in a Single State Risks of Non-Diversification

Special Transactions	Interest Rate Risks Credit Risks Leverage Risks

Investing in Securities of Other Investment Companies	Affiliated Persons Risks all Other Risks

Exchange-Traded Funds	Stock Market Risks Sector Risks Liquidity Risks Risks Related to Investing for Growth Risks Related to Investing for Value Risks Related to Company Size Tracking Error Risks

Money Market Funds	Money Market Fund Regulatory Risks

Stock Market Risks

The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Sector Risks

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Advisor allocates more of a Fund’s portfolio holdings to a particular sector, a Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Liquidity Risks

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Risks Related to Investing for Growth

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Risks Related to Investing for Value

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

Risks Related to Company Size

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. For example, medium capitalization stocks may be less liquid and more volatile than stocks of larger, well-known companies. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, limited access to capital and other attributes that can cause their share prices to fluctuate. Therefore, smaller companies may entail greater risks for investors than larger companies.

Currency Risks

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

The Advisor attempts to manage currency risk by limiting the amount a Fund invests in securities denominated in a particular currency. However, diversification will not protect a Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Euro Risks

The Euro is the single currency of the European Monetary Union (“EMU”). With the advent of the Euro, the participating countries in the EMU can no longer follow independent monetary policies. This may limit these countries’ ability to respond to economic downturns or political upheavals, and consequently reduce the value of their foreign government securities.

Risks of Foreign Investing

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent a Fund or the Advisor from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of a Fund’s investments.

To the extent a Fund invests in foreign securities, its share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than would otherwise be the case.

Risks of Investing in Emerging Market Countries

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed countries.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation and confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Leverage Risks

Leverage risk is created when an investment exposes a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Fund’s risk of loss and potential for gain.

Close Out Risks

In a short sale transaction, close out risk is created by the ability of the broker to request at any time that a Fund closes out its short position in the security. The broker’s call request would force the Fund to purchase the security at its current market price, and thus could result in a loss to the Fund.

Interest Rate Risks

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Advisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks

Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Prepayment Risks

Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage backed securities with higher interest rates. Conversely, prepayments due to refinancings decrease when mortgage rates increase. This extends the life of mortgage backed securities with lower interest rates. Other economic factors can also lead to increases or decreases in prepayments. Increases in prepayments of high interest rate mortgage backed securities, or decreases in prepayments of lower interest rate mortgage backed securities, may reduce their yield and price. These factors, particularly the relationship between interest rates and mortgage prepayments makes the price of mortgage backed securities more volatile than many other types of fixed income securities with comparable credit risks.

Mortgage backed securities generally compensate for greater prepayment risk by paying a higher yield. The difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security is perceived to have an increased prepayment risk or perceived to have less market demand. An increase in the spread will cause the price of the security to decline.

A Fund may have to reinvest the proceeds of mortgage prepayments in other fixed income securities with lower interest rates, higher prepayment risks, or other less favorable characteristics.

Risks of Non-Diversification

Maryland Municipal Bond Fund and New York Municipal Bond Fund and are non-diversified. Compared to diversified mutual funds, each of these Funds may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases a Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on a Fund’s share price and performance.

Risks Associated with Non-Investment Grade Securities

The securities in which a Fund may invest may be rated below investment grade. Securities rated below investment grade may be subject to the same risks as those inherent in corporate debt obligations that are rated below investment grade, also known as junk bonds. Junk bonds generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Risks Associated with Complex CMOs

CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage backed securities. For example, their prices are more volatile and their trading market may be more limited.

Tax Risks

In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by a Fund to shareholders to be taxable.

Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.

A Fund’s ability to invest in certain instruments such as commodity-linked derivatives may be adversely affected by changes in legislation, regulations or other legally binding authority. Pursuant to the Internal Revenue Code, a Fund must derive at least 90% of its gross income from qualifying sources to qualify as a regulated investment company. Gains from the disposition of commodities are not considered qualifying income for this purpose. Additionally, the Internal Revenue Service has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income. As a result, a Fund’s ability to directly invest in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. Failure to comply with the restrictions in the Internal Revenue Code and any future legislation or guidance may cause a Fund to fail to qualify as a regulated investment company which may adversely impact a shareholder’s return. Alternatively, a Fund may forego those investments which could adversely affect the ability of the Fund to achieve its investment goal.

Risks Associated with Investing in a Single State

A fund that invests primarily in securities issued by a single state provides a greater level of risk than a fund that is diversified across numerous states and municipal entities. The ability of the state or its municipalities to meet their obligations will depend on the availability of tax and other revenue; economic, political and demographic conditions within the state; and the underlying fiscal condition of the state and its municipalities. In addition, changes in municipal market-related legislation or litigation within the state can significantly affect the financial condition and credit quality of issuers of municipal securities located in that state. For a better understanding of these risks, please see the state-specific risk factors below.

Maryland Investment Risks

Maryland Municipal Bond Fund emphasizes investments in Maryland and is more subject to events that may adversely affect Maryland issuers compared to funds that invest in multiple states.

Maryland’s economy is relatively diversified across the service, trade and government sectors. The high proportion of federal government jobs, which contributes to high wealth levels, made the state vulnerable to the recession and concurrent federal downsizing in the early 1990’s.

New York Investment Risks

New York Municipal Bond Fund emphasizes investments in New York and is subject to events that may adversely affect New York issuers compared to funds that invest in multiple states. New York’s economy is large and diverse. While several upstate counties benefit from agriculture, manufacturing and high technology industries, New York City nonetheless still dominates the State’s economy through its international importance in economic sectors such as advertising, finance, and banking. Any major changes to the financial conditions of New York City would ultimately have an effect on the State.

Yields on New York municipal securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the State, counties, municipalities or City of New York could impact New York Municipal Bond Fund’s portfolio. The ability of this Fund to achieve its investment goal also depends on the continuing ability of the issuers of New York municipal securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due.

Tracking Error Risks

Factors such as Fund expenses, imperfect correlation between a Fund’s investments and those of its benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect its ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, the Fund, which will have expenses such as custody, management fees and other operational costs, and brokerage expenses, may not achieve its investment objective of accurately correlating to an index.

Asset Allocation Risks

The Asset Allocation Funds are subject to the risk that the Advisor’s or Sub-advisor’s asset allocation decisions between equity securities, on the one hand, and fixed income securities, on the other hand, will not anticipate market trends successfully. For example, investing too heavily in common stocks during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total returns.

Exchange-Traded Fund Risk

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Risks Related to Commodities and Natural Resources

An investment in commodities, or in operating companies that have significant exposure to commodities, exposes a Fund to the greater volatility of the commodity markets, to commodity-specific risks (drought, floods, weather, disease, supply/demand imbalances), and to international economic, political and regulatory influences that frequently affect the commodities markets and the operations of companies engaged in natural resources industries. The natural resources industries can be significantly affected by international political and economic developments, energy conservation, the success of exploration projects, commodity prices and tax and other government regulations.

Risks Related to Exchange-Traded Notes

The value of ETNs, which combine features of ETFs and bonds, depends on the performance of the index underlying the ETN and the creditworthiness of the ETN’s issuer. Unlike ETFs, ETNs are not structured as investment companies and, unlike bonds, they may have no periodic interest payments. ETNs are not secured by any collateral.

Risks Related to Hedge Fund Strategies

An investment by a Fund in an investment company that employs one or more hedge fund strategies may have markedly higher investment management fees than other funds. Hedge fund strategies may be narrowly focused on a particular market, security type, activity or event, and would be exposed to greater risk of loss if the investment thesis or assumptions underlying the focus do not occur as anticipated. Hedge fund strategies intended to reduce the Fund’s volatility may fail to do so effectively. The use of leverage by a hedge fund strategy (e.g., through options or short sales) will magnify any losses incurred by the strategy.

Infrastructure Assets Risk

An investment in infrastructure operators and projects (e.g., toll roads, port facilities, transmission lines, sewage treatment plants) exposes a Fund to the risks associated with large, long-term construction projects, to financial, operating and competitive risks, and to the risks of changing economic and regulatory conditions and political instability in the country or region where the asset is located. These risks may be amplified for real assets located outside of the United States. An infrastructure fund may be less diversified than other funds that invest in a broad range of industries.

Inflation-Indexed Securities’ Risks

The value of inflation-indexed, fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of an inflation-indexed security. A Fund may also experience a loss on an inflation-indexed security if there is deflation. If inflation is lower than expected during the period the Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond.

Risks Related to Real Estate

An investment in real estate, through investment in a real estate investment trust, exposes a Fund to the risks of owning real estate directly, such as market-specific conditions (economic, supply/demand imbalances), creditworthiness of the issuer, quality of property management, and changing interest rates.

Risks Related to Floating Rate Loans

An investment in floating rate commercial loans (through an investment in another investment company) exposes a Fund to the creditworthiness of the lender from which the interests in the loans are acquired, as well as interest rate, prepayment, credit and counterparty risks that are associated with the underlying borrowers of the loans. No active trading market may exist for certain loans, and existing trading markets could suffer impairment. Depending on market conditions, it may be difficult to value the loans.

Temporary Defensive Investments

The Funds (except the Money Market Funds) may temporarily depart from their principal investment strategies by investing their assets in cash and shorter-term debt securities and similar obligations. They may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause a Fund to fail to meet its investment objective and to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders. Interest income from temporary investments may be taxable to shareholders as ordinary income.

Except as otherwise provided, the Funds have adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market value of a Fund’s assets or redemptions of shares will not be considered a violation of a limitation. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. Limitations which are designated as non-fundamental policies may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in non-fundamental policies become effective.

Affiliated Persons Risks

In managing the Strategic Allocation Funds, the Advisor has the authority to select and substitute the Underlying Funds in which the Strategic Allocation Funds will invest. The Advisor is subject to conflicts of interest in allocating Fund assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Advisor is also primarily responsible for managing the Underlying Funds. The Trustees and officers of the Strategic Allocation Funds may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Funds.

Money Market Fund Regulatory Risks

It is possible that the SEC or another agency will adopt regulations that affect the operation of money market funds. Any such regulatory changes could impact important characteristics of the Fund, such as the liquidity of an investment in the Fund or the Fund’s ability to maintain a stable net asset value per share.

INVESTMENT LIMITATIONS – LARGE-CAP STRATEGY FUND, LARGE-CAP VALUE FUND, LARGE-CAP GROWTH FUND, SMALL-CAP STRATEGY FUND, MULTI-MANAGER ALTERNATIVES FUND, MULTI-MANAGER REAL ASSET FUND, STRATEGIC ALLOCATION CONSERVATIVE FUND, STRATEGIC ALLOCATION AGGRESSIVE FUND, MUNICIPAL BOND FUND, NEW YORK MUNICIPAL BOND FUND, PRIME MONEY MARKET FUND, U.S. TREASURY MONEY MARKET FUND.

Issuing Senior Securities and Borrowing Money

Each Fund may borrow money, directly or indirectly, and issue senior securities, to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Underwriting

The Funds may not underwrite the securities of other issuers, except that the Funds may engage in transactions involving the acquisition, disposition or resale of their portfolio securities, under circumstances where the Funds may be considered to be an underwriter under the Securities Act of 1933.

Investing in Real Estate

The Funds will not invest in real estate, except that: (i) the Funds may invest in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or invest in securities that are secured by real estate or interests therein, including real estate investment trusts; (ii) investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation; and (iii) the Funds may exercise their rights under agreements relating to such securities, including the right to enforce security interests and hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Lending Cash or Securities

The Funds may not make loans, provided that this restriction does not prevent the Funds from purchasing debt obligations, entering into repurchase agreements, lending their assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Investing in Commodities

The Funds may not purchase or sell physical commodities, provided that the Funds may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Concentration of Investments

The Funds will not make investments that will result in the concentration of their investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.

Diversification – all Funds except New York Municipal Bond Fund

With respect to securities comprising 75% of the value of its total assets, the Funds will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Funds would own more than 10% of the outstanding voting securities of that issuer.

The above limitations cannot be changed unless authorized by the Board of Trustees (“Board”) and by the “vote of a majority of the Fund’s outstanding voting securities,” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Buying on Margin

Prime Money Market Fund and U.S. Treasury Money Market Fund: The Funds will not purchase securities on margin, provided that the Funds may obtain short-term credits necessary for the clearance of purchases and sales of securities.

Large-Cap Value Fund, Large-Cap Growth Fund and New York Municipal Bond Fund: The Funds will not purchase securities on margin, provided that the Funds may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Funds may make margin deposits in connection with its use of financial options, forward and spot currency contracts, and other financial contracts or derivative instruments.

Illiquid Securities

A Fund may not purchase or acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Borrowing Money

The Funds will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Funds to meet redemption requests when the liquidation of portfolio assets is deemed to be inconvenient or disadvantageous. The Funds will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding. The Funds do not anticipate entering into reverse repurchase agreements in excess of 5% of their net assets.

Pledging Assets

The Funds will not mortgage, pledge, or hypothecate any of their assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Investing in Other Investment Companies

The Funds may invest their assets in securities of other investment companies, including ETFs, as an efficient means of carrying out their investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Funds in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Funds expect that their investments in other investment companies may include shares of money market funds, including funds affiliated with the Funds’ investment advisor, and ETFs.

In applying the Funds’ investment limitation on concentration of investments: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Funds will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Funds’ total assets in any one industry will constitute “concentration.”

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. Except for the Large-Cap Growth Fund, none of the Funds has any present intent to borrow money in excess of 5% of the value of its net assets during the coming fiscal year.

For purposes of its policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

INVESTMENT LIMITATIONS – ALL OTHER FUNDS

The following investment restrictions may be changed only by a vote of the majority of the outstanding Shares of a Fund.

All Funds except Maryland Municipal Bond Fund will not:

1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government (and “regulated investment companies” as defined in the Code for each Fund except Short Duration Government Bond Fund), its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2. Purchase any securities which would cause more than 25% of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government, its agencies or instrumentalities (and “regulated investment companies” as defined in the Code for each Fund except Short Duration Government Bond Fund); (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (c) with respect to all Funds utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry); and (d) with respect to all Funds, technology companies will be divided according to their services (for example, medical devices, biotechnology, semi-conductor, software and communications will each be considered a separate industry).

The Maryland Municipal Bond Fund will not:

1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund’s total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund’s total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user.

2. Make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities, except industrial development bonds, will not be deemed to constitute an industry.

In addition, all Funds will not:

1. Borrow money or issue senior securities except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money or issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder. (The 1940 Act currently permits each Fund to borrow up to one-third the value of its total assets at the time of such borrowing.)

2. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

3. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except as may be necessary to make margin payments in connection with derivative securities transactions, and except to the extent disclosed in the current prospectus or statement of additional information of such Fund;

4. Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities”;

5. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction); and

6. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current prospectus or statement of additional information of such Fund.

The following investment restrictions may be changed without the vote of a majority of the outstanding Shares of the Funds. Each Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 15% (5% in the case of Prime Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Money Market Fund and Tax-Exempt Money Market Fund) of its net assets would be invested in securities that are illiquid.

2. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, or pursuant to any exemptions therefrom.

3. Mortgage or hypothecate the Fund’s assets in excess of one-third of such Fund’s total assets.

4. The Multi-Manager International Fund, U.S. Government Money Market Fund, and Tax-Exempt Money Market Fund may not engage in any short sales. Each Fund other than the Multi-Manager International Fund may not engage in short sales of any securities at any time if, immediately after and as a result of the short sale, the market value of securities sold short by such Fund would exceed 25% of the value of that Fund’s net assets.

In applying the concentration restriction for Maryland Municipal Bond Fund investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry. In addition, (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities.

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value (“NAV”) or other external events cause a Fund’s investments in illiquid securities to exceed the limit set forth in this SAI for its investment in illiquid securities, such Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, no Fund would be required to liquidate any portfolio securities where such Fund would suffer a loss on the sale of such securities.

REGULATORY COMPLIANCE

The Money Market Funds may follow non-fundamental operational policies that are more restrictive than their fundamental investment limitations, as set forth in the prospectuses and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Money Market Funds will comply with the various requirements of Rule 2a-7 (“Rule”), which regulates money market mutual funds. The Money Market Funds will determine the effective maturity of their investments according to the Rule. The Money Market Funds may change these operational policies to reflect changes in the laws and regulations without the approval of their shareholders.

PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition were one year or less.

The portfolio turnover rate for a Fund may vary greatly from year to year, and may also be affected by cash management requirements for share redemptions. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in tax consequences to shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

The table below shows any significant variation in the Funds’ portfolio turnover rate for the fiscal years ended April 30, 2012 and 2013.

Fund	2012	2013
Large-Cap Value Fund	37%	93%
Large-Cap Growth Fund	83%	49%
Mid-Cap Growth Fund	44%	36%
Small-Cap Growth Fund	561%	142%
Strategic Allocation Moderate Fund	41%	32%
Intermediate-Term Bond Fund	253%	52%
Broad Market Bond Fund	93%	106%
Short-Term Corporate Bond Fund	73%	110%
Short Duration Government Bond Fund*	131%	31%
Maryland Municipal Bond Fund	34%	41%
New York Municipal Bond Fund	87%	41%

*	The portfolio turnover rate for the Short Duration Government Bond Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to the Short Duration Government Bond Fund and may result in additional tax consequences to the Fund’s shareholders.

In 2012, the Small-Cap Growth Fund implemented a new strategy and the Intermediate-Term Bond Fund implemented a new portfolio management team. Each Fund experienced a short-term increase in portfolio turnover as its portfolio was re-positioned.

Fund	Fiscal Period ended April 30, 2012*	2013
Large-Cap Strategy Fund	19%	24%
Small-Cap Strategy Fund	10%	42%
Multi-Manager International Fund	85%	72%
Multi-Manager Alternatives Fund	8%	367%
Multi-Manager Real Asset Fund	180%	131%
Strategic Allocation Conservative Fund	37%	29%
Strategic Allocation Aggressive Fund	17%	43%
Municipal Bond Fund	52%	38%

*	The Multi-Manager Alternatives Fund commenced operations on January 12, 2012 and as a result, the Fund’s portfolio turnover rate is only shown for the fiscal period from January 12, 2012 through April 30, 2012. The Multi-Manager International Fund has adopted the portfolio turnover of a former series of WT Mutual Fund (the “International Predecessor Fund”) as a result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities of the International Predecessor Fund. The other Funds in the table below commenced operations on March 12, 2012 but have adopted the performance of former series of WT Mutual Fund (the “Predecessor Funds”) as a result of reorganizations in which the Funds acquired all of the assets, subject to the liabilities, of the Predecessor Funds. The portfolio turnover rates of the Funds in the table below (other than the Multi-Manager Alternatives Fund) are shown for the fiscal period from July 1, 2011 through April 30, 2012.

DETERMINING MARKET VALUE OF SECURITIES

MONEY MARKET FUNDS

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on Shares of the Fund computed by dividing the annualized daily income on the Fund’s portfolio by the NAV computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

A Fund’s use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in the Rule promulgated by the SEC under the 1940 Act. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the NAV per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund’s investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the NAV per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

FIXED INCOME, ALTERNATIVE, ASSET ALLOCATION AND EQUITY FUNDS

Market values of the Equity, Alternatives, Asset Allocation and Fixed Income Funds’ portfolio securities are determined as follows:

•	for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•

futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

•

for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing its NAV, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at 4:00 p.m. Eastern time, on the day the value of the foreign security is determined. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Funds’ Board, although the actual calculation may be done by others.

WHAT DO SHARES COST?

Each Fund’s (other than the Money Market Funds’) NAV per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

HOW ARE THE FUNDS SOLD?

Under the Distributor’s Contract with the Funds, ALPS Distributors, Inc. (“Distributor”) offers Shares on a continuous, best-efforts basis.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays up to 90% (and as much as 100%) of this charge to investment professionals for sales and/or administrative services. Any payments to investment professionals in excess of 90% of the front-end sales charge are considered supplemental payments. The Distributor retains any portion not paid to an investment professional, and makes this available for marketing and sales-related activities and expenses, including those of the Advisor and its affiliates.

ADVANCE COMMISSIONS

When an investment professional’s customer purchases Shares, the investment professional may receive an advance commission as follows:

Class A Shares (for purchases over $1 million)

Equity, Alternatives and Asset Allocation Funds (excluding Large-Cap Value Fund)

Purchase Amount	Advance Commission as a Percentage of Public Offering Price
$1 million - $2,999,999.99	1.00%
$3 million - $4,999,999.99	0.50%
Over $5 million	0.25%

Fixed Income Funds (excluding Short Duration Government Bond Fund and Short-Term Corporate Bond Fund)

Purchase Amount	Advance Commission as a Percentage of Public Offering Price
$1 million - $2,999,999.99	0.75%
$3 million - $4,999,999.99	0.50%
Over $5 million	0.25%

Short Duration Government Bond Fund and Short-Term Corporate Bond Fund

Purchase Amount	Advance Commission as a Percentage of Public Offering Price
$250,000 - $2,999,999.99	0.75%
$3 million - $4,999,999.99	0.50%
Over $5 million	0.25%

Advance commissions are calculated on a year by year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

RULE 12B-1 PLAN (CLASS A SHARES, SERVICE CLASS SHARES AND ADMINISTRATIVE CLASS SHARES)

As a compensation-type plan, the Rule 12b-1 Plan (“Plan”) is designed to pay a financial intermediary (including the Distributor, the Advisor and their affiliates) for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares, and to provide distribution related and/or recordkeeping and administrative services for Fund shareholders. The Plan is also designed to cover other costs incurred in implementing and operating the Plan. In accordance with the Plan, the Distributor may enter into agreements with financial intermediaries, such as brokers and dealers, relating to distribution and/or marketing services. The Distributor may also enter into Rule 12b-1 related agreements with administrators (including financial intermediaries, fiduciaries, custodians for public funds, and investment advisors) to provide distribution related and other services. The Plan is expected to benefit a Fund in a number of ways. For example, it is anticipated that the Plan will help a Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

In addition, the Plan is integral to the multiple class structure of the Funds, which promotes the sale of Shares by providing a range of options to investors. The Funds’ service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

A Fund may compensate a financial intermediary more or less than its actual marketing and administrative expenses. In no event will a Fund pay for any expenses of a financial intermediary that exceed the maximum Plan fee of the Funds’ average daily net assets.

For some classes of Shares, the maximum Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the financial intermediary has incurred. Therefore, it may take the financial intermediary a number of years to recoup these expenses.

The Distributor, the Advisor and their affiliates may benefit from arrangements where the Plan fees related to Class C Shares may be paid to third parties who have provided the funds to make advance commission payments to financial intermediaries.

SHAREHOLDER SERVICES PLAN (CLASS A SHARES, CLASS I SHARES, SERVICE CLASS SHARES, ADMINISTRATIVE CLASS SHARES AND SELECT CLASS SHARES)

The Funds may pay financial intermediaries, including the Distributor, the Advisor and their affiliates, a monthly fee computed at an annual rate not to exceed 0.25 of 1% of the average aggregate net asset value of the shares of a class held during the month, for providing shareholder services and maintaining shareholder accounts.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

In addition to the Rule 12b-1 and/or shareholder services fees that a Fund may pay to financial intermediaries, the Distributor and the Advisor and their affiliates may pay out of their own reasonable resources and legitimate profits amounts (including items of material value) to certain financial intermediaries. While Financial Industry Regulatory Authority (“FINRA”) regulations limit the sales charges that you may bear as a Fund shareholder, there are no limits with regard to the amounts that the Distributor, the Advisor and their affiliates may pay out of their own reasonable resources and legitimate profits. Contact your financial intermediary for information about any payments it receives from the Distributor, the Advisor and their affiliates for any service the financial intermediary provides.

The following examples illustrate the types of instances in which the Distributor, the Advisor and their affiliates may make additional payments to a financial intermediary.

SUPPLEMENTAL PAYMENTS

Financial intermediaries may be paid fees out of the assets of the Distributor, the Advisor and their affiliates.

Financial intermediaries may receive fees for providing distribution-related, recordkeeping or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, financial intermediaries may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about a Fund or other special events at recreational-type facilities, or items of material value. These payments, subject to applicable limits, if any, will be based upon the amount of Shares the financial intermediary sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial intermediary.

Processing Support Payments

The Distributor, the Advisor and their affiliates may make payments to financial intermediaries that sell Fund Shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that they may make under this category include: payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediaries’ mutual fund trading system.

Retirement Plan Program Servicing Payments

The Distributor, the Advisor and their affiliates may make payments to certain financial intermediaries who sell Fund Shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation, or other similar services.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, the Advisor and their affiliates, at their expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor, the Advisor and their affiliates to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor, the Advisor and their affiliates also may hold or sponsor, at their expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor, the Advisor and their affiliates also may provide, at their expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as FINRA.

UNDERWRITING COMMISSIONS

The following chart reflects the total front-end sales charges paid to M&T Securities and Manufacturers and Traders Trust Company (together, “M&T”), affiliates of the Advisor, in connection with the sale of Class A Shares of the Funds and the amount retained by the Distributor for the last three fiscal years ended April 30, 2013, April 30, 2012 and April 30, 2011:

	2013		2012		2011
	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained
Wilmington Large-Cap Value Fund Class A	$3,520	—	$291	—	$351	—
Wilmington Large-Cap Growth Fund Class A	$4,111	—	$445	—	$610	—
Wilmington Mid-Cap Growth Fund Class A	$12,422	—	$1,047	—	$1,587	—
Wilmington Small-Cap Growth Fund Class A	$5,041	—	$643	—	$872	—
Wilmington Strategic Allocation Moderate Fund Class A	$85,076	—	$89,923	—	$17,601	—
Wilmington Intermediate-Term Bond Fund Class A	$1,763	—	$478	—	$2,761	—
Wilmington Broad Market Bond Fund Class A	$5,223	—	$224	—	$1,433	—
Wilmington Short-Term Corporate Bond Fund Class A	$47	—	$33	—	$359	—
Wilmington Short Duration Government Bond Fund Class A	$1,501	—	$355	—	$3,367	—
Wilmington Maryland Municipal Bond Fund Class A	$6,488	—	$1,446	—	$830	—
Wilmington New York Municipal Bond Fund Class A	$9,955	—	$1,665	—	$3,718	—

	Fiscal period ended April 30, 2013		Fiscal period ended April 30, 2012*		Fiscal year ended June 30, 2011*		Fiscal year ended June 30, 2010*
	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained
Wilmington Large-Cap Strategy Fund Class A**	$—	—	$0	—	$158	—	$0	—
Wilmington Small-Cap Strategy Fund Class A**	—	—	$0	—	$0	—	$0	—
Wilmington Multi-Manager International Fund Class A	$1,337	—	$2,672	—	$728	—	$343	—
Wilmington Multi-Manager Alternatives Fund Class A	$8,144	—	$125	—	—	—	—	—
Wilmington Multi-Manager Real Asset Fund Class A	$210	—	$1,181	—	$947	—	$16,596	—
Wilmington Strategic Allocation Conservative Fund Class A	$5,020	—	$2,954	—	$9,379	—	$21,901	—
Wilmington Strategic Allocation Aggressive Fund Class A	$9,584	—	$3,177	—	$3,989	—	$16,543	—
Wilmington Municipal Bond Fund Class A	$11,940	—	$800	—	$5,640	—	$6,315	—

*	The Multi-Manager Alternatives Fund commenced operations on January 12, 2012 and as a result, the total front-end sales charges paid in connection with the sale of Class A Shares of the Fund and the amount retained by the Distributor is only shown for the fiscal period from January 12, 2012 through April 30, 2012. The Multi-Manager International Fund has adopted the performance of a former series of WT Mutual Fund (the “International Predecessor Fund”) as a result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities of the International Predecessor Fund. The other Funds in the table below commenced operations on March 12, 2012 but have adopted the performance of former series of WT Mutual Fund (the “Predecessor Funds”) as a result of reorganizations in which the Funds acquired all of the assets, subject to the liabilities, of the Predecessor Funds. The total front-end sales charges paid in connection with the sale of Class A Shares of the Funds and the amount retained by the Distributor in the table below (other than the Multi-Manager Alternatives Fund) are shown for the fiscal period from July 1, 2011 through April 30, 2012; in addition, the total front-end sales charges paid in connection with the sale of Class A Shares of the Funds and the amount retained by the Distributor for the International Predecessor Fund and the Predecessor Funds are shown for their fiscal years ended June 30, 2010, June 30, 2011 and April 30, 2012:
**	On April 13, 2013, Class A Shares of the Large-Cap Strategy Fund were converted into Class I Shares, and Class A Shares of the Small-Cap Strategy Fund were terminated.

EXCHANGING SECURITIES FOR SHARES

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Funds reserve the right to determine whether to accept your securities and the minimum market value to accept. The Funds will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

SUB-ACCOUNTING SERVICES

Certain investment professionals may wish to use the transfer agent’s sub-accounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of sub-accounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through sub-accounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

REDEMPTION IN KIND

Although each Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, each Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Funds’ Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Funds’ Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS

Each Share of a Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding shares of all series entitled to vote.

As of August 1, 2013, the following shareholders owned of record, beneficially, or both, 5% or more of the outstanding shares:

Fund Name	Account Name and Address	% Owned of Class
Large-Cap Strategy Fund Class I	SEI Private Trust Company	62.14
	C/O M&TBank/WTC ID 337
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456

	SEI Private Trust Company	18.53
	C/O M&TBank/WTC ID 337
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456

Large-Cap Value Fund Class I	SEI Private Trust Co	25.53
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

	T Rowe Price Retirement Plan	21.29
	4515 Painters Mill Rd
	Owings Mills MD 21117-4903

	SEI Private Trust Co	18.19
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

Fund Name	Account Name and Address	% Owned of Class
	SEI Private Trust Co	14.96
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

Large-Cap Growth Fund Class I	T Rowe Price Retirement Plan	37.42
	4515 Painters Mill Rd
	Owings Mills MD 21117-4903

	SEI Private Trust Co	23.94
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

	SEI Private Trust Co	7.17
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

	SEI Private Trust Co	7.16
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

Mid-Cap Growth Fund Class I	T Rowe Price Retirement Plan	30.26
	4515 Painters Mill Rd
	Owings Mills MD 21117-4903

	SEI Private Trust Co	22.22
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

	SEI Private Trust Co	9.28
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

	SEI Private Trust Company	7.90
	C/O M&TBank/WTC ID 337
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456

Fund Name	Account Name and Address	% Owned of Class
	SEI Private Trust Co	6.78
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

Small-Cap Strategy Fund Class I	SEI Private Trust Company	62.90
	C/O M&TBank/WTC ID 337
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456

	T Rowe Price Retirement Plan	7.76
	Services Inc
	4515 Painters Mill Rd
	Owings Mills MD 21117-4903

	SEI Private Trust Co.	7.73
	C/O M&T Bank ID337
	“ ”

	SEI Private Trust Co.	7.72
	C/O M&T Bank ID337

Fund Name	Account Name and Address	% Owned of Class

Small-Cap Growth Fund Class I	T Rowe Price Retirement Plan	27.07
	4515 Painters Mill Rd
	Owings Mills MD 21117-4903

	SEI Private Trust Co	25.12
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

	SEI Private Trust Co	22.76
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

	SEI Private Trust Co	6.40
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

Multi-Manager International Fund Class A	Subramonian Shankar	11.66
	Norcross GA 30092-1418

Multi-Manager International Fund Class I	SEI Private Trust Company	29.13
	C/O M&TBank ID337
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456

	SEI Private Trust Company	29.06
	C/O M&TBank/WTC ID 337
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456

	SEI Private Trust Co	7.47
	C/O M&T Bank/WTC ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

Fund Name	Account Name and Address	% Owned of Class
	SEI Private Trust Co	6.43
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

Multi-Manager Alternatives Fund Class A	Mid Atlantic Trust Co. FBO	17.87
	Wilton RE US Holdings. Inc. &
	Affiliates 401(k) Plan
	1251 Water Front Place Suite 525
	Pittsburgh, PA 15222

	Mid Atlantic Trust Co. FBO	14.46
	Granite Group 401(k) Multiple
	Employer Plan
	1251 Water Front Place Suite 525
	Pittsburgh, PA 15222

	Charles Schwab	6.52
	For Special Custody Account
	FBO of Our Customers
	Attn Mutual Funds
	101 Montgomery St
	San Francisco CA 94104-4151

Multi-Manager Alternatives Fund Class I	SEI Private Trust Company	52.67
	C/O M&TBank/WTC ID 337
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456

	SEI Private Trust Company	24.17
	C/O M&TBank/WTC ID 337
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456

Multi-Manager Real Asset Fund Class A	Charles Schwab & Co Inc	11.40
	Special Custody Account for
	the Benefit of Customers
	Attn Mutual Funds
	101 Mongomery Street
	San Francisco CA 94104

Multi-Manager Real Asset Fund Class I	SEI Private Trust Company	26.62
	C/O M&TBank
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456

	SEI Private Trust Company	23.78
	C/O M&T Bank ID 337
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456

Fund Name	Account Name and Address	% Owned of Class
	SEI Private Trust Company	10.98
	C/O M&T Bank ID 337
	Attn: Mutual Funds Admin.
	One Freedom Valley Drive
	Oaks PA 19456

	SEI Private Trust Company	6.68
	C/O M&T Bank ID 337
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456

Strategic Allocation Conservative Fund Class I	T Rowe Price Retirement Plan	64.45
	Services Inc
	4515 Painters Mill Rd
	Owings Mills MD 21117-4903

	WTRISC as Agent FBO Minerva Office	11.45
	Management Inc Supplemnet Executive
	Retirement Plan A/C 079160-000.1
	C/O Mutual Funds
	PO Box 52129
	Phoenix AZ 85072-2129

	SEI Private Trust Company	7.18
	C/O M&TBank/WTC ID 337
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456

	WTRISC FBO Vallejo Investment Inc.	5.48
	Supplemental Executive
	Retirement Plan A/C 079161-000.1
	C/O Mutual Funds
	PO Box 52129
	Phoenix, AZ 85072-2129

Strategic Allocation Moderate Fund Class I	Frontier Trust Company FBO	87.08
	A.J. Sackett & Sons Company PSP and
	PO Box 10758
	Fargo ND 58106-0758

	Pershing LLC	5.30
	PO Box 2052
	Jersey City, NJ 07303-9998

Fund Name	Account Name and Address	% Owned of Class
Strategic Allocation Aggressive Fund Class I	SEI Private Trust Company	64.04
	C/O M&TBank/WTC ID 337
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456

	T Rowe Price Retirement Plan	18.96
	Services Inc
	4515 Painters Mill Rd
	Owings Mills MD 21117-4903

	SEI Private Trust Company	5.88
	C/O M&TBank/WTC ID 337
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456

Intermediate-Term Bond Fund Class A	UBS Financial Services, Inc. FBO	5.78
	First Congregational Church
	in Concord New Hampshire
	177 North Main St
	Investment Committee
	Concord, NH 03301-5039

Intermediate-Term Bond Fund Class I	SEI Private Trust Company	23.53
	C/O M&TBank/WTC ID 337
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456

Fund Name	Account Name and Address	% Owned of Class
	SEI Private Trust Co	13.49
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

	Wendel & Co. 243100	12.69
	C/O Bank of New York Mellon
	Mutual Fund Reorg Dept
	PO Box 1066 Wall St. Station
	New York, NY 10268

	T Rowe Price Retirement Plan	10.17
	4515 Painters Mill Rd
	Owings Mills MD 21117-4903

	SEI Private Trust Co	9.30
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

	SEI Private Trust Company	6.56
	C/O M&TBank/WTC ID 337
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456

	SEI Private Trust Co	6.14
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

Broad Market Bond Fund Class A	Pershing LLC	15.61
	P.O. Box 2052
	Jersey City, NJ 07303-9998

	Subramonian Shankar	10.38
	Norcross GA 30092-1418

Broad Market Bond Fund Class I	SEI Private Trust Co	29.74
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

	SEI Private Trust Co	10.67
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

Fund Name	Account Name and Address	% Owned of Class
	SEI Private Trust Company	5.24
	C/O M&TBank/WTC ID 337
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456

Short-Term Corporate Bond Fund Class A	First Clearing, LLC	8.46
	A/C 5179-8131
	2801 Market Street
	Saint Louis, MO 63103

Short-Term Corporate Bond Fund Class I	SEI Private Trust Co	25.62
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

Fund Name	Account Name and Address	% Owned of Class
	SEI Private Trust Co	17.64
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

	SEI Private Trust Co	16.53
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

Short Duration Government Bond Fund Class A	First Hope Bank	10.83
	Investment and Trust Division
	161 Newton Sparta Rd
	Newton NJ 07860-2771

	Pershing LLC	10.73
	PO Box 2052
	Jersey City NJ 07303-2052

	Pershing LLC	10.25
	PO Box 2052
	Jersey City NJ 07303-2052

	Nationwide Trust Co FSB	7.64
	C/O IPO Portfolio Accounting
	PO Box 182029
	Columbus OH 43218-2029

Fund Name	Account Name and Address	% Owned of Class

Short Duration Government Bond Fund Class I	SEI Private Trust Co	33.71
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

	T Rowe Price Retirement Plan	30.40
	4515 Painters Mill Rd
	Owings Mills MD 21117-4903

	SEI Private Trust Co	14.08
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

	SEI Private Trust Co	12.12
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

Fund Name	Account Name and Address	% Owned of Class

Municipal Bond Fund Class I	SEI Private Trust Company	35.78
	C/O M&TBank/WTC ID 337
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456

	SEI Private Trust Company	18.39
	C/O M&TBank ID337
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456

	SEI Private Trust Company	9.44
	C/O M&TBank ID337
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456

	SEI Private Trust Company	5.78
	C/O M&TBank ID337
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456

Maryland Municipal Bond Fund Class A	Pershing	5.03
	PO Box 2052
	Jersey City, NJ 07303

Maryland Municipal Bond Fund Class I	SEI Private Trust Co	72.40
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

	SEI Private Trust Co	10.64
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

New York Municipal Bond Fund Class A	Pershing LLC	10.30
	PO Box 2052
	Jersey City NJ 07303-2052

	Vanguard Brokerage Services	5.85
	A/C 8364-4750
	PO Box 1170
	Valley Forge, PA 19482-1170

New York Municipal Bond Fund Class I	SEI Private Trust Co	29.98
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

Fund Name	Account Name and Address	% Owned of Class
	SEI Private Trust Co	13.06
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

	SEI Private Trust Co	8.29
	C/O M&T Bank ID337
	Attn: Mutual Funds Administrator
	1 Freedom Valley Dr
	Oaks PA 19456-9989

Fund Name	Account Name and Address	% Owned of Class
Prime Money Market Administrative Class	Manufacturers & Traders	99.97
	TICE & Co 8th Floor
	Attn TR Dept Cash MGMT Clerk
	PO Box 1377
	Buffalo NY 14240-1377

Prime Money Market Fund Institutional Class	BNY OCS Nominees Ltd	51.13
	Partnership
	Attn Frank Notaro
	111 Sanders Creek PKWY
	East Syracuse NY 13057-1381

	Multi Manager Real Asset RSMC	21.31
	Attn: Nancy Jachman
	100 E Pratt St. FL 17
	Baltimore, MD 21202

	Manufacturers & Traders	17.80
	TICE & Co 8th Floor
	Attn TR Dept Cash MGMT Clerk
	PO Box 1377
	Buffalo NY 14240-1377

Prime Money Market Fund Select Class	Manufacturers & Traders	77.17
	TICE & Co 8th Floor
	Attn TR Dept Cash MGMT Clerk
	PO Box 1377
	Buffalo NY 14240-1377

	Pershing	7.76
	As Agent for Brokerage Customers
	Attn: Cash Management
	1 Pershing PLZ
	Jersey City NJ 07399-0002

Prime Money Market Fund Service Class	Manufacturers & Traders	52.79
	TICE & Co 8th Floor
	Attn TR Dept Cash MGMT Clerk
	PO Box 1377
	Buffalo NY 14240-1377

Fund Name	Account Name and Address	% Owned of Class
	Pershing	36.87
	As Agent for Brokerage Customers
	Attn: Cash Management
	1 Pershing PLZ
	Jersey City NJ 07399-0002

	Wilmington Trust N.A. & Affiliates	5.97
	Sweep Account
	PO Box 52129
	Phoenix, AZ 85072

U.S. Government Money Market Administrative Class	Manufacturers & Traders	99.72
	TICE & Co 8th Floor
	Attn TR Dept Cash MGMT Clerk
	PO Box 1377
	Buffalo NY 14240-1377

U.S. Government Money Market Fund Service Class	Manufacturers & Traders	93.47
	TICE & Co 8th Floor
	Attn TR Dept Cash MGMT Clerk
	PO Box 1377
	Buffalo NY 14240-1377

U.S. Government Money Market Fund Select Class	Manufacturers & Traders	87.43
	TICE & Co 8th Floor
	Attn TR Dept Cash MGMT Clerk
	PO Box 1377
	Buffalo NY 14240-1377

	M&T Bank	10.78
	Commerical Sweep Accounts
	Attn: Sweep Operations
	626 Commerce Dr
	Amherst NY 14228-2307

U.S. Government Money Market Fund Institutional Class	Manufacturers & Traders	60.86
	TICE & Co 8th Floor
	Attn TR Dept Cash MGMT Clerk
	PO Box 1377
	Buffalo NY 14240-1377

	Wilmington Trust FSC as TTEE FBO	39.02
	Atlas Pacific PS Plan
	PO Box 52129
	Phoenix, AZ 85072

Fund Name	Account Name and Address	% Owned of Class
U.S. Treasury Money Market Fund Administrative Class	Manufacturers & Traders	99.91
	TICE & Co 8th Floor
	Attn TR Dept Cash MGMT Clerk
	PO Box 1377
	Buffalo NY 14240-1377

U.S. Treasury Money Market Fund Select Class	Manufacturers & Traders	60.51
	TICE & Co 8th Floor
	Attn TR Dept Cash MGMT Clerk
	PO Box 1377
	Buffalo NY 14240-1377

	M&T Bank	25.08
	Commerical Sweep Accounts
	Attn: Sweep Operations
	626 Commerce Dr
	Amherst NY 14228-2307

	Pershing LLC	11.15
	For the Exclusive Benefit of
	Its Customers
	1 Pershing PLZ
	Jersey City NJ 07399-0002

US Treasury Money Market Fund Service Class	Medical Service Group	97.25
	Governing Board Money Advantage
	Account
	155 Elizabeth Blackwell St
	RM209 CAB
	Syracuse NY 13210-2341

Tax-Exempt Money Market Fund Administrative Class	Manufacturers & Traders	99.99
	TICE & Co 8th Floor
	Attn TR Dept Cash MGMT Clerk
	PO Box 1377
	Buffalo NY 14240-1377

Fund Name	Account Name and Address	% Owned of Class
Tax-Exempt Money Market Fund Select Class	Manufacturers & Traders	93.59
	TICE & Co 8th Floor
	Attn TR Dept Cash MGMT Clerk
	PO Box 1377
	Buffalo NY 14240-1377

Tax-Exempt Money Market Fund Service Class	Pershing	85.55
	As Agent for Brokerage Customers
	Attn: Cash Management
	1 Pershing PLZ
	Jersey City NJ 07399-0002

	Manufacturers & Traders	6.29
	TICE & Co 8th Floor
	Attn: TR Dept Cash MGMT Clerk
	PO Box 1377
	Buffalo, NY 14240-1377

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Shareholder	Fund and% Owned
SEI Private Trust Co, C/ O M&T Bank, One Freedom Valley Drive, Oaks, PA 19456

Broad Market Bond Fund, Class I – 45.65%

Multi-Manager International Fund, Class I – 72.09%

Multi-Manager Real Asset Fund, Class I – 68.06%

Mid-Cap Growth I – 46.18%

Intermediate-Term Bond Fund, Class I – 59.02%

Large-Cap Growth Fund, Class I – 38.27%

Large-Cap Value Fund, Class I – 58.68%

Large-Cap Strategy Fund, Class I – 80.67%

Maryland Muni Bond Fund, Class I – 83.04%

Municipal Bond Fund, Class I – 69.39%

New York Muni Bond Fund, Class I – 51.33%

Multi-Manager Alternatives Fund, Class I – 52.67%

Short Duration Government Bond – Class I – 59.91%

Short-Term Corporate Bond Fund, Class I – 59.79%

Small-Cap Growth Fund, Class I – 54.28%

Small-Cap Strategy Fund, Class I – 78.35%

Strategic Allocation Aggressive Fund, Class I – 69.92%

T Rowe Price Retirement Plan, 4515 Painters Mill Rd, Owings Mills, MD 21117	Mid-Cap Growth Fund, Class I – 30.26% Large-Cap Growth I – 37.42% Short Duration Government Bond, Class I – 30.40% Small-Cap Growth – 27.07% Strategic Allocation Conservative Fund, Class I – 64.45%

Pershing as Agent for Brokerage Customers, 1 Pershing Plaza, Jersey City, NJ 07399	Prime Money Market Fund, Service Class – 36.87% Tax-Exempt Money Market Fund, Service Class – 85.55%

Manufacturers & Traders Trust Co. TICE & Co., PO Box 1377, Buffalo, NY 14240

Prime Money Market Fund, Admin Class – 99.97%

Prime Money Market Fund, Select Class Admin – 77.17%

Prime Money Market Fund, Service Class – 52.79%

Tax-Exempt Money Market Fund, Select Class – 93.59%

US Government Money Market, Admin Class – 99.72%

US Government Money Market Fund, Service Class – 93.47%

US Government Money Market Fund, Select Class – 87.43%

US Government Money Market, Institutional Class – 60.86%

US Treasury Money Market Fund, Admin Class – 99.91%

US Treasury Money Market Fund, Select Class – 60.51%

Frontier Trust Company, P.O. Box 10758, Fargo, ND 58106	Strategic Allocation Moderate Fund, Class I – 87.08%

Medical Service Group, 155 Elizabeth Blackwell St, Syracuse, NY 13210	US Treasury Money Market Fund, Service Class – 97.25%

BNY Ltd Partnership, 111 Sanders Creek Pkwy, E. Syracuse, NY 13057	Prime Money Market Fund, Institutional Class – 51.13%

Wilmington Trust FSC as TTEE FBO Atlas pacific PS Plan, PO Box 52129, Phoenix, AZ 85072	US Government Money Market Institutional Shares – 39.02%

M&T Bank Commercial Sweep Accounts, Attn: Sweep Operations, 626 Commerce Drive, Amherst, NY 14228	Tax Exempt Money Market Administrative Shares – 99.99%

Disclosures

Pershing

Pershing LLC is a single member Delaware Limited Liability Company and a wholly owned subsidiary of Pershing Group LLS (the “parent”) which is a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNYM”).

Manufacturers & Traders

Manufacturers and Traders Trust Company (“M&T Bank”).

TAX INFORMATION

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Tax Information” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current low that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

TAXATION OF THE FUND

The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a RIC (sometimes referred to as a “regulated investment company” or “fund”) under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a Regulated Investment Company

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•

Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•

Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•

Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio Turnover

For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate (except in a money market fund that maintains a stable net asset value) may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions — Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors — Capital Gain Dividends and Short-Term Capital Gain Dividends” below.

Capital Loss Carryovers

The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010, rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions — Distributions of Capital Gains” below). A “qualified late year loss” includes:

(i)	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and (ii) the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.

Undistributed Capital Gains

The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Asset Allocation Funds

If the Fund invests in underlying funds, distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. The Fund generally will not be able to currently offset gains realized by one underlying fund in which the Fund invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, unless the Fund is a qualified fund of funds discussed below, the Fund (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes (see, “Taxation of Fund Distributions — Pass-through of foreign tax credits” below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an underlying fund, and (c) dividends paid by the Fund from interest earned by an underlying fund on U.S. government obligations is unlikely to be exempt from state and local income tax (see, “U.S. government securities” below). However, the Fund is eligible to pass-through to shareholders qualified dividends earned by an underlying fund (see, “Taxation of Fund Distributions — Qualified Dividend Income for Individuals” and “— Corporate Dividends Received Deduction” below). A qualified fund of funds, i.e. a fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Federal Excise Tax

To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign Income Tax

Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

TAXATION OF FUND DISTRIBUTIONS (ALL FUNDS)

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income

The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “— Qualified Dividend Income for Individuals” and “— Corporate Dividends Received Deduction.”

Distributions of Capital Gains

The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The Money Market Funds do not expect to realize any long-term capital gains or losses.

Maintaining a $1 share price — Money Market Funds

Gains and losses on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Fund to adjust its dividends to maintain its $1 share price. This procedure may result in under- or over-distributions by the Fund of its net investment income. This in turn may result in return of capital distributions, the effect of which is described in the following paragraph.

Return of Capital Distributions

Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or REITs (see, “Tax Treatment of Portfolio Transactions — Investments in U.S. REITs” below).

Qualified Dividend Income for Individuals

Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Corporate Dividends Received Deduction

For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities

At the time of your purchase of shares (except in a money market fund that maintains a stable net asset value), the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits

If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if the Fund is a qualified fund of funds (i.e., a fund at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the AMT. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions — Securities Lending” below.

Tax Credit Bonds

If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

U.S. Government Securities

Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations) generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If the Fund is a fund of funds, see, “Taxation of the Fund — Asset Allocation Funds” above.

Dividends Declared in December and Paid in January

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax

The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

TAXATION OF FUND DISTRIBUTIONS (TAX-EXEMPT FUNDS ONLY)

The Municipal Bond Fund, Maryland Municipal Bond Fund, New York Municipal Bond Fund and Tax-Exempt Money Market Fund (the “Tax-Exempt Funds”) each intend to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund’s taxable year at least 50% of the Fund’s total assets consists of municipal securities, which are exempt from federal income tax.

Exempt-Interest Dividends

Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund’s tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to AMT in certain circumstances and may have other collateral tax consequences as discussed below.

Distributions of Ordinary Income and Capital Gains

Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security. Distributions by the Fund of ordinary income and capital gains will be taxable to shareholders as discussed above under “Taxation of Fund Distributions.”

Alternative Minimum tax — Private Activity Bonds

AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. Exempt-interest dividends derived from certain “private activity” municipal securities issued after August 7, 1986 generally will constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the AMT. In addition, exempt-interest dividends derived from all municipal securities regardless of the date of issue, must be included in adjusted current earnings which are used in computing an additional corporate preference item includable in AMTI. Certain small corporations are wholly exempt from the AMT. The Tax-Exempt Money Market Fund is required to limit to 20% that part of its income that would be subject to AMT.

Effect on Taxation of Social Security Benefits; Denial of Interest Deduction; “Substantial Users”

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

Exemption from State Tax

To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes. Shareholders in a qualified fund of funds that receive exempt-interest dividends should consult their own tax advisors as to whether such dividends are exempt from personal income tax in their state of residence. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

Failure of a Municipal Security to Qualify to Pay Exempt-Interest

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a Municipal Security could cause interest on the Municipal Security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the Municipal Security was issued. In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Distributions Paid By the New York Municipal Bond Fund

Distributions of exempt-interest dividends paid to shareholders of the Fund will not be subject to New York State or New York City personal income taxes to the extent that such distributions are derived from interest income on obligations of the State of New York and its political subdivisions, and qualifying obligations of U.S. territories and possessions. To the extent that distributions are derived from other sources, such distributions will generally be subject to New York State and/or New York City tax. Capital gain dividends paid by the Fund are taxable at ordinary income rates for New York State and New York City personal income tax purposes irrespective of the source of such capital gains.

Distributions from (or, if applicable, the value of) the Fund generally will be taxable to shareholders that are subject to the New York State franchise tax on corporations and/or the New York City corporation tax.

Distributions Paid By the Maryland Municipal Bond Fund

Distributions paid to shareholders of the Fund that are attributable to interest derived from (i) obligations of Maryland or its political subdivisions and authorities, (ii) direct obligations of the United States, and/or (iii) qualifying obligations of certain authorities, commissions, instrumentalities, possessions or territories of the United States (including, for example, qualifying obligations of Puerto Rico, Guam and the Virgin Islands), will be exempt from the Maryland personal income tax. Tax exempt treatment is generally not available for distributions attributable to income from indirect obligations of the United States (i.e., Ginnie Maes, Fannie Maes, etc.). In addition, distributions from the Fund attributable to gains realized by the Fund from the sale or exchange of a Maryland state or local obligation will not be subject to the Maryland personal income tax.

To the extent that distributions of the Fund are attributable to sources other than those described in the preceding paragraph, such as, for example, interest received by the Fund on obligations issued by states other than Maryland or capital gains realized by the Fund on obligations issued by U.S. territories and possessions and from states other than Maryland, such distributions will be subject to Maryland state and local income taxes. Income earned on certain private activity bonds (other than obligations of the State of Maryland or a political subdivision or authority thereof) which the Fund might hold may constitute a Maryland tax preference for individual shareholders. In addition, capital gains realized by a shareholder upon a redemption or exchange of portfolio shares will be subject to Maryland state and local income taxes.

SALE OR REDEMPTION OF FUND SHARES

Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Cost Basis Information

Unless you are investing in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or are investing in a money market fund that maintains a stable net asset value, the Fund is required to report to you and the IRS the cost basis of “covered shares” you sell or otherwise dispose of in a taxable transaction. These cost basis reporting rules are generally effective for Fund shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (“covered shares”) and the shares are disposed of after that date. Cost basis will be calculated using the default method of average cost, unless you instruct the Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Fund’s default method of average cost, other cost basis methods offered by the Wilmington Funds, which you may elect to apply to covered shares, include:

•	First-In, First-Out — shares acquired first in the account are the first shares depleted.

•	Last-In, First-Out — shares acquired last in the account are the first shares depleted.

•	Highest In, First Out (High Cost) — shares acquired with the highest cost per share are the first shares depleted.

•	Lowest In, First Out (Low Cost) — shares acquired with the lowest cost per share are the first shares depleted.

•

Specific Lot Identification — shareholder selects which lots to deplete at time of each disposition. Transaction amount must be in shares. If you identify an insufficient number of shares or do not make a timely identification, the transaction will default to the first-in, first-out method.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Fund in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any “noncovered shares” (as defined below) you may own. You may change or revoke the use of the average cost method and elect another cost basis method for covered shares if you notify the Fund in writing. You may change from average cost to another cost basis method for covered shares at any time, but only for shares acquired after the date of the change (the change is prospective). After the change, the basis of the shares that were averaged remain averaged. You may revoke the use of the average cost method and revert to another cost basis method for covered shares if you notify the Fund in writing by the date of the first sale, exchange or other disposition of the shares. After the revocation, the basis of the shares that were averaged revert to their actual cost basis.

The Fund may also provide Fund shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Fund (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares. With the exception of the specific lot identification method, the Wilmington Funds deplete noncovered shares in first-in, first-out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first. The cost basis for noncovered shares will be calculated separately from any covered shares you may own. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Fund.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Fund, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Fund as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

For additional information and updates regarding cost basis reporting and available shareholder elections, please visit Wilmington Fund’s website at http://www.wilmingtonfunds.com. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash Sales

All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a Loss Within Six Months of Purchase

Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. However, this rule will not apply to any loss incurred on a redemption or exchange of shares of a tax-free money market fund or other fund that declares exempt-interest dividends daily and distributes them at least monthly for which your holding period begins after December 22, 2010.

Money Market Funds

Because shares in the Money Market Funds are offered and redeemed at a constant net asset value of $1.00 per share, a shareholder will generally recognize neither gain nor loss on a redemption of shares.

Reportable Transactions

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAX TREATMENT OF PORTFOLIO TRANSACTIONS

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Securities In Which the Funds Invest” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General

In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed-Income Investments

Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund

Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions

In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions

A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC Investments

A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs

A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in Taxable Mortgage Pools (Excess Inclusion Income)” and “Non-U.S. Investors — Investment in U.S. Real Property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investments in Non-U.S. REITs

While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign Income Tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in Taxable Mortgage Pools (Excess Inclusion Income)

Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in Partnerships and QPTPs

For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund — Qualification as a Regulated Investment Company.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. fund investments in partnerships, including in QPTPs, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in Commodities — Structured Notes, Corporate Subsidiary and Certain ETFs

Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See “Taxation of the Fund — Qualification as a Regulated Investment Company.” Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. However, as of the date of this SAI, the IRS has suspended the issuance of any further private letter rulings pending a review of its position. Should the IRS issue guidance, or Congress exact legislation, that adversely affects the tax treatment of a fund’s use of commodity-linked notes, or a corporate subsidiary, the fund may no longer be able to utilize commodity index-linked notes or a corporate subsidiary to gain commodity exposure. In addition, a fund may gain exposure to commodities through investment in QPTPs such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the fund could fail to qualify as a regulated investment company. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Securities Lending

While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in Convertible Securities

Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Investments in Securities of Uncertain Tax Character

A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

TAX CERTIFICATION AND BACKUP WITHHOLDING

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

NON-U.S. INVESTORS

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General

The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund. Exemptions from this U.S. withholding tax are provided for exempt-interest dividends, capital gain dividends paid by the Fund from its net long-term capital gains and, with respect to taxable years of the Fund beginning before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Exempt-Interest Dividends

In general, exempt-interest dividends reported by the Fund to shareholders as paid from net tax-exempt income are not subject to U.S. withholding tax.

Capital Gain Dividends and Short-Term Capital Gain Dividends

In general, (i) a capital gain dividend reported by the Fund to shareholders as paid from its net long-term capital gains, or (ii) with respect to taxable years of the Fund beginning before January 1, 2014 (unless such provision is extended or made permanent), a short-term capital gain dividend reported by the Fund to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. After such sunset date, short-term capital gains are taxable to non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate.

Interest-Related Dividends

With respect to taxable years of the Fund beginning before January 1, 2014 (unless such provision is extended or made permanent), dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is reported by the Fund to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting is based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further Limitations on Tax Reporting for Interest-Related Dividends and Short-Term Capital Gain Dividends for Non-U.S. Investors

It may not be practical in every case for the Fund to report, and the Fund reserves the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits

Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. Real Property

The Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Fund or by a U.S. REIT or U.S. real property holding corporation in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) as follows:

•

The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution attributable directly or indirectly to a sale or exchange of a USRPI if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and U.S. real property holding corporations, and

•	You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

•

If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

•

In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends paid by the Fund before January 1, 2014 (unless such provision is extended or made permanent), After such sunset date, Fund distributions from a U.S. REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. Estate Tax

Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. Tax Certification Rules

Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from back-up withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”)

Under FATCA, foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”) that are shareholders in the Fund may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2016. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in a Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?

BOARD OF TRUSTEES

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Funds. Where required, the tables separately list Trustees who are “interested persons” of the Funds (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Each Board member oversees all portfolios of the Trust and serves for an indefinite term. Information about each Trustee is provided below. Unless otherwise noted, the business address of each Trustee and Senior Officer of the Funds is 111 South Calvert Street, 26th floor, Baltimore, Maryland 21202. The Trust is comprised of 23 funds and is the only investment company in the Fund Complex. The Total Compensation from the Trust shown is as of the most recently completed fiscal year dated April 30, 2013.

INTERESTED TRUSTEE BACKGROUND AND COMPENSATION

Name Address Birth date Position With Trust Date Service Began	Principal Occupations for Past Five Years and Other Directorships Held	Total Compensation From Trust
R. Samuel Fraundorf, CFA, CPA* Birth date: 4/64	Principal Occupations: President of WTIA.	$0

Trustee Began serving: March 2012	Other Directorships Held: None.

	Previous Positions: President of Wilmington Trust Investment Management (“WTIM”) (8/04 to 1/12); Chief Operating Officer of WTIM (1/08 to 1/09); Director of Research at WTIM (8/04 to 1/08).

Name Address Birth date Position With Trust Date Service Began	Principal Occupations for Past Five Years and Other Directorships Held	Total Compensation From Trust
Robert J. Truesdell* Birth date: 11/55	Principal Occupations: Group Vice President and Senior Investment Advisor for Wilmington Trust Wealth Advisory Services, M&T Bank.	$0

Trustee Began serving: December 2012	Other Directorships Held: None.

	Previous Positions: Bond Department Manager, M&T Bank (2/88 to 7/12); Group Vice President, Managing Director and Chief Investment Officer, WTIA (6/02 to 6/12) and WFMC (3/12 to 6/12).

*	R. Samuel Fraundorf is “interested” due to the positions he holds with WTIA. Robert J. Truesdell is “interested” due to the positions he currently holds with Wilmington Trust Wealth Advisory Services, M&T Bank, the parent of the Funds’ Advisor, and previous positions held with WTIA and WFMC.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Birth date Position With Trust Date Service Began	Principal Occupations for Past Five Years and Other Directorships Held	Total Compensation From Trust*
Joseph J. Castiglia Birth date: 7/34	Principal Occupations: Private Investor, Consultant and Community Volunteer.	$96,500

Chairman and Trustee Began serving: February 1988	Other Directorships Held: Chairman (3/06 to 3/08), Trustee (3/04 to present) and Treasurer (3/10 to 3/12), Buffalo Olmstead Parks Conservancy (1/05 to present); Chairman and Trustee, Buffalo Philharmonic Orchestra Foundation (1/06 to 1/12); Vice Chairman and Trustee, Christ the King Seminary (1/05 to present); Director, Dunn Tire Corporation (1/05 to present); Chairman (5/12 to present), Director (1/08 to present), Read to Succeed Buffalo (1/08 to present); Director, Catholic Medical Partners (7/12 to present); Director, Roycroft Campus Corporation (8/12 to present).

	Previous Positions: President, Chief Executive Officer, Vice President, Treasurer, Controller and Vice Chairman, Pratt & Lambert United (manufacturing of paints, coatings and adhesives) (12/67 to 1/96); Chairman and Director, Catholic Health Systems of Western New York (1/97 to 5/03); Chairman and Director, Blue Cross Blue Shield of Western and Central New York (health insurance provider) (5/92 to 5/07); Lead Director and Director, Energy East (gas and electric utility); Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch.

Robert H. Arnold Birth date: 3/44	Principal Occupations: Founder and Co-Manager, R.H. Arnold & Co. (financial consulting) (1989 to present).	$66,500

Trustee Began serving: March 2012	Other Directorships Held: First Potomac Realty Trust (real estate investment trust).

Name Birth date Position With Trust Date Service Began	Principal Occupations for Past Five Years and Other Directorships Held	Total Compensation From Trust*
William H. Cowie, Jr. Birth date: 1/31	Principal Occupations: Retired. Other Directorships Held: MedStar Community Health (not-for-profit owner and operator of hospitals) (1972 to present).	$70,000

Trustee Began serving: September 2003	Previous Positions: CFO, Pencor Inc. (environmental project development company); Vice Chairman of Signet Banking Corp.

John S. Cramer Birth date: 2/42	Principal Occupations: Senior Consultant, Yaffe & Co. (health care consulting) (2/06 to present).	$71,500

Trustee Began serving: December 2000

Other Directorships Held: Director, Chairman of the Executive Committee and Chairman of the Compensation Committee of Chek-Med Corporation (6/03 to present).

Previous Positions: President and Chief Executive Officer Emeriti, Pinnacle Health Systems (non-profit hospital and health care system in Central Pennsylvania).

Daniel R. Gernatt, Jr. Birth date: 7/40	Principal Occupations: CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).	$66,500

Trustee Began serving: February 1988	Other Directorships Held: Director, Roswell Park Alliance (2008 to present); Trustee, Gernatt Family Foundation.

Nicholas A. Giordano Birth date: 3/43	Principal Occupations: Consultant, financial services organizations (1997 to present).	$82,500

Trustee Began serving: March 2012	Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens).

	Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Richard B. Seidel Birth date: 4/41	Principal Occupations: Chairman and Director, Girard Partners, Ltd. (investment advisor) (1/96 to present); Chairman and Director, Girard Capital (broker-dealer) (1/10 to present).	$66,500

Trustee Began serving: September 2003	Other Directorships Held: Director, Tristate Capital Bank (1/08 to present).

*	The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

SUMMARY OF THE EXPERIENCE AND QUALIFICATIONS OF TRUSTEES

Described below for each Trustee are specific experiences, qualifications, attributes, or skills that support a conclusion that he or she should serve as a Trustee of the Trust as of the date of this SAI and in light of the Trust’s business and structure. The role of an effective Trustee inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the Trustee may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations. It is believed that the specific background of each Trustee evidences those abilities and is appropriate to his or her serving on the Trust’s Board of Trustees. Further information about each Trustee is set forth in the table above describing the business activities of each Trustee during the past and other directorships held five years.

INTERESTED TRUSTEES

Mr. Fraundorf has served as a Trustee of the Trust since March 2012. He has significant experience related to the financial services industry, having been Chief Operating Officer of WTIM. He is currently the President of WTIA.

Mr. Truesdell has served as a Trustee of the Trust since December 2012, while also acting as a Senior Investment Advisor for Wilmington Trust Wealth Advisory Services, M&T Bank, the parent company of the Advisor to the Funds, WFMC and WTIA. His current position within the M&T organization entails significant responsibilities and his previous positions with WFMC and WTIA included extensive business experience with the operations of a financial services company.

INDEPENDENT TRUSTEES

Mr. Arnold has served as an Independent Trustee of the Trust since March 2012. He has significant experience related to the business and financial services industries, being the founder and co-manager of R.H. Arnold & Co., Inc., a financial consulting firm. He has also served as a trustee to other mutual fund complexes.

Mr. Castiglia has over 24 years of experience serving as an Independent Trustee of the Trust, including experience serving as the Chairman of the Board. Those positions have provided Mr. Castiglia with knowledge of the operations and business of the Trust and the Funds, and have called upon him to exercise leadership and analytical skills. Mr. Castiglia has significant business experience, having been, among other things, Chairman of Blue Cross Blue Shield of Western and Central New York; Chairman of Catholic Health of Western New York; Chairman of the Buffalo Branch of the Federal Reserve Bank of New York; President and Chief Executive Office of Pratt & Lambert United Inc. (NYSE); Lead Director of Energy East Corporation (NYSE); and Principal of Deloitte & Touche (formerly Haskins & Sells).

Mr. Cowie has over 8 years of experience serving as an Independent Trustee of the Trust. That position has provided him with knowledge of the operations and business of the Trust and the Funds. Mr. Cowie has significant experience related to the financial services industry, having been Vice Chairman of Signet Banking Corp.

Mr. Cramer has over 11 years of experience serving as an Independent Trustee of the Trust. That position has provided him with knowledge of the operations and business of the Trust and the Funds. Mr. Cramer has significant business experience, having been, among other things, President and Chief Executive Officer of Pinnacle Health Systems.

Mr. Gernatt has 24 years of experience serving as an Independent Trustee of the Trust. That position has provided him with knowledge of the operations and business of the Trust and the Funds. Mr. Gernatt has significant business experience, as he has served as Chief Executive Officer of Gernatt Asphalt Products, Inc. since 1979.

Mr. Giordano has served as an Independent Trustee of the Trust since March 2012. He has significant experience related to the business and financial services industries, having been Chief Executive Officer of the Philadelphia Stock Exchange. He is currently a consultant to financial service organizations and serves as a trustee to other mutual fund complexes.

Mr. Seidel has over 8 years of experience serving as an Independent Trustee of the Trust. That position has provided him with knowledge of the operations and business of the Trust and the Funds. Mr. Seidel has significant experience related to the financial services industry, having been Founder, Chairman and Director of Girard Partners Ltd., a registered investment advisory firm, since 1995, and Chairman and Director of Girard Capital, a broker-dealer, since 2009.

The Board believes that each Trustee’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Trustee brings to the entire Board, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.

Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or non-profit entities or other organizations; and/or other life experiences.

To assist them in evaluating matters under federal and state law, the Independent Trustees may benefit from information provided by counsel to the Trust. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

OFFICERS BACKGROUND AND COMPENSATION

Name Address Birth year Position With Trust	Principal Occupations for Past Five Years and Previous Positions	Total Compensation From Trust*
Samuel Guerrieri Birth year: 1965 President Began serving: December 2012	Principal Occupations: President and Chief Executive Officer, M&T Securities, Senior Vice President, M&T Bank.	—

Michael D. Daniels Birth year: 1967	Principal Occupations: Chief Operating Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc., Administrative Vice President, M&T Bank.	—

Chief Operating Officer Began serving: June 2007	Previous Positions: Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JP Morgan Chase Bank (2002 to 2004).

Jeffrey M. Seling Birth year: 1970 Assistant Treasurer Began serving: June 2013	Principal Occupations: Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc. Assistant Treasurer, Wilmington Funds	—

Vice President Began serving: June 2007	Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

John C. McDonnell Birth Year: 1966	Principal Occupations: Vice President, Wilmington Funds Management Corporation (2005 to present); and Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).	—

Vice President and Assistant Treasurer Began serving: June 2013	Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012); Audit Senior, Deloitte LLP (2004 to 2005); Assistant Vice President, 1838 Investment Advisors, LP (1999 to 2004).

Hope L. Brown Birth year: 1973	Principal Occupations: Vice President, Wilmington Trust Investment Advisors, Inc.; Chief Compliance Officer, Wilmington Funds.	—

Chief Compliance Officer, AML Compliance Officer and Assistant Secretary Began serving: December 2012	Previous Positions: Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance for T. Rowe Price (2005 to 2010); Senior Compliance Officer, Manager of Compliance for RE Investment, Inc., RE Advisers, Inc. and the Homestead Funds (2001 to 2005).

Eric B. Paul Birth year: 1974	Principal Occupations: Administrative Vice President, M&T Bank (2003 to present); Director of Proprietary Products, M&T Bank since April 2008.	—

Vice President Began serving: June 2008

Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201 Birth year: 1957	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995-2003).	—

Vice President Began serving: June 2010

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972	Principal Occupations: Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present). Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).	—

Chief Financial Officer and Treasurer Began serving: July 2013

Name Address Birth year Position With Trust	Principal Occupations for Past Five Years and Previous Positions	Total Compensation From Trust*
Lisa R. Grosswirth 101 Barclay Street, 13E New York, NY 10286 Birth year: 1963	Principal Occupations: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).	—

Secretary Began serving: September 2007

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958	Principal Occupations: Chief Executive Officer, Foreside Financial Group, LLC (7/12 to present). Previous Positions: President, Foreside Financial Group, LLC (5/08 to 7/12); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (6/03 to 6/06); Vice President, Bainbridge Capital Management (8/02 to 5/04).	—

Chief Executive Officer Began serving: September 2007

*	Officers do not receive any compensation from the Trust.

COMMITTEES OF THE BOARD

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, the Trust, and each Fund’s shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Nominating and Governance Committee, Pricing Committee, Disclosure Controls and Procedures Committee and the Sub-Advisor and Performance Oversight Committee.

The Audit Committee is composed of each of Nicholas A. Giordano, Chairman, Joseph J. Castiglia, William H. Cowie and John S. Cramer, each who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act (individually, an Independent Trustee and collectively, the Independent Trustees). The Audit Committee oversees and monitors the Trust’s internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the auditors for the Trust. The Audit Committee is also responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services performed. The Chairman of the Audit Committee shall be responsible for pre-approving all non-audit related services subject to ratification by the full Audit Committee. The Audit Committee reviews the qualifications of the auditor’s key personnel involved in the foregoing activities and monitors the auditor’s independence. The Audit Committee also discusses the Trust’s processes with respect to risk assessment and risk management. During the fiscal year ended April 30, 2013, the Audit Committee met four times.

The Nominating and Governance Committee is composed of all of the Independent Trustees, as that term is defined in section 2(a)(19) of the 1940 Act. The Trust has a Nominating and Governance Committee Charter. The Board of the Trust shall appoint the members of the Nominating and Governance Committee and the Nominating and Governance Committee is responsible for the selection and nomination for election to the full Board, appropriate candidates for service as Trustees of the Trust. In addition, the Nominating and Governance Committee will provide a forum for the Independent Trustees to address important issues of corporate governance for the Trust, including to make appropriate recommendations to the full Board regarding sound governance practices. Unless otherwise determined by the Committee, the Chairman of the Board serves as Chairman of the Nominating and Governance Committee. During the fiscal year ended April 30, 2013, the Nominating and Governance Committee met once.

The Pricing Committee is composed of any one Independent Trustee and a representative from the Advisor. The Pricing Committee may make fair valuation determinations as may be required from time to time. The Pricing Committee meets as is required. During the fiscal year ended April 30, 2013, the Pricing Committee did not meet.

The Disclosure Controls and Procedures (DC&P) Committee is composed of the Trust’s Principal Executive Officer (PEO), Principal Financial Officer (PFO), Chief Compliance Officer, as well as the Chief Investment Officer and Chief Operating Officer of the Advisor, and from time to time, Fund Counsel and other persons may be invited to attend meetings by the Trust’s PEO and PFO. The DC&P Committee oversees internal controls relating to preparation and filing of financial statements and meets prior to the final approvals by the PEO and PFO of the Fund on the annual report, semi-annual report, Form N-Q Filings and certain other filings. During the fiscal year ended April 30, 2013, the DC&P Committee met eight times.

The Sub-Advisor and Performance Oversight (SA & PO) Committee is composed of any one Independent Trustee and any one representative from the Advisor, and from time to time, Fund Counsel and other persons may be invited to attend meetings. The SA & PO Committee oversees the manager selection process and meets prior to the selection of additional sub-advisors or the termination of any sub-advisor. During the fiscal year ended April 30, 2013, the SA & PO Committee did not meet.

BOARD OWNERSHIP OF SHARES IN THE FUNDS AND IN THE TRUST

AS OF DECEMBER 31, 2012

Board Member Name	Dollar Range of Shares Owned in Funds	Aggregate Dollar Range of Shares Owned in Trust
Interested Board Members
R. Samuel Fraundorf		$50,001-$100,000
Wilmington Small-Cap Strategy Fund	$1-$10,000
Wilmington Multi-Manager International Fund	$50,001-$100,000
Robert J. Truesdell		$50,001-$100,000
Wilmington Tax-Exempt Money Market Fund	$1-$10,000
Wilmington Short Duration Government Bond Fund	$50,001-$100,000
Wilmington New York Municipal Bond Fund	$1-$10,000
Wilmington Multi-Manager Alternatives Fund	$1-$10,000
Independent Board Members
Joseph J. Castiglia		Over $100,000
Wilmington Small-Cap Growth Fund	Over $100,000
Robert H. Arnold		Over $100,000
Wilmington Multi-Manager Alternatives Fund	Over $100,000
William H. Cowie, Jr.		Over $100,000
Wilmington Mid-Cap Growth Fund	Over $100,000
Wilmington Large-Cap Value Fund	$50,001-$100,000
Wilmington Large-Cap Growth Fund	$50,001-$100,000
John S. Cramer		Over $100,000
Wilmington Large-Cap Growth Fund	$1 - $10,000
Wilmington Mid-Cap Growth Fund	$1 - $10,000
Wilmington Small-Cap Growth Fund	$10,001-$50,000
Wilmington Multi-Manager International Fund	$1 - $10,000
Wilmington Strategic Allocation Moderate Fund	$1 - $10,000
Wilmington Prime Money Market Fund	$1 - $10,000
Wilmington Municipal Bond Fund	Over $100,000
Daniel R. Gernatt, Jr		Over $100,000
Wilmington Large-Cap Value Fund	Over $100,000
Wilmington Large-Cap Growth Fund	Over $100,000
Wilmington Mid-Cap Growth Fund	Over $100,000
Wilmington Multi-Manager International Fund	Over $100,000
Wilmington Tax-Exempt Money Market	Over $100,000
Wilmington Prime Money Market Fund	$1-$10,000
Nicholas A. Giordano		Over $100,000
Wilmington Multi-Manager Real Asset Fund	Over $100,000
Wilmington Intermediate-Term Bond Fund	$10,001-$50,000
Richard B. Seidel		$50,001-$100,000
Wilmington Large-Cap Strategy Fund	$10,001-$50,000
Wilmington Mid-Cap Growth Fund	$10,001-$50,000

As of August 1, 2013, the Fund’s Board and Officers as a group owned less than 1% of each Fund’s outstanding shares.

OTHER SHARE OWNERSHIP INFORMATION

AS OF DECEMBER 31, 2012

Name of Trustee	Name of Owner and Relationships to Trustee	Company	Title of Class	Value of Securities as of December 31, 2011	Percent of Class
Daniel R. Gernatt, Jr.	Roseann Gernatt (wife of Trustee)	M&T Bank	Common	$68,706	‹1%

BOARD LEADERSHIP STRUCTURE

The Board of Trustees is composed of seven Independent Trustees and two Interested Trustees. Joseph J. Castiglia, Independent Trustee, serves as the Chairman of the Board of Trustees and presides at meetings of the Board. Mr. Castiglia regularly communicates with representatives of the Advisor and the Trust. Mr. Castiglia leads the deliberative meetings of the Independent Trustees that are held outside of the presence of management personnel. The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel. Mr. Castiglia may perform such other functions as may be requested by the Board from time to time. The Board believes that having a super-majority of Independent Trustees, coupled with an Independent Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics.

The Trustees have the authority to take all actions necessary in connection with the business affairs of the Trust, including, among other things, approving the investment goals, policies and procedures for the Funds. The Trust enters into agreements with various entities to manage the day-to-day operations of the Funds, including the Advisor (and the sub-advisors), and the administrator, transfer agent, distributor and custodian. The Trustees are responsible for selecting these service providers, approving the terms of their contracts with the Funds, and exercising general oversight of these service providers on an ongoing basis.

BOARD OVERSIGHT OF TRUST RISK

The Board has not established a formal risk committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. At each regular Board meeting, the Advisor reports to the full Board on actual and potential risks to the Funds and the Trust as a whole. In addition, as part of its regular quarterly reports to the Board about various matters, the Advisor reports to the Board on the various elements of risk, including investment risk, credit risk, liquidity risk and operational risk, as well as overall business risks relating to the Fund. In addition, the Audit Committee considers risks related to financial reporting and controls.

The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings, and an annual report to the Board, concerning compliance matters. The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to prevent violations of the federal securities laws (“Compliance Policies”). The Board has approved the Compliance Policies, which seek to reduce risks relating to the possibility of non-compliance with the federal securities laws. The CCO also regularly discusses the relevant risk issues affecting the Trust during private meetings with the Independent Trustees, including concerning the Advisor, as applicable.

INVESTMENT ADVISOR

WILMINGTON FUND MANAGEMENT CORPORATION (“WFMC”). WFMC serves as the investment advisor to each of the Funds. WMFC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation, which is a wholly owned subsidiary of M&T Bank Corporation (“M&T”).

Several affiliates of WFMC are also engaged in the investment advisory business. Wilmington Trust Investment Management, LLC, a wholly owned subsidiary of Wilmington Trust Corporation, is a registered investment advisor. Cramer Rosenthal McGlynn, LLC. (“CRM”) and Roxbury Capital Management (“Roxbury”) are each registered investment advisors. Wilmington Trust Corporation has a controlling interest in both CRM and Roxbury.

Pursuant to an investment advisory agreement between the Trust and WFMC, WFMC manages the assets of the Funds (the “Investment Advisory Contract”). The Investment Advisory Contract has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Contract may be terminated by the Trust or the investment advisor on 60 days written notice without penalty. The Investment Advisory Contract will also terminate automatically in the event of its assignment as defined in the 1940 Act. Pursuant to the Investment Advisory Contract, WFMC is entitled to receive the following annual investment advisory fees, paid monthly as a percentage of average daily net assets:

	Annual Fee (as a % of average daily net assets (“Assets”))
Fund	WFMC	WTIA*
Large-Cap Strategy Fund	0.50%	None
Large-Cap Value Fund	0.70%	None
Large-Cap Growth Fund	0.85%	30%
Mid-Cap Growth Fund	0.85%	100%
Small-Cap Strategy Fund	0.55%	None
Small-Cap Growth Fund	0.85%	None
Multi-Manager International Fund	0.50%	80%
Multi-Manager Alternatives Fund	1.00%	80%
Multi-Manager Real Asset Fund	0.50% on all Assets except Assets allocated to the inflation-protected and fixed-income securities (“TIPS”) strategy or the Enhanced Cash strategy. The fee for assets allocated to the TIPS strategy: 0.57% of the first $25 million; 0.54% of the next $25 million; and 0.52% of Assets over $50 million. The fee for assets allocated to the Enhanced Cash strategy is 0.58% on the assets.	80%
Strategic Allocation Conservative Fund	0.50%	80%
Strategic Allocation Moderate Fund	0.50%	80%
Strategic Allocation Aggressive Fund	0.50%	80%
Intermediate-Term Bond Fund	0.50%	20%
Broad Market Bond Fund	0.50%	80%
Short-Term Corporate Bond Fund	0.50%	80%
Short Duration Government Bond Fund	0.50%	80%
Municipal Bond Fund	0.50%	None
Maryland Municipal Bond Fund	0.50%	None
New York Municipal Bond Fund	0.50%	None
Prime Money Market Fund	0.40%	None
U.S. Government Money Market Fund	0.40%	None
U.S. Treasury Money Market Fund	0.40%	None
Tax-Exempt Money Market Fund	0.40%	None

*	Percentage shown represents the portion of WFMC’s fees allocated to WTIA.

WFMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent that the expenses of a Fund, (excluding fund of fund expenses, taxes, extraordinary expenses, brokerage commissions, interest, and class-specific expenses, such as Rule 12b-1 fees, shareholder servicing fees and sub-transfer agency expenses) expressed as an annualized percentage of average daily net assets, do not exceed the expense limitations set forth below.

FUND	EXPENSE LIMITATION	TERMINATION DATE
Large-Cap Strategy Fund	0.25%	August 31, 2014
Large-Cap Value Fund	0.92%	August 31, 2014
Large-Cap Growth Fund	1.02%	August 31, 2014
Mid-Cap Growth Fund	0.95%	August 31, 2014
Small-Cap Strategy Fund	0.25%	August 31, 2014
Small-Cap Growth Fund	1.13%	August 31, 2014
Multi-Manager International Fund	1.24%	August 31, 2014
Multi-Manager Alternatives Fund	1.98%	August 31, 2014
Multi-Manager Real Asset Fund	1.03%	August 31, 2014
Strategic Allocation Conservative Fund	0.65%	August 31, 2014
Strategic Allocation Moderate Fund	0.59%	August 31, 2014
Strategic Allocation Aggressive Fund	0.78%	August 31, 2014
Intermediate-Term Bond Fund	0.60%	August 31, 2014
Broad Market Bond Fund	0.65%	August 31, 2014
Short-Term Corporate Bond Fund	0.61%	August 31, 2014
Short Duration Government Bond Fund	0.64%	August 31, 2014
Municipal Bond Fund	0.61%	August 31, 2014
Maryland Municipal Bond Fund	0.67%	August 31, 2014
New York Municipal Bond Fund	0.59%	August 31, 2014

ADVISORY SERVICES. Under the terms of the Investment Advisory Contract, WFMC has agreed to: (a) direct the investments of the Funds, subject to and in accordance with each Fund’s investment goal, policies and limitations set forth in the prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with a Fund’s goals and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of each Fund; (d) pay the salaries of all personnel of the investment advisor performing services relating to research, statistical and investment activities on behalf of a Fund; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, WFMC has agreed to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to a contract with the Funds. The Trust and/or WFMC may at any time upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-advisor pursuant to which WFMC delegates any or all of its duties as listed.

The Investment Advisory Contract provides that WFMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. The salaries of any officers and the Interested Trustees employed by WFMC and the salaries of all personnel of WFMC performing services for each Fund relating to research, statistical and investment activities are paid by WFMC. Each Fund and each class of shares of a Fund pays its respective pro rata portion of the advisory fee payable by the Fund.

SUB-ADVISORY SERVICES

ALL FUNDS. Wilmington Trust Investment Advisors, Inc. (“WTIA”), 111 South Calvert Street, 26th Floor, Baltimore, MD 21202, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, WFMC and WTIA. For providing sub-advisory services, WTIA may receive a portion of WFMC’s advisory fee received from each Fund. The allocation of the fees between WFMC and WTIA is based on the allocation of responsibilities between WFMC and WTIA with respect to each Fund. WFMC may reallocate investment advisory responsibilities and fees between itself and WTIA without obtaining shareholder approval. Any such reallocation will not result in a reduction in the nature and level of services provided to each Fund or in an increase in the aggregate fees paid by each Fund for such services.

MULTI-MANAGER INTERNATIONAL FUND

Each of Baring International Investment Limited (“Barings”), Dimensional Fund Advisors LP (“Dimensional”), LSV Asset Management (“LSV”), Northern Cross LLC (“Northern Cross”), and Parametric Portfolio Associates LLC (“Parametric”) act as sub-advisors to the Multi-Manager International Fund. The Advisor will allocate assets of the Multi-Manager International Fund among the sub-advisors. The allocation of assets among the sub-advisors may vary from time to time and the Advisor may not allocate assets to every sub-advisor.

Barings is located at 155 Bishopsgate, London EC2M, 3XY, United Kingdom.

Dimensional is located at 6300 Bee Cave Road, Building One, Austin, TX 78736.

LSV is located at 155 North Wacker Drive, Suite 4600, Chicago, IL 60606.

Northern Cross is located at 125 Summer Street, Boston, MA 02110.

Parametric is located at 1918 Eighth Avenue, Suite 3100, Seattle, WA 98101.

SUB-ADVISOR	SUBADVISORY FEE AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (“ASSETS”)
Barings	0.45%
Dimensional	0.45% on the first $50 million in assets; and 0.30% on assets over $50 million
LSV	0.49%
Northern Cross	0.55% on the first $1 billion in assets; and 0.50% on assets over $1 billion
Parametric

For assets allocated to the Emerging Markets Strategy:

0.80% on the first $100 million in assets; and

0.75% on assets over $100 million

For assets allocated to the Developed Country Index Replication Strategy:

0.275% on the first $50 million in assets; and

0.20% on assets over $50 million

MULTI-MANAGER ALTERNATIVES FUND

Each of Acuity Capital Management, LLC (“Acuity”), ADAR Investment Management LLC (“ADAR”), Calypso Capital Management, LP (“Calypso”), TIG Advisors, LLC (“TIG”), Madison Street Partners LLC (“Madison”), Parametric Risk Advisers (“Parametric RA”) and P/E Global LLC (“PE Global”) act as sub-advisors to the Fund.

Acuity is located at 60 Arch Street, Greenwich, CT 06830. Howard M. Needle and David J. Harris each may be deemed to control Acuity by virtue of owning greater than 25% of Acuity.

ADAR is located at 156 West 56th St., Suite 801 New York, NY 10019. Blinder Management LLC owns greater than 75% of ADAR. The Blinder 2004 Family Trust owns greater than 75% of Blinder Management LLC.

Calypso is located at 135 East 57th Street, 20th Floor, New York, NY 10022. Casey Gard may be deemed to control Calypso by virtue of owning greater than 25% of its general partner.

TIG is located at 520 Madison Avenue, 26th Floor, New York, NY 10022. Carl H. Tiedemann may be deemed to control TIG by virtue of owning greater than 25% of TIG.

Madison is located at 3200 Cherry Creek South Drive, Suite 360, Denver, CO 80209. Steven C. Owsley and Drew M. Hayworth may be deemed to control Madison by virtue of owning greater than 25% of Madison.

Parametric RA is located at 518 Riverside Avenue, 1st Floor, Westport, CT 06880.

PE Global is located at 75 State Street, 31st Floor, Boston, MA 02109.

The Fund is directly responsible for paying the following sub-advisors the following sub-advisory fees as a percentage of average daily net assets allocated to and managed by a sub-advisor:

SUB-ADVISOR	SUBADVISORY FEE AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (“ASSETS”)
Acuity	1.00%
ADAR	1.00%
Calypso	1.00%
TIG	1.00%
Madison	1.00%
Parametric RA	0.90%
PE Global	1.00%

Of the 2.26% management fee disclosed in the Fund’s fee table in the summary prospectus, 1.26% may be allocated to sub-advisers (other than WTIA) that assist in managing the Fund’s assets.

MULTI-MANAGER REAL ASSET FUND

The sub-advisors to the Multi-Manager Real Asset Fund are EII Realty Securities, Inc. (“EII”), CBRE Clarion Securities LLC (“CBRE Clarion”), Pacific Investment Management Company LLC (“PIMCO”) and HSBC Global Asset Management (France)(“HSBC”), each of which are registered investment advisors. In addition, WFMC, the investment advisor, directly manages the portions of the Multi-Manager Real Asset Fund allocated to the inflation-protected and fixed-income securities strategy (e.g., “TIPS”) and to the enhanced cash strategy.

EII, located at 640 Fifth Avenue, 8th Floor, New York, NY 10019, is a wholly owned subsidiary of European Investors Inc., which is a registered investment advisor. European Investors Inc. is owned by European Investors Holding Company, which in turn is owned by Christian A. Lange and Richard Adler, who own 52% and 14%, respectively, and the remainder by employees.

CBRE Clarion, located at 201 King of Prussia Road, Suite 600, Radnor, PA 19087, is an indirect, majority-owned subsidiary of CB Richard Ellis Group Inc.

PIMCO, located at 840 Newport Center Drive, Newport Beach, CA 92660, is a Delaware limited liability company and is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”) with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. AGI LP was organized as a limited partnership under Delaware law in 1987. AGI LP’s sole general partner is Allianz Global Investors of America LLC, a Delaware limited liability company. Allianz Global Investors of America LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.1% managing interest. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft. Allianz Global Investors Aktiengesellschaft is owned 25.53% by AZ-Argos 6 Vermoegensverwaltungsgesellschaft mbH and 74.47% by Allianz Societas Europaea (“Allianz SE”). AZ-Argos 6 Vermoegensverwaltungsgesellschaft mbH is wholly-owned by Allianz Finanzbeteiligungs GmbH which is wholly owned by Allianz SE. Allianz of America, Inc. is wholly-owned by Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz Global Investors of America L.P. Allianz SE is a European-based, multinational insurance and financial services holding company.

HSBC, located at Immeuble Ile De France, 4, Place de la Pyramide, Puteaux France, 92800, organized under the laws of France, is a wholly-owned subsidiary of HSBC France. HSBC France is owned by HSBC Bank PLC.

The Multi-Manager Real Asset Fund is directly responsible for paying each of its sub-advisors the following sub-advisory fees as a percentage of average daily net assets allocated to and managed by a sub-advisor:

SUB-ADVISOR	SUB- ADVISORY FEE AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (“ASSETS”)
EII	0.65% of the first $100 million in assets; and 0.60% in excess of $100 million
CBRE Clarion	0.65% of the first $50 million in assets; 0.55% of the next $50 million in assets; and 0.45% of Assets over $100 million
PIMCO

For assets allocated to PIMCO’s Global Real Return strategy: 0.25% of the Assets allocated to PIMCO’s Global Real Return strategy; for assets allocated to PIMCO’s Emerging Market (EM) Local Bonds strategy: 0.50% on the first $100 million of average daily net assets allocated to PIMCO’s Emerging Market (EM) Local Bonds strategy and 0.45% of average daily net assets over $100 million allocated to PIMCO’s Emerging Market (EM) Local Bonds strategy.

Based on the current allocation of 85% and 15% to the PIMCO Global Real Return strategy and the Emerging Market (EM) Local Bonds strategy, respectively, PIMCO is expected to receive a monthly portfolio management fee at the annual rate of 0.2875% on the average daily net assets under PIMCO’s management.

HSBC	0.20% on the first $100 million in assets; 0.15% on the next $400 million in assets; and 0.10% of assets over $500 million

SUB-ADVISORY AGREEMENTS. Each Sub-Advisory Agreement provides that the sub-advisor has discretionary investment authority with respect to the portion of the Fund’s assets allocated to it by WFMC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the Fund’s investment goal, policies and restrictions and the instructions of the Board of Trustees and WFMC.

Each Sub-Advisory Agreement provides that the sub-advisor will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Sub-Advisory Agreement continues in effect for two years and then from year to year so long as continuance of each such Sub-Advisory Agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund. Each Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Trust (without penalty, by action of the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities) or by WFMC or the sub-advisor. Each Sub-Advisory Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period. WTIA may receive a sub-advisory fee from WFMC as agreed to from time to time with WFMC. Such fee paid to WTIA will not exceed the contractual amount of WFMC’s advisory fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

SUB-ADVISORY FEE WAIVER AGREEMENT. For purposes of calculating the sub-advisory fee payable by a Fund, some sub-advisors (each, a “Participating Sub-Advisor”) have entered into an agreement with WFMC to waive a portion of its fee in an amount equal to the difference between the sub-advisory fee calculated as stated in each Participating Sub-Advisor’s sub-advisory agreement and the sub-advisory fee calculated pursuant to a separate fee waiver agreement. Under the fee waiver agreement, a Participating Sub-Advisor’s fee calculation is based on the average daily net asset value of a Fund Account together with the account values of certain similarly managed assets in client accounts of WFMC and its affiliates. In effect, the fee waiver agreement allows the calculation of the sub-advisory fee using asset levels that trigger a reduced rate sooner than if only a Fund account assets were considered in determining the sub-advisory fee. Although the fee waiver agreement lowers the effective sub-advisory fee paid by a Fund and such reduction will accrue to the benefit of the shareholders of the Fund, the lower effective sub-advisory fee paid by the Advisor on behalf of the similarly managed assets in client accounts of WFMC and its affiliates will accrue to the benefit of WFMC and its affiliates. This additional benefit to WFMC is the direct result of using Fund account assets to reduce the sub-advisory fee paid to the Participating Sub-Advisor for services to the similarly managed assets.

PORTFOLIO MANAGERS

The management of the Funds and their sub-advisors is the responsibility of a group of WFMC and WTIA investment professionals. The information provided below supplements the information provided in the Prospectuses under the heading “Who Manages the Funds” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of each of the Funds, including information regarding:

(i) “OTHER ACCOUNTS MANAGED.” Other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Funds;

(ii) “MATERIAL CONFLICTS OF INTEREST.” Material conflicts of interest identified by WFMC and WTIA and each sub-advisor that may arise in connection with a portfolio manager’s management of a Fund’s investments and investments of other accounts managed for the Funds. These potential conflicts of interest include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii) “COMPENSATION.” A description of the structure of, and method used to determine the compensation received by the Funds’ portfolio managers or management team members from the Funds, the advisor or any other source with respect to managing the Funds and any other accounts for the fiscal year ended April 30, 2013; and

(iv) “OWNERSHIP OF SECURITIES.” Information regarding each portfolio manager’s dollar range of equity securities beneficially owned in the Funds as of April 30, 2013.

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND/WILMINGTON MULTI-MANAGER REAL ASSET FUND/WILMINGTON MULTI-MANAGER ALTERNATIVES FUND

WFMC, INVESTMENT ADVISOR

WTIA, INC., SUB-ADVISOR

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2013)

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Thomas R. Pierce
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	7	$623
Other Accounts	0	$0

Dollar range of shares owned in Multi-Manager International Fund: None.

Dollar range of shares owned in Multi-Manager Real Asset Fund: None.

Dollar range of shares owned in Multi-Manager Alternatives Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
George Chen
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	2	$406
Other Accounts	0	$0

Dollar range of shares owned in Multi-Manager International Fund: Over $100,000.

Dollar range of shares owned in Multi-Manager Real Asset Fund: None.

Dollar range of shares owned in Multi-Manager Alternatives Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Clement K. Miller
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	1	$269
Other Accounts:	0	$0

Dollar range of shares owned in Multi-Manager International Fund: None.

Dollar range of shares owned in Multi-Manager Real Asset Fund: None.

Dollar range of shares owned in Multi-Manager Alternatives Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Todd Murphy
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	1	$137
Other Accounts	12	$24

Dollar range of shares owned in Multi-Manager International Fund: None.

Dollar range of shares owned in Multi-Manager Real Asset Fund: $1 - $10,000.

Dollar range of shares owned in Multi-Manager Alternatives Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Joshua A. Savadove
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	4	$175
Other Accounts:	203	$184

Dollar range of shares owned in Multi-Manager International Fund: $1 - $10,000.

Dollar range of shares owned in Multi-Manager Real Asset Fund: None.

Dollar range of shares owned in Multi-Manager Alternatives Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Greg Silberman
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	8	$354
Other Accounts:	0	$0

Dollar range of shares owned in Multi-Manager International Fund: $1 - $10,000.

Dollar range of shares owned in Multi-Manager Real Asset Fund: $1 - $10,000.

Dollar range of shares owned in Multi-Manager Alternatives Fund: None.

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND/WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND/WILMINGTON STRATEGIC ALLOCATION MODERATE FUND

WFMC, INVESTMENT ADVISOR

WTIA, INC., SUB-ADVISOR

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2013)

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Clayton M. Albright, III
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	1	$13
Other Accounts:	0	$0

Dollar range of shares owned in Strategic Allocation Aggressive Fund: $1 - $10,000.

Dollar range of shares owned in Strategic Allocation Conservative Fund: $10,001 - $50,000.

Dollar range of shares owned in Strategic Allocation Moderate Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Allen E. Choinski
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	1	$13
Other Accounts	0	$0

Dollar range of shares owned in Strategic Allocation Aggressive Fund: None.

Dollar range of shares owned in Strategic Allocation Conservative Fund: None.

Dollar range of shares owned in Strategic Allocation Moderate Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Joshua A. Savadove
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	4	$175
Other Accounts:	203	$184

Dollar range of shares owned in Strategic Allocation Aggressive Fund: None.

Dollar range of shares owned in Strategic Allocation Conservative Fund: None.

Dollar range of shares owned in Strategic Allocation Moderate Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Mark J. Stevenson
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	0	$0
Other Accounts:	245	$232

Dollar range of shares owned in Strategic Allocation Aggressive Fund: None.

Dollar range of shares owned in Strategic Allocation Conservative Fund: None.

Dollar range of shares owned in Strategic Allocation Moderate Fund: $1 - $10,000.

WILMINGTON LARGE-CAP STRATEGY FUND/WILMINGTON LARGE-CAP GROWTH FUND/WILMINGTON LARGE-CAP VALUE FUND/WILMINGTON MID-CAP GROWTH FUND/WILMINGTON SMALL-CAP STRATEGYFUND/WILMINGTON SMALL-GROWTH STRATEGY FUND

WFMC, INVESTMENT ADVISOR

WTIA, INC., SUB-ADVISOR

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2013)

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Andrew H. Hopkins
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	6	$456
Other Accounts	1,421	$1,427

Dollar value range of shares owned in the Large-Cap Strategy Fund: None.

Dollar value range of shares owned in the Large-Cap Growth Fund: None.

Dollar value range of shares owned in the Large-Cap Value Fund: None.

Dollar value range of shares owned in the Small-Cap Strategy Fund: None.

Dollar value range of shares owned in the Small-Cap Growth Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Mark Schultz
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	0	$0
Other Accounts	46	$104

Dollar value range of shares owned in the Large-Cap Strategy Fund: None.

Dollar value range of shares owned in the Large-Cap Growth Fund: None.

Dollar value range of shares owned in the Large-Cap Value Fund: None.

Dollar value range of shares owned in the Mid-Cap Growth Fund: Over $100,000.

Dollar value range of shares owned in the Small-Cap Strategy Fund: None.

Dollar value range of shares owned in the Small-Cap Growth Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Edward S. Forrester, III
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	3	$386
Other Accounts	136	$120

Dollar value range of shares owned in the Large-Cap Strategy Fund: None.

Dollar value range of shares owned in the Large-Cap Growth Fund: None.

Dollar value range of shares owned in the Large-Cap Value Fund: None.

Dollar value range of shares owned in the Mid-Cap Growth Fund: Over $100,000.

Dollar value range of shares owned in the Small-Cap Strategy Fund: $1 - $10,000.

Dollar value range of shares owned in the Small-Cap Growth Fund: $1 - $10,000.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Thomas P. Neale, CFA
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	3	$70
Other Accounts:	1,292	$1,312

Dollar value range of shares owned in the Large-Cap Strategy Fund: None.

Dollar value range of shares owned in the Large-Cap Growth Fund: None.

Dollar value range of shares owned in the Large-Cap Value Fund: $50,001 - $100,000.

Dollar value range of shares owned in the Mid-Cap Growth Fund: None.

Dollar value range of shares owned in the Small-Cap Strategy Fund: None.

Dollar value range of shares owned in the Small-Cap Growth Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Rafael E. Tamargo
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	4	$72
Other Accounts:	1,445	$1,467

Dollar value range of shares owned in the Large-Cap Strategy Fund: None.

Dollar value range of shares owned in the Large-Cap Growth Fund: None.

Dollar value range of shares owned in the Large-Cap Value Fund: $10,001 - $50,000.

Dollar value range of shares owned in the Mid-Cap Growth Fund: None.

Dollar value range of shares owned in the Small-Cap Strategy Fund: None.

Dollar value range of shares owned in the Small-Cap Growth Fund: $1 - $10,000.

WILMINGTON INTERMEDIATE-SHORT TERM BOND FUND/WILMINGTON BROAD MARKET BOND FUND/WILMINGTON SHORT-TERM CORPORATE BOND FUND/WILMINGTON SHORT DURATION GOVERNMENT BOND FUND

WFMC, INVESTMENT ADVISOR

WTIA, INC., SUB-ADVISOR

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2013)

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Dominick D’Eramo
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	1	$45
Other Accounts:	100	$1,684

Dollar value range of shares owned in the Intermediate-Term Bond Fund: None.

Dollar value range of shares owned in the Broad Market Bond Fund: None.

Dollar value range of shares owned in the Short-Term Corporate Bond Fund: None.

Dollar value range of shares owned in the Short Duration Government Bond Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
James M. Hannan
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	0	$0
Other Accounts	39	$2,966

Dollar value range of shares owned in the Intermediate-Term Bond Fund: None.

Dollar value range of shares owned in the Broad Market Bond Fund: None.

Dollar value range of shares owned in the Short-Term Corporate Bond Fund: None.

Dollar value range of shares owned in the Short Duration Government Bond Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Wilmer C. Stith III
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	0	$0
Other Accounts	64	$2,252

Dollar value range of shares owned in the Intermediate-Term Bond Fund: None.

Dollar value range of shares owned in the Broad Market Bond Fund: None.

Dollar value range of shares owned in the Short-Term Corporate Bond Fund: None.

Dollar value range of shares owned in the Short Duration Government Bond Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Randy H. Vogel
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	1	$45
Other Accounts:	41	$1,480

Dollar value range of shares owned in the Intermediate-Term Bond Fund: None.

Dollar value range of shares owned in the Broad Market Bond Fund: $10,001 - $50,000.

Dollar value range of shares owned in the Short-Term Corporate Bond Fund: None.

Dollar value range of shares owned in the Short Duration Government Bond Fund: None.

WILMINGTON MUNICIPAL BOND FUND/WILMINGTON MARYLAND MUNICIPAL BOND FUND/WILMINGTON NEW YORK MUNICIPAL BOND FUND

WFMC, INVESTMENT ADVISOR

WTIA, INC., SUB-ADVISOR

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2013)

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Robert F. Collins
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	1	$261
Other Accounts:	636	$3,795

Dollar value range of shares owned in the Municipal Bond Fund: Over $100,000.

Dollar value range of shares owned in the Maryland Municipal Bond Fund: None.

Dollar value range of shares owned in the New York Municipal Bond Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Stephen P. Winterstein
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	1	$261
Other Accounts:	636	$3,795

Dollar value range of shares owned in the Municipal Bond Fund: None.

Dollar value range of shares owned in the Maryland Municipal Bond Fund: None.

Dollar value range of shares owned in the New York Municipal Bond Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Rebecca J. Rogers
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	1	$261
Other Accounts:	636	$3,795

Dollar value range of shares owned in the Municipal Bond Fund: None.

Dollar value range of shares owned in the Maryland Municipal Bond Fund: None.

Dollar value range of shares owned in the New York Municipal Bond Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
John J. Malloy, Jr.
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	1	$261
Other Accounts:	636	$3,795

Dollar value range of shares owned in the Municipal Bond Fund: None.

Dollar value range of shares owned in the Maryland Municipal Bond Fund: None.

Dollar value range of shares owned in the New York Municipal Bond Fund: None.

Compensation Structure

Compensation is comprised of a base salary and an annual incentive bonus. The base salary is based on the job description of the position and the overall qualifications of the individual. Each portfolio manager’s performance is formally evaluated annually and based on a variety of factors. The bonus is determined by three components: the overall performance of M&T Bank, the overall performance of WTIA relative to the budget and each portfolio manager’s investment performance relative to the benchmarks for the fund that he helps manage.

The performance portion of each portfolio manager’s incentive bonus is based on the time weighted rates of return for the funds he helps manage compared to the relevant indices with the heaviest emphasis on the current year results. Prior period results are a factor to the extent that they build an argument for additional compensation based on a superior long-term track record.

Conflicts of Interest (WFMC/WTIA Portfolio Managers)

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. WFMC/WTIA seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, WFMC/WTIA have adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to many of its clients’ accounts, WFMC/WTIA determine which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, WFMC/WTIA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, WFMC/WTIA may place separate, non-simultaneous, transactions for a Fund and other accounts, which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•

The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where WFMC/WTIA have an incentive, such as a performance-based management fee, which WFMC/WTIA may charge in the future to some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

WFMC/WTIA have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

DIMENSIONAL FUND ADVISORS, LP (“Dimensional”)

Portfolio Manager/Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Joseph H. Chi
Registered Investment Companies:	104	$168,219	0	$0
Other Pooled Investment Vehicles:	19	$9,147	1	$196
Other Accounts:	71	$15,835	1	$377
Jed S. Fogdall
Registered Investment Companies:	104	$168,219	0	$0
Other Pooled Investment Vehicles:	19	$9,147	1	$196
Other Accounts:	71	$15,835	1	$377
Henry F. Gray
Registered Investment Companies:	92	$168,219		$0
Other Pooled Investment Vehicles:	15	$9,147	1	$196
Other Accounts:	71	$15,835	1	$377
Karen E. Umland
Registered Investment Companies:	57	$91,074	0	$0
Other Pooled Investment Vehicles:	9	$2,363	0	$0
Other Accounts:	31	$12,033	1	$377

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one fund and other accounts. Other accounts include registered mutual funds (other than the Fund), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (collectively, “Accounts”). An Account may have similar investment objectives to the Fund, or may purchase, sell, or hold securities that are eligible to be purchased, sold, or held by the Fund. Actual or apparent conflicts of interest include:

•

Time Management. The management of multiple Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or Account. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Certain Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

•

Investment Opportunities. It is possible that at times identical securities will be held by more than one Account. However, positions in the same security may vary and the length of time that any Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across multiple Accounts.

•

Broker Selection. With respect to securities transactions for the Fund, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for the Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the Account.

•

Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

•

Investment in a Fund or Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Fund or other Accounts for which he or she has portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at Dimensional’s discretion and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of a fund or other accounts that the portfolio managers manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as Dimensional’s Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	Base salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.

•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted stock of Dimensional as determined from time to time by Dimensional’s Board of Directors or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees. In addition, portfolio managers may be given the option of participating in Dimensional’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

LSV ASSET MANAGEMENT (“LSV”)

Josef Lakonishok

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	31	$9,728	0	$0
Other Pooled Investment Vehicles	44	$12,437	6	$633
Other Accounts	399	$49,566	32	$7,910

Dollar value range of shares owned in the Multi-Manager International Fund: None.

Menno Vermeulen

Other Accounts Managed by Menno Vermeulen	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	31	$9,728	0	$0
Other Pooled Investment Vehicles	44	$12,437	6	$633
Other Accounts	399	$49,566	32	$7,910

Dollar value range of shares owned in the Multi-Manager International Fund: None.

Puneet Mansharamani

Other Accounts Managed by Puneet Mansharamani	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	31	$9,728	0	$0
Other Pooled Investment Vehicles	44	$12,437	6	$633
Other Accounts	399	$49,566	32	$7,910

Dollar value range of shares owned in the Multi-Manager International Fund: None.

Compensation Structure (LSV)

The portfolio managers’ compensation consists of a salary and a discretionary bonus. The base salary is based on the job description, and the overall qualifications, experience and tenure at LSV, of the individual. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests.

The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group.

Conflicts of Interest (LSV)

The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. A potential conflict of interest could arise in relation to accounts with a performance-based fee relative to other accounts in the same strategy without a performance-based fee, and accounts in which employees may be invested. LSV has policies and procedures to monitor for this potential conflict designed to ensure that investment opportunities are fairly allocated to all clients.

Investment decisions are made by LSV’s quantitative process separately for each portfolio based upon its current holdings, investment parameters and the portfolio’s expected return as calculated by LSV’s quantitative system. Product rebalancing takes place by product and is carried out serially for each portfolio (including separately managed accounts, unregistered funds and investment companies) invested in that product, generally beginning with the portfolio with the lowest expected return. Therefore, those portfolios which need the highest level of expected return improvement generally have first access to the widest set of investment opportunities. However, because LSV does not view an individual stock as important by itself, the concept of a limited investment opportunity is not applicable to LSV’s investment approach.

LSV may be in the position of buying or selling the same security for a number of its clients at roughly the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In order to more equitably allocate the effects of such market fluctuations, for certain transactions, LSV may use an “averaging” procedure. Under this procedure, purchases or sales of a particular security for a client’s account will at times be combined with purchases or sales of the same security for other clients on the same day. In such cases, the price shown on the confirmation of the client’s purchase or sale will be the average execution price on all of the purchases and sales that are aggregated for this purpose. For aggregated trades that are partially filled, shares will be allocated pro-rata among participating accounts that day, based upon their pro-rata share of the order. All allocations are subject to change at the trader’s discretion, to take into consideration cash balances, the use of round lots the completion of small orders, or the reduction of settlement fees.

There are no material conflicts created by the Portfolio Manager’s compensation structure. LSV does not utilize soft dollars.

BARING INTERNATIONAL INVESTMENT LIMITED (“BARINGS”)

David Bertocchi

Other Accounts Managed by David Bertocchi	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	1	$132	0	$0
Other Pooled Investment Vehicles	4	$1,653	0	$0
Other Accounts	11	$2,696	1	$1,306

Dollar value range of shares owned in the Multi-Manager International Fund: None.

Jonathan Greenhill

Other Accounts Managed by Jonathan Greenhill	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	5	$1,195	0	$0
Other Pooled Investment Vehicles	2	$238	0	$0
Other Accounts	14	$597	0	0

Dollar value range of shares owned in the Multi-Manager International Fund: None.

Tom Mann

Other Accounts Managed by Tom Mann	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies:	2	$123	0	$0
Other Pooled Investment Vehicles:	1	$208	0	$0
Other Accounts:	0	$0	0	$0

Dollar value range of shares owned in the Multi-Manager International Fund: None.

Compensation (Barings)

Barings offers a highly competitive compensation package, which is focused on rewarding the people who create the greatest value. It consists of three key components:

1.	A competitive base salary

2.	An annual bonus

For investment professionals, at least 2/3 of the bonus is based on investment performance, via an analytical system which tracks the one and three-year performance of our investment professionals. The remainder is a subjective assessment of the individual’s sharing of investment insights firm-wide and their efforts in client service. The benefits of this approach are the transparency and accountability that it brings.

3.	An equity-based long-term incentive scheme

Approximately 70 key employees, including members of the investment staff, participate. Each year approximately 40% of bonuses are invested directly in phantom equity in Barings with a 2.5 year vesting period. These shares are valued quarterly based on a formula linked to firm revenues, profits, and assets under management. Equity ownership in Barings is designed to promote a partnership culture within the organization. We believe it is critically important to tie our investment teams’ remuneration to the delivery of results for our clients as fund management is our only business and our future depends on delivering strong results. Our group philosophy on compensation focuses on allowing key employees to participate in the success of our firm. We are incentive oriented: contributions to client results are more important than an individual’s title or longevity with the firm in determining their total compensation.

Conflicts (Barings)

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. Barings has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within Barings are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Barings utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Northern Cross LLC (Northern Cross)

Other Accounts Managed (As of April 30, 2013)

Howard Appleby, CFA

Other Accounts Managed by Howard Appleby, CFA	Total Number of Other Accounts Managed/ Total Assets (Millions)	Number of Other Accounts Managed/Total Assets that are Subject to Performance Fees
Registered Investment Companies	7/$44,646	0
Other Pooled Investment Vehicles	1/$102	0
Other Accounts	14/$3,878	0

Dollar value range of shares owned in the Multi-Manager International Fund: None

Jean-Francois Ducrest

Other Accounts Managed by Jean Francois Ducrest	Total Number of Other Accounts Managed/ Total Assets (Millions)	Number of Other Accounts Managed/Total Assets that are Subject to Performance Fees
Registered Investment Companies	7/$44,646	0
Other Pooled Investment Vehicles	1/$102	0
Other Accounts	14/$3,878	0

Dollar value range of shares owned in the Multi-Manager International Fund: None

James LaTorre, CFA

Other Accounts Managed by James LaTorre, CFA	Total Number of Other Accounts Managed/ Total Assets (Millions)	Number of Other Accounts Managed/Total Assets that are Subject to Performance Fees
Registered Investment Companies	7/$44,646	0
Other Pooled Investment Vehicles	1/$102	0
Other Accounts	14/$3,878	0

Dollar value range of shares owned in the Multi-Manager International Fund: None

Edward E. Wendell, Jr.

Other Accounts Managed by Edward E. Wendell, Jr.	Total Number of Other Accounts Managed/ Total Assets (Millions)	Number of Other Accounts Managed/Total Assets that are Subject to Performance Fees
Registered Investment Companies	7/$44,646	0
Other Pooled Investment Vehicles	1/$102	0
Other Accounts	14/$3,878	0

Dollar value range of shares owned in the Multi-Manager International Fund: None

Compensation (As of April 30, 2013)

The four principals of Northern Cross, Messrs. Appleby, Ducrest, LaTorre and Wendell are equal owners of the firm and its founding partners. Their compensation consists of equal shares in the firm’s overall profits.

Material Conflicts of Interest

From time to time, potential conflicts of interest may arise between the portfolio managers’ management of the investments of the Multi-Manager International Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Multi-Manager International Fund, track the same index that the Multi-Manager International Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Multi-Manager International Fund. The other accounts might also have different investment objectives or strategies than the Multi-Manager International Fund.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Multi-Manager International Fund. Because of the portfolio managers’ positions with the Multi-Manager International Fund, each portfolio manager knows the size, timing and possible market impact of the Multi-Manager International Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Multi-Manager International Fund.

Investment Opportunities

A potential conflict of interest may arise as result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Multi-Manager International Fund and other accounts managed by one or more of the portfolio managers, but may not be available in sufficient quantities for both the Multi-Manager International Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Multi-Manager International Fund and another account.

Northern Cross has adopted policies and procedures reasonably designed to treat all accounts fairly and equitably and to address the potentially adverse effect of any conflicts of interest. Northern Cross has adopted policies and procedures designed to allocate investment opportunities on a fair and equitable basis over time. Under these allocation procedures, investment opportunities are allocated among various investment strategies based on account investment guidelines and the Sub-advisor’s investment outlook.

PARAMETRIC PORTFOLIO ASSOCIATES, LLC (“Parametric”)

Other Accounts Managed (As of April 30, 2013).

Portfolio Manager/Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Thomas Seto
Registered Investment Companies:	23	$14,871	0	$0
Other Pooled Investment Vehicles:	2	$1,671	0	$0
Other Accounts:	15,707	$43,902	2	$1,236
David M. Stein
Registered Investment Companies:	23	$14,871	0	$0
Other Pooled Investment Vehicles:	2	$1,671	0	$0
Other Accounts:	15,707	$43,902	2	$1,236

MATERIAL CONFLICTS OF INTEREST.  Parametric believes there is little risk of the portfolio manager acting against the Fund’s interest given that the portion of the Fund that Parametric manages is a fully replicated portfolio – trading decisions are based on cash flows and changes in the underlying index.

COMPENSATION (AS OF APRIL 30, 2013).  Compensation Structure. Compensation of Parametric portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a quarterly cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s (Parametric’s parent company) nonvoting common stock.

Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.

Method to Determine Compensation.  Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and Eaton Vance Corp. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

OWNERSHIP OF SECURITIES (AS OF APRIL 30, 2013).  Messrs. Seto and Stein did not beneficially own any shares of the Fund as of April 30, 2013.

EII REALTY SECURITIES, INC. (“EII”)

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2013).

(All accounts are managed by the team)

Portfolio Manager/Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Team Managed
Registered Investment Companies:	4	$2,378	0	$0
Other Pooled Investment Vehicles:	1	$198	0	$0
Other Accounts:	37	$3,176	2	$13

MATERIAL CONFLICTS OF INTEREST. EII is not aware of any potential conflicts of interest. EII manages all global real estate securities client portfolios in a similar manner, unless client guidelines dictate otherwise.

COMPENSATION (AS OF APRIL 30, 2013). EII investment professionals are paid above market base salaries, a year-end cash bonus and are eligible for profit sharing participation. Equity in EII is made available to key professionals. For senior members of the investment team, including portfolio managers, bonuses can be multiples of base salary. Incentives are determined based on portfolio performance, firm profitability and individual contribution. Analysts are recognized and compensated for their stock recommendations throughout the year. Portfolio managers also derive a major portion of their compensation based on relative performance objectives.

OWNERSHIP OF SECURITIES (AS OF APRIL 30, 2013). No portfolio manager beneficially owned equity securities in the Fund.

CBRE CLARION SECURITIES, LLC (“CBRE Clarion”)

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2013).

Portfolio Manager/Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
T. Ritson Ferguson
Registered Investment Companies:	16	$13,744	0	$0
Other Pooled Investment Vehicles:	38	$6,419	4	$253
Other Accounts:	71	$6,553	7	$2,437

Steven D. Burton
Registered Investment Companies:	12	$11,623	0	$0
Other Pooled Investment Vehicles:	37	$6,238	4	$253
Other Accounts:	53	$5,787	7	$2,437

Joseph P. Smith
Registered Investment Companies:	16	$13,744	0	$0
Other Pooled Investment Vehicles:	36	$6,347	4	$253
Other Accounts:	70	$5,635	7	$2,437

MATERIAL CONFLICTS OF INTEREST. A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager if, for example, an account were to sell (or sell short) a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

CBRE Clarion recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, but are not limited to, (i) trading, portfolio management supervisory and trade allocation procedures (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in CBRE Clarion’s Code of Ethics).

COMPENSATION (AS OF APRIL 30, 2013). There are five pieces of compensation for CBRE Clarion portfolio managers:

Base Salary— Portfolio manager salaries are reviewed annually and fixed for each year at competitive market levels.

Profit Participation— Senior management, including the portfolio managers primarily responsible for the Fund, owns a minority interest in CBRE Clarion. Ownership entitles senior management to an increasing share of the firm’s profit over time, although an owner’s equity interest may be forfeited if the individual resigns voluntarily in the first several years.

Bonus— Portfolio manager bonuses are drawn from an incentive compensation pool into which a significant percentage of CBRE Clarion’s pre-tax profits is set aside. Bonuses are based upon the measurement of performance in the portfolio manager’s respective area of coverage. Performance is quantified through a proprietary “scorecard” graded by the CEO and CIOs. In order to avoid the pitfalls of relying solely upon a rigid performance format, however, the overall bonus takes into account other important factors such as the portfolio manager’s contribution to the team, firm, and overall process.

Deferred Compensation— A portion of the incentive compensation pool is set aside each year as deferred compensation for a large number of senior employees in the firm, including the portfolio managers. These awards have vesting and payout features, which encourage long-term stability of our senior staff.

Other Compensation— Portfolio managers may also participate in benefit plans and programs available generally to all employees, such as CBRE Clarion’s 401(k) plan.

Portfolio manager compensation is not based on the performance of any particular account, including the Fund, nor is compensation based on the level of Fund assets

OWNERSHIP OF SECURITIES (AS OF APRIL 30, 2013). No portfolio manager beneficially owned equity securities in the Fund.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (“PIMCO”)

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2013).

Portfolio Manager/Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Mihir Worah
Registered Investment Companies:	27	$69,164	0	$0
Other Pooled Investment Vehicles:	18	$13,582	0	$0
Other Accounts:	56	$26,191	12	$2,848
Rahul M. Seksaria
Registered Investment Companies:	2	$50	0	$0
Other Pooled Investment Vehicles:	—	$—	0	$0
Other Accounts:	11	$2,982	1	$428

CONFLICTS OF INTEREST. From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

KNOWLEDGE AND TIMING OF FUND TRADES. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

PERFORMANCE FEES. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

COMPENSATION (AS OF APRIL 30, 2013). PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary – Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre- established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the (and or certain senior Portfolio Managers, as appropriate) bonus decision process. Award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•

Equity or Long Term Incentive Compensation – Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

PROFIT SHARING PLAN. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

OWNERSHIP OF SECURITIES (AS OF APRIL 30, 2013). Neither portfolio manager was a beneficial owner of shares of the Fund as of April 30, 2013.

HSBC GLOBAL ASSET MANAGEMENT (FRANCE) (“HSBC”)

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2013).

Portfolio Manager/Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Julien Renoncourt
Registered Investment Companies:	1	$48	0	$0
Other Pooled Investment Vehicles:	7	$934	0	$0
Other Accounts:	2	$721	0	$0

MATERIAL CONFLICTS OF INTEREST. HSBC does not anticipate any conflicts of interest in connection with the portfolio manager’s management of the Fund’s investments and the investments of other accounts following similar investment strategies. All portfolio decisions are reviewed and agreed upon during HSBC’s weekly Investment Committee meeting, where the signals of HSBC’s proprietary models are shared and the final investment decisions are taken in accordance with the model output.

COMPENSATION (AS OF APRIL 30, 2013). HSBC operates under a merit system and financial compensation has two components: base salary and a discretionary bonus. HSBC’s compensation strategy begins with each employee developing goals and objectives with supervisors at the beginning of each year. Professionals are compensated based on the progress made achieving these individual, team as and firm goals.

The overwhelming factor affecting the investment teams’ compensation is the overall contribution to the investment process. The quantitative criteria for bonus attribution are the contribution to performance and the results achieved compared to the objectives set at the beginning of the year. Qualitative criteria considered in a peer review format include the communication of investment ideas, teamwork, and contribution to long-term business objectives of the firm. A discretionary bonus is divided on a case-by-case basis depending on the personal performance of each individual.

There is no automatic bonus for the portfolio managers based on the performance or over-performance of the portfolios under their responsibility. This policy seeks to prevent managers from taking exaggerated risks in the portfolios they manage for bonus purposes.

OWNERSHIP OF SECURITIES (AS OF APRIL 30, 2013). No portfolio manager beneficially owned equity securities in the Fund.]

ACUITY CAPITAL MANAGEMENT, LLC (“ACUITY”)

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2013).

*Portfolio Manager/Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
David J. Harris
Registered Investment Companies:	2	$15	0	$0
Other Pooled Investment Vehicles:	1	$48	1	$48
Other Accounts:	1	$50	1	$50
Howard M. Needle
Registered Investment Companies:	2	$15	0	$0
Other Pooled Investment Vehicles:	1	$48	1	$48
Other Accounts:	1	$50	1	$50

MATERIAL CONFLICTS OF INTEREST. There are currently no potential conflicts of interest that may arise in connection with a portfolio manager’s management of the Portfolio Account’s investments and the investment of other accounts.

Acuity does not anticipate there being any conflicts of interest. However, Acuity serves as investment advisor to private funds to which it charges a performance fee, and to which may create a conflict of interest. Acuity has procedures in place in order to analyze performance differences between various accounts. Acuity has a monthly review of all accounts under management to ascertain performance discrepancies and ensure that all accounts are managed in a manner consistent with investment goals and risk parameters.

COMPENSATION (AS OF APRIL 30, 2013). Compensation is comprised of a base salary and a discretionary bonus. Base salary is a pre-determined annual amount, payable monthly but can be adjusted by the Managing Partners. Base salary is based on a mix of individual and overall firm performance. Compensation is not formulaically determined. A discretionary bonus can be paid to all employees and has typically been paid in the first quarter of the subsequent year. Bonuses are determined on a mix of individual and overall performance.

Compensation is adequate to attract and retain high caliber personnel. Cash compensation is paid in addition to equity ownership in the firm. Acuity also offers a voluntary profit-sharing plan for eligible employees.

OWNERSHIP OF SECURITIES (AS OF APRIL 30, 2013). No portfolio manager beneficially owned equity securities in the Fund.

ADAR INVESTMENT MANAGEMENT LLC (“ADAR”)

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2013).

Portfolio Manager/Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed Subject to a Performance Based Advisory Fee (millions)
Yehuda Blinder
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	7	$372	7	$372
Other Accounts:	0	$0	0	$0
Mark Monroe
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	7	$372	7	$372
Other Accounts:	0	$0	0	$0

(1)	Four of these other pooled investment vehicles are part of paired master-feeder structure with two masters and two feeders, and three are separately managed accounts.

ADAR Investment Fund Ltd.

ADAR Enhanced Inv Fund Ltd.

ADAR Investments (Offshore) Ltd

ADAR Investment Partners LP

Three institutional separately managed accounts

MATERIAL CONFLICTS OF INTEREST. ADAR’s pari passu Accounts pay higher fees than the sleeve of the Fund managed by ADAR (“the “ADAR Fund Account,” which raises the risk of ADAR directing investments or trades to the Pari Passu Accounts at the expense of the ADAR Fund Account. However, this risk is mitigated because (i) the ADAR Fund Account’s portfolio generally will be comprised of a sub-set of the long equity investments in the Pari Passu Accounts and therefore will be part of the same opportunity set; and (ii) the securities to be included in the ADAR Fund Account are expected to be highly liquid, allowing for investments across all accounts on an equitable basis.

COMPENSATION (AS OF APRIL 30, 2013). Investment professionals are paid a competitive base salary. End of year bonuses are awarded with respect to the year’s performance of ADAR’s accounts based, in part, on individual performance of the investment professional and also based on overall performance of the accounts managed by ADAR.

ADAR believes that the compensation paid to its personnel is adequate to attract and retain high caliber personnel.

OWNERSHIP OF SECURITIES (AS OF APRIL 30, 2013). No portfolio manager beneficially owned equity securities of the Fund.

CALYPSO CAPITAL MANAGEMENT, LP (“CALYPSO”)

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2013).

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Casey Gard
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	3	$105	3	$105
Other Accounts:	1	$81	1	$81

MATERIAL CONFLICTS OF INTEREST. Calypso’s other accounts may pay a higher fee than the Fund, which may increase the risk of directing trades to the other accounts at the expense of the Fund. This risk is mitigated, though, because the Fund’s portfolio will generally be comprised of a subset of the equity investments in the other accounts and therefore will be part of a similar opportunity set. Calypso recognizes its duty of loyalty owed to its clients and has established and implemented certain policies and procedures designed to control and mitigate potential conflicts of interest arising from the execution of a variety of portfolio management and trading strategies.

Calypso maintains a policy of strict compliance with the highest standards of ethical business conduct and the provisions of applicable securities laws. It has established, and maintains and enforces, written policies and procedures reasonably designed to prevent the misuse of inside information by Calypso and its employees, particularly with regard to personal trading activity. Prior to executing a personal trade, each employee must pre-clear securities transactions in an account over which such employee exercises investment discretion with the Chief Compliance Officer. Each employee also must disclose any securities accounts over which the employee has trading discretion to the Chief Compliance Officer.

COMPENSATION. Calypso’s investment professionals are paid a competitive base salary. End of year bonuses are awarded based in part on individual performance of the investment professional as well as overall performance of the accounts managed by Calypso. Calypso believes that the compensation paid to its personnel is adequate to attract and retain high caliber employees.

OWNERSHIP OF SECURITIES (AS OF APRIL 30, 2013). No portfolio manager beneficially owned equity securities in the Fund.

MADISON STREET PARTNERS LLC (“MADISON”)

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2013).

Portfolio Manager/Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Steven C. Owsley
Registered Investment Companies:	1	$6	0	$0
Other Pooled Investment Vehicles:	3	$112	3	$112
Other Accounts:	1	$6	1	$6
Drew M. Hayworth
Registered Investment Companies:	1	$6	0	$0
Other Pooled Investment Vehicles:	3	$112	3	$112
Other Accounts:	1	$6	1	$6

MATERIAL CONFLICTS OF INTEREST. No conflicts of this nature exist. All client accounts are managed pari passu according to the same strategy. Trading is performed at the aggregate portfolio level and trades are then divided up by the OMS according to each account’s percentage of the whole, using percentages that are hard coded at the beginning of each month. Clients’ interests are aligned in this regard.

COMPENSATION (AS OF APRIL 30, 2013). The managers and principals are paid an annual salary and also participate in the profits made by client accounts via any incentive fees earned by Madison. (This will not be the case for the 40 Act fund, as no incentive fees are allowed.) Employees are paid a base salary with the possibility of an annual bonus. The annual bonus is wholly at the discretion of the managers and is based upon employee performance over the past year. Madison also maintains a 401k profit sharing plan for its employees.

OWNERSHIP OF SECURITIES (AS OF APRIL 30, 2013). No portfolio manager beneficially owned equity securities in the Fund.

PARAMETRIC RISK ADVISORS (“PARAMETRIC RA”)

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2013).

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Team
Registered Investment Companies:	11	$561	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	273	$3,814	1	$300

*	8 Wraps Represent 72 of “Other”

MATERIAL CONFLICTS OF INTEREST. All similar accounts are managed identically and all trades are allocated pro-rata.

Policy. Parametric RA’s policy is to seek to obtain best execution for client transactions, i.e., seeking to obtain not necessarily the lowest commission but the best overall qualitative execution in the particular circumstances.

Background. Best execution has been defined by the SEC as the “execution of securities transactions for clients in such a manner that the clients’ total cost or proceeds in each transaction is the most favorable under the circumstances.” The best execution responsibility applies to the circumstances of each particular transaction and an advisor must consider the full range and quality of a broker-dealer’s services, including execution capability, commission rates, the value of any research, financial responsibility, and responsiveness, among other things.

COMPENSATION (AS OF APRIL 30, 2013). Compensation of Parametric RA portfolio managers and other investment professionals has three primary components: (1) a base salary; (2) a quarterly cash bonus; and (3) a share of the firm’s net income. Parametric RA investment professionals also receive insurance and other benefits that are broadly available to all Parametric RA employees. Compensation of Parametric RA investment professionals is reviewed primarily on an annual basis.

Method Parametric RA uses to Determine Compensation. Parametric RA seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers for other responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Salaries, bonuses and share of net income are also influenced by the operating performance of Parametric RA. Cash bonuses are determined based on a target percentage of Parametric RA’s profits. While the salaries of Parametric RA portfolio managers are comparatively fixed, cash bonuses and share of net income may fluctuate significantly from year to year, based on changes in financial performance and other factors.

OWNERSHIP OF SECURITIES (AS OF APRIL 30, 2013). No portfolio manager beneficially owned equity securities in the Fund.

P/E GLOBAL LLC (“P/E GLOBAL”)

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2013).

Portfolio Manager/Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed Subject to a Performance Based Advisory Fee (millions)
Portfolio Management Team
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	60	$231	5	$181
Other Accounts:	380	$1,862	37	$1,386

MATERIAL CONFLICTS OF INTEREST. There are currently no potential conflicts of interest that may arise in connection with the management of the Portfolio Account’s investments and the investment of other accounts.

P/E Global does not anticipate there being any conflicts of interest. However, P/E Global serves as investment advisor to private funds to which it charges a performance fee, and to which may create a conflict of interest. P/E Global has procedures in place in order to analyze performance differences between various accounts. P/E Global has a monthly review of all accounts under management to ascertain performance discrepancies and ensure that all accounts are managed in a manner consistent with investment goals and risk parameters.

COMPENSATION (AS OF APRIL 30, 2013). Compensation is comprised of a base salary and a discretionary bonus. Base salary is a pre-determined annual amount, payable monthly but can be adjusted by the Managing Partners. Base salary is based on individual performance. Compensation is not formulaically determined. A discretionary bonus can be paid to all employees and has typically been paid quarterly. Bonuses are determined on a mix of individual and overall firm performance.

Compensation is adequate to attract and retain high caliber personnel. P/E Global also offers a 401K plan and a profit-sharing plan for eligible employees.

OWNERSHIP OF SECURITIES (AS OF APRIL 30, 2013). No portfolio manager beneficially owned equity securities in the Fund.

TIG ADVISORS, LLC (“TIG”)

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2013).

(All accounts are managed by the team)

*Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Stefan Mykytiuk
Registered Investment Companies:	1	$5	0	$0
Other Pooled Investment Vehicles:	2	$42	2	$42
Other Accounts:	0	$0	0	$0

MATERIAL CONFLICTS OF INTEREST. TIG may serve as investment advisor, investment manager or general partner to other client accounts and conduct investment activities for their own accounts. Such other entities or accounts (collectively the “Other Clients”) may have investment goals or may implement investment strategies similar to those of the Fund. Accordingly, the Fund and the Other Clients may co-invest in many of the same securities and issues.

TIG (and its members, principals, officers, employers or affiliates) may give advice or take action with respect to the Other Clients that differs from the advice given with respect to the Fund. For example, a particular security may be purchased for one or more clients of TIG (including the Fund) at a time when one or more of TIG's Other Clients (including the Fund) are selling or establishing a short position in the same security. Alternatively, TIG may take a short position in a security on behalf of one client while maintaining a long position in that same security on behalf of another client, in each case consistent with the investment objectives of such clients and with the investment viewpoints of the different portfolio managers. To the extent a particular investment is suitable for both the Fund and such Other Clients (of which Stefan Mykytiuk acts as portfolio managers), such investments will generally be allocated pari passu between the Fund and the Other Clients or in some other manner which TIG determines is fair and equitable under the circumstances to all clients, including the Fund. From the standpoint of the Fund, simultaneous identical portfolio transactions for the Fund and the Other Clients may tend to decrease the prices received, and increase the prices required to be paid, by the Fund for its portfolio sales and purchases. Where less than the maximum desired number of shares of a particular security to be purchased is available at a favorable price, for the Fund and such Other Clients (of which Stefan Mykytiuk acts as portfolio managers) the shares purchased will be allocated among the Fund and such Other Clients in an equitable manner as determined by TIG. However, it should be noted that the Fund, due to different liquidity needs and regulatory requirements, cannot be managed pari passu with the Other Clients (of which Stefan Mykytiuk acts as portfolio managers) at all times. The liquidity parameters and regulatory requirements of the Fund will dictate the type of investments it may hold. Therefore, TIG must determine which investments are appropriate for the Fund. Since the Fund has lower fees than Other Clients (of which Stefan Mykytiuk acts as portfolio managers), TIG might have an incentive to place certain securities into those Other Clients with the higher fees. However, TIG recognizes its fiduciary duties to all of its clients, including the Fund, and will strive to mitigate any such conflicts in the most effective way possible.

In addition, to the extent permitted, purchase and sale transactions (including swaps) may be effected between the Fund and the Other Clients (of which Stefan Mykytiuk acts as portfolio managers) subject to the following guidelines: (i) such transactions will be effected for cash consideration at the current market price of the particular securities and (ii) no brokerage commission or fee (except for customary transfer fees or commissions) or other remuneration will be paid in connection with any such transaction.

TIG will use its best efforts in connection with the purposes and objectives of the Fund and will devote so much of its time and effort to the affairs of the Fund as may, in its judgment, be necessary to accomplish the purposes of the Fund. It should be noted that TIG (and its members, principals, officers, employees or affiliates) may conduct any other business including any business within the securities industry whether or not such business is in competition with the Fund. Without limiting the generality of the foregoing, TIG (and its members, principals, officers, employees or affiliates) acts as investment advisor or investment manager for others, manages funds or capital for others, may have, make and maintain investments in its own name or through other entities and may serve as an officer, director, consultant, partner or stockholder of one or more investment funds, partnerships, securities firms or advisory firms. It may not always be possible or consistent with the investment objectives of the various persons or entities described above and of the Fund for the same investment positions to be taken or liquidated at the same time or at the same price.

TIG (and its members, principals, officers, employees or affiliates) may engage in investing their own assets, may engage in investment management and advisory activities for others, and may have interests in other investment entities. Except to the extent necessary to perform their obligations, TIG (and its members, principals, officers, employees or affiliates) are not limited or restricted from engaging in or devoting time and attention to the management of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association, including for their own accounts. It is noted that such other entities or accounts may have investment objectives or may implement investment strategies similar to those of the Fund. It may not always be possible or consistent with the investment objectives of the Fund and the various persons or entities described above for the same investment positions to be taken or liquidated at the same time or at the same prices. Personal trading is addressed in TIG’s Code of Ethics, which must be read and signed by each employee. No personal “buy” trading is allowed in reportable securities; only “sales” of existing securities are allowed with pre-clearance from the Chief Compliance Officer. Trades for personal accounts are monitored to ensure no conflicts of interest occur. As such, all broker confirmations and monthly/quarterly statements must go to compliance to be monitored. Additionally, TIG has adopted and implemented written policies and procedures within its Code of Ethics that are designed to prevent the misuse of material nonpublic information by TIG or persons associated with TIG.

As a result of the foregoing, TIG (and its members, principals, officers, employees and affiliates) may have conflicts of interest in allocating their time and activity between the Fund and the Other Clients, in allocating investments among the Fund and the Other Clients and in effecting transactions between the Fund and the Other Clients, including ones in which TIG (and its members, principals, officers, employees and affiliates) may have a greater financial interest.

COMPENSATION (AS OF APRIL 30, 2013). Portfolio managers at TIG are compensated on an annual basis based on the performance and size of the accounts they manage through their percentage share of the incentive allocation and management fee earned with respect to their respective funds/accounts. Additionally, once they become members of TIG, they may also share in the successes of the other portfolio managers to a more limited extent through such ownership in TIG.

OWNERSHIP OF SECURITIES (AS OF APRIL 30, 2013). Mr. Mykytiuk did not beneficially own equity securities in the Fund.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Funds, the Advisor, the Sub-advisors and Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Funds could buy, they also contain significant safeguards designed to protect the Funds and their shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Advisor authority to vote proxies on the securities held in each Fund’s portfolio. The Board has also approved the Advisor’s policies and procedures for voting the proxies, which are set forth in their entirety below.

WILMINGTON FUNDS MANAGEMENT CORPORATION PROXY VOTING POLICY

INTRODUCTION

WILMINGTON FUNDS MANAGEMENT CORPORATION acknowledges that among its duties as a fiduciary to its clients is the obligation to protect the interests of its clients by voting the shares held by its clients’ accounts. In order to ensure that shares are voted in all appropriate circumstances, the Advisor will exercise voting discretion as to all shares unless voting discretion is specifically reserved for the client or assigned to a third party in the advisory contract. To ensure that shares are voted in a consistent manner and in the best interest of its clients, the Advisor has adopted this Proxy Voting Policy.

GENERAL STANDARDS AND APPROACH

Each year, the Advisor receives hundreds of proxy solicitations with respect to voting securities held in client accounts. The matters to be voted upon may be proposals of management or of stockholders, and cover a diverse assortment of complex issues. Whether the interests of shareholders are best served by a vote “for” or “against” a proposal often depends upon the context, the effects that adoption could have on the company’s business, and the motivations of the parties making the proposal. These determinations require a considerable investment of time, resources and expertise.

Given the sheer volume of proxies, and the broad spectrum of issues to be voted upon, the proxy voting process represents a considerable administrative burden. In order to efficiently discharge its duty to vote proxies, the Advisor has engaged a third party, Institutional Shareholder Services, Inc. (“ISS”), to perform the function of analyzing and providing recommendations on voting proxies.

ISS is the acknowledged industry leader in assisting institutional shareholders with the types of proxy analysis described above. The Advisor has reviewed the policies and considerations applied by ISS in voting proxies and found them to be fully consistent with the policies of the Advisor. Accordingly, the Advisor will generally follow the ISS recommendations in voting proxies. Summaries of the ISS proxy voting policies and considerations are available at the ISS website at http://www.riskmetrics.com/sitemap.html.

In general, the Advisor believes that it is in the best interests of its clients to vote its clients’ shares so as to promote the alignment of the interests of corporate management with the interests of its shareholders, to improve the accountability of corporate management to its shareholders, to reward good performance by management, and to approve proposals that the Advisor believes will result in financial rewards for its clients.

The Advisor reserves the right to override any ISS-recommended voting policy when it believes that a vote contrary to a policy would be in the best interest of the Advisor’s clients. Any vote contrary to a stated policy must be approved by the Trade Management Oversight Committee of the Advisor’s Board of Directors, or that Committee’s designee. A written summary of the considerations in making the voting decision should be prepared and retained with the records of the proxy.

The Advisor believes that addressing its proxy voting obligations as described in this Proxy Voting Policy will promote the best interests of shareholders, and therefore, will be in the best interests of the Advisor’s clients.

CONFLICTS OF INTEREST

The Advisor may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

The Trade Management Oversight Committee has reviewed a copy of the ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to the Advisor as result of business conducted by ISS. The Trade Management Oversight Committee believes that the policies, procedures and practices followed by ISS minimize the potential conflicts of interest by ISS in making voting recommendations to the Advisor.

Whenever a portfolio manager determines that it is in a client’s best interest to vote on a particular proposal in a manner other than in accordance with the guidelines set forth in this Proxy Voting Policy, or the policy does not address how to vote on the proposal, the portfolio manager shall present the matter to the Trade Management Oversight Committee, which shall be responsible for evaluating information relating to conflicts of interest in connection with the voting of the client proxy.

For purposes of identifying conflicts under this policy, the Trade Management Oversight Committee will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by employees of the Advisor, and other information actually known by a member of the Trade Management Oversight Committee.

In the event that the Trade Management Oversight Committee determines that the Advisor has a material conflict of interest with respect to a proxy proposal, then the Advisor shall either:

1. Vote on the proposal in accordance with the recommendation of the Trade Management Oversight Committee or that committee’s designee;

OR

2. Prior to voting on the proposal, either:

(i) Contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and will vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or

(ii) Fully disclose the nature of the conflict to the client(s), and obtain the client’s consent as to how the Advisor will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

The Advisor may not address a material conflict of interest by abstaining from voting, unless the Trade Management Oversight Committee (or that committee’s designee) has determined that not voting the proxy is in the best interest of a client. However, as indicated above, there may be other circumstances where the Advisor determines that refraining from voting a proxy is in the client’s best interest and the existence of a material conflict of interest shall not affect such a determination.

The Trade Management Oversight Committee shall document the manner in which proxies involving a material conflict of interest have been voted by the Advisor as well as the basis for any determination that the Advisor does not have a material conflict of interest in respect of a particular matter.

APPOINTMENT OF SUB-ADVISORS

From time to time the Advisor may recommend that a client appoint a Sub-advisor with respect to a particular investment mandate. By recommending the Sub-advisor to manage the client’s investments, the Advisor is also recommending that the client approve the Sub-advisor’s policies and procedures with respect to proxy voting. Among other things, the Advisor will require that a Sub-advisor’s policies and procedures are designed to ensure that proxies are voted in what the Sub-advisor believes to be the best interests of clients, and that conflicts are disclosed, documented, and otherwise addressed in an appropriate manner. In considering a Sub-advisor to recommend, the Advisor will seek assurance that the Sub-advisor will generally vote proxies in a manner that is consistent with WTIA’s policy (i.e., in accordance with ISS recommendations, unless otherwise specified by WTIA). The Sub-advisor will provide the Advisor with information on securities voted by the Sub-advisor promptly after the vote occurs. If a Sub-advisor proposes to cast a vote that is not consistent with WTIA’s policy, the Sub-advisor must notify the Advisor prior to casting the vote, so that the Advisor can seek to avoid conflicting votes among accounts that it manages. The Sub-advisor must also document the rationale for any such inconsistent vote.

PROXY VOTING REPORT

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period from July 1 of one year through June 30 of the next and to file Form N-PX with the SEC no later than August 31 of each year. The current
Form N-PX for the Funds is available without charge on the SEC website at www.sec.gov and through the Trust’s website. Go to www.wilmingtonfunds.com; select “Proxy Voting Record” to access the link.

PORTFOLIO HOLDINGS INFORMATION

To address possible conflicts between the interests of Fund shareholders and those of the Advisor and its affiliates concerning the release of portfolio holdings information, WFMC and the Funds have adopted policies and procedures regarding the disclosure and release of portfolio holdings information. The Board has approved the policies and procedures.

The Funds’ and the Advisor’s overall policy with respect to the release of portfolio holdings information is to release it consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Funds will not make available to anyone non-public information with respect to their portfolio holdings until such time as the information is made available to all shareholders or the general public.

Each Fund discloses its complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Fund’s fiscal year and on Form N-CSR on the second and fourth quarter ends of the Fund’s fiscal year.
Form N-Q is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

The release of Portfolio Holdings Information with respect to the Funds to selected third parties in advance of its release to all Fund shareholders or the general public is permissible only if there is a legitimate business purpose for that release, doing so is in the best interests of a Fund’s shareholders, the recipient of the Portfolio Holdings Information is subject to a duty of confidentiality pursuant to a signed agreement (including a duty not to trade on the information), and the release of the information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund’s or WFMC’s fiduciary duties. The existence of a legitimate business purpose for the release of Portfolio Holdings Information is recognized in the case of: certain eligible third parties, as described below and listed in the Appendix to this SAI; broker-dealers that may effect transactions for a Fund, subject to duties not to trade and of confidentiality; shareholders in the process of a redemption request in-kind, if such request is deemed in the best interests of the Fund and other shareholders; and the issuer of securities regarding the number or percentage of its shares that are owned by the Fund. Eligible third parties may not be required to execute a confidentiality agreement insofar as they are otherwise subject to duties of confidentiality and duties not to trade on the nonpublic information received.

Persons that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings on an ongoing basis in connection with the services that they provide to the Funds (they are included on the list in the Appendix to this SAI). Persons that are approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.

In other cases, the determination of whether a Fund has a legitimate business purpose for releasing Portfolio Holdings Information selectively in advance of its public release shall be made by the Fund’s CCO following a request submitted in writing.

The attraction of additional assets to a Fund will not in and of itself be deemed to be a legitimate business purpose. No consideration may be received by a Fund, the Advisor, a Sub-Advisor, any affiliate of the Advisor or any of their employees in connection with the disclosure of portfolio holdings information.

The Funds’ CCO conducts periodic reviews of compliance with the procedures and provides annually a report to the Board regarding the operation of the procedures and any material changes recommended as a result of such review. The CCO also reports annually to the Board on exceptions that are granted as described above along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

For purposes of the Funds’ policies and procedures, “portfolio holdings information” does not include aggregate, composite or descriptive information relating to a Fund’s portfolio holdings that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund (“Analytical Information”), or information about the Fund’s derivative positions. Analytical Information generally includes, without limitation: (1) descriptions of allocations among asset classes, industries/sectors, regions, and countries (e.g., percentages of foreign securities holdings); (2) aggregated data such as average or median ratios, market capitalization, credit quality, duration, sharpe ratio, beta, and standard deviation; (3) performance attributions by industry, sector or country; and (4) aggregated risk statistics. In addition, other information may also be deemed to be Analytical Information if, in the reasonable belief of the Funds’ CCO (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for a Fund. Such information, if made available to anyone, will be made available to any person upon request, but may or may not be posted on the Funds’ website.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Advisor looks for prompt execution of the order at a favorable price. The Advisor will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Advisor makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Funds’ Board.

Investment decisions for the Funds are made independently from those of other accounts managed by the Advisor. When a Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Advisor to be equitable. While the coordination and ability to participate in volume transactions may benefit the Funds, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by a Fund.

WFMC is responsible for decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of the Funds, and implementing these decisions including, where applicable, the negotiation of commissions and the allocation of portfolio brokerage. WFMC considers a number of factors when determining whether to use a brokerage firm, including: (i) the reputation and perceived soundness of the firm; (ii) whether the firm provides comprehensive coverage of the particular investment market; (iii) whether the firm is sufficiently knowledgeable about the market and about the security being traded so that speedy and accurate execution will be achieved; (iv) whether the securities prices offered by the firm represent fair market value and the commission charged is reasonable; (v) the firm’s ability to execute block trades; (vi) the firm’s standard of research coverage; and (vii) the firm’s standard of back-office and settlement arrangements.

In selecting the broker for a particular equity trade, when more than one firm is believed to meet WFMC’s criteria, preference may be given to a broker-dealer that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934), so long as WFMC believes that the amount of commission charged by such broker-dealer for effecting the transaction is reasonable in relation to the value of the brokerage and research services provided. WFMC will endeavor to be aware of the current level of charges of eligible broker-dealers and to minimize the expense incurred for effecting transactions to the extent consistent with the interests and policies of accounts. WFMC has no obligation to seek the lowest commission rate for any particular transaction, or to select a broker-dealer on the basis of its purported or “posted” commission rate.

With regard to fixed income trading, transactions are typically effected in an over-the-counter-market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed income securities, particularly non-investment grade and municipal securities, may have only one primary market maker. WFMC seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest available price with respect to a security.

On April 30, 2013, the following Funds owned securities of the following regular broker/dealers

Broad Market Bond Fund	Goldman Sachs & CO.- $4,191,166.00	Morgan Stanley & Co. - $3,686,157.00	Deutsche Bank- $273,550.00	JP Morgan Chase & Co.- $4,327,207.00	Mizuho Securities USA Inc.- $1,302,345.00	Citigroup Global Markets, Inc.- $3,219,542.00	Bank of America LLC- $5,655,421.00
Intermediate-Term Bond Fund	Morgan Stanley & Co. - $1,788,421.00	Deutsche Bank- $685,733.00	Credit Suisse (USA) Inc.- $1,955,000.00	JP Morgan Chase & Co.- $2,159,441.00	Goldman Sachs & CO.- $4,782,445.00	Mizuho Securities USA Inc.- $3,262,617.00	Citigroup Global Markets, Inc.- $5,024,298.00	Bank of America LLC- $1,933,529.00
Large-Cap Value Fund	JP Morgan Chase & Co.- $3,505,685.00
Large-Cap Growth Fund	Deutsche Bank- $947,562.00	Morgan Stanley & Co. - $1,000,000.00
Large-Cap Strategy Fund	Mizuho Securities USA Inc.- $2,126,090.00	Morgan Stanley & Co. - $779,591.00	JP Morgan Chase & Co.- $4,225,642.00	Goldman Sachs & CO.- $1,692,951.00	Deutsche Bank- $2,126,090.00	Citigroup Global Markets, Inc.- $3,065,655.00	Bank of America LLC- $3,533,518.00
Mid-Cap Growth Fund	Deutsche Bank- $6,914,744.00	Bank of America LLC- $1,455,664.00	Mizuho Securities USA Inc.- $6,914,744.00
Multi-Manager International Fund	Deutsche Bank- $2,946,480.00	Barclays Capital - $1,705,379.00	Credit Suisse (USA) Inc.- $2,002,386.00	Bank of America LLC- $340,577.00	Mizuho Securities USA Inc.- $1,617,819.00	UBS AG $4,340,834.00
Multi-Manager Real Asset Fund	JP Morgan Chase & Co.- $1,504,674.00	Citigroup Global Markets, Inc.- $3,300,000.00	Deutsche Bank- $5,925,000.00
Prime Money Market Fund	Barclays Capital - $50,000,000.00	JP Morgan Chase & Co.- $49,959,583.00
Multi-Manager Alternatives Fund	JP Morgan Chase & Co.- $673,986.00	Citigroup Global Markets, Inc.- $59,818.00	Jefferies & Co., Inc. $355,300.00
Short-Term Corporate Bond Fund	Bank of America LLC- $2,076,333.00	JP Morgan Chase & Co.- $5,552,913.00	Morgan Stanley & Co. - $4,891,507.00	Credit Suisse (USA) Inc.- $161,017.00	Goldman Sachs & CO.- $3,676,984.00	Mizuho Securities USA Inc.- $1,000,000.00	Citigroup Global Markets, Inc.- $1,000,000.00
Short Duration Government Bond Fund	Bank of America LLC- $647,387.00	Credit Suisse (USA) Inc.- $2,413,524.00
Small-Cap Strategy Fund	Knight Capital Group Inc.- $39,089.00	Deutsche Bank- $2,413,387.00	Bank of America LLC- $508,058.00	Mizuho Securities USA Inc.- $2,413,387.00
Small-Cap Growth Fund	Deutsche Bank- $4,250,661.00	Bank of America LLC- $894,835.00	Mizuho Securities USA Inc.- $4,250,661.00
Strategic Allocation Moderate Fund	JP Morgan Chase & Co.- $226,560.00	Goldman Sachs & CO.- $104,109.00	Citigroup Global Markets, Inc.- $234,478.00	Bank of America LLC- $115,239.00	Morgan Stanley & Co. - $35,244.00
U.S. Government Money Market Fund	Barclays Capital - $100,000,000.00	Deutsche Bank- $450,000,000.00	Credit Suisse (USA) Inc.- $94,000,000.00	Bank of America LLC- $65,000,000.00
U.S. Treasury Money Market Fund	Barclays Capital - $175,000,000.00	Deutsche Bank- $230,000,000.00	Credit Suisse (USA) Inc.- $144,000,000.00	Bank of America LLC- $115,000,000.00

RESEARCH SERVICES

Subject to future regulatory changes of the SEC, research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Advisor or by affiliates of the Sub-advisors in advising other accounts. To the extent that receipt of these services may replace services for which the Advisor or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Advisor and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Persons acting on the Funds’ behalf are authorized to pay a broker a higher brokerage commission than another broker might have charged for the same transaction in recognition of the value of brokerage or research services provided by the broker.

CO-ADMINISTRATORS, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

BNYM and WFMC serve as co-administrators to the Trust and provide the Funds with certain administrative personnel and services necessary to operate the Funds.

Fees payable to BNYM for such services are based on assets and volume of transactions.

Fees Payable to WFMC:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Wilmington Funds
0.033%	on the first $5 billion
0.020%	on the next $2 billion
0.016%	on the next $3 billion
0.015%	on assets in excess of $10 billion

BNY Mellon Investment Servicing (US) Inc., a registered transfer agent, serves as transfer and dividend disbursing agent to the Trust, and receives a separate fee from the Funds for these transfer agency services.

CUSTODIAN, FUND ACCOUNTANT AND CO-ADMINISTRATOR

BNYM is the Custodian and Fund Accountant for the Trust. BNYM as Custodian is responsible for safeguarding and controlling the Funds’ cash and securities, handling the delivery of securities and collecting interest and dividends on the Funds’ investments. BNYM provides fund accounting and administration services to the Funds for the following annual fee, based on the Funds’ average monthly net assets:

Annual Fee, Billed And Payable Monthly	Average Monthly Net Assets of the Wilmington Funds
0.0285%	on the first $500 million
0.0280%	on the next $500 million
0.0275%	on assets in excess of $1 billion

During the fiscal years ended April 30, 2011, 2012 and 2013, the Funds paid BNY the following amounts for fund accounting, administration services and custodial fees: $2,970,516, $4,351,455 and $5,311,740.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Funds, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Funds’ financial statements and financial highlights are free of material misstatement. Ernst & Young LLP is responsible for auditing the financial statements of the Funds.

FEES PAID BY THE FUNDS FOR SERVICES

	Advisory Fee Paid/ Advisory Fee Waived						Brokerage Commissions Paid			Administrative Fee Paid/ Administrative Fee Waived
	For the fiscal year ended April 30,						For the fiscal year ended April 30,			For the fiscal year ended April 30,
Funds	2013		2012*		2011*		2013	2012*	2011*	2013	2012*	2011*
Large-Cap Value Fund		$908,568		$1,096,324		$1,131,552	$100,087	$121,256	$93,369	$29,779	$43,527	$46,302
		$52,100		$5,635		$9,105						—
Large-Cap Growth Fund		$697,139		$1,002,693		$1,108,659	$80,982	$310,675	$267,456	$18,836	$32,843	$37,362
		$226,864		$147,586		$156,687						—
Mid-Cap Growth Fund		$2,365,865		$2,027,538		$1,661,252	$169,832	$311,226	$199,759	$63,830	$65,832	$55,963
		$291,638		$278,820		$434,787						—
Small-Cap Growth Fund		$1,221,565		$1,426,651		$1,424,716	$460,599	$3,462,024	$3,225,694	$32,988	$46,552	$48,000
		$112,198		$30,192		$49,958						—
Strategic Allocation Moderate Fund	$ $	319,652 235,533	$ $	441,277 408,484	$ $	437,110 400,621	$1,990	$2,290	$9,391	$14,670	$19,434	$19,937 —
Intermediate-Term Bond Fund	$ $	1,226,813 100,830	$ $	861,624 257,231	$ $	876,731 330,599	—	—	—	$56,001	$36,037	$35,904 —
Broad Market Bond Fund	$ $	1,484,838 70,919	$ $	1,365,172 218,972	$ $	1,238,549 239,582	—	—	—	$67,781	$64,494	$59,171 —
Short-Term Corporate Bond Fund	$ $	952,040 197,525	$ $	1,297,629 482,849	$ $	991,916 471,864	—	—	—	$43,701	$53,481	$40,559 —
Short Duration Government Bond Fund	$ $	757,656 82,847	$ $	706,068 156,505	$ $	618,701 210,872	—	—	—	$34,814	$33,316	$29,542 —
Maryland Municipal Bond Fund	$ $	551,439 20,960	$ $	760,153 216,174	$ $	857,991 261,508	—	—	—	$25,310	$31,316	$35,136 —
New York Municipal Bond Fund	$ $	543,531 116,928	$ $	714,080 287,060	$ $	749,533 327,180	—	—	—	$24,943	$29,437	$30,691 —
Prime Money Market Fund	$ $	15,508,625 11,747,763	$ $	7,412,850 5,975,593	$ $	6,422,275 3,986,871	—	—	—	$888,821	$500,523	$460,096 —
U.S. Government Money Market Fund	$ $	16,128,943 12,808,948	$ $	9,944,239 8,779,177	$ $	8,501,419 4,923,950	—	—	—	$924,152	$678,246	$608,908 —
Tax-Exempt Money Market Fund	$ $	2,068,870 1,750,751	$ $	762,020 573,924	$ $	515,295 249,362	—	—	—	$118,597	$50,648	$36,939 —
U.S. Treasury Money Market Fund	$ $	4,464,021 3,747,009	$ $	4,324,381 4,624,661	$ $	4,267,461 3,440,704	—	—	—	$255,934 —	$300,095 —	$305,322 —

*	The Multi-Manager Alternatives Fund commenced operations on January 12, 2012 and as a result, the information shown below is only shown for the fiscal period from January 12, 2012 through April 30, 2012. The Multi-Manager International Fund has adopted the performance of a former series of WT Mutual Fund (the “International Predecessor Fund”) as a result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities of the International Predecessor Fund. The other Funds in the table below commenced operations on March 12, 2012 but have adopted the performance of former series of WT Mutual Fund (the “Predecessor Funds”) as a result of reorganizations in which the Funds acquired all of the assets, subject to the liabilities, of the Predecessor Funds. The information shown in the table below for the Funds (other than the Multi-Manager Alternatives Fund) are shown for the fiscal period from July 1, 2011 through April 30, 2012; in addition, the information shown for the International Predecessor Fund and the Predecessor Funds is for their fiscal year ended June 30, 2011:

	Advisory Fee Paid/ Advisory Fee Waived			Brokerage Commissions Paid			Administrative Fee Paid/ Administrative Fee Waived
	For the fiscal year ended April 30,	For the fiscal period ended April 30	For the fiscal year ended June 30,	For the fiscal year ended April 30	For the fiscal period ended April 30	For the fiscal year ended June 30,	For the fiscal year ended April 30,	For the fiscal period ended April 30	For the fiscal year ended June 30,
Funds	2013	2012	2011	2013	2012	2011	2013	2012	2011
Large-Cap Strategy Fund	$1,842,921	$1,639,768	$1,910,094	$55,649	$63,345	$174,710	$84,538	$63,983	$61,560
	$1,385,777	$1,472,098	$1,673,590				—	—	—
Small-Cap Strategy Fund	$277,074	$340,835	$634,271	$37,946	$62,314	$89,479	$11,673	$10,563	$18,588
	$417,902	$545,039	$814,480				—	—	—
Multi-Manager International Fund	$4,433,243	$2,335,424	$2,681,272	$425,278	$226,775	$425,459	$101,297	$74,053	$52,717
	$228,596	$40,093	$51,844				—	—	—
Multi-Manager Alternatives Fund	$812,338	$158,580	N/A	$177,734	$62,841	N/A	$8,377	$1,824	N/A
	$317,328	$118,646	N/A				—	—	—
Multi-Manager Real Asset Fund	$3,167,916	$1,615,279	$1,964,615	$142,020	$123,112	$146,547	$87,734	$60,362	$47,561
	$148,456	$12,659	—				—	—	—
Strategic Allocation Conservative Fund	$248,544	$36,516	N/A	$4,454	$6,162	—	$11,409	$8,160	$10,511
	$191,467	$47,909	N/A				—	—	—
Strategic Allocation Aggressive Fund	$194,396	$28,713	N/A	$4,160	$1,625	—	$8,920	$6,558	$8,680
	$133,678	$36,986	N/A				—	—	—
Municipal Bond Fund	$1,001,444	$449,396	$556,187	—	—	—	$46,519	$28,868	$25,616
	$81,442	$23,407	—				—	—	—

12b-1 and Shareholder Services Fees

	For the fiscal year ended April 30, 2013
	Shareholder Services Fees	12b-1 Fees
	A Shares	A Shares
Large-Cap Value Fund	$14,101	$14,101
Large-Cap Growth Fund	$42,488	$42,488
Mid-Cap Growth Fund	$137,144	$137,144
Small-Cap Growth Fund	$88,819	$88,819
Strategic Allocation Moderate Fund	$152,603	$152,603
Intermediate-Term Bond Fund	$29,417	$29,417
Broad Market Bond Fund	$18,804	$18,804
Short-Term Corporate Bond Fund	$9,601	$9,601
Short Duration Government Bond Fund	$53,747	$53,747
Maryland Municipal Bond Fund	$87,954	$87,954
New York Municipal Bond Fund	$82,931	$82,931
Large-Cap Strategy Fund*	$—	$—
Small-Cap Strategy Fund*	$—	$—
Multi-Manager International Fund	$15,511	$15,511
Multi-Manager Alternatives Fund	$2,641	$2,641
Multi-Manager Real Asset Fund	$15,455	$15,455
Strategic Allocation Conservative Fund	$16,185	$16,185
Strategic Allocation Aggressive Fund	$7,531	$7,531
Municipal Bond Fund	$29,253	$29,253

*	On April 13, 2013, Class A Shares of the Large-Cap Strategy Fund were converted into Class I Shares, and Class A Shares of the Small-Cap Strategy Fund were terminated.

	For the fiscal year ended April 30, 2013
	Shareholder Services Fees			12b-1 Fees
	Service Shares	Select Shares	Administrative Shares	Service Shares	Select Shares	Administrative Shares
Prime Money Market Fund	$2,053,267	$6,461,640	$1,058,844	$2,053,267	—	$1,058,844
U.S. Government Money Market Fund	$2,182,449	$3,025,441	$4,714,703	$2,182,449	—	$4,714,703
U.S. Treasury Money Market Fund	$23,980	$669,396	$2,096,633	$23,980	—	$2,096,633
Tax-Exempt Money Market Fund	$161,604	$1,022,982	$108,431	$161,604	—	$108,431

	For the fiscal year ended April 30, 2013
	Shareholder Services Fees	12b-1 Fees
	I Shares	I Shares
Large-Cap Value Fund	$310,387	—
Large-Cap Growth Fund	$162,552	—
Mid-Cap Growth Fund	$558,697	—
Small-Cap Growth Fund	$269,869	—
Strategic Allocation Moderate Fund	$7,223	—
Intermediate-Term Bond Fund	$581,445	—
Broad Market Bond Fund	$723,614	—
Short-Term Corporate Bond Fund	$465,721	—
Short Duration Government Bond Fund	$323,399	—
Maryland Municipal Bond Fund	$187,765	—
New York Municipal Bond Fund	$188,834	—
Large-Cap Strategy Fund*	$921,338	—
Small-Cap Strategy Fund*	$127,359	—
Multi-Manager International Fund	$1,090,186	—
Multi-Manager Alternatives Fund	$88,858	—
Multi-Manager Real Asset Fund	$941,106	—
Strategic Allocation Conservative Fund	$108,087	—
Strategic Allocation Aggressive Fund	$89,667	—
Municipal Bond Fund	$471,821	—

*	On April 13, 2013, Class A Shares of The Large-Cap Strategy Fund were converted into Class I Shares, and Class A Shares of the Small-Cap Strategy Fund were terminated.

FINANCIAL INFORMATION

The Financial Statements for the Funds for the fiscal year ended April 30, 2013 are incorporated by reference to the Annual Reports to Shareholders of the Wilmington Funds dated April 30, 2013.

INVESTMENT RATINGS

STANDARD AND POOR’S (“S&P”)

Long-Term Debt Rating Definitions

AAA—Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB—Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B—Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or
BB- rating.

CCC—Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B rating.

CC—The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C—The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Commercial Paper (“CP”) Ratings

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1—This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Short-Term Municipal Obligation Ratings

A S&P note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1—Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2—Satisfactory capacity to pay principal and interest.

Variable Rate Demand Notes (“VRDNs”) and Tender Option Bonds (“TOBs”) Ratings

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-1+, AA/A-1+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

MOODY’S INVESTORS SERVICE, INC. (“Moodys”)

Long-Term Bond Rating Definitions

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper Ratings

P-1—Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2—Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Short-Term Municipal Obligation Ratings

Moody’s short-term ratings are designated Moody’s Investment Grade (“MIG” or “VMIG”). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1—This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2—This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Variable Rate Demand Notes (“VRDNs”) And Tender Option Bonds (“TOBs”) Ratings

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

FITCH RATINGS (“Fitch”)

Long-Term Debt Rating Definitions

AAA—Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA—Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A—Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB—Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB—Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B—Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC—Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC— Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C— Bonds are imminent default in payment of interest or principal.

Short-Term Debt Rating Definitions

F-1+—Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1—Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2—Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

Commercial Paper Rating Definitions

FITCH-1—(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2—(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

LONG-TERM DEBT RATINGS

NR—Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)—The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)—The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3) —The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

Other Considerations

Among the factors considered by Moody’s in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer’s products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer’s industry, (iii) the issuer’s relative strength and position within the industry and (iv) the reliability and quality of management.

CLASS A SHARES, AND CLASS I SHARES

Wilmington Large-Cap Strategy Fund*

Wilmington Large-Cap Value Fund

Wilmington Large-Cap Growth Fund

Wilmington Mid-Cap Growth Fund

Wilmington Small-Cap Strategy Fund*

Wilmington Small-Cap Growth Fund

Wilmington Multi-Manager International Fund

Wilmington Multi-Manager Alternatives Fund

Wilmington Multi-Manager Real Asset Fund

Wilmington Strategic Allocation Conservative Fund

Wilmington Strategic Allocation Moderate Fund

Wilmington Strategic Allocation Aggressive Fund

Wilmington Intermediate-Term Bond Fund

Wilmington Broad Market Bond Fund

Wilmington Short-Term Corporate Bond Fund

Wilmington Short Duration Government Bond Fund

Wilmington Municipal Bond Fund

Wilmington Maryland Municipal Bond Fund

Wilmington New York Municipal Bond Fund

*	On April 13, 2013, Class A Shares of the Large-Cap Strategy Fund were converted into Class I Shares and Class A Shares of the Small-Cap Strategy Fund were terminated.

SELECT CLASS SHARES, SERVICE CLASS SHARES, ADMINISTRATIVE CLASS SHARES AND INSTITUTIONAL CLASS SHARES

Wilmington Prime Money Market Fund*

Wilmington U.S. Government Money Market Fund*

Wilmington U.S. Treasury Money Market Fund

Wilmington Tax-Exempt Money Market Fund

*	Only Wilmington Prime Money Market Fund and Wilmington U.S. Government Money Market Fund offer Institutional Class Shares

ADDRESSES

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Investment Advisor and Co-Administrator

Wilmington Funds Management Corporation

1100 N. Market Street

Wilmington, DE 19890

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc.

111 South Calvert Street

26th Floor

Baltimore, MD 21202

Sub-advisors to Wilmington Multi-Manager International Fund

LSV Asset Management

155 North Wacker Drive

Suite 4600

Chicago, IL 60606

Baring International Investment Limited

155 Bishopsgate

London

EC2M 3XY

United Kingdom

Dimensional Fund Advisors LP

6300 Bee Cave Road, Building One

Austin, Texas 78736

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, Washington 98101

Northern Cross LLC

125 Summer Street

Boston, MA 02110

Sub-advisors to Wilmington Multi-Manager Alternatives Fund

Acuity Capital Management, LLC

60 Arch Street, 2nd Floor

Greenwich, Connecticut 06830

ADAR Investment Management LLC

156 West 56th Street, Suite 801

New York, New York 10019

Calypso Capital Management, LP

135 East 57th Street, 20th Floor

New York, New York 10022

Madison Street Partners, LLC

3200 Cherry Creek South Drive, Suite 360

Denver, Colorado 80209

Parametric Risk Advisors, LLC

274 Riverside Avenue, 1st Floor

Westport, Connecticut 06880

P/E Global LLC

75 State Street, 31st Floor

Boston, MA 02109

TIG Advisors, LLC

520 Madison Avenue, 26th Floor

New York, New York 10022

Sub-advisors to Wilmington Multi-Manager Real Asset Fund

EII Realty Securities, Inc.

640 Fifth Avenue, 8th Floor

New York, New York 10019

CBRE Clarion Securities LLC

201 King of Prussia Road, Suite 600

Radnor, Pennsylvania 19087

Pacific Investment Management Company, LLC

840 Newport Center Drive

Newport Beach, California 92660

HSBC Global Asset Management (France)

Immeuble Ile De France, 4 Place de la Pyramide

Puteaux, France 92800

Co-Administrator, Accountant and Custodian

BNY Mellon

101 Barclay Street

New York, NY 10286

Transfer Agent and Dividend Disbursing Agent

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

APPENDIX

The following is a list of persons other than the Advisor, the Sub-advisors and their respective affiliates that may receive nonpublic portfolio holdings information concerning the Funds:

CO-ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT

BNY Mellon

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

LEGAL COUNSEL

Stradley Ronon LLP

PERFORMANCE REPORTING/PUBLICATIONS

Lipper

Standard & Poor’s

Moody’s Investors Service

ICRA Online LTD

FINANCIAL PRINTERS

RR Donnelley

TRANSFER AGENT

BNY Mellon Investment Servicing (us) Inc.

OTHER

TechOne Media

PROXY VOTING SERVICES

ISS RiskMetrics Group

WT SAI-001-0913

PART C OTHER INFORMATION.

Item 28.	Exhibits

(a)(i)	Conformed copy of Amended and Restated Agreement and Declaration of Trust of MTB Group of Funds, dated August 8, 2000, a Delaware Statutory Trust, incorporated by reference to Registrant’s Post-Effective Amendment No. 61 on Form N-1A filed August 30, 2004.

(a)(ii)	Amendment to Declaration of Trust of MTB Group of Funds, dated August 8, 2000, incorporated by reference to Registrant’s Posts-Effective Amendment No. 87 on Form N-1A filed April 15, 2011.

(a)(iii)	Conformed copy of Amended and Restated Agreement and Declaration of Trust of Wilmington Funds, a Delaware Statutory Trust, dated March 6, 2013 (filed herewith).

(a)(iv)	Conformed copy of Amendment to Certificate of Trust of MTB Group of Funds, dated August 15, 2003, a Delaware Statutory Trust, incorporated by reference to Registrant’s Post-Effective Amendment No. 57 on Form N-1A filed August 22, 2003.

(a)(v)	Conformed copy of Amendment to Certificate of Trust of MTB Group of Funds, dated March 1, 2012, changing its name to “Wilmington Funds”, incorporated by reference to Registrant’s Post-Effective Amendment No. 105 on Form N-1A filed August 28, 2012.

(b)(i)	Copy of Amended and Restated By-Laws of MTB Group of Funds, dated August 15, 2003, a Delaware Statutory Trust, incorporated by reference to Registrant’s Post-Effective Amendment No. 57 on Form N-1A filed August 22, 2003.

(b)(ii)	Copy of Amendment #1 to the Amended and Restated By-Laws of MTB Group of Funds, dated June 24, 2004, incorporated by reference to Registrant’s Post-Effective Amendment No. 61 on Form N-1A filed August 30, 2004.

(b)(iii)	Copy of Amendment #2 to the Amended and Restated By-Laws of MTB Group of Funds, dated September 15, 2004, incorporated by reference to Registrant’s Post-Effective Amendment No. 65 on Form N-1A filed August 29, 2005.

(b)(iv)	Copy of Amendment #3 to the Amended and Restated By-Laws of MTB Group of Funds, dated December 7, 2007, incorporated by reference to Registrant’s Post-Effective Amendment No. 75 on Form N-1A filed April 21, 2008.

(c)(i)	Copy of Specimen Certificate for Shares of Capital Stock of the Registrant, incorporated by reference to Registrant’s Post-Effective Amendment No. 11 on Form N-1A filed September 3, l993.

(c)(ii)	Copy of Specimen Certificate for Shares of Capital Stock of the Vision Capital Appreciation Fund, incorporated by reference to Registrant’s Post-Effective Amendment No. 24 on Form N-1A filed December 20, 1996.

(d)(i)	Conformed copy of Sub-Advisory Agreement for International Equity Fund (LSV Asset Management), dated October 24, 2005, incorporated by reference to Registrant’s Post-Effective Amendment No. 69 on Form N-1A filed June 29, 2006.

(d)(ii)	Sub-Advisory Agreement for International Equity Fund (Baring International Investment, Limited), dated December 1, 2008, incorporated by reference to Registrant’s Post-Effective Amendment No. 83 on Form N-1A filed April 27, 2010.

(d)(iii)	Sub-Advisory Agreement for Multi-Manager Real Asset Fund (EII Realty Securities, Inc.) dated March 12, 2012 (filed herewith).

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(d)(iv)	Sub-Advisory Agreement for Multi-Manager Real Asset Fund (CBRE Clarion Securities, LLC) dated March 12, 2012 (filed herewith).

(d)(v)	Sub-Advisory Agreement for Multi-Manager Real Asset Fund (Pacific Investment Management Company LLC) dated March 12, 2012 (filed herewith).

(d)(vi)	Sub-Advisory Agreement for Multi-Manager Real Asset Fund (HSBC Global Asset Management (France) Inc. dated March 12, 2012 (filed herewith).

(d)(vii)	Sub-Advisory Agreement for Wilmington Multi-Manager Alternatives Fund (Acuity Capital Management, LLC) dated January 10, 2012, incorporated by reference to Registrant’s Post-Effective Amendment No. 102 on Form N-1A filed April 17, 2012.

(d)(viii)	Sub-Advisory Agreement for Wilmington Multi-Manager Alternatives Fund (ADAR Investment Management, LLC) dated January 5, 2012, incorporated by reference to Registrant’s Post-Effective Amendment No. 102 on Form N-1A filed April 17, 2012.

(d)(ix)	Sub-Advisory Agreement for Wilmington Multi-Manager Alternatives Fund (Calypso Capital Management, L.P.) dated January 10, 2012, incorporated by reference to Registrant’s Post-Effective Amendment No. 102 on Form N-1A filed April 17, 2012.

(d)(x)	Sub-Advisory Agreement for Wilmington Multi-Manager Alternatives Fund (TIG Advisors, LLC) dated January 5, 2012, incorporated by reference to Registrant’s Post-Effective Amendment No. 102 on Form N-1A filed April 17, 2012.

(d)(xi)	Sub-Advisory Agreement for Wilmington Multi-Manager Alternatives Fund (Madison Street Partners, LLC) dated January 6, 2012, incorporated by reference to Registrant’s Post-Effective Amendment No. 102 on Form N-1A filed April 17, 2012.

(d)(xii)	Sub-Advisory Agreement for Wilmington Multi-Manager Alternatives Fund (Parametric Risk Advisors, LLC) dated January 10, 2012, incorporated by reference to Registrant’s Post-Effective Amendment No. 102 on Form N-1A filed April 17, 2012.

(d)(xiii)	Investment Advisory Agreement dated March 12, 2012, between the Registrant and Wilmington Funds Management Corporation, incorporated by reference to Registrant’s Post-Effective Amendment No. 105 on Form N-1A filed August 28, 2012.

(d)(xiv)	Sub-Advisory Agreement dated March 12, 2012 among the Registrant, Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (filed herewith).

(d)(xv)	Assignment of Sub-Advisory Agreement dated as of March 12, 2012 among the Registrant, Wilmington Funds Management Corporation, Wilmington Trust Investment Advisors, Inc. and Baring International Investment, Limited, incorporated by reference to Registrant’s Post-Effective Amendment No. 105 on Form N-1A filed August 28, 2012.

(d)(xvi)	Assignment of Sub-Advisory Agreement dated as of March 12, 2012 among the Registrant, Wilmington Funds Management Corporation, Wilmington Trust Investment Advisors, Inc. and LSV Asset Management, incorporated by reference to Registrant’s Post-Effective Amendment No. 105 on Form N-1A filed August 28, 2012.

(d)(xvii)	Conformed copy of Sub-Advisory Agreement for Wilmington Multi-Manager International Fund (Northern Cross LLC) dated November 12, 2012 (filed herewith).

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(d)(xviii)	Conformed copy of Sub-Advisory Agreement for Wilmington Multi-Manager Fund (P/E Global LLC) (to be filed by amendment).

(d)(xix)	Sub-Advisory Agreement for Wilmington Multi-Manager International Fund (Dimensional Fund Advisors LP), dated March 12, 2012 (filed herewith).

(d)(xx)	Sub-Advisory Agreement for Wilmington Multi-Manager International Fund (Parametric Portfolio Associates LLC) dated March 12, 2012 (filed herewith).

(d)(xxi)	Fee Allocation Letter dated August 14, 2013 (filed herewith).

(e)	Distribution Agreement between the Registrant and ALPS Distributors, Inc., dated October 1, 2007, incorporated by reference to Registrant’s Post-Effective Amendment No. 83 on Form N-1A filed April 27, 2010.

(e)(i)	Distribution Agreement between the Registrant and ALPS Distributors, Inc., dated November 11, 2011, incorporated by reference to Registrant’s Post-Effective Amendment No. 105 on Form N-1A filed August 28, 2012.

(e)(ii)	Amendment to Distribution Agreement between Registrant and ALPS Distributors, Inc. dated May 1, 2012, incorporated by reference to Registrant’s Post-Effective Amendment No. 105 on Form N-1A filed August 28, 2012.

(f)	Not applicable.

(g)	Custody Agreement between the Registrant and The Bank of New York, dated September 10, 2007, incorporated by reference to Registrant’s Post-Effective Amendment No. 83 on Form N-1A filed April 27, 2010.

(g)(i)	Form of Schedule II to the Custody Agreement between the Registrant and The Bank of New York, incorporated by reference to Registrant’s Post-Effective Amendment No. 105 on Form N-1A filed August 28, 2012.

(h)(i)	Form of Recordkeeping Agreement of the Registrant, incorporated by reference to Registrant’s Post-Effective Amendment No. 75 on Form N-1A filed April 21, 2008.

(h)(ii)	Form of Recordkeeping Agreement of the Registrant for the VA Funds, incorporated by reference to Registrant’s Post-Effective Amendment No. 75 on Form N-1A filed April 21, 2008.

(h)(iii)	Agreement for Administration Services between Registrant and MTB Investment Advisors, Inc., dated April 1, 2008, incorporated by reference to Registrant’s Post-Effective Amendment No. 83 on Form N-1A filed April 27, 2010.

(h)(iii)(1)	Agreement for Administrative Services between Registrant and Wilmington Funds Management Corporation dated October 1, 2012 (filed herewith).

(h)(iv)	Fund Administration and Accounting Agreement between Registrant and The Bank of New York, dated September 10, 2007, incorporated by reference to Registrant’s Post-Effective Amendment No. 83 on Form N-1A filed April 27, 2010.

(h)(iv)(1)	Form of Exhibit A to the Fund Administration and Accounting Agreement between Registrant and The Bank of New York, incorporated by reference to Registrant’s Post-Effective Amendment No. 105 on Form N-1A filed August 28, 2012.

(h)(v)	Form of Intermediary Servicing Agreement of the Registrant, incorporated by reference to Registrant’s Post-Effective Amendment No. 75 on Form N-1A filed April 21, 2008.

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(h)(vi)	Conformed copy of Shareholder Services Plan, dated September 23, 2010, amended March 9, 2011, incorporated by reference to Registrant’s Post-Effective Amendment No. 87 on Form N-1A filed April 15, 2011.

(h)(vi)(1)	Revised Shareholder Services Plan of Registrant dated September 15, 2011, amended March 9, 2012, incorporated by reference to Registrant’s Post-Effective Amendment No. 104 on Form N-1A filed June 29, 2012.

(h)(vii)	Conformed copy of Indemnification Agreement of the Registrant; dated December 13, 2001, incorporated by reference to Registrant’s Post-Effective Amendment No. 54 on Form N-1A filed June 27, 2002.

(h)(viii)	Conformed copy of Service Mark License Agreement, dated September 22, 2003, incorporated by reference to Registrant’s Post-Effective Amendment No. 59 on Form N-1A filed April 28, 2004.

(h)(ix)	Conformed copy of Assignment and Consent of Fund Participation Agreement, dated August 22, 2003, incorporated by reference to Registrant’s Post-Effective Amendment No. 60 on Form N-1A filed July 1, 2004.

(h)(x)	Amended and Restated Participation Agreement among MTB Group of Funds, MTB Investment Advisors, Inc., TransAmerica Life Insurance Co. and TransAmerica Financial Life Insurance Co., dated September 6, 2007, incorporated by reference to Registrant’s Post-Effective Amendment No. 75 on Form N-1A filed April 21, 2008.

(h)(xi)	Amendment No. 1 to Participation Agreement among MTB Group of Funds, MTB Investment Advisors, Inc., ALPS Distributors, Inc. and Hartford Life Insurance Company, dated November 17, 2007, incorporated by reference to Registrant’s Post-Effective Amendment No. 75 on Form N-1A filed April 21, 2008.

(h)(xii)	Transfer Agency and Shareholder Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc., dated February 17, 2012, incorporated by reference to Registrant’s Post-Effective Amendment No. 102 on Form N-1A filed April 17, 2012.

(h)(xiii)	Participation Agreement among MTB Group of Funds, MTB Investment Advisors, Inc., ALPS Distributors, Inc. and First SunAmerica Life Insurance Company, dated November 16, 2007, incorporated by reference to Registrant’s Post-Effective Amendment No. 75 on Form N-1A filed April 21, 2008.

(h)(xiv)	Participation Agreement among MTB Group of Funds, MTB Investment Advisors, Inc., ALPS Distributors, Inc. and AIG SunAmerica Life Assurance Company, dated November 16, 2007, incorporated by reference to Registrant’s Post-Effective Amendment No. 75 on Form N-1A filed April 21, 2008.

(h)(xv)	Conformed copy of June 1, 2007 Letter Agreement (Administrative Services Agreement), incorporated by reference to Registrant’s Post-Effective Amendment No. 74 on Form N-1A filed August 28, 2007.

(h)(xvi)	Conformed copy of August 1, 2007 Letter Agreement (Administrative Services Agreement), incorporated by reference to Registrant’s Post-Effective Amendment No. 74 on Form N-1A filed August 28, 2007.

(h)(xvii)	Conformed copy of Fax-in Processing Instructions, all exhibits have been filed electronically.

(i)	Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered; incorporated by reference to Registrant’s Post-Effective Amendment No. 19 on Form N-1A filed June 27, 1994.

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(j)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm (filed herewith).

(k)	Not applicable.

(l)	Conformed copy of Initial Capital Understanding, incorporated by reference to Registrant’s Post-Effective Amendment No. 19 on Form N-1A filed June 27, 1994.

(m)(i)	Conformed copy of Rule 12b-1 Plan of the Registrant, dated September 23, 2010, amended March 9, 2011, incorporated by reference to Registrant’s Posts-Effective Amendment No. 87 on Form N-1A filed April 15, 2011.

(m)(i)(1)	Revised Rule 12b-1 Plan of the Registrant dated September 23, 2011, amended March 9, 2012, incorporated by reference to Registrant’s Post-Effective Amendment No. 104 on Form N-1A filed June 29, 2012.

(m)(ii)	Form of Dealer (Sales) Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 75 on Form N-1A filed April 21, 2008.

(m)(iii)	Conformed copy of Contract Defining Responsibility for Fees Under Non-Conforming Dealer Agreement, dated December 9, 2004, incorporated by reference to Registrant’s Post-Effective Amendment No. 63 on Form N-1A filed April 28, 2005.

(n)	Conformed copy of Multiple Class Plan of the Registrant, incorporated by reference to Registrant’s Posts-Effective Amendment No. 87 on Form N-1A filed April 15, 2011.

(n)(i)	Exhibit B to the Multi Class Plan of the Registrant amended December 3, 2009, incorporated by reference to Registrant’s Post-Effective Amendment No. 83 on Form N-1A filed April 27, 2010.

(n)(ii)	Revised Rule 18f-3 Multiple Class Plan of the Registrant dated November 17, 2007, amended March 9, 2012, incorporated by reference to Registrant’s Post-Effective Amendment No. 104 on Form N-1A filed June 29, 2012.

(o)(i)	Conformed copy of Power of Attorney of the Registrant, dated March 12, 2004, incorporated by reference to Registrant’s Post-Effective Amendment No. 59 on Form N-1A filed April 28, 2004.

(o)(ii)	Conformed copy of Power of Attorney of Chairman and Trustee Joseph J. Castiglia, dated July 14, 2004, incorporated by reference to Registrant’s Post-Effective Amendment No. 61 on Form N-1A filed August 30, 2004.

(o)(iii)	Conformed copy of Power of Attorney of Trustee Marguerite Hambleton, dated August 22, 2005, incorporated by reference to Registrant’s Post-Effective Amendment No. 66 on Form N-1A filed October 7, 2005.

(o)(iv)	Power of Attorney of Treasurer Guy Nordahl, dated April 15, 2008, incorporated by reference to Registrant’s Post-Effective Amendment No. 75 on Form N-1A filed April 21, 2008.

(o)(v)	Power of Attorney of Chairman and Trustee, Joseph J. Castiglia, Chief Executive Officer, Richard J. Berthy, President, Timothy L. Brenner, Treasurer, Guy Nordahl, Trustee, William H. Cowie, Jr., Trustee, John S. Cramer, Trustee, Kenneth G. Thompson, Trustee, Daniel R. Gernatt, Jr., Trustee, Richard B. Seidel, Trustee, Dr. Marguerite D. Hambleton, and Trustee, Jeffrey W. Durkee, dated September 14, 2011, incorporated by reference to Registrant’s Post-Effective Amendment No. 93 on Form N-1A filed October 21, 2011.

(o)(vi)	Power of Attorney of Chairman and Trustee, Joseph J. Castiglia, Chief Executive Officer, Richard J. Berthy, President and Trustee, Kenneth G. Thompson, Treasurer, Guy Nordahl, Trustee, William H. Cowie, Jr., Trustee, John S. Cramer, Trustee, Daniel R. Gernatt, Jr., Trustee,

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Richard B. Seidel, Trustee, Dr. Marguerite D. Hambleton, Trustee, Robert H. Arnold, Trustee, Dr. Eric Brucker, Trustee, Robert J. Christian, and Trustee, Nicholas A. Giordano, dated March 2012, incorporated by reference to Registrant’s Post-Effective Amendment No. 102 on Form N-1A filed April 17, 2012.

(p)(i)	Copy of Code of Ethics for Access Persons (Manufacturers and Traders Trust Company), dated July 1, 2002, incorporated by reference to Registrant’s Post-Effective Amendment No. 54 on Form N-1A filed June 27, 2002.

(p)(ii)	Code of Ethics of ALPS Holdings, Inc., dated May 1, 2010, incorporated by reference to Registrant’s Post-Effective Amendment No. 86 on Form N-1A filed August 30, 2010.

(p)(iii)	Copy of Code of Ethics of LSV Asset Management, dated January 19, 2007, incorporated by reference to Registrant’s Post-Effective Amendment No. 74 on Form N-1A filed August 28, 2007.

(p)(iv)	Copy of Code of Ethics Regarding Personal Securities Trading – MTBIA, incorporated by reference to Registrant’s Post-Effective Amendment No. 70 on Form N-1A filed August 28, 2006.

(p)(v)	Copy of Code of Ethics of NWQ Investment Management Company LLC, dated August 1, 2005, incorporated by reference to Registrant’s Post-Effective Amendment No. 74 on Form N-1A filed August 28, 2007.

(p)(vi)	Copy of Code of Ethics of Baring International Investment, Limited, incorporated by reference to Registrant’s Post-Effective Amendment No. 98 on Form N-1A filed December 30, 2011.

(p)(vii)	Copy of Code of Ethics of Rodney Square Management Corporation, incorporated by reference to Registrant’s Post-Effective Amendment No. 98 on Form N-1A filed December 30, 2011.

(p)(viii)	Copy of Code of Ethics of EII Realty Securities, Inc., incorporated by reference to Registrant’s Post-Effective Amendment No. 98 on Form N-1A filed December 30, 2011.

(p)(ix)	Copy of Code of Ethics of CBRE Clarion Securities, LLC, incorporated by reference to Registrant’s Post-Effective Amendment No. 98 on Form N-1A filed December 30, 2011.

(p)(x)	Copy of Code of Ethics of Pacific Investment Management Company LLC, incorporated by reference to Registrant’s Post-Effective Amendment No. 98 on Form N-1A filed December 30, 2011.

(p)(xi)	Copy of Code of Ethics of HSBC Global Asset Management (USA) Inc., incorporated by reference to Registrant’s Post-Effective Amendment No. 98 on Form N-1A filed December 30, 2011.

(p)(xii)	Copy of Code of Ethics of Acuity Capital Management, LLC, incorporated by reference to Registrant’s Post-Effective Amendment No. 98 on Form N-1A filed December 30, 2011.

(p)(xiii)	Copy of Code of Ethics of Adar Investment Management, LLC, incorporated by reference to Registrant’s Post-Effective Amendment No. 98 on Form N-1A filed December 30, 2011.

(p)(xiv)	Copy of Code of Ethics of Calypso Capital Management, L.P., incorporated by reference to Registrant’s Post-Effective Amendment No. 98 on Form N-1A filed December 30, 2011.

(p)(xv)	Copy of Code of Ethics of TIG Advisors, LLC, incorporated by reference to Registrant’s Post-Effective Amendment No. 98 on Form N-1A filed December 30, 2011.

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(p)(xvi)	Copy of Code of Ethics of Water Island Capital, LLC, incorporated by reference to Registrant’s Post-Effective Amendment No. 98 on Form N-1A filed December 30, 2011.

(p)(xvii)	Copy of Code of Ethics of Whitebox Advisors LLC, incorporated by reference to Registrant’s Post-Effective Amendment No. 98 on Form N-1A filed December 30, 2011.

(p)(xviii)	Copy of Code of Ethics of Madison Street Partners, LLC, incorporated by reference to Registrant’s Post-Effective Amendment No. 98 on Form N-1A filed December 30, 2011.

(p)(xix)	Copy of Code of Ethics of Parametric Risk Advisors, LLC, incorporated by reference to Registrant’s Post-Effective Amendment No. 98 on Form N-1A filed December 30, 2011.

(p)(xx)	Copy of Code of Ethics of Evercore Wealth Management, LLC, incorporated by reference to Registrant’s Post-Effective Amendment No. 98 on Form N-1A filed December 30, 2011.

(p)(xxi)	Copy of Code of Ethics of Northern Cross LLC (filed herewith).

(p)(xxii)	Copy of Code of Ethics of P/E Global LLC (filed herewith).

Item 29.	Persons Controlled by or Under Common Control with Registrant:

None

Item 30.	Indemnification:

Indemnification is provided to Officers and Trustees of the Registrant pursuant to Article VII of Registrant’s Amended and Restated Agreement and Declaration of Trust. The Investment Advisory Contract provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Investment Advisory Contract on the part of Adviser, Adviser shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security. Registrant’s Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad

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faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 31.	Business and Other Connections of Investment Adviser:

(a)	Wilmington Funds Management Corporation (“WFMC”), a subsidiary of Manufacturers and Traders Trust Company (“M&T Bank”) performs investment advisory services for the Registrant. Wilmington Trust Investment Advisors, Inc. (“WTIA”), also a subsidiary of M&T Bank, performs investment sub-advisory services for the Registrant. As of June 30, 2013, WFMC, WTIA and their affiliates managed approximately $12.7 billion in mutual fund assets. M&T Bank is the principal banking subsidiary of M&T Bank Corporation, a $74 billion bank holding company as of June 30, 2013, which is headquartered in Buffalo, New York. As of June 30, 2013, M&T Bank had over 700 offices throughout New York State, New Jersey, Maryland, Delaware, Virginia, West Virginia, Pennsylvania, and the District of Columbia, and an office in George Town, Cayman Islands, British West Indies.

M&T Bank was founded in 1856 and provides comprehensive banking and financial services to individuals, governmental entities and businesses throughout its footprint. Except for Wilmington Funds, M&T Bank does not presently provide investment advisory services to any other registered investment companies.

The principal executive Officers and the Directors of WTIA are set forth in the following tables. Unless otherwise noted, the position listed under Other Substantial Business, Profession, Vocation or Employment is with WTIA.

(b)

Name	Position with WTIA	Other Substantial Business, Profession, Vocation or Employment
Michael P. Pinto 25 S. Charles Street Baltimore, MD 21202	Chairman of the Board	Vice Chairman M&T Bank Corporation and Manufacturers and Traders Trust Company

Christopher D. Randall One M&T Plaza, 7th Floor Buffalo, NY 14203-2399	Director	Senior Vice President M&T Bank Corporation

Carl W. Jordan One M&T Plaza, 9th Floor Buffalo, NY 14203-2399	Director	Senior Vice President Manufacturers and Traders Trust Company

R. Samuel Fraundorf 3280 Peachtree Road NE, Suite 2700 Atlanta, GA 30305	Director, President and Chief Executive Officer	Senior Vice President, M&T Bank Corporation

Richard A. Shatzkin 25 S. Charles Street Baltimore, MD 21202	Director	Administrative Vice President, M&T Bank Corporation

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Item 32.	Principal Underwriters.

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: ALPS Series Trust, Arbitrage Funds, AQR Funds, BBH Trust, Bennett Group of Funds, BLDRS Index Funds Trust, BPV Family of Funds, Brown Management Funds, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Century Capital Management Trust, Columbia ETF Trust, CornerCap Group of Funds, The Cortina Funds, Inc., CRM Mutual Fund Trust, Cullen Funds, Drexel Hamilton Investment Partners LLC, EGA Global Shares Trust, Financial Investors Trust, Firsthand Funds, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, James Advantage Funds, Laudus Trust, Laudus Institutional Trust, Mairs & Power Funds Trust, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust II, PowerShares QQQ 100 Trust Series 1, RiverNorth Funds, Russell Exchange Traded Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Select Sector SPDR Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Tilson Investment Trust, Transparent Value Trust, db-X Exchange-Traded Funds Inc., Trust for Professional Managers, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Liquid Assets Fund, Wilmington Funds and WisdomTree Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director
Thomas A. Carter	President, Director
Jeremy O. May	Executive Vice President, Director
Kevin J. Ireland	Senior Vice President, Director of Institutional Sales
Mark R. Kiniry	Senior Vice President, National Sales Director – Investments
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer
Tané T. Tyler	Senior Vice President, Assistant Secretary, General Counsel
Kenneth V. Hager	Vice President, Treasurer and Assistant Secretary
Eric Parsons	Vice President, Controller and Assistant Treasurer
Steven Price	Vice President, Deputy Chief Compliance Officer
James Stegall	Vice President, Institutional Sales Manager
Jeff Brainard	Vice President, Regional Sales Manager
Paul F. Leone	Vice President, Assistant General Counsel
Erin D. Nelson	Vice President, Assistant General Counsel
JoEllen Legg	Vice President, Assistant General Counsel
David T. Buhler	Vice President, Senior Associate Counsel
Rhonda A. Mills	Vice President, Associate Counsel
Jennifer T. Welsh	Vice President, Associate Counsel
Randall D. Young	Secretary
Gregg Wm. Givens	Assistant Treasurer

*	The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c) Not applicable

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Item 33.	Location of Accounts and Records:

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Wilmington Funds	111 South Calvert Street, 26th floor Baltimore, Maryland 21202

The Bank of New York Mellon (“Co-Administrator, Accountant, Custodian and Transfer Agent and Dividend Disbursing Agent”)	101 Barclay Street New York, New York 10286

Wilmington Funds Management Corporation, a subsidiary of Manufacturers and Traders Trust Company (“Investment Adviser”)	1100 N. Market Street Wilmington, Delaware 19890

Wilmington Trust Investment Advisors, Inc., a subsidiary of Manufacturers and Traders Trust Company (“Investment Sub-Adviser and Co-Administrator”)	111 South Calvert Street, 26th floor Baltimore, Maryland 21202

LSV Asset Management (“Sub-Adviser” to the Wilmington Multi-Manager International Fund)	One North Wacker Drive, Suite 4000 Chicago, Illinois 60606

Baring International Investment Limited (“Sub-Adviser” to the Wilmington Multi-Manager International Fund)	155 Bishopsgate London, England EC2M 3XY

Acadian Asset Management LLC (“Sub-Adviser” to the Wilmington Multi-Manager International Fund)	One Post Office Square Boston, Massachusetts 02109

Dimensional Fund Advisors LP (“Sub-Adviser” to the Wilmington Multi-Manager International Fund)	6300 Bee Cave Road, Building One Austin, Texas 78736

Northern Cross LLC (“Sub-Adviser” to the Wilmington Multi-Manager International Fund)	125 Summer Street Boston, Massachusetts 02110

Parametric Portfolio Associates LLC (“Sub-Adviser” to the Wilmington Multi-Manager International Fund)	1918 Eighth Avenue, Suite 3100 Seattle, Washington 98101

EII Realty Securities, Inc. (“Sub-Adviser” to the Wilmington Multi-Manager Real Asset Fund)	640 Fifth Avenue, 8th Floor New York, New York 10019

CBRE Clarion Securities LLC (“Sub-Adviser” to the Wilmington Multi-Manager Real Asset Fund)	201 King of Prussia Road, Suite 600 Radnor, Pennsylvania 19087

Pacific Investment Management Company, LLC (“Sub-Adviser” to the Wilmington Multi-Manager Real Asset Fund)	840 Newport Center Drive Newport Beach, California 92660

HSBC Global Asset Management (France) (“Sub-Adviser” to the Wilmington Multi-Manager Real Asset Fund)	Immeuble Ile De France, 4 Place de la Pyramide Puteaux, France 92800

Acuity Capital Management, LLC (“Sub-Adviser” to the Wilmington Multi-Manager Alternatives Fund)	60 Arch Street, 2nd Floor Greenwich, Connecticut 06830

ADAR Investment Management LLC (“Sub-Adviser” to the Wilmington Multi-Manager Alternatives Fund)	156 West 56th Street, Suite 801 New York, New York 10019

Calypso Capital Management, LP (“Sub-Adviser” to the Wilmington Multi-Manager Alternatives Fund)	135 East 57th Street, 20th Floor New York, New York 10022

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Madison Street Partners, LLC (“Sub-Adviser” to the Wilmington Multi-Manager Alternatives Fund)	3200 Cherry Creek South Drive, Suite 360 Denver, Colorado 80209

Parametric Rick Advisors, LLC (“Sub-Adviser” to the Wilmington Multi-Manager Alternatives Fund)	274 Riverside Avenue, 1st Floor Westport, Connecticut 06880

P/E Global LLC (“Sub-Adviser” to the Wilmington Multi-Manager Alternatives Fund)	75 State Street, 31st Floor Boston, Massachusetts 02109

TIG Advisors, LLC (“Sub-Adviser” to the Wilmington Multi-Manager Alternatives Fund)	520 Madison Avenue, 26th Floor New York, New York 10022

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Item 34.	Management Services:

Not applicable.

Item 35.	Undertakings:

Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees/Directors and the calling of special shareholder meetings by shareholders.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Wilmington Funds, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 27th day of August, 2013.

WILMINGTON FUNDS

By:	/s/ Lisa R. Grosswirth
Lisa R. Grosswirth, Secretary
August 27, 2013

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE

By: /s/ Lisa R. Grosswirth
Lisa R. Grosswirth SECRETARY	Attorney-in-Fact For the Persons Listed Below	August 27, 2013

Joseph J. Castiglia*	Chairman of the Board and Trustee

Richard J. Berthy*	Chief Executive Officer
(Principal Executive Officer)

Samuel Guerrieri*	President

Christopher W. Roleke*	Treasurer
(Principal Financial Officer)

William H. Cowie, Jr.*	Trustee

John S. Cramer*	Trustee

R. Samuel Fraundorf*	Trustee

Daniel R. Gernatt, Jr.*	Trustee

Richard B. Seidel*	Trustee

Robert J. Truesdell*	Trustee

Robert H. Arnold*	Trustee

Nicholas A. Giordano*	Trustee

*	By Power of Attorney

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EXHIBIT INDEX

WILMINGTON FUNDS

Exhibit #	Title of Exhibit

(a)(iii)	Conformed copy of Amended and Restated Agreement and Declaration of Trust of Wilmington Funds, a Delaware Statutory Trust, dated March 6, 2013.

(d)(iii)	Sub-Advisory Agreement for Multi-Manager Real Asset Fund (EII Realty Securities, Inc.) dated March 12, 2012.

(d)(iv)	Sub-Advisory Agreement for Multi-Manager Real Asset Fund (CBRE Clarion Securities, LLC) dated March 12, 2012.

(d)(v)	Sub-Advisory Agreement for Multi-Manager Real Asset Fund (Pacific Investment Management Company LLC) dated March 12, 2012.

(d)(vi)	Sub-Advisory Agreement for Multi-Manager Real Asset Fund (HSBC Global Asset Management (France) Inc. dated March 12, 2012.

(d)(xv)	Sub-Advisory Agreement dated March 12, 2012 among the Registrant, Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc.

(d)(xviii)	Conformed copy of Sub-Advisory Agreement for Wilmington Multi-Manager International Fund (Northern Cross LLC) dated November 12, 2012.

(d)(xx)	Sub-Advisory Agreement for Wilmington Multi-Manager International Fund (Dimensional Fund Advisors LP), dated March 12, 2012.

(d)(xxi)	Sub-Advisory Agreement for Wilmington Multi-Manager International Fund (Parametric Portfolio Associates LLC) dated March 12, 2012.

(d)(xxii)	Fee Allocation Letter dated August 14, 2013.

(h)(iii)(1)	Agreement for Administrative Services between Registrant and Wilmington Funds Management Corporation dated October 1, 2012.

(j)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

(p)(xxii)	Copy of Code of Ethics of Northern Cross LLC

(p)(xxiii)	Copy of Code of Ethics of P/E Global LLC

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